                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_]  Confidential, For Use of the
     Commission Only (as Permitted by
     Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S)240.14a-II(c) or (S)240.14a-12
--------------------------------------------------------------------------------

                                U.S. PAWN, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.

[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1)  Title of each class of securities to which transaction applies:

          Common Stock, no par value per share.

     -------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          Various number of shares of Common Stock dependent upon the amount of cash contributed by the Registrant at the closing of the Merger.

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-II (Set forth the amount on which the filing fee is calculated and state how it was determined):

          The underlying value of the transaction consisting of shares of the Registrant's Common Stock is to be a maximum of $19,009,483 which is based upon the maximum issuance of 16,247,421 shares provided in the Merger Agreement times the closing price of the Registrant's Common Stock of $1.17 per share on November 28, 2000.

     -------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:  $19,009,483.

     -------------------------------------------------------------------------

     (5)  Total fee paid:  $6,177.

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:  None.

     -------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.: Not applicable.

     -------------------------------------------------------------------------

     (3)  Filing Party: Not Applicable.

     -------------------------------------------------------------------------

     (4) Date Filed:     Not Applicable.

     -------------------------------------------------------------------------

                                U.S. PAWN, INC.
                             7215 Lowell Boulevard
                          Westminster, Colorado 80030
                                 (303) 657-3550

                                                              December ___, 2000

To Our Shareholders:

     We are pleased to announce that U.S. Pawn, Inc. ("U.S. Pawn") has agreed to sell all of its assets to Pawn-One, Inc. ("Pawn-One") and merge U.S. Remodelers, Inc. ("U.S. Remodelers"), which designs, manufactures, sells and installs custom quality home improvement products, with a wholly owned subsidiary of U.S. Pawn ("Holdings"). We request your approval of these transactions by voting by proxy or in person at a special meeting of our shareholders ("Meeting") to be held on December _____, 2000, at 9:30 a.m. local time at the law offices of Brownstein, Hyatt & Farber, P.C., Suite 2200, 410 17th Street, Denver, Colorado 80202.

     At the Meeting, you will be asked to consider and vote upon proposals to:

     .    Sell all of U.S. Pawn's assets to Pawn-One;

     .    Approve the merger with U.S. Remodelers;

     . Reincorporate U.S. Pawn in Delaware and change its name to U.S. Home Systems, Inc.;

     . Reverse split U.S. Pawn's common stock on the basis of one share for each three shares outstanding;

     .    Elect five new directors to replace U.S. Pawn's current directors; and

     . Approve a new stock option plan for the benefit of U.S. Pawn's employees, officers, directors and consultants.

     The Board of Directors unanimously recommends that you vote for all of these proposals.

     The proposals are discussed in the proxy statement (the "Proxy Statement") attached to this letter. Please read this information carefully before you vote.

     You should rely solely on the information contained in the Proxy Statement. We have not authorized anyone to provide you with information that is different.

     The cost of the Meeting, including the cost of preparing and mailing the Proxy Statement and proxy ("Proxy") will be borne by U.S. Pawn. U.S. Pawn may use the services of its directors, officers, employees and contractors to solicit proxies, personally or by telephone. U.S. Pawn may also request banks, brokers and others who hold U.S. Pawn Common Stock in nominee names to distribute proxy soliciting materials to beneficial owners and will reimburse such banks and brokers for reasonable out-of-pocket expenses which they may incur in so doing.

     You are cordially invited to attend the Meeting in person. Regardless of whether you plan to attend the Meeting, please complete, sign and date the enclosed Proxy card and return it as promptly as possible in the enclosed envelope. No postage is required if the Proxy is mailed in the United States.

                                   By order of the Board of Directors,



                                   Charles C. Van Gundy
                                   Chief Executive Officer

                                U.S. PAWN, INC.
                             7215 Lowell Boulevard
                          Westminster, Colorado 80030
                                 (303) 657-3550

                        NOTICE OF SHAREHOLDERS' MEETING


     U.S. Pawn, Inc. ("U.S. Pawn") will hold a special meeting of shareholders ("Meeting") at the law offices of Brownstein, Hyatt & Farber, P.C., Suite 2200, 410 17th Street, Denver, Colorado 80202 at 9:30 a.m. local time on December _______, 2000, or at any adjournment or postponement of the Meeting. The purpose of the Meeting is to consider proposals to:

          (1) Approve and adopt the Asset Purchase Agreement (the "Asset Purchase Agreement") between U.S. Pawn and Pawn-One, Inc. ("Pawn-One") to sell all of U.S. Pawn's assets (the "Asset Sale");

          (2) Approve and adopt the Agreement and Plan of Merger (the "Merger Agreement") between U.S. Pawn and U.S. Remodelers, Inc. ("U.S. Remodelers") (the "Merger");

          (3) Reincorporate U.S. Pawn in Delaware and change its name to U.S. Home Systems, Inc.;

          (4) Reverse split U.S. Pawn's Common Stock on the basis of one share for each three shares outstanding;

          (5) Elect five new directors to replace U.S. Pawn's current directors; and

          (6) Approve a new stock option plan for the benefit of U.S. Pawn's employees, officers, directors and consultants (the "2000 Plan").

     You should read the attached Proxy Statement carefully. We may abandon any proposal if the shareholders do not approve all proposals. We also reserve the right to abandon the Asset Sale and the Merger at any time, subject to the terms and conditions of the Asset Purchase Agreement and the Merger Agreement, respectively, and applicable law.

     Following the Merger, if all U.S. Remodelers' shareholders participate in the Merger, and assuming the minimum $2,000,000 of cash is contributed by U.S. Pawn at the Merger Closing Date, the U.S. Remodelers shareholders will own approximately 83% of U.S. Pawn's issued and outstanding Common Stock and the current U.S. Pawn shareholders will own approximately 17% of U.S. Pawn's issued and outstanding Common Stock.

     Our Board of Directors (the "Board of Directors") believes that the Asset Sale and the Merger will add significant value to U.S. Pawn by offering opportunities for growth of revenue and earnings, and therefore unanimously recommends that you vote for the proposals set forth above.

     Approval of the proposals requires the affirmative vote of the holders of a majority of U.S. Pawn's issued and outstanding shares of Common Stock present and entitled to vote at the Meeting. December ______ , 2000, has been fixed as the record date for shareholders entitled to notice of and to vote at the Meeting. Directors will be elected by a plurality of the shares present and entitled to vote at the Meeting. The presence in person or by proxy of shareholders owning a majority of the issued and outstanding shares of the Common Stock constitutes a quorum for the Meeting.

     Article 113 of the Colorado Business Corporation Act (the "CBCA") provides a procedure by which dissenting shareholders, who were record shareholders of U.S. Pawn immediately prior to the effectiveness of the Asset Sale, may seek an appraisal of the fair value of their shares, exclusive of any element of value arising from the expectation or accomplishment of the Asset Sale, together with a fair rate of interest, if any, to be paid thereon. Any dissenting shareholder who wishes to exercise this right to an appraisal must do so by making written demand to U.S. Pawn at the address set forth in this Proxy Statement, which must be received before the Meeting and by following certain other procedures set forth in Article 113 of the CBCA (which has been attached as an exhibit to the Proxy Statement). For purposes of Article 113 of the CBCA, this Notice of Special Meeting of Shareholders is being mailed on or about December __, 2000 to record shareholders of U.S. Pawn on the record date.

     We will pay all of the expenses involved in preparing, assembling and mailing these proxy materials, along with the costs of soliciting proxies. In addition to solicitation by mail, our directors, officers and regular employees may solicit proxies by telephone or personal interview. They will receive no additional compensation for these services. We will also make arrangements with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons. We may reimburse such persons for reasonable out-of-pocket expenses they incur in doing so.

     Whether or not you plan to attend the Meeting, please fill in the appropriate blanks, sign and date the enclosed Proxy card and return it in the enclosed envelope. If you attend the Meeting and wish to vote in person, you can withdraw your proxy before the Meeting. Under Colorado law, if you choose not to vote, your abstention (and broker non-votes) will be treated as a "no" vote for purposes of determining whether the proposals are approved, provided that if a quorum is present, abstentions and broker non-votes will have no effect on the voting for the election of directors.

                                                  Sincerely,



                                                  Charles C. Van Gundy
                                                  Chief Executive Officer

December ___, 2000

                                                              December ___, 2000

                                U.S. PAWN, INC.
                             7215 Lowell Boulevard
                          Westminster, Colorado 80030
                                 (303) 657-3550

                                PROXY STATEMENT
                                      FOR
                        SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD DECEMBER ___, 2000


     This Proxy Statement is furnished to the holders of U.S. Pawn no par value common stock (the "Common Stock") in connection with the solicitation of proxies by U.S. Pawn's Board of Directors for a special meeting (the "Meeting") of our shareholders to be held at the law offices of Brownstein, Hyatt & Farber, P.C., Suite 2200, 410 17th Street, Denver, Colorado 80202, at 9:30 a.m., local time, on December ___, 2000, or at any adjournment or postponement thereof. U.S. Pawn anticipates that this Proxy Statement and the accompanying form of proxy will be first mailed or given to shareholders on or about ____________, 2000.

     At the Meeting, holders of the Common Stock will be asked to consider and vote upon the proposals relating to the sale of U.S. Pawn's assets (the "Asset Sale") to Pawn-One, Inc. (Pawn-One") and the merger (the "Merger") of U.S. Remodelers, Inc. ("U.S. Remodelers") with a wholly owned subsidiary of U.S. Pawn ("Holdings"). These and other proposals are described in this Proxy Statement.

     Please read the Proxy Statement carefully and vote by filling in the appropriate blanks, signing and dating the enclosed Proxy card and returning it in the enclosed envelope.

                               TABLE OF CONTENTS


                                                                                         PAGE
                                                                                         ----
SUMMARY.................................................................................    1
     The Special Meeting................................................................    1
          Time, Date and Place..........................................................    1
          Matters to be Considered at the Meeting.......................................    1
          Record Date, Shares Entitled to Vote..........................................    1
          Revocability of Proxies.......................................................    2
     The Asset Sale Proposal............................................................    2
          Recommendation of the U.S. Pawn Board of Directors............................    2
          The Parties to the Asset Purchase Agreement...................................    2
          The Asset Closing Date........................................................    2
          The Asset Purchase Agreement..................................................    2
     The Merger Proposal................................................................    3
          Recommendation of the Board of Directors......................................    3
          Background and Reasons for the Merger.........................................    3
          Regulatory Approvals..........................................................    4
          Accounting Treatment..........................................................    4
          Material Tax Consequences.....................................................    4
          Interests of Certain Persons in the Merger....................................    4
          Effect of the Merger on U.S. Pawn's Shareholders..............................    4
          Plans for Operation of U.S. Pawn Following the Merger.........................    5
          The Merger Closing Date; Effective Time of the Merger.........................    5
          The Merger Agreement..........................................................    5
     The Reincorporation and Name Change Proposals......................................    6
     The Reverse Stock Split Proposal...................................................    7
     The Election of Directors..........................................................    7

THE SPECIAL MEETING.....................................................................    7
     Voting and Record Date.............................................................    7
     Proxies............................................................................    8
     Dissenters' Rights.................................................................    8
     Costs of Solicitation..............................................................    9

PROPOSAL 1.  APPROVAL OF THE SALE OF ALL OF U.S. PAWN'S ASSETS..........................   10
     Recommendation of the Board of Directors...........................................   10
     The Asset Sale.....................................................................   10
     Effects of the Asset Sale..........................................................   10
     The Asset Closing Date.............................................................   10
     The Asset Purchase Agreement.......................................................   10
          The Asset Sale................................................................   10
          The Assets....................................................................   10
          The Assumed Liabilities.......................................................   10
          The Asset Purchase Price......................................................   11
               The Asset Purchase Price.................................................   11
               The Verification Condition and Purchase Price Adjustment.................   11
               The Post-Closing Adjustment..............................................   11
          The Management Agreement......................................................   11
          Representations and Warranties................................................   12
               U.S. Pawn's Representations and Warranties...............................   12

               Pawn-One's Representations and Warranties.....................................   12
          Covenants..........................................................................   12
               Covenants of U.S. Pawn........................................................   12
               Covenants of Pawn-One.........................................................   12
          Conditions to Closing of the Asset Sale............................................   12
          Indemnification....................................................................   13
               U.S. Pawn's Indemnification...................................................   13
               Pawn-One's Indemnification....................................................   13
          Termination........................................................................   13
          Asset Sale Termination Fee.........................................................   14
               U.S. Pawn's Termination Fee...................................................   14
               Pawn-One's Termination Fee....................................................   14
          Amendments.........................................................................   14

PROPOSAL 2:  APPROVAL OF THE MERGER..........................................................   14
     Background and Reasons for the Merger...................................................   14
     Recommendation of the Board of Directors................................................   15
     Regulatory Approvals....................................................................   15
     Accounting Treatment....................................................................   15
     Material Tax Consequences...............................................................   15
     Interests of Certain Persons in the Merger..............................................   15
          Employment Agreement with Charles C. Van Gundy.....................................   16
          Ownership of Proposed Board of Directors of U.S. Pawn..............................   16
     Effect of the Merger on U.S. Pawn's Shareholders........................................   16
     Plans for Operation of U.S. Pawn Following the Merger...................................   16
     The Merger Closing Date; Effective Time of the Merger...................................   16
     The Merger Agreement....................................................................   16
          The Merger.........................................................................   16
          The Merger Consideration...........................................................   16
          Conversion of U.S. Remodelers Options..............................................   17
          Treatment of Preferred Stock.......................................................   18
          Finder's Fee.......................................................................   18
          Dissenting Shares..................................................................   18
          Representations and Warranties.....................................................   18
               U.S. Pawn's Representations and Warranties....................................   18
               U.S. Remodelers's Representations and Warranties..............................   18
          Covenants..........................................................................   18
               Covenants of U.S. Pawn........................................................   18
               Covenants of U.S. Remodelers..................................................   19
               Mutual Covenants..............................................................   19
          Exclusivity........................................................................   20
          Conditions to Closing of the Merger................................................   21
               U.S. Pawn's Conditions........................................................   21
               U.S. Remodelers's Conditions..................................................   21
          Indemnification; Escrow............................................................   21
          Termination........................................................................   22
          Merger Termination Fee.............................................................   23
               U.S. Pawn's Termination Fee...................................................   23
               U.S. Remodelers's Termination Fee.............................................   23
               Termination Fee Due to Acquisition Proposal...................................   23
          Trading Symbol.....................................................................   23
          Amendments.........................................................................   23

MARKET PRICE DATA OF U.S. PAWN...............................................................   23
     Market Price Data.......................................................................   23

     Dividends..............................................................................................  24

UNAUDITED PROFORMA FINANCIAL INFORMATION....................................................................  25

SELECTED FINANCIAL DATA OF U.S. PAWN........................................................................  30

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF U.S. PAWN..........  31
     General................................................................................................  31
     Plan to Discontinue Pawn Operations....................................................................  31
     Results of Operations..................................................................................  32
          Three and Nine Months Ended September 30, 2000
              Compared to Three and Nine Months Ended September 30, 1999 ...................................  32
               Revenues.....................................................................................  32
               Merchandise Sales............................................................................  32
               Pawn Service Charges.........................................................................  32
               Total Cost of Sales and Expenses.............................................................  32
               Operating Expenses...........................................................................  32
               Administration...............................................................................  33
               Depreciation and Amortization Expense........................................................  33
               Other Expense................................................................................  33
               Loss Before Income Taxes (Results from Continuing Operations)................................  33
               Discontinued Operations......................................................................  33
          Year Ended December 31, 1999 Compared to Year Ended December 31, 1998.............................  33
               Revenues ....................................................................................  33
               Merchandise Sales ...........................................................................  33
               Pawn Service Charges ........................................................................  34
               Total Cost of Sales and Expense .............................................................  34
               Operating Expenses ..........................................................................  34
               Administration ..............................................................................  34
               Depreciation and Amortization Expense .......................................................  34
               Other Expense ...............................................................................  35
               Operating Results ...........................................................................  35
               Loss Per Share ..............................................................................  35
     Liquidity and Capital Resources........................................................................  35
          Working Capital...................................................................................  35
          Profitability vs. Liquidity.......................................................................  35
          Recently Issued Accounting Pronouncements.........................................................  36
          Inflation.........................................................................................  36
          Seasonality.......................................................................................  36

INFORMATION ABOUT U.S. PAWN.................................................................................  36
     Current Operations.....................................................................................  36
     Business Strategy......................................................................................  37
     Operating Controls.....................................................................................  37
     Pawn Operations........................................................................................  37
     Resale Operations......................................................................................  38
     Competition............................................................................................  38
     Regulation.............................................................................................  38
          Colorado..........................................................................................  38
          Wyoming...........................................................................................  39
          Firearms..........................................................................................  39
     Employees..............................................................................................  40
     Properties.............................................................................................  40
     Insurance..............................................................................................  40
     Litigation.............................................................................................  40
     Management.............................................................................................  40
          Current Directors and Executive Officers of U.S. Pawn.............................................  40
     Executive Compensation.................................................................................  41
     Employment Agreements, Termination of Employment and Change-in-Control Arrangements....................  42
     Security Ownership of Certain Beneficial Owners and Management.........................................  42
     Description of Capital Stock...........................................................................  43
          Authorized and Outstanding Capital Stock..........................................................  43
          Common Stock......................................................................................  43
          Preferred Stock...................................................................................  43


               Series A Redeemable Preferred Stock.........................................................   43
          Options..........................................................................................   44
               Stock Option Plans..........................................................................   44
               Conversion of U.S. Remodelers Options.......................................................   44

SELECTED FINANCIAL DATA OF U.S. REMODELERS.................................................................   45

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF U.S. REMODELERS...   46
     General...............................................................................................   46
     Results of Operations.................................................................................   47
          Comparison of three-month period ended September 30, 2000 to the three-month period
              ended September 30, 1999.....................................................................   47
          Comparison of nine-month period ended September 30, 2000 to the nine-month period
              ended September 30, 1999.....................................................................   48
          Comparison of year ended December 31, 1999 to the year ended December 31, 1998...................   50
     Liquidity and Capital Resources.......................................................................   51

INFORMATION ABOUT U.S. REMODELERS..........................................................................   52
     General...............................................................................................   52
     History of U.S. Remodelers............................................................................   53
     Business Strategy.....................................................................................   54
          Industry Overview................................................................................   54
          Market Positioning...............................................................................   54
          Strategy.........................................................................................   54
               Acquisition-Driven Growth...................................................................   54
               Geographic Expansion........................................................................   55
               Broaden Product Offerings...................................................................   55
               Broad Array of Services.....................................................................   55
               Cross-Selling...............................................................................   55
               Leverage Existing and Future Brands - Increase Distribution Channels........................   55
               Provide Customer Financing..................................................................   55
               Internet Strategy...........................................................................   56
     Direct Marketing and Sales............................................................................   56
     Purchasing, Material and Installation.................................................................   56
          Kitchen Cabinet Refacing, Custom Countertops and Cabinets........................................   56
          Installations....................................................................................   56
     Competition...........................................................................................   57
     Seasonality...........................................................................................   57
     Warranties............................................................................................   57
     Consumer Loan Financing...............................................................................   57
     Employees.............................................................................................   57
     Government Regulations................................................................................   58
     Properties............................................................................................   58
     Legal Proceedings.....................................................................................   58
     Management............................................................................................   58
          Executive Officers and Directors.................................................................   58
     Executive Compensation................................................................................   61
     Employment Agreements.................................................................................   61
     Stock Option Plan.....................................................................................   62
     Compensation of Directors.............................................................................   63
     Committees............................................................................................   63
     Certain Relationships and Related Transactions........................................................   63
          Stockholders' Agreement..........................................................................   63

          Stockholders Notes..............................................................................    64
          Financing.......................................................................................    64
     Principal Stockholders...............................................................................    65
     Description of Securities............................................................................    66
          General.........................................................................................    66
          Common Stock....................................................................................    66
          Preferred Stock.................................................................................    66

PROPOSAL 3.  APPROVAL TO REINCORPORATE U.S. PAWN IN DELAWARE AND CHANGE
ITS NAME..................................................................................................    67
     The Reincorporation..................................................................................    67
     Principal Reasons for the Reincorporation............................................................    68
     No Change in the Board Members, Business, Management, Employee Benefit Plans or Location
         Of  Principal Facilities of U.S. Pawn............................................................    68
     Anti-takeover Implications...........................................................................    68
     Significant Differences Between the Articles of Incorporation and the Delaware Certificate of
         Incorporation....................................................................................    69
          Change in Par Value.............................................................................    69
          Preferred Stock.................................................................................    69
          Monetary Liability of Directors.................................................................    69
          Size of the U.S. Pawn Board.....................................................................    70
          Power to Call Special Shareholders' Meetings....................................................    70
          Filling Vacancies on the U.S. Pawn Board........................................................    70
          Loans to Officers and Employees.................................................................    70
          Voting by Ballot................................................................................    70
          Compliance with the DGCL and the CBCA...........................................................    70
     Significant Differences Between the CBCA and the DGCL................................................    71
          Shareholder Approval of Certain Business Combinations...........................................    71
          Staggered Board of Directors....................................................................    72
          Indemnification and Limitation of Liability.....................................................    72
          Reduction of Capital............................................................................    73
          Dividends and Repurchases of Shares.............................................................    74
          Shareholder Voting..............................................................................    74
          Interested Director Transactions................................................................    74
          Shareholder Derivative Suits....................................................................    74
          Appraisal Rights................................................................................    75
          Dissolution.....................................................................................    76
          Action by Consent...............................................................................    76
          Special Meetings................................................................................    76
          Other...........................................................................................    76
     Conditions to Effectiveness of the Reincorporation...................................................    76
     Certain Federal Income Tax Consequences..............................................................    77
     Vote Required; Recommendation of the U.S. Pawn Board of Directors ...................................    77

PROPOSAL 4.  APPROVAL TO REVERSE SPLIT U.S. PAWN COMMON STOCK.............................................    77

PROPOSAL 5:  ELECTION OF THE BOARD OF DIRECTORS...........................................................    79

PROPOSAL 6: APPROVAL OF THE U.S. PAWN, INC. 2000 STOCK COMPENSATION PLAN..................................    79
     Summary of 2000 Plan.................................................................................    80
          Administration..................................................................................    80
          Eligibility.....................................................................................    80
               Nonqualified Options.......................................................................    80
               Incentive Options..........................................................................    80
          Option Price....................................................................................    80
          Exercise of Options.............................................................................    81


          Acceleration and Exercise upon Change of Control.................................................   81
          Alternate Stock Appreciation Rights ("SARs").....................................................   81
          Reload Options...................................................................................   82
          Payment for Option Shares........................................................................   82
          Termination of the 2000 Plan.....................................................................   83
          Amendment of the 2000 Plan.......................................................................   83
          Transferability of Options.......................................................................   83
          Restricted Stock Awards..........................................................................   83

OTHER MATTERS..............................................................................................   83

SHAREHOLDER PROPOSALS FOR THE 2000ANNUAL MEETING OF SHAREHOLDERS...........................................   84

AVAILABLE INFORMATION......................................................................................   84

INDEX TO FINANCIAL STATEMENTS..............................................................................   F-1

EXHIBITS:
     Exhibit A - Asset Purchase Agreement with Pawn-One, Inc. .............................................   A-1
     Exhibit B - Agreement and Plan of Merger with
          U.S. Remodelers, Inc. ...........................................................................   B-1
     Exhibit C - Agreement and Plan of Merger with U.S. Home Systems, Inc.
          (Delaware Reincorporation).......................................................................   C-1
     Exhibit D - Certificate of Incorporation of U.S. Home Systems, Inc....................................   D-1
     Exhibit E - Bylaws of U.S. Home Systems, Inc..........................................................   E-1
     Exhibit F - U.S. Pawn 2000 Stock Compensation Plan....................................................   F-1
     Exhibit G - Colorado Dissenters' Rights Statute.......................................................   G-1

INDEX TO FINANCIAL STATEMENTS............................................................................   F-1

EXHIBITS:
     Exhibit A - Asset Purchase Agreement with Pawn-One, Inc. ...........................................   A-1
     Exhibit B - Agreement and Plan of Merger with
          U.S. Remodelers, Inc. .........................................................................   B-1
     Exhibit C - Agreement and Plan of Merger with U.S. Home Systems, Inc.
          (Delaware Reincorporation).....................................................................   C-1
     Exhibit D - Certificate of Incorporation of U.S. Home Systems, Inc..................................   D-1
     Exhibit E - Bylaws of U.S. Home Systems, Inc........................................................   E-1
     Exhibit F - U.S. Pawn 2000 Stock Compensation Plan..................................................   F-1
     Exhibit G - Colorado Dissenters' Rights Statute.....................................................   G-1

                                    SUMMARY

     This summary highlights information contained elsewhere in this Proxy Statement. It is not complete and does not contain all of the information you should consider before voting. You should read the entire Proxy Statement carefully, including the financial statements and notes to the financial statements, and the Exhibits, before voting. Portions of this Proxy Statement contain certain "forward-looking" statements which can be identified by the use of forward-looking terms such as "expect" "estimate" "anticipate," and "believe" or by discussions of strategy, future operating results or events. These forward-looking statements are subject to risks and uncertainties that may cause U.S. Pawn's actual results, performance or achievements to differ materially from those discussed in the forward-looking statements. These risks and uncertainties include factors as detailed throughout this Proxy Statement and in U.S. Pawn's reports filed with the Securities and Exchange Commission. Forward-looking statements are made as of the date of this Proxy Statement, and U.S. Pawn cannot assure that the future results covered by the forward-looking statements will be achieved.

                              The Special Meeting

Time, Date and Place

     The Meeting will be held on December __, 2000 at the law offices of Brownstein, Hyatt & Farber, P.C., Suite 2200, 410 17th Street, Denver, Colorado 80202 commencing at 9:30 a.m. local time.

Matters to be Considered at the Meeting

     At the Meeting, U.S. Pawn's shareholders will be asked to consider and vote upon:

     (1)  approval and adoption of the Asset Purchase Agreement,

     (2)  approval and adoption of the Merger Agreement;

     (3) approval to reincorporate U.S. Pawn in Delaware and change its name to U.S. Home Systems, Inc.;

     (4) approval to reverse split U.S. Pawn Common Stock on the basis of one share for each three shares outstanding;

     (5) the election of five new directors to replace U.S. Pawn's current directors; and

     (6) approval of a new stock option plan for the benefit of U.S. Pawn's employees, officers, directors and consultants.

     We may abandon any proposal if the shareholders do not approve all proposals. We have the right to abandon the Asset Sale and the Merger at any time, subject to the terms and conditions of the Asset Purchase Agreement and the Merger Agreement, respectively, and applicable law. If all proposals are abandoned, the Asset Purchase Agreement and the Merger Agreement will be terminated and the Board of Directors will not be changed.

Record Date, Shares Entitled to Vote

     Holders of record of shares of Common Stock at the close of business on December ___, 2000 (the "Record Date") are entitled to notice of and to vote at the Meeting. At the Record Date, U.S. Pawn had 3,327,785 shares of Common Stock outstanding and entitled to vote.

     Voting. Each holder of shares of Common Stock is entitled to one vote per share with respect to all matters. Approval of the Asset Sale, the Merger, the reincorporation to Delaware and name change of U.S. Pawn, the reverse stock split and the 2000 Plan requires the affirmative vote of the holders of a majority of U.S. Pawn's issued and outstanding shares of Common Stock present and entitled to vote at the Meeting. Directors will be elected by a plurality of the shares present and entitled to vote at the Meeting. The presence in person or by proxy of shareholders owning a majority of the issued and outstanding shares of the U.S. Pawn Common Stock constitutes a quorum for the Meeting. Abstentions and broker non-votes will be treated as a "NO" vote for purposes of determining whether approval of each proposal has been obtained, provided that if a quorum is present, abstentions and broker non-votes will have no effect on the voting for the election of directors.

Revocability of Proxies

     Any shareholder may revoke a Proxy at any time before it is exercised by delivering a written revocation to U.S. Pawn, by substituting a new Proxy executed at a later date, or by requesting, in person, before the Meeting that the Proxy be returned.

                            The Asset Sale Proposal

Recommendation of the U.S. Pawn Board of Directors

     The Board of Directors of U.S. Pawn has unanimously approved the Asset Purchase Agreement and has determined that the transactions contemplated by the Asset Purchase Agreement are fair to, and in the best interests of, U.S. Pawn's shareholders. The Board of Directors therefore recommends that U.S. Pawn's shareholders vote "FOR" approval of the Asset Purchase Agreement.

The Parties to the Asset Purchase Agreement

     U.S. Pawn. U.S. Pawn was incorporated in Colorado in March 1980 and is engaged in operating pawnshops that lend money on the security of pledged tangible personal property. U.S. Pawn is one of five publicly traded pawnshop operators in the United States and owns and operates 13 pawnshops with 12 pawnshops in Colorado and one in Wyoming. U.S. Pawn's principal executive offices are located at 7215 Lowell Boulevard, Westminster, Colorado 80030 and its telephone number is (303) 657-3550.

     Pawn-One. Pawn-One was incorporated in Colorado in October 1989 and is engaged in developing and operating pawnshops that lend money on the security of pledged tangible personal property. Pawn-One owns and operates six pawnshops in Colorado. Pawn-One's principal executive offices are located at 5990 West 44th Avenue, Wheatridge, Colorado 80212 and its telephone number is (303) 456-0422.

The Asset Closing Date

     The closing of the Asset Sale will occur immediately prior to the effective time of the Merger (the "Asset Closing Date").

The Asset Purchase Agreement

     The Asset Sale. Pawn-One will pay U.S. Pawn a cash purchase price of $4,200,000 (the "Asset Purchase Price") for substantially all of the assets of U.S. Pawn (the "Assets"), subject to adjustment as described herein. Pawn-One will assume all of U.S. Pawn's real property leases (the "Leases") and may assume certain debt obligations of U.S. Pawn on the Asset Closing Date (collectively, the "Assumed Liabilities"). All cash and cash equivalents and all liabilities and obligations of U.S. Pawn not expressly assumed by Pawn-One will be retained by U.S. Pawn.

     The Management Agreement. Pursuant to the terms of the Asset Purchase Agreement, U.S. Pawn and Pawn-One entered into a management agreement (the "Management Agreement") on October 1, 2000. Under the Management Agreement, Pawn-One serves as the exclusive manager of the day-to-day operations of U.S. Pawn's pawnshop operations until the earlier of the Asset Closing Date or March 31, 2001. U.S. Pawn is required to pay Pawn-One a management fee of $25,000 per month for the first three months of the term of the Management Agreement and $35,000 per month thereafter.

     Representations and Warranties. The Asset Purchase Agreement contains various representations and warranties by U.S. Pawn and Pawn-One that are customary to similar transactions. See "The Asset Purchase Agreement - Representations and Warranties."

     Non-Solicitation. From and after the Asset Closing Date, U.S. Pawn has agreed not to solicit any employee, supplier or customer of Pawn-One for purposes of directly competing with Pawn-One's business.

     Conditions to Closing of the Asset Sale. The respective obligations of U.S. Pawn and Pawn-One to consummate the Asset Sale are subject to the prior satisfaction or waiver of certain customary conditions by U.S. Pawn and Pawn-One. See "The Asset Purchase Agreement - Conditions to Closing of the Asset Sale."

     Termination. The Asset Purchase Agreement may be terminated at any time prior to the Asset Closing Date by mutual consent or by failure of U.S. Pawn or Pawn-One to satisfy certain customary conditions required for the closing of the Asset Sale. See "The Asset Purchase Agreement - Termination."

     Asset Sale Termination Fee. U.S. Pawn and Pawn-One have agreed to pay the defaulting party a fee of $275,000 in the event of a termination of the Asset Purchase Agreement as a result of any of the following events: (a) a material breach of the Asset Purchase Agreement or the Management Agreement; (b) the failure to consummate the Asset Sale on or before March 31, 2001; (c) the failure of U.S. Pawn to obtain shareholder approval of the Asset Sale by March 31, 2001; (d) the acceptance by U.S. Pawn of an unsolicited superior proposal to that of the Asset Sale; or (e) the filing of a petition for bankruptcy, an adjudication of bankruptcy, insolvency, or an assignment for the benefit of creditors or the appointment of a receiver.

     Amendments. At any time prior to the Asset Closing Date, the Asset Purchase Agreement may be amended by letter or other document signed by each of U.S. Pawn and Pawn-One which by its terms specifically states that it is an amendment to the Asset Purchase Agreement.

                              The Merger Proposal

Recommendation of the Board of Directors

     The Board of Directors believes that the Merger is in the best interests of U.S. Pawn, has unanimously approved the Merger Agreement and recommends that U.S. Pawn's shareholders vote "FOR" approval of the Merger Agreement. In reaching its conclusions, the Board of Directors considered: (a) a wide range of expansion options, none of which were as attractive as the Merger; (b) U.S. Pawn's current financial performance, business operations and prospects; (c) the terms and conditions of the Merger Agreement; (d) the market acceptance, track record and potential for expansion of U.S. Remodelers's business; (e) the experience and reputation of U.S. Remodelers and its management; (f) the recommendation of U.S. Pawn's management with respect to the Merger; and (g) the effect of the Merger on U.S. Pawn's shareholder value.

Background and Reasons for the Merger

     As the economy in the United States has expanded over the last eight to ten years, the demand for pawnshop services has weakened. At the same time, increased competition and the emergence of regional, national and international pawnshops chains has placed a premium on size and the development of economies of scale which result from the operation of multi-store pawnshop chains. U.S. Pawn has attempted to achieve these economies of scale through the development of new or acquired pawnshops. However, U.S. Pawn has found it difficult to generate the capital necessary to expand its operations and achieve these economies of scale. Accordingly, the Board of Directors of U.S. Pawn determined that it was in the best interests of U.S. Pawn's shareholders to sell U.S. Pawn's assets and reposition U.S. Pawn in a new business, using the cash generated from the Asset Sale to finance such a new business venture. U.S. Pawn entered into the Asset Purchase Agreement with Pawn-One to sell substantially all of its assets and use the proceeds to finance the ongoing operations of U.S. Pawn following the Merger with U.S. Remodelers.

Regulatory Approvals

     No federal or state regulatory requirements must be complied with or approval obtained by U.S. Pawn in connection with the Merger except that the issuance of the securities forming a part of the Merger will require certain filings with Nasdaq and filings pursuant to state and federal securities laws.

Accounting Treatment

     The Merger will be accounted for at historical cost through a reverse acquisition by U.S. Pawn, which is similar to a recapitalization.

Material Tax Consequences

     The Merger is intended to qualify as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended. If it is so qualified, it will be a non-taxable transaction to U.S. Pawn and U.S. Remodelers that will not result in any direct federal or state income tax consequences to the U.S. Pawn or U.S. Remodelers shareholders. The parties will not obtain a tax counsel opinion or IRS letter ruling regarding the tax treatment of the Merger. If the Merger fails to qualify as a reorganization, then U.S. Remodelers and its shareholders and subsequently Holdings and its shareholders as successor and its shareholders will recognize gain or loss in the Merger in an amount equal to the excess of the fair market value of its assets over its tax basis in such assets at the effective time.

Interests of Certain Persons in the Merger

     In considering the recommendation of the Board of Directors with respect to the Merger Agreement, shareholders should be aware that certain members of U.S. Pawn's current and proposed Board of Directors and management have or may have interests in the Merger that are in addition to or different from the interests of shareholders generally.

     Employment Agreement with Charles C. Van Gundy. In connection with the proposed Merger, in October 2000 U.S. Pawn entered into a new employment agreement with its Chief Executive Officer and President, Charles C. Van Gundy. Mr. Van Gundy's employment agreement provides that until the earlier of the Merger Closing Date and March 31, 2001, Mr. Van Gundy will receive a salary of $12,500 per month. In addition, Mr. Van Gundy will receive a bonus of $50,000 if the Merger closes on or before December 31, 2000 and an additional bonus of $25,000 prorated between December 31, 2000 and March 31, 2001 if the Merger closes on or before March 31, 2001. Stock options issued to Mr. Van Gundy under the prior employment agreement are exercisable through December 31, 2002.

     Ownership of the Proposed Board of Directors of U.S. Pawn. Assuming at the Effective Time of the Merger U.S. Pawn contributes the minimum $2,000,000 of cash, the five U.S. Remodelers nominees to be directors of U.S. Pawn, as a group, will own approximately 6,617,977 shares of U.S. Pawn Common Stock or approximately 33.6% of the outstanding shares of U.S. Pawn. See "Information About U.S. Remodelers - Management."

Effect of the Merger on U.S. Pawn's Shareholders

     If the Merger is consummated, the shareholders of U.S. Pawn will retain their equity interests in U.S. Pawn, although their equity interests will be reduced to approximately 17% to 30% of the outstanding Common Stock of U.S. Pawn following the Merger depending upon the amount of cash contributed by U.S. Pawn on the Merger Closing Date. Based on such assumptions, the holders of U.S. Remodelers common stock, par value $0.001 per share ("U.S. Remodelers Common Stock"), who participate in the Merger will hold approximately 70% to 83% of U.S. Pawn's outstanding Common Stock following the Merger. U.S. Pawn currently estimates that it will contribute between $2.0 million and $2.5 million of cash on the Merger Closing Date, in which case the shareholders of U.S. Remodelers will receive between 12,518,860 and 16,247,421 shares of U.S. Pawn Common Stock, or between approximately 79% and 83% of the outstanding U.S. Pawn Common Stock, at the time of the Merger.

Plans for Operation of U.S. Pawn Following the Merger

     Following the Merger, U.S. Pawn will succeed to the business of U.S. Remodelers. U.S. Remodelers is engaged, through direct consumer marketing, in the design, sales, manufacture and installation of custom quality specialty home improvement products. U.S. Remodelers's current product lines include kitchen cabinet refacing and countertop products utilized in kitchen remodeling, bathroom refacing and related products utilized in bathroom remodeling, and vinyl replacement windows. U.S. Remodelers presently operates sales and installation centers in 13 major metropolitan areas in the United States and manufactures its own cabinet refacing, custom countertops and bathroom cabinetry products in its Virginia-based manufacturing facility.

     U.S. Remodelers's principal marketing activities are conducted through a variety of media sources including television, direct mail, marriage mail, magazines, newspaper inserts and telemarketing. U.S. Remodelers maintains a call-center in Boca Raton, Florida at which it receives in-bound calls in response to its media advertising and makes outbound calls to selected prospects. Outbound calls are made to homeowners whose demographic profile fall within certain criteria, including age and income of the homeowner, home value,
age of home and length of residency.   U.S. Remodelers is currently testing the
marketing of its products through demonstrations in some Sam's Club stores. See "Information About U.S. Remodelers - Business Strategy."

The Merger Closing Date; Effective Time of the Merger

     The closing of the Merger will occur as soon as practicable after the satisfaction of the conditions to closing set forth in the Merger Agreement, but not later than March 31, 2001 (the "Merger Closing Date"). Subject to the terms and conditions of the Merger Agreement, the Merger will become effective upon the filing and acceptance of the Certificate of Merger with the Secretary of State of the State of Delaware (the "Effective Time").

The Merger Agreement

     The Merger. The Merger Agreement provides that, subject to certain conditions including but not limited to the approval by U.S. Pawn's shareholders, Holdings will be merged with and into U.S. Remodelers with U.S. Remodelers surviving as a wholly owned subsidiary of U.S. Pawn (except for certain shares of preferred stock of U.S. Remodelers described herein).

     Merger Consideration. At the Effective Time, each outstanding share of U.S. Remodelers Common Stock will be converted into and shall thereafter represent only the right to receive a number of shares of U.S. Pawn Common Stock based upon the amount of cash contributed by U.S. Pawn on the Merger Closing Date. Assuming on the Merger Closing Date that there are 3,327,785 outstanding shares of U.S. Pawn Common Stock, the shareholders of U.S. Remodelers will receive between 8,147,336 and 16,247,421 shares of U.S. Pawn Common Stock, or between 70% and 83% of the outstanding U.S. Pawn Common Stock, at the Effective Time depending upon the amount of cash contributed by U.S. Pawn on the Merger Closing Date. U.S. Pawn currently estimates that it will contribute between $2.0 million and $2.5 million of cash on the Merger Closing Date, in which case the shareholders of U.S. Remodelers will receive between 12,518,860 and 16,247,421 shares of U.S. Pawn Common Stock, or between approximately 79% and 83% of the outstanding U.S. Pawn Common Stock, at the time of the Merger. See "The Merger Agreement - Merger Consideration."

     Conversion of U.S. Remodelers Options. At the Effective Time of the Merger and assuming U.S. Pawn's shareholders have approved the 2000 Plan, the holders of outstanding options in the U.S. Remodelers stock option plan at the Effective Time shall exchange such options for options in the 2000 Plan covering the same number of shares of U.S. Pawn Common Stock and at the same exercise price per share as such options were provided under the U.S. Remodelers stock option plan.

     Treatment of U.S. Remodelers Preferred Stock. All outstanding shares of U.S. Remodelers preferred stock will remain outstanding following the Effective Time of the Merger.

     Dissenting Shares. Holders of U.S. Remodelers Common Stock who perfect their dissenter's rights will be entitled to receive only cash, as determined under Delaware statutes, and any securities representing their pro rata portion of the Merger Consideration will not be issued.

     Representations and Warranties. The Merger Agreement contains various representations and warranties by U.S. Pawn and U.S. Remodelers that are customary to similar transactions. See "The Merger Agreement - Representations and Warranties."

     Exclusivity. With certain exceptions, unless and until the Merger Agreement is terminated, each of U.S. Pawn and U.S. Remodelers has agreed that it will not enter into, solicit, initiate or encourage the submission of any proposal or offer, or participate in any discussions or negotiations regarding, furnish to any other person or entity any information with respect to, or otherwise assist, facilitate or cooperate in any way with any effort to effect a competing transaction with the Merger. See "The Merger Agreement - Exclusivity."

     Conditions to Closing of the Merger. The obligations of U.S. Pawn and U.S. Remodelers to consummate the Merger are subject to the prior satisfaction or waiver of certain customary conditions. See "The Merger Agreement - Conditions to Closing the Merger."

     Termination. The Merger Agreement may be terminated at any time prior to the Merger Closing Date by mutual consent of U.S. Pawn and U.S. Remodelers or by the failure of U.S. Pawn or U.S. Remodelers to satisfy ceratin conditions required for the closing of the Merger. See "The Merger Agreement - Termination."

     Merger Termination Fee. If the Merger Agreement is terminated: (a) by U.S. Remodelers because: (i) U.S. Pawn fails to perform in any material respect any of its obligations under the Merger Agreement and such failure has not been cured within 15 days after written receipt of notice from U.S. Remodelers; (ii) on the Merger Closing Date, the Asset Sale has not been consummated; (iii) on the Merger Closing Date, U.S. Pawn's cash is less than $2,000,000; (iv) on the Merger Closing Date, U.S. Pawn has not obtained a fairness opinion to U.S. Pawn's shareholders that the Asset Sale is fair from a financial point of view; or (v) the Merger Closing Date has not occurred on or before March 31, 2001; or
(b) by U.S. Pawn because its required shareholder approval has not been obtained on or before March 31, 2001, and, in each case, U.S. Remodelers is not in material breach of its representations, warranties, covenants or other obligations under the Merger Agreement, U.S. Pawn must pay to U.S. Remodelers $250,000 plus its reasonable attorneys' fees.

     Conversely, if the Merger Agreement is terminated by U.S. Pawn because: (a) prior to the Merger Closing Date U.S. Remodelers fails to perform in any material respect any of its obligations under the Merger Agreement and such failure has not been cured within 15 days after receipt of written notice from U.S. Pawn; or (b) the Merger Closing Date has not occurred on or before March 31, 2001 and, in each case, U.S. Pawn is not in material breach of its representations, warranties, covenants or other obligations under the Merger Agreement, U.S. Remodelers must pay to U.S. Pawn $250,000 plus its reasonable attorneys' fees.

     In addition, if the Merger Agreement is terminated by either party because it has accepted an unsolicited offer for a competing transaction to the Merger and such party is not in material breach of its representations, warranties, covenants or other obligations under the Merger Agreement, the party terminating the Merger Agreement shall pay to the other party $250,000 plus its reasonable attorneys' fees and 10% of the aggregate value of the competing transaction.

     Trading Symbol. Following the consummation of the Merger, the symbol for U.S. Pawn Common Stock on the Nasdaq SmallCap Market ("Nasdaq") will be changed to a symbol related to the name U.S. Home Systems, Inc.

     Amendments. The Merger Agreement may be amended only by a written agreement signed by U.S. Pawn and U.S. Remodelers.

                 The Reincorporation and Name Change Proposals

     Under the Merger Agreement, U.S. Pawn has agreed to reincorporate in Delaware (the "Reincorporation"). The principal reasons for the Reincorporation are the greater flexibility of Delaware corporate law, the substantial body of case law interpreting that law, and the increased ability of U.S. Pawn to attract and retain qualified directors. U.S. Pawn believes that its shareholders will benefit from the well-established principles of corporate governance that Delaware law affords. The proposed Certificate of Incorporation and Bylaws for U.S. Home Systems, Inc. are substantially similar to U.S. Pawn's current Articles of Incorporation and Bylaws, with the exception that the Delaware Certificate of Incorporation makes certain alterations due to differences in Delaware and Colorado law and does not provide for staggered terms for directors.

     The Reincorporation will be effected by merging U.S. Pawn with and into U.S. Home Systems, Inc., a Delaware corporation and wholly owned subsidiary of U.S. Pawn ("Sub"). Upon completion of the Reincorporation, U.S. Pawn will cease to exist in accordance with the CBCA and Sub will operate the business of U.S. Pawn under the name U.S. Home Systems, Inc. Pursuant to the Agreement and Plan of Merger between U.S. Pawn and Sub (the "Reincorporation Merger Agreement"), each outstanding share of U.S. Pawn Common Stock will automatically be converted into one share of Sub common stock, par value $0.001 per share ("Sub Common Stock"). It is expected that the Reincorporation will be effective as of 5:01 p.m., Eastern Time, at the Effective Time of the Merger. Sub will assume and continue the outstanding stock options and all other employee benefit plans of U.S. Pawn. Each outstanding and unexercised option or other right to purchase shares of U.S. Pawn Common Stock will become an option or right to purchase the same number of shares of Sub Common Stock, subject to adjustment for the reverse stock split, on the same terms and conditions and at the same exercise price applicable to any such option or stock purchase right as of the Effective Time of the Merger. It is expected that the Sub Common Stock will be listed on the Nasdaq SmallCap Market and that it will trade under a symbol related to the name U.S. Home Systems, Inc.

     Management is effecting a name change to U.S. Home Systems, Inc. in connection with the Reincorporation because U.S. Pawn is entering an entirely different line of business following the Merger. Management believes that U.S. Pawn's name should reflect its new line of business.

     The U.S. Pawn Board recommends that its shareholders approve the Reincorporation and name change. A vote in favor by the holders of at least a majority of the outstanding shares of U.S. Pawn Common Stock present and entitled to vote at the Meeting is required to approve this proposal.

                       The Reverse Stock Split Proposal

     Pursuant to the Merger Agreement, U.S. Pawn's Board of Directors has approved a proposal to reverse split U.S. Pawn Common Stock on the basis of one share for each three shares outstanding (the "Reverse Stock Split") while maintaining 30,000,000 shares of no par value common stock authorized for issuance. Based upon the number of shares of Common Stock outstanding on the Record Date, upon the effectiveness of the Reverse Stock Split, the total number of outstanding shares of U.S. Pawn Common Stock would be reduced to 1,109,262 shares.

     The U.S. Pawn Board of Directors recommends that its shareholders approve the proposal for the Reverse Stock Split. A vote in favor by the holders of at least a majority of the outstanding shares of U.S. Pawn Common Stock present and entitled to vote at the Meeting is required to approve this proposal.

                           The Election of Directors

     Under the Merger Agreement, U.S. Remodelers will replace the current U.S. Pawn Board of Directors with five nominees of U.S. Remodelers. Accordingly, at the Effective Time of the Merger, the U.S. Pawn Board of Directors will be comprised of Murray H. Gross, David A. Yoho, Ronald I. Wagner, Charles D. Maguire, and D.S. Berenson. See "Information About U.S. Remodelers - Management."

     The U.S. Pawn Board of Directors recommends the election of these individuals to the U.S. Pawn Board of Directors. A vote in favor by the holders of at least a plurality of the shares of U.S. Pawn Common Stock present and entitled to vote at the Meeting is required to approve this proposal.

                              THE SPECIAL MEETING

Voting and Record Date

     The Board of Directors has fixed December ___, 1999 as the Record Date. Only persons who hold U.S. Pawn Common Stock of record as of the Record Date will be entitled to notice of and to vote at the Meeting. As of the Record Date, there were 3,327,785 shares of U.S. Pawn Common Stock outstanding and entitled to vote.

     Each shareholder on the Record Date is entitled to cast one vote per share, exercisable in person or by a properly executed Proxy at the Meeting.

     The presence at the Meeting, in person or by a Proxy, of the holders of a majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum at the Meeting. Votes will be counted by inspectors appointed by U.S. Pawn. Shares represented by Proxies that reflect abstentions or include "broker non-votes" will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. A broker non-vote occurs when a registered broker holding customer securities in street name has not received voting instructions from the beneficial owner regarding any "non-routine" matter as so designated by that broker's self-regulatory organization. The approval and adoption of the Asset Purchase Agreement, the Merger Agreement, the reincorporation to Delaware and name change of U.S. Pawn, the Reverse Stock Split and the adoption of the 2000 Plan require the affirmative vote of the holders of a majority of the outstanding shares of U.S. Pawn Common Stock present and entitled to vote at the Meeting. Directors will be elected by a plurality of the shares present and entitled to vote at the Meeting. Abstentions and broker non-votes will be treated as "no" votes for purposes of determining whether approval of each of the proposals has been obtained, provided that if a quorum is present, abstentions and broker non-votes will have no effect on the voting for the election of directors.

     The Board of Directors of U.S. Pawn has unanimously approved the Asset Purchase Agreement, the Merger Agreement, the reincorporation to Delaware and name change of U.S. Pawn, the Reverse Stock Split and the adoption of the 2000 Plan and recommends a vote "FOR" approval of each of the proposals and the election of the directors nominated by U.S. Remodelers.

Proxies

     All shares of Common Stock represented at the Meeting by properly executed Proxies received prior to or at the Meeting, and not duly and timely revoked, will be voted at the Meeting in accordance with the choices marked by the shareholders. Unless a contrary choice is marked, or if the Proxy is left blank as to choice, the shares will be voted "FOR" approval of each of the proposals and the election of the directors nominated by U.S. Remodelers.

     The Board of Directors is not aware of any other matters to be presented at the Meeting. If other matters properly come before the Meeting, the persons designated in the Proxy intend to vote the shares represented thereby in accordance with their best judgment.

     Any Proxy may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by: (a) filing with the Secretary of U.S. Pawn at or before the taking of the vote at the Meeting a written revocation bearing a later date than the Proxy; (b) duly executing a later-dated Proxy relating to the same shares and delivering it to the Secretary of U.S. Pawn before the taking of the vote at the Meeting; or (c) attending the Meeting and voting in person.

Dissenters' Rights

     Under Colorado law, U.S. Pawn's shareholders have the right and are entitled to dissent from the consummation of the Asset Sale and to receive payment of the fair value of the shares of U.S. Pawn Common Stock owned by them. U.S. Pawn's shareholders do not have dissenters' rights with respect to the Merger. In the event a U.S. Pawn shareholder elects to exercise dissenters' rights in connection with the Asset Sale, that shareholder must comply with the applicable procedures set forth in Sections 7-113-201 through 7-113-209 of the CBCA, as summarized below, in order to receive payment of the fair value of any shares of U.S. Pawn Common Stock owned by that shareholder. A copy of Title 7,
Article 113 of the CBCA is set forth in Exhibit G to this Proxy Statement.

     THE FOLLOWING IS ONLY A SUMMARY OF THE PROCEDURES FOR DISSENTING SHAREHOLDERS PRESCRIBED BY SECTIONS 7-113-101 THROUGH 7-113-302 OF THE CBCA AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF TITLE 7, ARTICLE 113 OF THE CBCA AS SET FORTH IN EXHIBIT G TO THIS PROXY STATEMENT.

     Section 7-113-102 of the CBCA provides that a U.S. Pawn shareholder, as a record or beneficial shareholder of U.S. Pawn, is entitled to dissent from the Asset Sale and demand payment of the fair value of such shareholder's shares. In accordance with Section 7-113-202, in order to exercise dissenters' rights, a U.S. Pawn shareholder must, prior to the taking of the vote of the shareholders on the Asset Sale, deliver to U.S. Pawn written notice of such shareholder's intent to demand payment for his or her shares in the event the Asset Sale is approved and must not vote his or her shares in favor of the Asset Sale. In accordance with Section 7-113-203, within ten days after the Asset Sale is effected, U.S. Pawn must deliver a written dissenter's notice to all U.S. Pawn shareholders who satisfy the requirements of
Section 7-113-202. The dissenter's notice must: (a) state that the Asset Sale was authorized, the effective date of the Asset Sale, the address at which U.S. Pawn will receive payment demands and where stock certificates will be deposited; (b) supply a form for demanding payment, which form will request an address from the dissenting shareholder to which payment is to be made; and (c) set the date by which U.S. Pawn must receive the payment demand and stock certificates, which date will not be less than 30 days after the date the dissenter's notice was delivered. Furthermore, the dissenter's notice may require that all beneficial shareholders, if any, certify as to the assertion of dissenters' rights and be accompanied by Title 7, Article 113 of the CBCA. Pursuant to Section 7-113-204 of the CBCA, a U.S. Pawn shareholder receiving the dissenter's notice must demand payment in writing and deposit such shareholder's stock certificates in accordance with the terms of the dissenter's notice. A U.S. Pawn shareholder's demand for payment and deposit of his or her stock certificates are irrevocable unless the effective date of the Asset Sale occurs more than 60 days after the payment demand date established by U.S. Pawn. If a U.S. Pawn shareholder does not comply with Title 7, Article 113 of the CBCA, such shareholder will receive the Asset Sale consideration provided in the Asset Purchase Agreement.

     Upon the later of the effective date of the Asset Sale, or upon receipt of a demand for payment by a dissenting shareholder, U.S. Pawn must pay each dissenting shareholder who complies with Section 7-113-204 the amount U.S. Pawn estimates to be the fair value of such shares, plus accrued interest in accordance with Section 7-113-206. The payment must be accompanied by: (a) U.S. Pawn's balance sheet as of the fiscal year ending not more than 16 months before the date of payment, an income statement for that year, a statement of change in shareholders' equity for that year, and the latest available interim financial statement; (b) a statement of U.S. Pawn's estimate of the fair value of the shares; (c) an explanation by U.S. Pawn of how the interest was calculated; (d) a statement of the dissenting shareholder's right to demand payment under
Section 7-113-209; and (e) a copy of Title 7, Article 113 of the CBCA. In the event that a U.S Pawn shareholder is dissatisfied with U.S. Pawn's payment or offer of payment, such shareholder may notify U.S. Pawn in writing within 30 days after U.S. Pawn makes or offers to pay each dissenting shareholder, of such shareholder's own estimate of the fair value of such shares and the amount of interest due, and demand payment of such U.S. Pawn shareholder's estimate, less any payment already made by U.S. Pawn under Section 7-113-206, or reject U.S. Pawn's offer under Section 7-113-208 and demand payment for the fair value of the shares and interest due. A U.S. Pawn shareholder may effect the foregoing if: (a) such U.S. Pawn shareholder believes that the amount paid or offered is less than the fair value of the shares or that the interest due is incorrectly calculated; (b) U.S. Pawn has failed to make payment within 60 days after the date set for demanding payment; or (c) U.S. Pawn does not return the deposited stock certificates within the time specified by Section 7-113-207 of the CBCA. In the event a demand for payment under Section 7-113-209 remains unsolved, U.S. Pawn may commence a court proceeding to determine the fair value of the shares and accrued interest within 60 days after receiving the payment demand from a U.S. Pawn shareholder pursuant to Section 7-113-301. No assurance can be given that any court's determination of the fair value of the shares will be greater than the Asset Sale consideration provided in the Asset Purchase Agreement.

Costs of Solicitation

     U.S. Pawn will pay all of the expenses involved in preparing, assembling and mailing these proxy materials, along with the costs of soliciting Proxies. In addition to solicitation by mail, directors, officers and regular employees of U.S. Pawn may solicit Proxies by telephone or personal interview. They will receive no compensation for their services other than their regular compensation. U.S. Pawn will also make arrangements with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons. U.S. Pawn may reimburse such persons for reasonable out-of-pocket expenses they incur in doing so.

        PROPOSAL 1.  APPROVAL OF THE SALE OF ALL OF U.S. PAWN'S ASSETS

Recommendation of the Board of Directors

     The Board of Directors of U.S. Pawn has unanimously approved the Asset Purchase Agreement and has determined that the transactions contemplated by the Asset Purchase Agreement are fair to, and in the best interests of, U.S. Pawn's shareholders. The Board of Directors therefore recommends that U.S. Pawn's shareholders vote "FOR" approval of the Asset Purchase Agreement.

The Asset Sale

     The following information describes the material aspects of the Asset Sale and the Asset Purchase Agreement. This description does not purport to be complete and is qualified in its entirety by reference to the exhibits hereto, including the Asset Purchase Agreement, which is attached to this Proxy Statement as Exhibit A and is incorporated herein by reference. All shareholders are urged to read Exhibit A in its entirety.

Effects of the Asset Sale

     Upon consummation of the Asset Sale, U.S. Pawn will sell to Pawn-One the Assets in exchange for: (a) the assumption by Pawn-One of the Assumed Liabilities; and (b) the cash payment by Pawn-One of the Asset Purchase Price.

The Asset Closing Date

     If the Asset Purchase Agreement is adopted by the requisite vote of U.S. Pawn's shareholders and the other conditions to the Asset Sale are satisfied (or waived to the extent permitted), the Asset Closing Date will occur immediately prior to the Merger Closing Date. In certain circumstances, Pawn-One or U.S. Pawn may terminate the Asset Purchase Agreement prior to the Closing.

The Asset Purchase Agreement

     The Asset Sale. The Asset Purchase Agreement provides for the purchase by Pawn-One of the Assets and the assumption by Pawn-One of the Assumed Liabilities.

     The Assets. The Asset Purchase Agreement provides that on the Asset Closing Date Pawn-One will purchase all of U.S. Pawn's right, title and interest in all of the following Assets: (a) the pawn loans (the "Loans"); (b) all inventory items held for sale to the public in U.S. Pawn's pawnshops (other than the Excluded Assets)(the "Inventory"); (c) all earned pawn service charges payable to U.S. Pawn relating to the Loans (the "Service Charges"); (d) all of the fixed assets of U.S. Pawn (the "FFE"); (d) all service marks, copyrights, trademarks, telephone directory listings, telephone numbers, fax numbers, and any other form of information of U.S. Pawn (the "Intellectual Property"); and
(e) all real property owned by U.S. Pawn (the "Real Estate"). The Assets do not include any non-jewelry Inventory held for sale to the public in U.S. Pawn's pawnshops that have been designated by U.S. Pawn and Pawn-One to have been in U.S. Pawn's Inventory for a period greater than 180 days prior to the Asset Closing Date or any jewelry Inventory held for sale to the public in U.S. Pawn's pawnshops that have been designated by U.S. Pawn and Pawn-One to have been in U.S. Pawn's Inventory for a period greater than 360 days prior to the Asset Closing Date (the "Excluded Assets"). All cash and cash equivalents will be retained by U.S. Pawn.

     The Assumed Liabilities. On the Asset Closing Date, Pawn-One will assume all of the Assumed Liabilities. All liabilities and obligations of U.S. Pawn other than the Assumed Liabilities will not be assumed by Pawn-One and will be retained by U.S. Pawn. Although the Assumed Liabilities include all of the Leases, U.S. Pawn may remain liable to the landlords under the Leases and could be required to make future lease payments if Pawn-One defaults on its obligations under the Leases.

     The Asset Purchase Price.

          The Asset Purchase Price.  The Asset Purchase Price to be paid by
          ------------------------
Pawn-One for the Assets is $4,200,000 in cash, subject to adjustment as provided below.

          The Verification Condition and Purchase Price Adjustment.  Prior to
          --------------------------------------------------------
the execution of the Asset Purchase Agreement, U.S. Pawn and Pawn-One agreed that the portion of the Asset Purchase Price attributable to the Loans is $2,377,418 (the "Loans Price"), the portion of the Purchase Price attributable to the Inventory (other than the Excluded Assets) is $1,277,157 (the "Inventory Price"), the portion of the Purchase Price attributable to FFE is $50,000, the portion of the Asset Purchase Price attributable to Service Charges is $100,000 and the portion of the Asset Purchase Price attributable to the Real Estate is $395,425. Prior to the execution of the Asset Purchase Agreement, U.S. Pawn and Pawn-One also agreed upon a valuation formula to be used by the parties to value the Inventory and the Loans (the "Valuation Formula"). On the Asset Closing Date, a written report stating the aggregate value of the Inventory and Loans shall be produced from U.S. Pawn's computer system utilizing the Valuation Formula (the "Verification Report"). If the value of the Inventory on the Verification Report is different than the agreed-upon Inventory Price, on the Asset Closing Date the Asset Purchase Price shall be adjusted upward or downward on a dollar-for-dollar basis for any amount of such difference. If the value of the Loans on the Verification Report is different than the agreed-upon Loans Price, on the Asset Closing Date the Asset Purchase Price shall be adjusted upward or downward $1.20 for every dollar amount of such difference.

          The Post-Closing Adjustment.  On the Asset Closing Date, Pawn-One will
          ---------------------------
deposit 10% of the Asset Purchase Price into an interest bearing escrow account (the "Escrowed Funds"). On the Asset Closing Date, U.S. Pawn and Pawn-One will generate an Inventory and Loans statement as of the Asset Closing Date ("I & L Statement"). As soon as practicable (but in no event later than 20 days) following the Asset Closing Date (the "Post Closing Adjustment Period"), Pawn-One will verify the existence of the Inventory and Loans as of the Asset Closing Date. Pawn-One will conduct a post closing audit of each pawnshop's Inventory and Loans, and provide to U.S. Pawn a written report (the "Audit Report") which documents the results of each audit. In the event that any of the Inventory and Loans on the I & L Statement is unaccounted for and Pawn-One is not in material breach of its obligations under the Management Agreement, each of U.S. Pawn and Pawn-One will bear 50% of the loss associated with such unaccounted for Inventory and Loans. U.S. Pawn shall reimburse Pawn-One for 50% of such unaccounted for Inventory and Loans valued on a basis consistent with the Valuation Formula through the release to Pawn-One of the appropriate amount of the Escrowed Funds. In addition, on the Asset Closing Date, U.S. Pawn will be credited for any pre-paid expenses of U.S. Pawn for any period following the Asset Closing Date and the Asset Purchase Price shall be adjusted, on a pro-rata basis, for any such pre-paid expenses.

     The Management Agreement. Pursuant to the terms of the Asset Purchase Agreement and simultaneously with the execution thereof, U.S. Pawn and Pawn-One entered into the Management Agreement on October 1, 2000. Under the Management Agreement, Pawn-One serves as the exclusive manager of the day-to-day operations of U.S. Pawn's pawnshop operations until such time as U.S. Pawn's shareholders approve the Asset Sale, but in no event longer than six months. Accordingly, the Management Agreement will remain in effect until the earlier of the Asset Closing Date or March 31, 2001. During the term of the Management Agreement, Pawn-One will use its best efforts to sell, for the maximum value and for the benefit of U.S. Pawn, the Excluded Assets. U.S. Pawn will pay Pawn-One $25,000 per month for the first three months of the Management Agreement and $35,000 per month thereafter. In addition, Pawn-One will bear 50% of any loss incurred for any shrinkage in Inventory due to lost, stolen or misappropriated items during the term of the Management Agreement and the Asset Purchase Price will be adjusted downward $0.50 for every dollar of shrinkage in Inventory.

     Representations and Warranties.

          U.S. Pawn's Representations and Warranties.  The Asset Purchase
          ------------------------------------------
Agreement contains various representations and warranties by U.S. Pawn that are customary to similar transactions relating to, among other things: (a) organization, valid existence and good standing; (b) corporate authorization to enter into, perform and consummate the Asset Purchase Agreement; (c) corporate authorization and power to own and operate the Assets, to lease its properties and to carry on its business; (d) valid title to the Assets, free and clear of any encumbrances; (e) maintenance of insurance; (f) permits, consents and compliance; (g) tax matters; (h) conduct of its business in the ordinary course; and (i) the absence of brokers.

          Pawn-One's Representations and Warranties.  The Asset Purchase
          -----------------------------------------
Agreement contains various representations and warranties by Pawn-One that are customary to similar transactions relating to, among other things: (a) organization, valid existence and good standing; (b) corporate authorization to enter into, perform and consummate the Asset Purchase Agreement; (c) compliance with charter documents and laws; (d) non-contravention; (e) access to U.S. Pawn's books and records; (f) consents; and (g) the absence of brokers.

     The representations and warranties described above survive the Asset Closing Date for a period of 90 days.

     Covenants.

          Covenants of U.S. Pawn.  Until the Asset Closing Date and except as
          ----------------------
otherwise contemplated by the Asset Purchase Agreement, the Management Agreement or the Merger Agreement, U.S. Pawn will: (a) conduct its business in the ordinary course, diligently and substantially in the same manner conducted prior to the execution of the Asset Purchase Agreement and not make or institute any unusual or novel methods of purchase, sale, lease, management, accounting or operations; and (b) promptly advise Pawn-One in writing of any material adverse change in U.S. Pawn's business, condition, operations, prospects or the Assets. From and after the Asset Closing Date, without further consideration, U.S. Pawn:
(a) will execute and deliver all such other instruments of sale, assignments, conveyances, and transfers and shall take all such other actions as are reasonable to more effectively transfer to and vest in Pawn-One, and to put Pawn-One in possession of, any of the Assets; and (b) will not directly or indirectly solicit any employee, supplier or customer of Pawn-One for purposes of directly competing with Pawn-One's business.

          Covenants of Pawn-One.  From time to time after the Asset Closing
          ---------------------
Date, without further consideration, Pawn-One shall execute and deliver all such other instruments of assumption, and shall take all such other actions as are reasonable to more effectively assume the obligations to pay, discharge and satisfy the Leases assumed by Pawn-One under the Asset Purchase Agreement.

     Conditions to Closing of the Asset Sale. The respective obligations of U.S. Pawn and Pawn-One to consummate the Asset Sale are subject to the prior satisfaction or waiver of certain conditions by each party including, among others, that: (a) the representations and warranties are true and correct both on the date of the Asset Purchase Agreement and on the Asset Closing Date; (b) each party has performed and complied with all agreements, undertakings, and obligations as are required to be performed or complied with by it at or prior to the Asset Closing Date; (c) there has been no material adverse change, or discovery of a condition or the occurrence of any event which might result in such change, in the value of the Assets, other than changes in the ordinary course of business; (d) U.S. Pawn shall have received shareholder approval to consummate the transactions contemplated by the Asset Purchase Agreement; and
(e) no governmental entity having jurisdiction over Pawn-One or U.S. Pawn shall have enacted, issued, promulgated, enforced or entered any law, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is then in effect and has the effect of making the transactions contemplated by the Asset Purchase Agreement illegal or otherwise prohibiting consummation of the Asset Sale.

     Indemnification.

          U.S. Pawn's Indemnification.  U.S. Pawn has agreed to indemnify and
          ---------------------------
hold Pawn-One harmless for a period of 90 days following the Asset Closing Date from any loss, liability, damage, cost or expense (including attorney's fees, expenses, costs of investigation and costs of settlement) ("Damages") up to $250,000 in the aggregate arising from or in connection with: (a) U.S. Pawn's nonpayment or nonperformance of any debts, obligations, or liabilities not expressly assumed by Pawn-One in the Asset Purchase Agreement; (b) any failure or breach by U.S. Pawn of any representation or warranty, covenant or obligation or undertaking by U.S. Pawn in the Asset Purchase Agreement or any other statement, certificate or other instrument delivered pursuant thereto; (c) any liability that occurs or arises as a result of action or failure to take action by U.S. Pawn or any of its agents or employees prior to the Asset Closing Date; and (d) any liability for any and all claims of any kind and description of employees that relate to their hiring, employment and/or termination by U.S. Pawn, provided that the facts or events giving rise to such claims occurred prior to the Management Closing Date.

          Pawn-One's Indemnification.  Pawn-One has agreed to indemnify and hold
          --------------------------
U.S. Pawn harmless for a period of 90 days following the Asset Closing Date from any and all Damages up to $250,000 in the aggregate of U.S. Pawn arising from or in connection with: (a) claims or obligations relating to the ownership of the Assets subsequent to the Asset Closing Date (except to the extent that such obligation or claim may arise because of the breach of any warranty or representation of U.S. Pawn set forth in the Asset Purchase Agreement); (b) the nonpayment or nonperformance by Pawn-One of the Leases assumed by Pawn-One; and
(c) any failure or any breach by Pawn-One of any representation or warranty, covenant, obligation or undertaking made by Pawn-One in the Asset Purchase Agreement or any other statement, certificate or other instrument delivered pursuant thereto.

     Termination. The Asset Purchase Agreement may be terminated at any time prior to the Asset Closing Date:

          (a)  By mutual written consent of U.S. Pawn and Pawn-One;

          (b)  By U.S. Pawn  if:

               (i) after March 31, 2001 the Asset Sale has not been consummated by such date other than as a result of: (x) a material breach by U.S. Pawn of any of its obligations under the Asset Purchase Agreement; or (y) a failure by U.S. Pawn to satisfy the conditions precedent to Pawn-One's obligations to consummate the transactions contemplated by the Asset Purchase Agreement;

               (ii) Pawn-One has materially breached the Asset Purchase Agreement or the Management Agreement;

               (iii) U.S. Pawn has received an unsolicited superior proposal to that of the Asset Sale; or

               (iv) Pawn-One files a petition for bankruptcy, is adjudicated bankrupt, a petition in bankruptcy is filed against Pawn-One and such petition is not dismissed within 60 days of the filing date, Pawn-One becomes insolvent or makes an assignment for the benefit of its creditors pursuant to any bankruptcy law or a receiver is appointed for Pawn-One or its business; and

          (c)  By Pawn-One if:

               (i) after March 31, 2001 the Asset Sale has not been consummated by such date other than as a result of: (x) a material breach by Pawn-One of any of its obligations under the Asset Purchase Agreement; or (y) a failure by Pawn-One to satisfy the conditions precedent to U.S. Pawn's obligations to consummate the transactions contemplated by the Asset Purchase Agreement;

               (ii) U.S. Pawn has materially breached the Asset Purchase Agreement or the Management Agreement; or

               (iii) U.S. Pawn files a petition for bankruptcy, is adjudicated bankrupt, a petition in bankruptcy is filed against U.S. Pawn and such petition is not dismissed within 60 days of the filing date, U.S. Pawn becomes insolvent or makes an assignment for the benefit of its creditors pursuant to any bankruptcy law or a receiver is appointed for U.S. Pawn or its business.

     Asset Sale Termination Fee.

          U.S. Pawn's Termination Fee.  If the Asset Purchase Agreement is
          ---------------------------
terminated: (a) by Pawn-One because U.S. Pawn has materially breached the Asset Purchase Agreement or the Management Agreement; (b) by Pawn-One because the Asset Sale has not been consummated on or before March 31, 2001 other than as a result of: (i) a material breach by Pawn-One any of its obligations under the Asset Purchase Agreement; or (ii) a failure by Pawn-One to satisfy the conditions precedent to U.S. Pawn's obligations to consummate the transactions contemplated hereby the Asset Purchase Agreement; (c) by Pawn-One because U.S. Pawn failed to obtain shareholder approval of the Asset Sale by March 31, 2001;
(d) by U.S. Pawn because it has received an unsolicited superior proposal to that of the Asset Sale; or (e) by Pawn-One because U.S. Pawn files a petition for bankruptcy, is adjudicated bankrupt, a petition in bankruptcy is filed against U.S. Pawn and such petition is not dismissed within 60 days of the filing date, U.S. Pawn becomes insolvent or makes an assignment for the benefit of its creditors pursuant to any bankruptcy law or a receiver is appointed for U.S. Pawn or its business, U.S. Pawn must pay Pawn-One the sum of $275,000.

          Pawn-One's Termination Fee.  If the Asset Purchase Agreement is
          --------------------------
terminated by U.S. Pawn because: (a) Pawn-One has materially breached the Asset Purchase Agreement or the Management Agreement; (b) the Asset Sale has not been consummated on or before March 31, 2001 other than as a result of: (i) a material breach by U.S. Pawn of any of its obligations under the Asset Purchase Agreement; or (ii) a failure by Pawn-One to satisfy the conditions precedent to U.S. Pawn's obligations to consummate the transactions contemplated hereby the Asset Purchase Agreement; or (c) Pawn-One files a petition for bankruptcy, is adjudicated bankrupt, a petition in bankruptcy is filed against Pawn-One and such petition is not dismissed within 60 days of the filing date, Pawn-One becomes insolvent or makes an assignment for the benefit of its creditors pursuant to any bankruptcy law or a receiver is appointed for Pawn-One or its business, Pawn-One must pay U.S. Pawn the sum of $275,000.

     Amendments. At any time prior to the Asset Closing Date, the Asset Purchase Agreement may be amended by letter or other document signed by each of U.S. Pawn and Pawn-One which by its terms specifically states that it is an amendment to the Asset Purchase Agreement.

                      PROPOSAL 2:  APPROVAL OF THE MERGER

     The following information describes the material aspects of the Merger and the Merger Agreement. This description does not purport to be complete and is qualified in its entirety by reference to the exhibits hereto, including the Merger Agreement, which is attached to this Proxy Statement as Exhibit B and is incorporated herein by reference. All shareholders are urged to read Exhibit B in its entirety.

Background and Reasons for the Merger

     As the economy in the United States has expanded over the last eight to ten years, the demand for pawnshop services has weakened. At the same time, increased competition and the emergence of regional, national and international pawnshops chains has placed a premium on size and the development of economies of scale which result from the operation of multi-store pawnshop chains for at least the last three years. U.S. Pawn has attempted to achieve these economies of scale through the development of new or acquired pawnshops. However, U.S. Pawn has been unable to generate the capital necessary to expand its operations and achieve these economies of scale. Accordingly, the Board of Directors of U.S. Pawn determined that it was in the best interests of U.S. Pawn's shareholders to sell U.S. Pawn's assets and reposition U.S. Pawn in a new business, using the cash generated from the Asset Sale to finance a new business venture. U.S. Pawn entered into the Asset Purchase Agreement with Pawn-One to sell substantially all of its assets and use the proceeds to finance the ongoing operations of U.S. Pawn following the Merger with U.S. Remodelers.

Recommendation of the Board of Directors

     The Board of Directors believes that the Merger is in the best interests of U.S. Pawn, has unanimously approved the Merger Agreement and recommends that U.S. Pawn's shareholders vote "FOR" approval of the Merger Agreement.

In reaching its conclusions, the Board of Directors considered:

     . A wide range of expansion options, none of which were as attractive as the Merger;

     . U.S. Pawn's current financial performance, business operations and prospects;

     .         The terms and conditions of the Merger Agreement;

     . The market acceptance, track record and potential for expansion of U.S. Remodelers's business;

     . The experience and reputation of U.S. Remodelers and its management;

     . The recommendation of U.S. Pawn's management with respect to the Merger; and

     .         The effect of the Merger on U.S. Pawn's shareholder value.

Regulatory Approvals

     No federal or state regulatory requirements must be complied with or approval obtained by U.S. Pawn in connection with the Merger except that the issuance of the securities forming a part of the Merger will require certain filings with Nasdaq and filings pursuant to state and federal securities laws.

Accounting Treatment

     The Merger will be accounted for at historical cost through a reverse acquisition by U.S. Pawn, which is similar to a recapitalization.

Material Tax Consequences

     The Merger is intended to qualify as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended. If it is so qualified, it will be a non-taxable transaction to U.S. Pawn and U.S. Remodelers that will not result in any direct federal or state income tax consequences to the U.S. Pawn or U.S. Remodelers shareholders. The parties will not obtain a tax counsel opinion or IRS letter ruling regarding the tax treatment of the Merger. If the Merger fails to qualify as a reorganization, then U.S. Remodelers and its shareholders and subsequently Holdings and its shareholders as successor and their shareholders will recognize gain or loss in the Merger in an amount equal to the excess of the fair market value of its assets over its tax basis in such assets at the effective time.

     The foregoing discussion is intended only as a general summary of certain federal income tax consequences of the Merger and does not purport to be a complete analysis or listing of all potential tax effects relevant to the Merger.

Interests of Certain Persons in the Merger

     In considering the recommendation of the Board of Directors with respect to the Merger Agreement, shareholders should be aware that certain members of U.S. Pawn's current and proposed Board of Directors and management have or may have interests in the Merger that are in addition to or different from the interests of shareholders generally.

     Employment Agreement with Charles C. Van Gundy. In connection with the proposed Merger, in October 2000 U.S. Pawn entered into a new employment agreement with its Chief Executive Officer and President, Charles C. Van Gundy. Mr. Van Gundy's employment agreement provides that until the earlier of the Merger Closing Date and March 31, 2001, Mr. Van Gundy will receive a salary of $12,500 per month. In addition, Mr. Van Gundy will receive bonus of $50,000 if the Merger closes on or before December 31, 2000 and an additional bonus of $25,000 prorated between December 31, 2000 and March 31, 2001 if the Merger closes on or before March 31, 2001. Stock options issued to Mr. Van Gundy under the prior employment agreement are exercisable through December 31, 2002.

     Ownership of Proposed Board of Directors of U.S. Pawn. Assuming at the Effective Time U.S. Pawn contributes the minimum $2,000,000 of cash, the five U.S. Remodelers nominees to be directors of U.S. Pawn, as a group, will own approximately 6,617,977 shares of U.S. Pawn Common Stock or approximately 33.6% of the outstanding shares of U.S. Pawn. See "Information About U.S.
Remodelers - Management."

Effect of the Merger on U.S. Pawn's Shareholders

     If the Merger is consummated, the shareholders of U.S. Pawn will retain their equity interests in U.S. Pawn, although their equity interests will be reduced to approximately 17% to 30% of the outstanding Common Stock of U.S. Pawn depending upon the amount of cash contributed by U.S. Pawn on the Merger Closing Date. Based on such assumptions, the holders of U.S. Remodelers Common Stock who participate in the Merger will hold approximately 70% to 83% of U.S. Pawn's outstanding Common Stock following the Merger. U.S Pawn currently estimates that it will contribute between $2.0 million and $2.5 million of cash on the Merger Closing Date, in which case the shareholders of U.S. Remodelers will receive between 12,518,860 and 16,247,421 shares of U.S. Pawn Common Stock, or between approximately 79% and 83% of the outstanding U.S. Pawn Common Stock, at the time of the Merger. The consummation of the Merger will not result in any changes in the rights of shareholders of U.S. Pawn.

Plans for Operation of U.S. Pawn Following the Merger

     Following the Merger, U.S. Pawn will succeed to the business of U.S. Remodelers. U.S. Remodelers is engaged, through direct consumer marketing, in the design, manufacture, sale and installation of custom quality specialty home improvement products. U.S. Remodelers's current product lines include kitchen cabinet refacing and countertop products utilized in kitchen remodeling, bathroom refacing and related products utilized in bathroom remodeling, and vinyl replacement windows. U.S. Remodelers presently operates sales and installation centers in 13 major metropolitan areas in the United States and manufactures its own cabinet refacing, custom countertops and bathroom cabinetry products in its Virginia-based manufacturing facility.

     U.S. Remodelers's principal marketing activities are conducted through a variety of media sources including television, direct mail, marriage mail, magazines, newspaper inserts and telemarketing. U.S. Remodelers maintains a call-center in Boca Raton, Florida at which it receives in-bound calls in response to its media advertising and makes outbound calls to selected prospects. Outbound calls are made to homeowners whose demographic profile fall within certain criteria, including age and income of the homeowner, home value, age of home and length of residency. U.S. Remodelers is currently testing the marketing of its products through demonstrators in some Sam's Club stores. See "Information About U.S. Remodelers - Business Strategy."

The Merger Closing Date; Effective Time of the Merger

     The Merger Closing Date will occur as soon as practicable after the satisfaction of the conditions to closing set forth in the Merger Agreement, but not later than March 31, 2001. Subject to the terms and conditions of the Merger Agreement, the Effective Time of the Merger will be upon the filing and acceptance of the Certificate of Merger with the Secretary of State of the State of Delaware.

The Merger Agreement

     The Merger. The Merger Agreement provides that, subject to certain conditions including but not limited to the approval by U.S. Pawn's shareholders, Holdings will be merged with and into U.S. Remodelers with U.S. Remodelers surviving the Merger as a wholly owned subsidiary of U.S. Pawn (except for certain shares of preferred Stock of U.S. Remodelers described herein).

     The Merger Consideration. At the Effective Time, each outstanding share of U.S. Remodelers Common Stock shall be converted into and shall thereafter represent only the right to receive the Merger Consideration (as defined below) on a pro rata basis to the number of shares of U.S. Remodelers Common Stock outstanding on the Merger Closing Date (rounded to the nearest full share). At the Effective Time, U.S. Pawn's shareholders will own the applicable percentage of U.S. Pawn's post-Merger outstanding shares of Common Stock as set forth below (the "U.S. Pawn Shareholders' Percentage of Ownership"). The U.S. Pawn Shareholders' Percentage of Ownership was determined by U.S. Pawn and U.S. Remodelers based on, among other factors, the amount of Cash (as defined below) contributed by U.S. Pawn on the Merger Closing Date following the Asset Sale and assuming on the Merger Closing Date that U.S. Pawn would have 3,327,785 outstanding shares of Common Stock. On the Merger Closing Date, the aggregate number of shares of U.S. Pawn Common Stock to be issued in exchange for U.S. Remodelers Common Stock (the "Merger Consideration"), shall be determined by dividing the number of U.S. Pawn's outstanding shares of Common Stock on the Merger Closing Date less any dissenting shares in connection with the Asset Sale, by the applicable U.S. Pawn Shareholders' Percentage of Ownership as determined below based on the amount of Cash contributed on the Merger Closing Date. The resultant quotient shall then be reduced by the number of outstanding shares of U.S. Pawn Common Stock on the Merger Closing Date after subtracting any dissenting shares in connection with the Asset Sale, to obtain the number of shares of U.S. Pawn Common Stock to be issued to U.S. Remodelers shareholders. Assuming on the Merger Closing Date that U.S. Pawn has 3,327,785 outstanding shares of Common Stock and no dissenting shares in connection with the Asset Sale, the Merger Consideration would be as set forth below based on the amount of Cash contributed on the Merger Closing Date:

         Cash                U.S. Pawn Shareholders'             Merger Consideration
         ----                Percentage of Ownership         (Shares) (pre-reverse stock
                             -----------------------            split) to be Issued to
                                                             U.S. Remodelers Shareholders
                                                             ----------------------------
      $3,500,000                       29%                            8,147,336
       3,375,000                       28                             8,557,161
       3,250,000                       27                             8,997,345
       3,125,000                       26                             9,471,388
       3,000,000                       25                             9,983,355
       2,875,000                       24                            10,537,986
       2,750,000                       23                            11,140,845
       2,625,000                       22                            11,798,851
       2,500,000                       21                            12,518,860
       2,375,000                       20                            13,311,140
       2,250,000                       19                            14,186,873
       2,125,000                       18                            15,159,909
       2,000,000                       17                            16,247,421

     Under the Merger Agreement, in the event the Cash exceeds $3,500,000, the Merger Consideration shall be adjusted such that U.S. Pawn Shareholders' Percentage of Ownership shall be increased 1% for every $350,000 of Cash in excess of $3,500,000 up to a maximum of $5,000,000. The Merger Consideration shall be adjusted on a pro rata basis in accordance with the table set forth above and the preceding sentence (rounded to the nearest full share) for Cash amounts between the amounts indicated on the table and for actual Cash amounts that exceed $3,500,000 by increments other than exactly $350,000.

     "Cash" is defined in the Merger Agreement as the actual amount of cash contributed by U.S. Pawn on the Merger Closing Date plus: (a) the amount of Escrowed Funds in connection with the Asset Sale; (b) the amount of any tax refund to which U.S. Pawn is entitled and the likelihood of future receipt of which has been shown to U.S. Remodelers's reasonable satisfaction; (c) the present value to U.S. Pawn of any tax benefit resulting from any net operating losses accrued on U.S. Pawn's books as of the Merger Closing Date (not to exceed $50,000); and (d) 50% of the cost of the Fairness Opinion not to exceed $25,000 (assuming U.S. Pawn pays 100% of such amount); less: (a) any payment obligation of U.S. Pawn on account of any dissenters' rights exercised in connection with the Asset Sale; (b) the amount of cash reserved for the payment of taxes; and
(c) other unpaid debt of U.S. Pawn that is not yet due as of the Merger Closing Date.

     Conversion of U.S. Remodelers Options. As soon as practicable following the Effective Time, the holders of outstanding options in the U.S. Remodelers stock option plan at the Effective Time shall exchange such options for options in the 2000 Plan described in Proposal 6 in this Proxy Statement covering the same number of shares of U.S. Pawn Common Stock and at the same exercise price per share as such options were provided under the U.S. Remodelers stock option plan.

     Treatment of Preferred Stock. All outstanding shares of U.S. Remodelers preferred stock shall remain outstanding following the Effective Time of the Merger. U.S. Pawn has agreed to redeem all of its outstanding preferred stock prior to the Effective Time of the Merger.

     Finder's Fee. U.S. Pawn has agreed to pay a finder's fee of 100,000 shares of its Common Stock to a non-affiliated finder for assistance in the Merger.

     Dissenting Shares. Holders of U.S. Remodelers Common Stock who perfect their dissenters' right will be entitled to receive only cash, as determined under Delaware statutes, and any securities representing their pro rata portion of the Merger Consideration will not be issued.

     Representations and Warranties.

          U.S. Pawn's Representations and Warranties.  The Merger Agreement
          ------------------------------------------
contains various representations and warranties by U.S. Pawn that are customary to similar transactions relating to, among other things: (a) organization, valid existence and good standing; (b) capital structure; (c) corporate authorization to enter into, perform and consummate the Merger Agreement; (d) subsidiaries;
(e) consents and approvals and compliance with charter documents and laws; (f) Securities and Exchange Commission documents and filings; (g) issuance of Merger Consideration; (h) Nasdaq listing; (i) permits and compliance; (j) tax matters;
(k) actions and proceedings; (l) material agreements; (m) labor matters; (n) intellectual property; (o) environmental matters; (p) financial data; (q) non-contravention; (r) title to property and assets; (s) real estate; (t) brokers;
(u) litigation; and (v) that it has not knowingly supplied any information that contains any untrue statement of material fact or omitted or failed to disclose any material fact necessary to make the statements supplied not misleading.

          U.S. Remodelers's Representations and Warranties.  The Merger
          ------------------------------------------------
Agreement contains various representations and warranties by U.S. Remodelers that are customary to similar transactions relating to, among other things: (a) organization, valid existence and good standing; (b) capital structure; (c) corporate authorization to enter into, perform and consummate the Merger Agreement; (d) subsidiaries; (e) consents and approvals and compliance with charter documents and laws; (f) permits and compliance; (g) tax matters; (h) actions and proceedings; (i) material agreements; (j) labor matters; (k) intellectual property; (l) environmental matters; (m) financial data; (n) non-contravention; (o) title to property and assets; (p) real estate; (q) brokers;
(r) litigation; (s) ownership of U.S. Remodelers Common Stock; and (t) that it has not knowingly supplied any information that contains any untrue statement of material fact or omitted or failed to disclose any material fact necessary to make the statements supplied made not misleading.

     The representations and warranties described above survive the Merger Closing Date for a period of one year, except that U.S. Pawn's representation and warranty that prior to the Merger Closing Date it will terminate, assign or sublet the Leases shall survive until the termination or expiration of all Leases for which U.S. Pawn remains obligated following the Merger Closing Date and U.S. Pawn's indemnification of U.S. Remodelers in connection with U.S. Pawn's outstanding Equal Employment Opportunity Commission ("EEOC") claims on the execution date of the Merger Agreement shall survive until such claims are fully settled and/or dismissed.

     Covenants.

          Covenants of U.S. Pawn.  U.S. Pawn has agreed that: (a) it has entered
          ----------------------
into the Asset Agreement and it will close the Asset Sale on or before the Merger Closing Date; (b) on or prior to the Merger Closing Date, it will redeem all of the outstanding shares of U.S. Pawn's preferred stock; (c) except as required or contemplated in the Merger Agreement or in connection with the Asset Sale or as required by law, during the period from the date of the execution of the Merger Agreement to the Merger Closing Date, it will not, without the prior written consent of U.S. Remodelers: (i) issue or directly or indirectly contract to issue, sell, encumber, assign or transfer any shares of U.S. Pawn Common Stock, or any securities exchangeable for or convertible into shares of U.S. Pawn Common Stock, except for shares of Common Stock which may be issued upon exercise of employee stock options under U.S. Pawn's stock option plans outstanding on the execution date of the Merger Agreement; (ii) amend its Articles of Incorporation or Bylaws unless the amendments are necessary to comply with the terms of the Merger Agreement; or
(iii) effect any material transaction involving U.S. Pawn which is inconsistent with the past practices of U.S. Pawn or not in furtherance of U.S. Pawn's business or the Asset Sale; (d) as soon as practicable after the execution date of the Merger Agreement (but in any event no later than March 31, 2001), it will take all steps necessary to duly call, give notice of, convene and hold a special meeting of its shareholders, including the preparation of distribution of a notice of meeting, proxy and proxy statement, for the purpose of approving the Merger and the Asset Sale; (e) on or prior to the Merger Closing Date, it will enter into a registration rights agreement with the U.S. Remodelers shareholders (the "Registration Rights Agreement"); (f) on or prior to the Merger Closing Date, it will use commercially reasonable efforts to obtain a fairness opinion to U.S. Pawn's shareholders from a reasonably acceptable valuation firm or investment bank that the terms of the Asset Sale are fair to U.S. Pawn's shareholders from a financial point of view (the "Fairness Opinion"); (g) on or prior to the Closing Merger, it will terminate, assign or sublet the Leases; (h) on or prior to the Merger Closing Date, except as otherwise agreed to by U.S. Remodelers, it will terminate, assign or roll-over in connection with the Asset Sale, all 401(k) plans and any other of its employee benefit plans; (i) on or prior to the Merger Closing Date, it will use commercially reasonable efforts to obtain a release from each non-management employee of U.S. Pawn who is terminated by U.S. Pawn in connection with the Asset Sale and who has received a severance and/or retention payment from U.S. Pawn; (j) on or prior to the Merger Closing Date, it will, upon the same terms and up to the same extent and the same amount of coverage as provided by U.S. Pawn's existing policies of directors' and officers' liability insurance, cause to be maintained in effect for not less than six years from the Effective Time the policies of directors' and officers' liability insurance currently maintained by U.S. Pawn with respect to matters occurring prior to the Effective Time; and (k) it will use reasonable efforts to prepare this Proxy Statement for the purpose of seeking the approval of its shareholders for: (i) the Merger;
(ii) the Asset Sale; (iii) a change of the name of U.S. Pawn to U.S. Home Systems, Inc.; (iv) the reincorporation of U.S. Pawn to the State of Delaware;
(v) a one-for-three reverse stock split of U.S. Pawn Common Stock; (vi) the election of the nominees of U.S. Remodelers to the U.S. Pawn Board of Directors; and (viii) the adoption of the 2000 Plan (subject to the closing of the Merger in the cases of (iii), (iv), (v), (vi), (vii) and (viii) above). The cost of the insurance required to be procured by U.S. Pawn in accordance with clause (j) above shall be split equally by U.S. Pawn and U.S. Remodelers.

          Covenants of U.S. Remodelers.  U.S. Remodelers has agreed that: (a) as
          ----------------------------
soon as practicable after the date of the Merger Agreement (but in any event no later than five business days following the meeting of the shareholders of U.S.
Pawn), it will take all steps necessary to obtain the written consent of all of its shareholders or duly call, give notice of, convene and hold a special meeting of its shareholders for the purpose of approving the Merger; (b) all rights to indemnification existing as of the execution date of the Merger Agreement in favor of U.S. Pawn's present directors and executive officers as provided in U.S. Pawn's and Holdings's Articles of Incorporation or Bylaws as in effect on the execution date of the Merger Agreement with respect to matters occurring prior to the Effective Time of the Merger shall survive the Merger and shall continue in full force and effect; (c) it will, to the fullest extent permitted under applicable law, indemnify and hold harmless each present director and executive officer of U.S. Pawn and Holdings against any losses in connection with any pending, threatened or completed claim, action, suit, proceeding or investigation arising out of any actions or omissions occurring at or prior to the Effective Time of the Merger that are in whole or in part based on or arising out of the fact that such person is or was a director, officer or fiduciary of U.S. Pawn's or Holdings or pertaining to any of the transactions contemplated by the Merger Agreement; and (d) from and after the Merger Closing Date, it will perform all of the duties and responsibilities of the Internal Revenue Code Section 4980B and the regulations applicable thereto and Section 10-16-108 of the Colorado Revised Statutes, and all other applicable local, state and federal statutes imposed on U.S. Pawn with respect to U.S. Pawn's group health plans.

          Mutual Covenants.  Each of U.S. Pawn and U.S. Remodelers has agreed
          ----------------
that: (a) it shall exercise reasonable efforts to take or cause to be taken all actions, and to do or cause to be done all things necessary, proper or advisable under applicable law to consummate and make effective, as soon as reasonably practicable, the transactions contemplated by the Merger Agreement; (b) it will afford the other and its respective accountants, counsel, financial advisors and other representatives (the "Representatives") full access during normal business hours through the Merger Closing Date to the other's properties, books, contracts, commitments and records and, during such period, shall furnish promptly to the other: (i) a copy of each report, schedule and other document filed or received by any of them which may have a material effect on its businesses, properties or personnel; and (ii) such other information concerning their businesses, operations, properties, assets, condition (financial or other) results of operations and personnel as the other party shall reasonably request;
(c) in the event that the Merger Agreement is terminated in accordance with its terms, all non-public material in written or machine readable form provided in connection therewith and all documents, memoranda, notes and other writings in written or machine readable form prepared by the parties based on the information in such material shall be destroyed (and such party shall use its reasonable best efforts to cause their Representatives to similarly destroy their documents, memoranda and notes), and such destruction (and reasonable best efforts) shall be certified in writing by an authorized officer supervising such destruction; (d) it will promptly advise each other in writing of any change or the occurrence of any event after the execution date of the Merger Agreement having, or which, insofar as can reasonably be foreseen, in the future may have, a material adverse effect on the business, operations, properties, assets, condition (financial or other) or results of operations of such party; (e) all information furnished or otherwise obtained, directly or indirectly, by it and its officers, directors, employees, agents, affiliates, or otherwise and all reports, analysis, compilations, data, studies or other documents prepared by such party, its officers, directors, employees, agents, affiliates, or otherwise, containing or based, in whole or in part, on any such furnished information as a result of the Merger Agreement will be kept strictly confidential and will not, without the prior written consent of the other party, be disclosed to any other individual, corporation, partnership, joint venture, trust or association in any manner whatsoever, in whole or in part and will not be used for any purpose other than evaluating the transactions described in the Merger Agreement; (f) it will consult with the other before issuing any press release or otherwise making any public statements with respect to the Merger Agreement or the transactions contemplated thereby and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by law; and (g) it will promptly notify the other of:
(i) any notice or other communication from any person alleging that the consent of such person is required or contemplated by the Merger Agreement; (ii) any notice or other communication from any governmental entity in connection with the transactions contemplated by the Merger Agreement; (iii) any action, suits, claims, investigations or proceedings commenced or, to the actual knowledge of the executive officers of the notifying party, threatened against, relating to or involving or otherwise affecting such party; (iv) an administrative or other order or notification relating to any material violation or claimed violation of law; (v) the occurrence or non-occurrence of any event or occurrence or non-occurrence of which would cause any representation or warranty contained in the Merger Agreement to be untrue or inaccurate in any material respect at or prior to the Merger Closing Date; and (vi) any material failure of any party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under the Merger Agreement.

     Exclusivity. Unless and until the Merger Agreement is terminated in accordance with its terms, each of U.S. Pawn and U.S. Remodelers will not: (i) enter into any agreement, agreement in principle or other commitment (whether or not legally binding) relating to any acquisition, business combination with, recapitalization of, or merger or purchase of all or a significant portion of the assets of, or any material equity interest in, U.S. Pawn and U.S. Remodelers or relating to any other similar transaction, except the Asset Sale (a "Competing Transaction"); (ii) solicit, initiate or encourage the submission of any proposal or offer from any person or entity relating to any Competing Transaction; or (iii) participate in any discussions or negotiations regarding, furnish to any other person or entity any information with respect to, or otherwise assist, facilitate or cooperate in any way with any effort or attempt by any other person or entity to effect a Competing Transaction.
Notwithstanding the foregoing, the U.S. Pawn Board of Directors may, until such time as its has received shareholder approval, and the U.S. Remodelers Board of Directors may, until such time as it has received shareholder approval, in the event of receiving an unsolicited offer for a Competing Transaction (an "Acquisition Proposal"), engage in negotiations or discussions with, or provide information or data to, any third party relating to an Acquisition Proposal if the U.S. Pawn Board of Directors or the U.S. Remodelers Board of Directors, as the case may be, determines, after having received the written opinion of outside legal counsel that the failure to engage in such negotiations or discussions or provide such information may result in a breach of the fiduciary duties of the U.S. Pawn or the U.S. Remodelers Board of Directors, as the case may be, under applicable law. Then, in such event, the Board of Directors of U.S. Pawn may, until such time as the U.S. Pawn has received shareholder approval, and the Board of Directors of U.S. Remodelers may, until such time as U.S. Remodelers has received shareholder approval, withdraw or modify its approval or recommendation of the Asset Sale and/or the Merger, as the case may be, or terminate the Merger Agreement. Each of U.S. Pawn and U.S. Remodelers will immediately notify the other party orally and in writing if any discussions or negotiations are sought to be initiated, any inquiry or proposal is made, or any information is requested by any third party with respect to any Competing Transaction or Acquisition Proposal or which could lead to a Competing Transaction or Acquisition Proposal and immediately notify the other party of all material terms of any proposal which it may receive in respect of any such Competing Transaction or Acquisition Proposal, including the identity of the third party making the Competing Transaction or Acquisition Proposal or the request for information, if known, and thereafter shall inform the other party on a timely, ongoing basis of the status and content of any discussions or negotiations with such a third party, including immediately reporting any material changes to the terms and conditions thereof. In the event either party terminates the Merger Agreement to accept an Acquisition Proposal, such party must pay to the other party a termination fee. See "The Merger Agreement - Merger Termination Fee."

     Conditions to Closing of the Merger.

          U.S. Pawn's Conditions.  The obligations of U.S. Pawn to consummate
          ----------------------
the Merger are subject to the prior satisfaction of certain conditions including, among others, that: (a) there is no legal prohibition or injunction that would prevent the parties from consummating the Merger; (b) other than as contemplated by the Merger Agreement, there have been no material adverse changes in the parties' businesses, operations, properties, assets, condition (financial or otherwise) or prospects of the parties' businesses; (c) the shareholders of U.S. Pawn have approved the Merger; (d) all representations and warranties of U.S. Remodelers in the Merger Agreement are true and correct in all material respects prior to the Merger Closing Date and U.S. Remodelers has performed all obligations and complied with all covenants required to be performed or complied with on or prior to the Merger Closing Date; (e) U.S. Remodelers has conducted its business in the ordinary course, without any violation of law or any deviation from commonly accepted business practices that would constitute a material adverse effect on its business; (f) U.S. Pawn has received an opinion from counsel to U.S. Remodelers; and (g) U.S. Pawn has received the Fairness Opinion.

          U.S. Remodelers's Conditions.  The obligations of U.S. Remodelers to
          ----------------------------
consummate the Merger are subject to the prior satisfaction of certain conditions including, among others, that: (a) there is no legal prohibition or injunction that would prevent the parties from consummating the Merger; (b) other than as contemplated by the Merger Agreement, there have been no material adverse changes in the parties' businesses, operations, properties, assets, condition (financial or otherwise) or prospects of the parties' businesses; (c) the shareholders of U.S. Remodelers have approved the Merger; (d) all representations and warranties of U.S. Pawn in the Merger Agreement are true and correct in all material respects prior to the Merger Closing Date and U.S. Pawn has performed all obligations and complied with all covenants required to be performed or complied with on or prior to closing; (e) all governmental permits and any other third party approvals, consents, licenses, or waivers which, if not obtained, would have a material adverse effect on either the assets, operations, financial condition or prospects of U.S. Pawn have been obtained in form and substance reasonably satisfactory to U.S. Remodelers; (f) U.S. Pawn has consummated the Asset Sale; (g) U.S. Pawn has Cash of at least $2,000,000; (h) U.S. Pawn has no debt and no employees or consultants; (i) U.S. Pawn has no subsidiaries other than Holdings; (j) U.S. Pawn has completed its reincorporation to Delaware; (k) the officers and directors of U.S. Pawn have resigned and been replaced with nominees designated by U.S. Remodelers; (l) U.S. Remodelers and U.S. Pawn have received releases from each officer and director of U.S. Pawn upon their resignation releasing U.S. Remodelers and U.S. Pawn from all liabilities owing by such officers and directors, known or unknown, with respect to matters occurring prior to the Effective Time of the Merger for which such officers and directors are not indemnified against by U.S. Remodelers or U.S. Pawn; (m) U.S. Remodelers has received an opinion from counsel to U.S. Pawn; (n) U.S. Pawn has executed the Registration Rights Agreement with the shareholders of U.S. Remodelers; and (o) U.S. Pawn has received the Fairness Opinion.

     Indemnification; Escrow. The Merger Agreement provides that, notwithstanding any investigation by any party prior to the Merger Closing Date, U.S. Pawn and U.S. Remodelers will indemnify, defend and hold harmless each other and their officers, directors, employees and affiliates from and against all damages of such party, arising from or relating to: (a) any breach of any representation or warranty of the indemnifying party made in the Merger Agreement; and (b) any breach of the covenants and agreements made by the indemnifying party in the Merger Agreement. In addition, U.S. Pawn will indemnify, defend and hold harmless U.S. Remodelers and its officers, directors, employees and affiliates from and against all damages arising from or relating to the Asset Sale and the indemnification of U.S. Pawn's officers and directors by U.S. Remodelers. The indemnification obligations contained in the Merger Agreement are subject to the following limitations: (a) no claim will be for a single loss less than $1,000; (b) no amount shall be payable unless and until the aggregate amount of such indemnifiable claims exceed $50,000 in which event the aggregate amount shall be payable solely by the indemnifying party; and (c) each party's aggregate liability for indemnification will not exceed the lesser of 10% of the aggregate value of the Merger Consideration or $500,000; provided, however, that such aggregate liability limitation shall not apply to any indemnification by U.S. Pawn for contingent liabilities associated with subleases or assignments of the Leases or for any liabilities associated with the EEOC claims outstanding on the execution date of the Merger Agreement.

     If U.S. Pawn becomes obligated to indemnify U.S. Remodelers with respect to an indemnifiable claim and the amount of liability with respect thereto shall have been finally determined, the Cash shall be adjusted downward by the amount of the indemnifiable claim and the Merger Consideration shall be recalculated accordingly, with U.S. Pawn issuing the resulting additional shares of U.S. Pawn Common Stock to the non-dissenting holders of U.S. Remodelers Common Stock as determined at the Effective Time of the Merger. Conversely, on the Merger Closing Date, U.S. Pawn shall deliver to an escrow agent stock certificates of U.S. Pawn Common Stock for an aggregate of 10% of the Merger Consideration (the "Escrowed Shares"). If U.S. Remodelers becomes obligated to indemnify U.S. Pawn with respect to an indemnifiable claim and the amount of liability with respect thereto shall have been finally determined, the Cash shall be adjusted upward by the amount of the indemnifiable claim and the Merger Consideration shall be recalculated accordingly, with the escrow agent releasing the appropriate number of Escrowed Shares to U.S. Pawn for cancellation; provided, however, that U.S. Remodelers shall be entitled to satisfy the indemnifiable claim by paying the full amount of the claim in cash within ten days of the day on which the amount of liability with respect thereto has been finally determined.

     If Cash as adjusted by any indemnifiable claim shall be less than $2,000,000, the Merger Consideration shall be adjusted such that U.S. Pawn's Shareholders' Percentage of Ownership shall be decreased by 1% for every $125,000 of Cash less than $2,000,000; provided, however, that if Cash as adjusted by any indemnifiable claim satisfied through the release of Escrowed Funds in the Asset Sale shall be less than $2,000,000, the Merger Consideration shall be adjusted such that the U.S. Pawn's Shareholders' Percentage of Ownership shall be decreased by 1.5% for every $125,000 of Cash less than $2,000,000.

     Termination. The Merger Agreement may be terminated at any time prior to the closing of the Merger:

          (a)  By mutual written consent of U.S. Pawn and U.S. Remodelers;

          (b)  By U.S. Pawn if:

               (i) the Merger Closing Date has not occurred on or before March 31, 2001, other than as a result of a material breach by U.S. Pawn of its representations, warranties, covenants or other obligations under the Merger Agreement;

               (ii) prior to the Merger Closing Date, U.S. Remodelers fails to perform in any material respect any of its obligations under the Merger Agreement and such failure has not been cured within 15 days after receipt of written notice from U.S. Pawn;

               (iii) U.S. Pawn's required shareholder approval has not been obtained;

               (iv) U.S. Pawn is unable to obtain the Fairness Opinion after using commercially reasonable efforts to do so; or

               (v) the U.S. Pawn Board of Directors accepts an Acquisition Proposal; and

          (c)  By U.S. Remodelers if:

               (i) the Merger Closing Date has not occurred on or before March 31, 2001, other than as a result of a material breach by U.S. Remodelers of its representations, warranties, covenants or other obligations under the Merger Agreement;

               (ii) prior to the Merger Closing Date, U.S. Pawn fails to perform in any material respect any of its obligations under the Merger Agreement and such failure has not been cured within 15 days after written receipt of notice from U.S. Remodelers;

               (iii) on the Merger Closing Date, the Asset Sale has not been consummated;

               (iv) on the Merger Closing Date, U.S. Pawn's Cash is less than $2,000,000; or

               (v) the U.S. Remodelers Board of Directors accepts an Acquisition Proposal.

     Merger Termination Fee.

          U.S. Pawn's Termination Fee.  If the Merger Agreement is terminated:
          ---------------------------
(a) by U.S. Remodelers because: (i) U.S. Pawn fails to perform in any material respect any of its obligations under the Merger Agreement and such failure has not been cured within 15 days after written receipt of notice from U.S. Remodelers; (ii) on the Merger Closing Date, the Asset Sale has not been consummated; (iii) on the Merger Closing Date, U.S. Pawn's Cash is less than $2,000,000; (iv) on the Merger Closing Date, U.S. Pawn has not obtained the Fairness Opinion; or (v) the Merger Closing Date has not occurred on or before March 31, 2001; or (b) by U.S. Pawn because its required shareholder approval has not been obtained on or before March 31, 2001, and, in each case, U.S. Remodelers is not in material breach of its representations, warranties, covenants or other obligations under the Merger Agreement, U.S. Pawn is required to pay to U.S. Remodelers $250,000 plus its reasonable attorneys' fees and expenses incurred in connection with the Merger Agreement as a termination fee.

          U.S. Remodelers's Termination Fee.  If the Merger Agreement is
          ---------------------------------
terminated by U.S. Pawn because: (a) prior to the Merger Closing Date U.S. Remodelers fails to perform in any material respect any of its obligations under the Merger Agreement and such failure has not been cured within 15 days after receipt of written notice from U.S. Pawn; or (b) the Merger Closing Date has not occurred on or before March 31, 2001 and, in each case, U.S. Pawn is not in material breach of its representations, warranties, covenants or other obligations under the Merger Agreement, U.S. Remodelers shall pay to U.S. Pawn $250,000 plus its reasonable attorneys' fees and expenses incurred in connection with the Merger Agreement as a termination fee.

          Termination Fee Due to Acquisition Proposal.  In addition, if the
          -------------------------------------------
Merger Agreement is terminated by either party because such party's Board of Directors has accepted an Acquisition Proposal and such party is not in material breach of its representations, warranties, covenants or other obligations under the Merger Agreement, the party terminating the Merger Agreement shall pay to the other party as a termination fee the sum of $250,000 plus its reasonable attorneys' fees (including such party's fees and expenses incurred in connection with the Merger Agreement) and 10% of the aggregate value of the Acquisition Proposal.

     Trading Symbol. Following the consummation of the Merger, the symbol for U.S. Pawn Common Stock on Nasdaq will be changed to a symbol related to the name U.S. Home Systems, Inc.

     Amendments. The Merger Agreement may be amended only by a written agreement signed by U.S. Pawn and U.S. Remodelers.

                        MARKET PRICE DATA OF U.S. PAWN

Market Price Data

     U.S. Pawn has approximately 1,300 holders of record of its Common Stock. U.S. Pawn Common Stock has been traded on Nasdaq under the symbol "USPN" since May 10, 1989. On November 28, 2000, the closing price of U.S. Pawn Common Stock was $1.17 per share.

     The following table sets forth, for the quarters indicated the range of high and low sales prices of U.S. Pawn Common Stock as reported by Nasdaq.

                                                            Common Stock
                                                         ------------------
         By Quarter Ended:
         Fiscal 2000                                      High         Low
         -----------                                     ------       -----

          December 31, 2000 (through November 28, 2000)    $1.50        $1.00
          September 30, 2000                               $1.50        $0.81
          June 30, 2000                                    $1.38        $0.50
          March 31, 2000                                   $1.50        $1.00

          Fiscal 1999
          -----------
          December 31, 1999                                $1.94        $1.13
          September 30, 1999                               $2.50        $1.00
          June 30, 1999                                    $3.25        $2.25
          March 31, 1999                                   $3.88        $1.41

          Fiscal 1998
          -----------
          December 31, 1998                                $2.19        $1.16
          September 30, 1998                               $3.94        $1.88
          June 30, 1998                                    $4.38        $3.00
          March 31, 1998                                   $4.00        $2.75

          Fiscal 1997
          -----------
          December 31, 1997                                $4.06        $2.87
          September 30, 1997                               $3.69        $1.87
          June 30, 1997                                    $4.44        $3.12
          March 31, 1997                                   $5.00        $3.62

     The above quotations were reported by Nasdaq and reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily represent actual transactions.

Dividends

     U.S. Pawn has never paid cash dividends on its Common Stock and intends to retain earnings, if any, for use in the operation and expansion of its business. The amount of future dividends, if any, will be determined by the Board of Directors based upon U.S. Pawn's earnings, financial condition, capital requirements and other conditions.

     U.S. Pawn has issued 37,800 shares of its $10.00 par value Series A Redeemable Preferred Stock (the "Series A Preferred"). Holders of the Series A Preferred receive monthly dividends of 9.5% per annum on the par value. Dividends are cumulative from the date of issuance.

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited proforma financial information is based upon the audited and unaudited financial statements of U.S. Pawn and U.S. Remodelers and should be read in conjunction with the separate historical financial statements and notes thereto included elsewhere herein. The unaudited proforma financial information includes the related pro forma adjustments as described in the notes thereto which give effect to: (a) the Asset Sale; (b) the settlement of all of U.S. Pawn's liabilities and the cash settlement of the remaining assets immediately prior to the Merger; (c) the Merger; and (d) the reincorporation of U.S. Pawn as a Delaware corporation and the reverse stock split of U.S. Pawn Common Stock on the basis of one share for each three shares outstanding (collectively, the "Transaction"). The Merger between U. S. Pawn and U. S. Remodelers will be accounted for at historical cost through a reverse acquisition by U. S. Pawn, which is similar to a recapitalization of U.S. Pawn.

The unaudited pro forma combined balance sheet as of September 30, 2000 gives effect to the Transaction as if it occurred effective September 30, 2000. The unaudited pro forma combined statements of operations for the year ended December 31, 1999 and the nine months ended September 30, 2000 gives effect to the Transaction as if it occurred effective January 1, 1999 and January 1, 2000, respectively.

The unaudited pro forma financial information includes certain estimates regarding the aforementioned Transaction. Accordingly, the unaudited pro forma financial information may not necessarily be indicative of the future results of operations or financial position had the Transaction become effective on the above-mentioned dates.

                  Unaudited Pro Forma Combined Balance Sheet
                              September 30, 2000
                            (Amounts in Thousands)


                                                              Pro Forma                                   Pro Forma
                                                             Adjustments      U.S. Pawn       U.S.       Adjustments      Pro Forma
                                               U.S. Pawn    Debit (Credit)   As Adjusted   Remodelers   Debit (Credit)    Combined
                                               ---------    -------------    -----------   -----------   -------------    --------
               ASSETS

Currents Assets:
    Cash                                       $   543 (1)          4,200        $ 1,830   $    2,305    $                  $4,135
                                                       (2)         (2,361)
                                                       (2)            103
                                                       (3)           (285)
                                                       (3)           (370)

    Service charges receivable                     332 (1)           (332)             -            -                            -
    Pawn loans                                   2,292 (1)         (2,292)             -            -                            -
    Accounts receivable, net                        11 (1)            (11)             -          960                          960
    Income taxes receivable                        219                               219            -                          219
    Inventory, net                               2,313 (1)         (2,313)             -        1,311                        1,311
    Prepaid expenses and other                     244 (2)           (244)             -          538                          538
                                               -------      -------------    -----------   ----------    -------------    --------
         Total current assets                    5,954             (3,905)         2,049        5,114                        7,163
                                               -------      -------------    -----------   ----------    -------------    --------

Property and Equipment, at cost, net             1,224 (1)         (1,224)             -        1,866                        1,866
Intangible assets, net                             251 (1)           (251)             -            -                            -
Other assets                                        19 (2)            (19)             -           80                           80
                                               -------      -------------    -----------   ----------    -------------    --------
                                                 1,494             (1,494)             -        1,946                        1,946
                                               -------      -------------    -----------   ----------    -------------    --------

                                               $ 7,448          $  (5,399)       $ 2,049   $    7,060                       $9,109
                                               =======      =============    ===========   ==========     ============    ========

        Liabilities and Stockholders' Equity

Current Liabilities:
    Accounts payable                           $    19 (2)      $      19        $     -   $    1,124                       $1,124
    Customer layaway deposits                       36 (2)             36              -          785                          785
    Accrued expenses                               226 (2)            226              -          589                          589
    Current portion of capital lease obligation      -                                 -          164                          164
    Notes payable - related parties                 50 (2)             50              -            -                            -
    Current portion of notes payable                55 (2)             55              -          169                          169
    Other accrued liabilities                    2,291 (5)          2,291              -          899                          899
                                               -------      -------------    -----------   ----------    -------------    --------
         Total current liabilities               2,677              2,677              -        3,730           -            3,730
                                               -------      -------------    -----------   ----------    -------------    --------

    Line of credit                                 942 (2)            942              -            -                            -
    Long-term debt, net of current portion           -                                            396                          396
    Long-term capital lease
         obligations, net of current portion         -                                            549                          549
    Notes payable, less current portion            655 (2)            655              -            -                            -
                                               -------      -------------    -----------   ----------    -------------    --------
         Total Liabilities                       4,274              4,274              -        4,675           -            4,675
                                               -------      -------------    -----------   ----------    -------------    --------

Redeemable preferred stock                           -                                            560                          560

Stockholders' equity:

Redeemable preferred stock                         378 (2)            378              -            -                            -

Common stock                                     4,865                             4,865           33 (4)   4,892                6

Additional capital                                   -                                          1,811 (4)  (2,076)           3,887

Retained earnings (deficit)                     (2,069)(1)          2,223         (2,816)         (19)(4)  (2,816)             (19)
                                                       (2)            160
                                                       (3)            285
                                                       (3)            370
                                                       (5)         (2,291)
                                               -------      -------------    -----------   ----------    -------------    --------
         Total Stockholders' Equity              3,174              1,125          2,049        1,825           -            3,874
                                               -------      -------------    -----------   ----------    -------------    --------
                                               $ 7,448          $   5,399        $ 2,049   $    7,060    $      -           $9,109
                                               =======      =============    ===========   ==========    =============    ========

             Unaudited Pro Forma Combined Statement of Operations
                 For the Nine Months Ended September 30, 2000
            (Amounts in Thousands, Except Share and per Share Data)


                                                            Pro Forma                                     Pro Forma
                                                           Adjustments         U.S. Pawn       U.S.      Adjustments      Pro Forma
                                          U.S. Pawn      Debit (Credit)       As Adjusted   Remodelers   Debit (Credit)    Combined
                                          ----------     -------------        -----------   ----------   --------------   ---------
Revenues:
    Contract revenue and comission
     fee income                                   -                                         $   28,625    $              $   28,625
    Sales                               $     3,843   (5)  $    3,843         $        -             -                            -
    Pawn service charges                      2,868   (5)       2,868                  -             -                            -
    Other income                                 40   (5)          40                  -             -                            -
                                        -----------        ----------         ----------    ----------    -----------   -----------
    Total Revenues                            6,751             6,751                  -        28,625              -        28,625
                                        -----------        ----------         ----------    ----------    -----------   -----------
Cost of Sales and Expenses:
    Cost of sales                             3,259   (5)      (3,259)                 -        13,019                       13,019
    Operations                                2,443   (5)      (2,443)                 -             -                            -
    Branch operating                              -                                    -         1,065                        1,065
    Sales and marketing                           -                                    -         9,736                        9,736
    License Fees                                  -                                    -           554                          554
    Administration                              821   (5)        (821)                 -         2,205                        2,205
    Depreciation and amortization               247   (5)        (247)                 -             -                            -
                                        -----------        ----------         ----------    ----------    -----------   -----------
    Total Cost of Sales and
     Expenses                                 6,770            (6,770)                 -        26,579              -        26,579
                                        -----------        ----------         ----------    ----------    -----------   -----------

Income (Loss) from Operations                   (19)              (19)                 -         2,046                        2,046

Other (Expenses)
    Interest                                   (200)  (5)        (200)                 -             -                            -
    Loss on disposal of fixed
     assets                                     (19)  (5)         (19)                 -             -                            -
    Other                                         -                 -                  -           (96)                         (96)
                                        -----------        ----------         ----------    ----------    -----------   -----------
    Total other (expenses)                     (219)             (219)                 -           (96)             -           (96)
                                        -----------        ----------         ----------    ----------    -----------   -----------

Income (Loss) Before Income Taxes              (238)             (238)                 -         1,950                        1,950
Provision (Benefit) for Income Taxes             63   (5)         (63)                 -           335                          335
                                        -----------        ----------         ----------    ----------    -----------   -----------
Income (Loss) from Operations                  (301)             (301)                 -         1,615              -         1,615

Discontinued Operations
    Loss from operations of
     discontinued segment                      (485)  (5)        (485)                 -             -                            -

    Loss on disposal of
     discontinued segment                    (1,806)  (5)      (1,806)                 -             -                            -
                                        -----------        ----------         ----------    ----------    -----------   -----------
    Total Discontinued Operations            (2,291)           (2,291)                 -             -              -             -

Net Income (Loss)                            (2,592)           (2,592)                 -         1,615              -         1,615

Dividends on Preferred Stock                    (27)              (27)                 -           (53)                         (53)
                                        -----------        ----------         ----------    ----------    -----------   -----------
Earnings (Loss) Available for Common
 Shareholders                                (2,619)           (2,619)        $        -    $    1,562    $         -   $     1,562
                                        ===========        ==========         ==========    ==========    ===========   ===========
Earnings (Loss) per Common Share on
 Operations                                   (0.09)                                        $     0.47                  $      0.24
                                        ===========                                         ==========                  ===========

Earnings (Loss) per Common Share on
 Discontinued Operations                $     (0.69)                                        $      N/A                          N/A
                                        ===========                                         ==========                  ===========

Earnings (Loss) per Common Share,
 assuming dilution                      $     (0.78)                                              0.47                  $      0.24
                                        ===========                                         ==========                  ===========

Weighted Average Number of Common
 Shares Outstanding                       3,327,785                                          3,333,333                    6,416,300
                                        ===========                                         ==========                  ===========

Weighted Average Number of Common
 Shares Outstanding, Assuming Dilution    3,327,785                                          3,333,333                    6,417,233
                                        ============                                        ==========                  ===========


             Unaudited Pro Forma Combined Statement of Operations
                     For the Year Ended December 31, 1999
            (Amounts in Thousands, Except Share and per Share Data)


                                                             Pro Forma                                   Pro Forma
                                                            Adjustments      U.S. Pawn       U.S.       Adjustments      Pro Forma
                                               U.S. Pawn   Debit (Credit)   As Adjusted   Remodelers    Debit (Credit)    Combined
                                              -----------  -------------    ------------  ----------    --------------   ----------
Revenues:
        Contract revenue and comission
        fee income                                  -                        $             $ 33,036       $                $ 33,036
        Sales                                 $ 5,234  (5)  $ 5,234                 -             -                               -
        Pawn service charges                    4,201  (5)    4,201                 -             -                               -
        Other income                               53  (5)       53                 -             -                               -
                                             --------       -------          --------      --------       ---------        --------
        Total Revenues                          9,488         9,488                 -        33,036               -          33,036
                                             --------       -------          --------      --------       ---------        --------
Cost of Sales and Expenses:
        Cost of sales                           4,203  (5)   (4,203)                -        14,602                          14,602
        Operations                              3,609  (5)   (3,609)                -             -                               -
        Branch operating                            -                               -         1,469                           1,469
        Sales and marketing                         -                               -        13,342                          13,342
        License Fees                                -                               -           527                             527
        Administration                          1,139  (5)   (1,139)                -         2,496                           2,496
        Depreciation and amortization             343  (5)     (343)                -             -                               -
                                             --------       -------          --------      --------       ---------        --------
        Total Cost of Sales and
          Expenses                              9,294        (9,294)                -        32,436               -          32,436
                                             --------       -------          --------      --------       ---------        --------
Income (Loss) from Operations                     194           194                 -           600                             600

Other (Expenses)
        Interest                                 (135) (5)    (135)                -             -                               -
        Interest, related parties                 (17) (5)     (17)                -             -                               -
        Loss on settlement of contract           (366) (5)    (366)                -             -                               -
        Other                                       -             -                 -          (289)                           (289)
                                             --------       -------          --------      --------       ---------        --------
        Total other (expenses)                   (518)         (518)                -          (289)              -            (289)
                                             --------       -------          --------      --------       ---------        --------

Income (Loss) Before Income Taxes                (324)         (324)                -           311                             311
Provision (Benefit) for Income Taxes              (94) (5)       94                 -            19                              19
                                             --------       -------          --------      --------       ---------        --------
Net Income (Loss)                                (230)         (230)                -           292               -             292

Dividends on Preferred Stock                      (36) (5)      (36)                -           (76)                            (76)
Accretion on preferred stock                        -             -                 -           (39)                            (39)
                                             --------       -------          --------      --------       ---------        --------

Earnings (Loss) Available for Common
 Shareholders                                $   (266)      $  (266)         $      -      $    177       $       -        $    177
                                             ========       =======          ========      ========       =========        ========


Earnings (Loss) per Common Share             $  (0.07)                                     $   0.07                        $   0.03
                                             ========                                      ========                        ========

Earnings (Loss) per Common Share,
 assuming dilution                           $  (0.07)                                     $   0.07                        $   0.03
                                             ========                                      ========                        ========

Weighted Average Number of Common
Shares Outstanding                          3,640,647                                     2,682,648                       6,520,588
                                           ==========                                    ==========                       =========

Weighted Average Number of Common
 Shares Outstanding, Assuming Dilution      3,640,647                                     2,682,648                       6,553,932
                                           ==========                                    ==========                       =========

                        U.S. Pawn, Inc. and Subsidiaries

               Notes to Unaudited Pro Forma Financial Information

(1) To reflect the Asset Sale by U.S. Pawn of substantially all of its assets for a cash purchase price of $4,200,000. Based upon the book value of the assets as of September 30, 2000, U.S. Pawn estimates a loss on the sale of these assets of $2,223,000 as follows:

                 Inventory                                $2,313,000
                 Pawn loans                                2,292,000
                 Service charges receivable                  332,000
                 Fixed assets                              1,224,000
                 Goodwill                                    251,000
                 Accounts receivable                          11,000
                                                         ------------
                 Book value                                6,423,000
                 Purchase price                           (4,200,000)
                                                         ------------
                 Net loss on sale of assets              $(2,223,000)
                                                         ============

(2) To reflect the cash settlement of all the following outstanding liabilities and cash proceeds from settlement of the remaining assets of U.S. Pawn prior to the Merger Closing Date as of September 30, 2000 as follows:

        Cash settlement of outstanding liabilities:
             Accounts payable                        $        19,000
             Customer deposits                                36,000
             Accrued expenses                                226,000
             Notes payable - related parties                  50,000
             Notes payable                                   710,000
             Line of credit                                  942,000
             Redeemable preferred stock                      378,000
                                                     ---------------
             Total cash paid                         $     2,361,000
                                                     ===============

        Cash settlement of remaining assets:
               Prepaid expenses                      $       244,000
               Other assets                                   19,000
               Less: cash proceeds                          (103,000)
                                                     ---------------
               Loss on sale                          $      (160,000)
                                                     ===============

(3) To reflect payment by U.S. Pawn of approximately $370,000 of transaction costs primarily consisting of legal fees, accounting fees, and printing costs and approximately $285,000 in severance pay to certain employees in connection with the Asset Sale and Merger.

(4) To reflect the payment of the Merger Consideration, the payment of the finder's fee, the re-incorporation of U.S. Pawn as a Delaware corporation and the reverse stock split. Based on the pro forma adjustments above, an estimated $2,049,000 of Cash would remain in U.S. Pawn. Based on this amount of Cash, and pursuant to the terms and conditions of the Merger Agreement, 15,821,116 shares of no par value U.S. Pawn Common Stock would be issued to the shareholders of U.S. Remodelers. Also pursuant to the Merger Agreement, 100,000 shares of no par value U.S. Pawn Common Stock would be issued to a third party as a finder's fee in connection with the Merger. Based on these assumptions, and assuming further that 3,327,785 shares of no par value U.S. Pawn Common stock are outstanding immediately prior to the consummation of the Merger, an estimated 19,248,901 shares of no par value U.S. Pawn Common Stock would be outstanding immediately after the consummation of the Merger. The actual number of shares of U.S. Pawn Common Stock to be issued to the shareholders of U.S. Remodelers will be based upon the actual amount of Cash remaining in U.S. Pawn immediately prior to the consummation of the Merger. U.S. Pawn will be a holding company with no operations as of the date of consummation of the Merger. Subsequent to the Merger, U.S. Pawn will be reincorporated to Delaware and effect a reverse one share for three shares stock split of the outstanding shares of $.001 par value U.S. Pawn Common Stock. The reverse stock split is estimated to be 19,248,901 shares of $.001 par value U.S. Pawn Common Stock for 6,416,300 shares of $.001 par value U.S. Pawn Common Stock.

(5)     To eliminate all operating activities of U.S. Pawn.

                      SELECTED FINANCIAL DATA OF U.S. PAWN

     The following tables present summary financial data of U.S. Pawn on a consolidated basis as of the three-month and nine-month periods ended September 30, 2000 and 1999, and for the years ended December 31, 1999 and 1998, respectively. This information has been derived from U.S. Pawn's audited financial statements for the years ended December 31, 1999 and 1998 and its unaudited financial statements for the three-month and nine-month periods ended September 30, 2000 and 1999, respectively. The summary financial information should be read in conjunction with "Managements Discussion and Analysis of Financial Condition and Results of Operations of U.S. Pawn" and U.S. Pawn's consolidated financial statements and the notes hereto.


Selected Statement of Operations Data:                      Three Months Ended               Nine Months Ended
(in thousands, except per share and share data)               September 30,                   September 30,
                                                            2000          1999             2000            1999
                                                         ----------    ----------       ----------      ----------
Total revenues                                           $    2,297    $    2,332       $    6,751      $    6,892
Total cost of sales and expenses                              2,467         2,237            6,770           6,566
Income (loss) from operations                                  (170)           95              (19)            326
Other (expenses)                                               ( 66)         (376)            (219)           (437)
Net (loss) before income taxes                                 (236)         (281)            (238)           (111)
Income taxes (benefit)                                           50           (98)              63             (42)
Net loss from operations                                       (286)         (183)            (301)            (69)
Loss from discontinued operations,
 net of tax effects                                          (2,291)            -           (2,291)              -
Net loss                                                 $   (2,577)   $     (183)      $   (2,592)     $      (69)
Loss per common share on operations                      $     (.09)        $(.05)      $     (.09)     $     (.02)
Loss per common share on
 discontinued operations                                 $     (.69)   $        -       $     (.69)     $        -
Net loss per common share                                $     (.78)        $(.05)      $     (.79)     $     (.03)
Weighted average number of
 common shares outstanding                                3,327,785     3,686,285        3,327,785       3,686,285


Selected Statement of Operations Data:                      Year Ended December 31,
(in thousands, except per share and share data)               1999           1998
                                                             -----           -----

Total revenues                                          $    9,488       $   11,068
Total cost of sales and expenses                             9,294           10,696
Income from operations                                         194              372
Other (expenses)                                              (518)            (311)
Net income (loss) before income taxes                         (324)              61
Income taxes (benefit)                                         (94)             196
Net loss                                                $     (230)      $     (135)
Net loss per common share,
 basic and diluted                                      $     (.07)      $     (.05)
Weighted average number of
 common shares outstanding                               3,640,647        3,782,844



Selected Balance Sheet Data:        September 30,  December 31,
(in thousands)                          2000          1999
                                       ------        ------
Current assets                         $5,954        $6,530
Total assets                            7,448         8,240
Current liabilities                     2,677           839
Redeemable preferred stock                378           378
Stockholders' equity                    3,174         5,799
Working capital                         3,277         5,691

   MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
                            OPERATIONS OF U.S. PAWN

General

     U.S. Pawn is one of five publicly traded pawnshop operators in the United States. U.S. Pawn operates pawnshops that lend money on the security of pledged tangible personal property (a transaction commonly referred to as a "pawn loan"), for which U.S. Pawn receives a pawn service charge to compensate it for the pawn loan. The pawn service charge is calculated as a percentage of the pawn loan amount, in a manner similar to which interest is charged on a loan, and has generally ranged from 120% to 240% annually. The pledged property is held through the term of the pawn loan, which generally is 30 to 120 days, unless otherwise earlier paid or renewed. Generally, the customer repays the pawn loan and accrued service charge in full, redeeming the pledged property, or pays the accrued service charge and renews the pawn loan. In the event the customer does not redeem the pledged property or renew the pawn loan, the unredeemed collateral is forfeited to U.S. Pawn and becomes inventory available for sale in the pawnshop. U.S. Pawn currently owns and operates 13 pawnshops, of which 12 are located Colorado and one in Wyoming.

     Except for the historical information contained herein, certain matters set forth in this report are forward-looking statements which can be identified by the use of forward-looking terms such as "believes", "estimates", "plans", "expects", "anticipates", "intends" or by discussions of strategy, future operating results or events. These forward-looking statements are subject to risks and uncertainties that may cause U.S. Pawn's actual results, performance or achievements to differ materially from those discussed in the forward-looking statements. These risks and uncertainties are detailed from time to time in U.S. Pawn's periodic reports filed with the Securities and Exchange Commission. These risks and uncertainties are beyond the ability of U.S. Pawn to control, and, in many cases, U.S. Pawn cannot predict all of the risks and uncertainties that could cause its actual results, performance or achievements to differ materially from those indicated by the forward-looking statements. These forward-looking statements speak only as of the date hereof and U.S. Pawn and its management cannot assure that future results covered by any forward-looking statements will be achieved and disclaim any intent or obligation to update these forward-looking statements.

Plan to Discontinue Pawn Operations

     During the three months ended September 30, 2000, U.S. Pawn's Board of Directors adopted a plan to divest itself of the Assets (the "Plan"). The Plan contemplates the disposal of substantially all of U.S. Pawn's Assets in exchange for cash, the payment of all its liabilities from the proceeds of the disposal of its Assets, and a merger with a non-pawnshop operating company. The Board of Directors identified and selected U.S. Remodelers as such a merger candidate. As a result of negotiations with U.S. Remodelers, U.S. Pawn entered into the Merger Agreement with U.S. Remodelers. On September 29, 2000, U.S. Pawn entered into the Asset Purchase Agreement with Pawn-One. On the same date, U.S. Pawn and Pawn-One entered into the Management Agreement.

     Pursuant to the Merger, U.S. Pawn will issue shares of its Common Stock in exchange for all of the outstanding Common Stock of U.S. Remodelers. The number of shares U.S. Pawn will issue in the Merger will depend primarily upon the amount of Cash contributed by U.S. Pawn on the Merger Closing Date. It is anticipated, but not assured, that following the closing of the Merger, the current shareholders of U.S. Pawn will own between 17% and 21% of U.S. Pawn's Common Stock outstanding. The Asset Sale and the Merger are subject to certain conditions contained in the agreements including, without limitation, the approval of U.S. Pawn's shareholders. Such shareholder approval is being solicited in this Proxy Statement to be sent to U.S. Pawn's shareholders.

Results of Operations

     Three and Nine Months Ended September 30, 2000 ("2000Q" and "2000", respectively) Compared to Three and Nine Months Ended September 30, 1999 ("1999Q" and "1999", respectively).

          Revenues.  Total revenues for 2000Q and 2000 decreased 1.5% and 2.0%
          --------
to $2,297,000 and $6,751,000 from $2,332,000 and $6,892,000 for 1999Q and 1999, respectively. The decrease in revenues is primarily due to a drop in pawn service charges to $922,000 and $2,868,000 from $1,074,000 and $3,147,000, respectively, during 2000 as compared to 1999. As a percentage of total revenues, merchandise sales represented 57% and pawn service charges were 42%, respectively, during the 2000 reporting periods as compared to 54% and 46% for 1999. This revenue mix is consistent with U.S. Pawn's expectations. The increase in the percentage of total revenues from sales of merchandise is due to increased liquidation of aged inventories during the 2000Q. During 2000, U.S. Pawn encountered intense competition from other pawnshops for pawn loan customers and in the sales of merchandise from other pawnshops, thrift shops and general retail businesses.

          Merchandise Sales.  During the 2000 reporting periods, store
          -----------------
operations generated merchandise sales of $1,363,000 and $3,843,000 as compared to $1,245,000 and $3,689,000 during 1999. For the 2000 reporting periods, U.S. Pawn's annualized inventory turnover rate was 2.2 and 2.0 times with a gross profit margin on sales of 5.2% and 15.2% as compared to 2.1 and 2.0 times with gross profit margin on sales of 18.5% and 20.7% for the 1999 reporting periods. The decrease in the gross profit percentage is due primarily to the liquidation of aged inventory at deep discounts in anticipation of the Asset Sale and Merger. U.S. Pawn expects its annualized inventory turnover rate to approximate
2.75 times and to produce gross margins on sales of 10% or higher for 2000.

          Pawn Service Charges.  During the 2000 reporting periods, store
          --------------------
operations generated pawn service charges of $922,000 and $2,868,000 as compared to $1,074,000 and $3,147,000 for the 1999 periods. During 2000, U.S. Pawn's pawn loan balance outstanding decreased $536,000 or 18.9% to $2,292,000 from $2,828,000 at December 31, 1999. Based on historical comparisons (e.g., during the comparable 1999 nine month period, U.S. Pawn's pawn loan balance outstanding increased 11%), such a decrease was not anticipated for 2000.

     New pawn loans written decreased by $1,104,000 or 16% during 2000 as compared to 1999. Management believes that the decrease in new pawn loans written is due primarily to the strong overall economy in Colorado ( which may have had the effect of dampening the demand for pawn loans) and increased competition for pawn loan customers.

     Management is hopeful that demand for pawn loans will increase during the remainder of fiscal 2000. U.S. Pawn's annualized pawn service charge on average pawn loans outstanding during 2000 equaled 149% as compared to 144% for 1999.

     The forfeiture rate for pawn loans (calculated as total current period new loans plus previous period ending loan balance minus current period ending loan balance in relationship to total forfeited amount during the period) was 38% for 2000 as compared to 32% for 1999. U.S. Pawn's forfeiture rate is believed to be comparable within the pawnshop industry, and is meeting U.S. Pawn's expectations. U.S. Pawn anticipates the forfeiture rate to approximate 37% for Fiscal 2000.

           Total Cost of Sales and Expenses.  Total cost of sales and expenses
           --------------------------------
for the 2000 reporting periods increased to $2,467,000 and $6,770,000 as compared to $2,237,000 and $6,566,000 for the 1999 reporting periods. As a percentage of total revenues, total cost of sales and expenses for the 2000 reporting periods were 107% and 102% as compared to 96% and 95% for 1999 reporting periods. The increase in total costs and expenses as a percentage of total revenues is due primarily to increased cost of sales as a result of the liquidation of aged inventory during the 2000Q.

           Operating Expenses.  Operating expenses decreased by $35,000, or 4%,
           ------------------
and $136,000, or 5%, during the 2000 reporting periods as compared to the 1999 reporting periods. As a percentage of total revenues, operating expenses decreased to 35% and 36% for the 2000 reporting periods as compared to 36% and 37% for the 1999 reporting periods, respectively. The decrease in operating expenses as a percentage of revenues for 2000 is primarily attributable to a decrease in accrued lease obligations for a store closure and a decrease in store personnel costs during the 2000 reporting periods.

          Administration.  Administrative overhead decreased during the 2000Q by
          --------------
$9,000, or 3% and increased during 2000 by $18,000, or 2% as compared to the 1999 reporting periods. As a percentage of total revenues, administrative overhead remained at 12% for the 2000 reporting periods as compared to the 1999 reporting periods. The increase in administrative overhead is due primarily to market adjustments in middle management salaries and related employee benefits during 2000 as compared to 1999.

          Depreciation and Amortization Expense.  Depreciation and amortization
          -------------------------------------
expense decreased slightly during the 2000 reporting periods as compared to the 1999 reporting periods as various depreciable assets reached their estimated useful lives and became fully amortized to expense.

          Other Expense.  Interest expense for the 2000 reporting periods
          -------------
increased by $29,000 and $102,000 as compared to the 1999 reporting periods. During 2000, U.S. Pawn's outstanding balance on its revolving bank line of credit was $942,000. No such bank debt was outstanding during 1999.

          Loss Before Income Taxes (Results from Continuing Operations).  Loss
          -------------------------------------------------------------
from operations before income taxes for the 2000Q decreased by $45,000 to a loss of $(236,000) from a loss of $(281,000) as compared to 1999Q. Loss from operations before income taxes for 2000 increased by $127,000 to a loss of $(238,000) from a loss of $(111,000) as compared to 1999. After accounting for the effects of income taxes, loss from operations for the 2000 reporting periods was $(286,000) and $(301,000) as compared to $(183,000) and $(69,000)as compared to the 1999 reporting periods.

          Discontinued Operations.  Loss on operations of discontinued
          -----------------------
operations was $(485,000), net of any estimated realizable tax effects, due to U.S. Pawn's implementation of its plan to divest itself of its pawn operations. Loss on disposal of discontinued operations was $(1,806,000), net of any estimated realizable tax effects, due to U.S. Pawn's implementation of its Plan to divest itself of its pawn operating assets.

     Year Ended December 31, 1999 ("1999") Compared to Year Ended December 31, 1998 ("1998")

          Revenues. Total revenues for 1999 fell by 14% to $9,488,000 from
          --------
$11,068,000 for the 1998. During 1999, same store operations (13 stores) generated revenues of $9,488,000 as compared to $9,935,000 during 1998. Stores either consolidated, closed or sold during 1998 (4 stores) generated revenues $1,133,000 1998. The decrease in revenues for 1999 reflects a 16% drop in merchandise sales, a decrease of 12% in pawn service charges, and a 20% decrease in other income. As a percentage of total revenues, merchandise sales decreased to 55% from 56% and pawn service charges increased to 44% from 43% during 1999 as compared to 1998. This revenue mix is consistent with U.S. Pawn's expectations. Management believes that the robust economy, low unemployment and increased competition for pawn customers in its Colorado market are the primary factors contributing to the decrease in same store operations.

          Merchandise Sales. During 1999, same store operations generated
          -----------------
merchandise sales of $5,234,000 as compared to $5,511,000 during 1998. Stores either consolidated, closed or sold during 1998 posted merchandise sales of $706,000 for 1998. For 1999, the Company's annualized inventory turnover rate was 2.1 times with a gross profit margin on sales of 19.7% as compared to 2.6 times and gross profit margin on sales of 14.5% for 1998. The increase in the gross profit on sales percentage is primarily attributable to the liquidation of merchandise inventory at or below cost from the Nevada (sold) and Nebraska (closed) stores during 1998.

          Pawn Service Charges. During 1999, same store operations generated
          --------------------
pawn service charges of $4,201,000 as compared to $4,370,000 for 1998. Stores either consolidated, closed or sold during 1998 contributed pawn service charges of $415,000 during 1998. U.S. Pawn's pawn loan balance outstanding on December 31, 1998 was $2,750,000. During 1999, U.S. Pawn's pawn loan balance increased by $78,000 or 3% to $2,828,000.

     New pawn loans written decreased by $500,000 during 1999 as compared to 1998. However, as compared to 1998, new pawn loans written in same store operations during 1999 increased $338,000 or 3.8%. Management believes that the increase in the amount of new pawn loan written in same store operations is due primarily to the recent rise in the cost of living in Colorado (which may have had the effect of increasing the demand for pawn loans) and several strategies implemented during the first quarter of 1999 designed to attract more pawn customers.

     Management is hopeful that demand for pawn loans will increase during Fiscal 2000. U.S. Pawn realized an annualized pawn service charge on average pawn loans outstanding equal to 151% for 1999 as compared to 148% for 1998.

     The forfeiture rate for pawn loans (calculated as total current period new loans plus previous period ending loan balance minus current period ending loan balance in relationship to total forfeited amount during the period) was 34% for 1999 as compared to 32% for 1998. U.S. Pawn's forfeiture rate is believed to be in line with industry comparisons, but less than U.S. Pawn's expectations. U.S. Pawn plans to continue its aggressive loan policy, which provides for slightly higher loan to value ratios than competing pawnshops in an effort to attract more pawn customers. U.S. Pawn plans to emphasize this loan strategy for the reasonably foreseeable future and anticipates the forfeiture rate to approach 35% for Fiscal 2000.

          Total Cost of Sales and Expenses. Total cost of sales and expenses for
          --------------------------------
1999 decreased 13% to $9,294,000 as compared to $10,696,000 for 1998. As a percentage of total revenues, total cost of sales and expenses for 1999 increased to 98% from 97% as compared to 1998.

          Operating Expenses. Operating expenses for 1999 decreased by $94,000
          ------------------
or 3% as compared to 1998. However, as a percentage of total revenues, operating expenses were 38% for 1999 as compared to 33% for 1998. The increase in operating expenses as a percentage of revenues for 1999 is primarily attributable to the decrease in revenues during 1999. As many operating expenses are fixed, i.e., they do not fluctuate as revenues fluctuate, the expense to revenue ratio will in some cases increase.

          Administration. Administrative overhead remained relatively unchanged
          --------------
during 1999 as compared to 1998. As a percentage of total revenues, administrative overhead increased to 12% for 1999 from 10% as compared to 1998.

          Depreciation and Amortization Expense. Depreciation and amortization
          -------------------------------------
expense decreased during 1999 by $191,000 as compared to 1998. The decrease relates primarily to the write-off of long-lived intangible assets during 1998.

     Other Expense. Interest expense for 1999 decreased by $134,000. U.S. Pawn
     -------------
reduced its outstanding debt during 1998 by $2,194,000. On May 6, 1999, U.S. Pawn entered into an agreement and plan of merger to acquire Cash-N-Pawn International, Ltd. The agreement and plan of merger was mutually terminated in October 1999. As part of the termination agreement, the U.S. Pawn agreed to pay a breakup fee of $135,000. The breakup fee, coupled with other costs that were otherwise deferrable as part of the merger, resulted in a charge of approximately $366,000 to 1999.

     Operating Results. Income (loss) before income taxes for 1999 Periods
     -----------------
decreased to $(324,000) from $61,000 as compared to 1998. After accounting for the effects of income taxes and preferred dividends, (loss) attributable to common stockholders for 1999 increased 55% to $(266,000) from $(171,000) as compared to 1998.

     Loss Per Share. Loss per share for 1999 equaled $(0.07) as compared to
     --------------
$(0.05) for 1998. The number of common shares outstanding on December 31, 1999 decreased by 357,625 as compared to December 31, 1998 as a result of the issuance of 875 common shares from the exercise of employee options and the repurchase of 358,500 common shares by the Company during the fourth quarter of 1999.

Liquidity and Capital Resources

     Working Capital.  Working capital decreased to $3,277,000 at September 30,
     ---------------
2000 from $5,691,000 at December 31, 1999. Total assets decreased during 2000 by $792,000 mainly due to decreases in service charges receivable, pawn loans, property, equipment and intangible assets. Total liabilities increased by $1,833,000 at September 30, 2000 to $4,274,000 from $2,441,000 at December 31,
1999 mainly due to the accrual of operating losses and estimated loss on disposal of discontinued operations, offset by decreases in accounts payable, other accrued expenses and repayments of long-term debt. Total stockholders' equity decreased during 2000 by $2,625,000 as a result of losses, net of income taxes and preferred dividends.

     Working capital increased to $5,991,000 at December 31, 1999 from $5,407,000 at December 31, 1998. Total assets increased during 1999 by $172,000 mainly due to decreases in cash offset by increases in pawn loans, service charges receivable, and inventory. Total liabilities increased by $1,029,000 at December 31, 1999 to $2,441,000 from $1,412,000 at December 31, 1998 mainly due to $942,000 of new bank borrowings. Total stockholders equity decreased during 1999 by $857,000 as a result of losses, net of income taxes and preferred dividends of ($266,000) and $592,000 expended to repurchase 358,500 common shares during the fourth quarter of 1999.

     U.S. Pawn's operations have been financed from funds generated from operations, bank borrowing, private borrowing, and public offerings. During 2000, 1999 and 1998, U.S. Pawn raised sufficient capital to satisfy its capital requirements.

     On August 26, 1999, U.S. Pawn entered into an agreement for a revolving bank line of credit totaling $2,500,000. The agreement matures on August 26, 2001. As of the date of this report, the outstanding principal balance owing under this credit facility was $942,000. Management intends to repay this obligation from the proceeds of the disposal of its pawn operating assets.

     The private borrowings which comprise $542,000 of the total liabilities are due in 2000 through 2002. Management intends to repay these obligations from the proceeds of the disposal of its pawn operating assets.

     U.S. Pawn expects to meet its on-going working capital needs with internally generated funds.

     Profitability vs. Liquidity.  The profitability and liquidity of U.S. Pawn
     ---------------------------
is affected by the amount of U.S. Pawn's outstanding pawn loans, which in turn is affected in part by U.S. Pawn's pawn loan decisions. U.S. Pawn is generally able to influence the frequency of pawn loan redemptions and forfeitures of pawn loan collateral by increasing or decreasing the amount loaned in relation to the estimated resale value of the pledged property. A more conservative loan policy, i.e., smaller loans in relation to the pledged property's estimated resale value, generally results in fewer and smaller transactions being entered into, a decrease in U.S. Pawn's aggregate pawn loan balance and a decrease in pawn service charge income. However, smaller pawn loans also tend to increase pawn loan redemptions and improve U.S. Pawn's liquidity. A conservative pawn loan policy also tends to decrease the cost of merchandise inventory, thereby improving the margins possible through resale of forfeited pawn loan collateral. Conversely, a more aggressive pawn loan policy which provides for larger pawn loans in relation to the estimated resale value of the pledged property generally results in increased pawn service charge income, but also tends to increase pawn loan forfeitures, thereby increasing the quantity of inventory on hand and, unless U.S. Pawn is able to increase inventory turns, reducing U.S. Pawn's liquidity.

     Unprecedented and/or unexpected pawn loan demand tends to drain liquidity reserves, and if other external sources of working capital are unavailable, the implementation of a more conservative pawn loan policy and increasing inventory turns will generate cash at the expense of profitability if not optimally balanced.

     Recently Issued Accounting Pronouncements. Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities" as amended by SFAS Nos. 137 and 138, requires companies to record derivatives on the balance sheet as assets or liabilities, measured at fair market value. Gains or losses resulting from changes in the values of those derivatives are accounted for depending on the use of the derivative and whether it qualifies for hedge accounting. The key criterion for hedge accounting is that the hedging relationship must be highly effective in achieving offsetting changes in fair value or cash flows. SFAS No. 133 is effective for fiscal years beginning after June 15, 2000. Management believes that the adoption of SFAS No. 133 will have no material effect on its financial statements.

     In March 2000, the FASB issued FASB Interpretation No. 44, "Accounting for Certain Transactions Involving Stock Compensation" ("FIN 44"), which was effective July 1, 2000, except that certain conclusions in this Interpretation, which cover specific events that occur after either December 15, 1998 or January 12, 2000 are recognized on a prospective basis from July 1, 2000. This Interpretation clarifies the application of APB Opinion 25 for certain issues related to stock issued to employees. U.S. Pawn believes its existing stock based compensation policies and procedures are in compliance with FIN 44 and therefore, the adoption of FIN 44 had no material impact on U.S. Pawn's financial condition, results of operations or cash flows.

     In December 1999, the Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin ("SAB") 101, which provides guidance on applying generally accepted accounting principles to selected revenue recognition issues. Management believes that U.S. Pawn's revenue recognition policies are in accordance with SAB 101.

     Inflation.  U.S. Pawn does not believe that inflation has had a material
     ---------
effect on U.S. Pawn's  results of operations.

     Seasonality.  U.S. Pawn's pawn loan demand and sales follow slight seasonal
     -----------
trends. Sales are generally highest during the fourth calendar quarter of the year, while pawn loan demand is general lower during the first and second calendar quarters than during the third and fourth calendar quarters.

                          INFORMATION ABOUT U.S. PAWN

Current Operations

     U.S. Pawn operates pawnshops that lend money on the security of pledged tangible personal property. Pawnshops provide a convenient source for consumer loans and a ready market for the resale of previously-owned merchandise acquired by U.S. Pawn when customers do not repay pawn loans. U.S. Pawn receives a pawn service charge to compensate it for the pawn loan. The pawn service charge is calculated as a percentage of the pawn loan amount based on the size and term of the pawn loan and has generally ranged from 120% to 240% annually, as permitted by state laws and local ordinances. The pledged property is held through the term of the pawn loan contract, which generally is 30 to 120 days, unless earlier paid or renewed. Generally, the customer repays the pawn loan and accrued service charge in full, redeeming the pledged property, or pays the accrued service charge and renews the pawn loan. In the event the customer does not redeem the pledged property, or renews the pawn loan, the property is forfeited to U.S. Pawn and becomes inventory available for sale in the pawnshop.

     The pawnshop industry in the United States is highly fragmented and in the early stages of consolidation. The five publicly traded pawnshop companies operate approximately 8% of the total United States pawnshops.

Business Strategy

     U.S. Pawn has concentrated the operation of multiple pawnshops primarily in one location in order to achieve economies of scale in supervision, improve market penetration, enhance name recognition and reinforce market programs. Currently, U.S. Pawn has 12 store locations in the Denver, Colorado metropolitan area and one in Wyoming.

Operating Controls

     U.S. Pawn store locations are monitored on a daily basis from corporate headquarters through an online, real time computer network system. U.S. Pawn also has an internal audit staff that monitors U.S. Pawn's perpetual inventory system, lending practices, and regulatory compliance. Management believes that U.S. Pawn's current operating and financial controls and its computer systems are adequate for its current operating base.

Pawn Operations

     Goods pledged to secure pawn loans generally consist of jewelry, tools, televisions, stereos, musical instruments and guns. The pledged personal property is offered by the customer to provide security for the repayment of the pawn loan. Pawn loans cannot be made with personal liability to the customer, and therefore, U.S. Pawn does not investigate the creditworthiness of the customer, but relies on the pledged personal property and the possibility of its forfeiture as a basis for its credit decision. U.S. Pawn receives a pawn service charge to compensate it for extending the pawn loan.

     At the time a pawn transaction is entered into, a pawn contract agreement, commonly referred to as a pawn ticket, is delivered to the customer that sets forth, among other items, the name and address of the pawnshop and the customer, the customer's identification number from a valid driver's license, military or other official identification, a description of the pledged goods, including applicable serial numbers, and the amount advanced, the pawn service charge, the maturity date of the pawn loan, total amount that must be paid to redeem the pledged goods on the maturity date and the monthly percentage rate of the pawn service charge.

     The amount which U.S. Pawn is willing to finance is typically based on a percentage of the pledged personal property's estimated resale value. The sources for U.S. Pawn's determination of the resale value include catalogs, blue books, newspaper advertisements and previously made similar pawn transactions. The pledged property is held through the term of the pawn loan, which generally is 30 to 120 days, unless earlier paid or renewed. In the majority of cases, the customer pays the pawn loan amount and accrued service charge in full, redeeming the pledged property, or pays the accrued service charge and renews the pawn loan. In the event the customer does not pay or renew the pawn loan, the unredeemed collateral is forfeited to U.S. Pawn and becomes inventory available for sale in the pawnshop. U.S. Pawn does not record pawn loan losses or charge-offs inasmuch as, if the pledged property is not redeemed, the pawn loan amount plus the accrued service charge becomes the inventory cost of the forfeited collateral that is recovered through the resale operations described below.

     The recovery of the pawn loan amount and accrued service charges, as well as realization of gross profit on sales of inventory, is dependent on U.S. Pawn's initial assessment of the property's estimated resale value. Improper assessment of the resale value of the collateral when extending a pawn loan can result in reduced marketability of the property and resale of the property for an amount less than the pawn loan amount plus accrued service charge.

     Management believes that its profitability is dependent upon, among other factors, its employees' ability to make pawn loans that achieve optimum redemption rates, to be effective sales people and to provide superior customer service. U.S. Pawn provides an incentive compensation plan for its store level employees based on managerial and financial performance.

Resale Operations

     U.S. Pawn sells used goods acquired when a pawn loan is not repaid and new goods purchased from vendors. U.S. Pawn does not provide its customers with warranties on used merchandise purchased from U.S. Pawn. New goods, which historically represent less than 1% of U.S. Pawn's total inventory, consist primarily of accessory merchandise which enhances the marketability of inventory, such as settings for precious stones.

     U.S. Pawn permits customers to purchase inventory on a "lay-away" plan whereby the customer purchases an item by making an initial cash deposit representing a part of the selling price and agrees to make additional, non-interest bearing payments of the balance of the selling price in accordance with a specified schedule. U.S. Pawn then sets aside the lay-away item until the selling price is paid in full. Should the customer fail to make a required payment, the item may be returned to inventory and previous payments forfeited to U.S. Pawn. Revenues derived from layaway plans historically amount to less than 1% of total revenues.

Competition

     U.S. Pawn believes that the primary elements of competition in the pawnshop industry are store location, the ability to loan competitive amounts on items pawned, management of the store level employees and quality customer service. In addition, as the pawnshop industry consolidates, U.S. Pawn believes that the ability to compete effectively will be based on strong management, regional market focus, automated management information systems, and access to capital. Many of U.S. Pawn's competitors have greater financial resources than U.S. Pawn.

     In connection with its lending of money, U.S. Pawn competes with other pawnshops and with certain other financial institutions such as consumer finance companies, which generally lend money on an unsecured as well as on a secured basis. Other lenders may lend money on terms more favorable than U.S. Pawn.

     The pawnshop industry is highly fragmented and U.S. Pawn believes that there are over 10,000 pawnshops in the United States, the great majority of which are managed by independent owner-operators. Some of these independent operators own multiple pawnshops, and a few companies (that are generally regional operators) own more than 50 pawnshops. Including U.S. Pawn, there are five publicly held pawnshop chains of which U.S. Pawn has the fewest pawnshops and the smallest amount of assets, revenues, net worth and personnel. In U.S. Pawn's Colorado market, which comprises 12 of 13 U.S. Pawn locations, there are approximately 180 competitor pawnshops including 24 pawnshops operated by another publicly held pawnshop chain, 16 of which are in the Denver metropolitan area. To U.S. Pawn's knowledge, there are no other pawnshop operators based in Colorado that operate more pawnshops than U.S. Pawn.

     In connection with its resale of tangible personal property, U.S. Pawn competes with numerous retail and wholesale stores, including jewelry shops, gun stores, discount stores, consumer electronics stores and other pawnshops. U.S. Pawn encounters significant competition in all aspects of its business.

Regulation

     U.S. Pawn's pawnshop operations are subject to extensive regulation, supervision and licensing under various federal, state and local statutes, ordinances and regulations in the markets in which it operates. Set forth below is a summary of the various regulations applicable to U.S. Pawn's operations.

     Colorado. In Colorado pawnshops must be licensed by the city in which the pawnshop is located, as well as by the state. Maximum allowable service charge rates may be set by both city ordinance, as well as state statute. Pawnshop licenses may be revoked by state or local authorities for certain defined improper conduct. For instance, under Colorado state law, a pawnbroker, may not accept a pledge from a person under the age of 18 years; make any agreement requiring the personal liability of the customer; accept any waiver of any right or protection accorded to a pledgor under Colorado state law; fail to exercise reasonable care to protect pledged goods from loss or damage; fail to return pledged goods to a pledgor upon payment of the full amount due; make any charge for insurance in connection with a pawn transaction; enter into any pawn transaction that has a maturity date of more than 90 days; display for sale in storefront windows or sidewalk display cases, pistols, swords, canes, blackjacks or similar weapons; or purchase used or second hand personal property unless a record is established containing the name, address and identification of the seller, a complete description of the property, including serial number, and a signed statement that the seller has the right to sell the property. Under applicable state law, the maximum allowable pawn service charges for Colorado pawn loans are 240% annually for pawn loans under $50 and 120% annually for pawn loans of $50 and over. Local municipalities in which U.S. Pawn operates may also regulate pawn service charges within their jurisdictions. The City and County of Denver is the only Colorado municipality in which U.S. Pawn operates that deviates from the Colorado statute pertaining to pawn service charges. The maximum allowable pawn service charges for Denver pawn loans are 120% annually.

     Wyoming. In Wyoming pawnshops must be licensed by the city in which the pawnshop is located, as well as by the state. Maximum allowable service charge rates may be set by both city ordinance, as well as state statute. Pawnshop licenses may be revoked by state or local authorities for certain defined improper conduct. For instance, under Wyoming state law, a pawnbroker may not accept a pledge from a person under the age of 18 years; make any agreement requiring the personal liability of the customer; accept any waiver of any right or protection accorded to a pledgor under Wyoming state law; fail to exercise reasonable care to protect pledged goods from loss or damage; fail to return pledged goods to a pledgor upon payment of the full amount due; make any charge for insurance in connection with a pawn transaction; enter into any pawn transaction that has a maturity date of more than 120 days or less than two months from the transaction date; fail to disclose information concerning the pawn transaction to its customers pursuant to applicable provisions of Federal Regulation Z of the Truth in Lending Act and the Wyoming Uniform Consumer Credit Code; fail to display in a conspicuous place on its premises the days and hours during which a redemption may be made; engage in false or misleading advertising concerning the terms or conditions of credit with respect to a pawn transaction; or purchase used or second hand personal property unless a record is established containing the name, address, accurate description and identification of the seller, a complete description of the property, including serial number, and a signed statement that the seller has the right to sell the property. Under applicable state law, the maximum allowable pawn service charges for Wyoming, pawn loans are 240% annually and the amount lent in any one pawn transaction to any one customer may not exceed $3,000. Local municipalities in which U.S. Pawn operates may also regulate pawn service charges within their jurisdictions. The City of Cheyenne, where U.S. Pawn's Wyoming pawnshop is located, deviates from the Wyoming statute pertaining to pawn service charges. The maximum allowable pawn service charges for Cheyenne pawn loans are set forth below:


                                        On That Part of
                 Maximum            Unpaid Principal Balance
               Annual Rate             Which is Between
          -------------------    -----------------------------
                 240%                   $    0 to $  200
                 120%                   $  200 to $  400
                  60%                   $  400 to $1,000
                  18%                   $1,000 to $3,000

     Firearms. All U.S. Pawn's pawnshops must comply with federal regulations promulgated by the Department of the Treasury, Bureau of Alcohol, Tobacco and Firearms which require, among other things, each pawnshop dealing in guns to maintain a permanent written record of all guns received or disposed. During Fiscal 1994, U.S. Pawn implemented procedures which comply with all rules and regulations promulgated by federal, state and local authorities under the Brady Handgun Violence Prevention Act of 1993 (the "Brady Bill") which requires, among other things, a background investigation of any person purchasing or redeeming a handgun prior to completion of the transaction. U.S. Pawn does not sell or deal in ammunition for firearms. As a matter of policy, U.S. Pawn does not sell handguns to the general public in any of its stores operating in the Denver Colorado metropolitan area (the "Denver Area"). In October 1998, U.S. Pawn discontinued accepting handguns as collateral for pawn loans in the Denver area stores.

     In order to avoid the acquisition of stolen merchandise, all U.S. Pawn's pawnshops voluntarily or pursuant to municipal ordinance provide the local police department with daily copies of all transactions involving pawn loans and over-the-counter purchases. These daily transaction reports are designed to provide the police with a detailed description of the merchandise including serial numbers, if any, and the name and address of the owner obtained from a valid identification card. A copy of the pawn ticket is provided to local law enforcement agencies for processing by the National Crime Investigative Computer to determine rightful ownership. Goods held to secure pawn loans or goods purchased which are determined to belong to an owner other than the pledgor or seller are subject to recovery by the rightful owner upon application to the police department and satisfactory evidence of ownership. In connection with pawnshops acquired by U.S. Pawn, there is a risk that acquired merchandise may be subject to claims of rightful owners. Historically, U.S. Pawn has not experienced a material number of rightful owner claims.

     U.S. Pawn has experienced no material losses by theft or casualty. U.S. Pawn maintains liability and casualty insurance and insurance against employee theft at each of its pawnshop locations. U.S. Pawn does not maintain insurance against robbery and burglary, as the risk of loss does not justify the premium cost of coverage.

Employees

     U.S. Pawn currently employs 56 employees, including its executive officers.

Properties

     U.S. Pawn's executive offices are located at 7215 Lowell Boulevard in Westminster, Colorado pursuant to a five year lease which commenced April 1, 1992 at a monthly rental of $2,800 with two options to renew for five years each. U.S. Pawn believes that its executive office facilities are adequate for its needs in the foreseeable future.

     U.S. Pawn owns the real estate and buildings housing two of its Denver, Colorado pawnshops and currently leases its other pawnshops at monthly rentals between $2,200 and $7,000 on lease terms between three and eight years.

Insurance

     U.S. Pawn maintains liability and casualty insurance and insurance against employee theft at each of the pawnshop locations. In addition, U.S. Pawn does maintains insurance against robbery and burglary.

Litigation

     U.S. Pawn is not a party to any pending or threatened material legal proceedings.

Management

     Current Directors and Executive Officers of U.S. Pawn. The following table sets forth information regarding U.S. Pawn's current executive officers and directors:




                                                                                              Officer or
                                                                                               Director
          Name                    Age                         Office                            Since
-----------------------------   --------      -------------------------------------------    -----------
Charles C. Van Gundy              48         Chief Executive Officer, President and
                                             Chief Financial Officer                          1994

Jack Skidell(1)(2)                57         Director                                         1997

Gary A. Agron(1)(2)               55         Director                                         1989

Ross L. Murphy(1)(2)              48         Director                                         1998

Ronald A. Mitola                  45         Vice President of Operations and Secretary       1997

------------------------------
(1)  Member of the Audit Committee

(2) Member of the Compensation Committee

     The Board of Directors is divided into three classes with the term of each class staggered. At each annual meeting of the shareholders of U.S. Pawn successors of the class of directors whose term expires at that annual meeting are elected for a three-year term. Any director elected to fill a vacancy or newly created directorship resulting from an increase in the authorized number of directors holds office for a term that coincides with the remaining term of that class.

     The Audit Committee, composed of Messrs. Skidell, Agron and Murphy, makes recommendations concerning the engagement of the independent auditors, reviews with the auditors the plans and results of the audit engagement, approves professional services provided by the auditors, reviews the independence of the auditors, and reviews the adequacy of U.S. Pawn's internal accounting controls.

     The Compensation Committee, composed of Messrs. Skidell, Agron and Murphy, determines compensation for U.S. Pawn's executive officers and administers any stock option or incentive compensation plan established by U.S. Pawn.

Executive Compensation

     The following tables set forth compensation with respect to the Chief Executive Officer of U.S. Pawn for the fiscal years indicated in each table:

                          SUMMARY COMPENSATION TABLE


                                                  Fiscal                        Other           Long-Term Compensation
               Name and Position                   Year         Salary       Compensation          Stock Options(#)
---------------------------------------------    ---------    ----------    --------------     -------------------------
Charles C. Van Gundy(1), President, Chief           1999       $150,000           -0-                 100,000
 Executive Officer, Chief Financial Officer and     1998        150,000           -0-                     -0-
 Secretary                                          1997        125,000           -0-                  87,500

-------------------------------
(1) Mr. Van Gundy was elected President and Chief Executive Officer on October 29, 1997. Prior to October 29, 1997, Mr. Van Gundy served as U.S. Pawn's Chief Financial Officer and Secretary.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                            Total       % of                           Potential Realizable Value at
                                           Granted      Price          Exercise        Assumed annual Rates of Stock
                              Options     in Fiscal   per Share       Expiration       Price Appreciation for Option
           Name               Granted       Year        ($/Sh)           Date                     Term
------------------------   ------------   ---------   ----------     ------------     -------------------------------
                                                                                                5%($)     10%($)
                                                                                                ----      -----
Charles C. Van Gundy         100,000         77%         $1.38         01-03-09               $86,787   $219,936

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                                                                           Value of Unexercised
                                Shares Acquired          Value             Number of Unexercised         In-the-Money Options at
           Name                  on Exercise(#)      Realized($)(1)      Options At Fiscal Year End        Fiscal Year End(2)
-----------------------      --------------------  -------------------  -----------------------------  -----------------------------
                                                                        Exercisable    Unexercisable   Exercisable    Unexercisable
                                                                        ------------- --------------   ------------  ---------------
Charles C. Van Gundy                   -0-               $-0-              216,750          -0-          $10,500           $-0-

------------------------------
(1) Represents the difference, if any, between the market value of U.S. Pawn's Common Stock at exercise and the exercise price of the options.
(2) Represents the difference, if any, between the market value of U.S. Pawn's Common Stock on December 31, 1999 and the exercise price of the options.

Employment Agreements, Termination of Employment and Change-in-Control Arrangements

     In October, 1997, U.S. Pawn and Mr. Van Gundy entered into an employment agreement that was to be effective through December 31, 2000. However, as a result of the proposed Merger with U.S. Remodelers, a new employment agreement was entered into to be effective through the earlier of the Merger Closing Date and March 31, 2001 and which provided for: (a) a salary of $12,500 per month;
(b) a bonus of $50,000 if the Merger closes by December 31, 2000 with an additional bonus of $25,000 prorated between January 1, 2001 and March 31, 2001 if the Merger closes by March 31, 2001; and (c) stock options to Mr. Van Gundy exercisable through December 31, 2002.

     In March, 1998, U.S. Pawn and Mr. Mitola entered into an employment agreement that was to be effective through December 31, 2001. However, as a result of the proposed Merger with U.S. Remodelers, U.S. Pawn entered into a severance agreement with Mr. Mitola which provided for a lump sum payment of $66,446 payable approximately $6,000 per month with the balance due if the Merger is closed by March 31, 2001. Stock options issued to Mr. Mitola under the prior employment agreement are exercisable through December 31,2002.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information as of the Record Date concerning stock ownership of U.S. Pawn's Common Stock by each director and officer, by all persons who hold of record or are known by U.S. Pawn to hold beneficially of record 5% or more of the outstanding shares of U.S. Pawn Common Stock and by all directors and officers as a group.

     Except as otherwise noted, the persons named in the table own the shares beneficially and of record and have sole voting and investment power with respect to all shares of Common Stock shown as owned by them, subject to community property laws, where applicable. The table also reflects all shares of Common Stock which each individual has the right to acquire within 60 days from the date hereof upon exercise of stock options or common stock purchase warrants.


                                                                Shareholdings
             Name and Address                              Number            Percent
----------------------------------------------        -----------------  -------------
     Charles C. Van Gundy(1)                               246,750             5.9%
     7215 Lowell Blvd
     Westminster, CO 80030

     Jack Skidell(2)                                        99,469             2.5%
     500 N. Broadway # 159
     Jericho, NY 11753

     Gary A. Agron(3)                                       36,500             0.9%
     5445 DTC Parkway, Suite 520
     Englewood, CO 80111

     Ross L. Murphy(4)                                      17,500             0.4%
     3923 S. McClintock Drive #410
     Tempe, AZ 85282

     Ronald A. Mitola(5)                                    90,000             2.4%
     7215 Lowell Blvd.
     Westminster, CO 80030

     Rodney W. Smith                                       356,225             8.5%
     P.O. Box 7022

     Tyler, TX 75711

     All officers and directors as a group (five in                     490,219          12.1%
     number)(1)(2)(3)(4)(5)

------------------------------
(1) Includes currently exercisable stock options to purchase 1,250 shares at $5.13 per share until January 20, 2002, 20,000 shares at $2.06 per share until March 24, 2005, 8,000 shares at $1.70 per share until December 28, 2005, 12,500 shares at $4.38 per share until January 17, 2007, 75,000 shares at $3.24 per share until October 29, 2007 and 100,000 shares at $1.38 per share until January 1, 2009.
(2) Includes currently exercisable stock options to purchase 12,500 shares at $3.24 per share until October 29, 2007 and 10,000 shares at $2.63 per share until July 1, 2009.
(3) Includes currently exercisable stock options to purchase 12,500 shares at $2.00 per share until October 23, 2000, 8,000 shares at $1.70 per share until December 28, 2005 and 10,000 shares at $2.63 per share until July 1, 2009.
(4) Includes currently exercisable stock options to purchase 12,500 shares at $2.39 per share until August 13, 2008 and 5,000 shares at $2.63 per share until July 1, 2009.
(5) Includes currently exercisable stock options to purchase 20,000 shares at $2.06 per share until March 24, 2005, 40,000 shares at $3.50 per share until March 4, 2008 and 30,000 shares at $1.38 per share until January 1, 2009.

Description of Capital Stock

     Authorized and Outstanding Capital Stock. U.S. Pawn's Articles of Incorporation authorize the Board of Directors of U.S. Pawn to issue 30,000,000 shares of Common Stock, no par value per share, and 1,000,000 shares of Preferred Stock, par value $10.00 per share, in one or more series or classes and to determine the rights, powers, preferences, limitations and restrictions of such series or class. The Board of Directors has designated 37,800 shares of Preferred Stock as Series A Redeemable Preferred Stock, the terms of which are discussed below.

     Common Stock. Under the Articles of Incorporation, holders of Common Stock are entitled to receive such dividends as may be legally declared by the Board of Directors. Each holder of Common Stock is entitled to one vote for each share held of record on all matters submitted to a vote of shareholders, including the election of directors. There is no right to cumulate votes in the election of directors. Holders of Common Stock have no preemptive or redemption rights and have no right to convert their Common Stock into any other securities. Upon liquidation, dissolution or winding up of U.S. Pawn, holders of Common Stock will be entitled to share ratably in the net assets of U.S. Pawn available for distribution to common shareholders. The rights of the holders of the Common Stock are subject to the rights of certain classes of Preferred Stock (discussed below) and such other rights as the Board of Directors may hereafter confer on the holders of Preferred Stock; accordingly such rights conferred on holders of any additional shares of Preferred Stock that may be issued in the future under the Articles of Incorporation may adversely affect the rights of holders of the Common Stock. All of the outstanding shares of Common Stock are fully paid and non-assessable. On the Record Date, there were 3,327,785 shares of Common Stock outstanding.

     Preferred Stock. The Preferred Stock may, without action by the shareholders of U.S. Pawn, be issued by the Board of Directors from time to time, in one or more series for such consideration and with such relative rights, privileges and preferences as the Board of Directors may determine. Accordingly, the Board of Directors has the power to fix the dividend rate and to establish the provisions, if any, relating to voting rights, redemption rate, sinking fund, liquidation preferences and conversion rights for any series of Preferred Stock issued in the future.

          Series A Redeemable Preferred Stock.  On December 18, 1988, the Board
          -----------------------------------
of Directors approved the issuance of 37,800 shares of $10.00 par value
Series A Redeemable Preferred Stock of U.S. Pawn (the "Series A Preferred"). Holders of Series A Preferred are entitled to receive dividends of 9.5% per annum on the par value. Dividends are cumulative from the date of issuance. The Series A Preferred is redeemable for $10.00 per share at the option of U.S. Pawn at any time, in whole or in part, for cash on at least 30 days notice. The holders of the Series A Preferred have no voting rights except as otherwise required by the CBCA and applicable law and have no preemptive or other rights to subscribe for any other shares or securities.

     Options.

          Stock Option Plans. U.S. Pawn has an aggregate of 543,167 stock
          ------------------
options issued and outstanding under four stock option plans with exercise prices ranging from $0.86 per share to $5.13 per share that are exercisable through June 13, 2010.

          Conversion of U.S. Remodelers Options.  As part of the Merger and as
          -------------------------------------
more fully discussed in Proposal 6 of this Proxy Statement, outstanding options for U.S. Remodelers's Common Stock issued under the U.S. Remodelers Amended and Restated 1998 Stock Option Plan and outstanding at the Effective Time will be converted to similar options to purchase U.S. Pawn's Common Stock at the same exercise price and for the same number of shares as such options were provided under the U.S. Remodelers Amended and Restated 1998 Stock Option Plan.

                  SELECTED FINANCIAL DATA OF U.S. REMODELERS

     The following table presents summary financial data of U.S. Remodelers on a consolidated basis as of the three-month and nine-month periods ended September 30, 2000 and 1999, and for the years ended December 31, 1999, 1998 and 1997, respectively. This information has been derived from U.S. Remodelers' audited financial statements for the periods ended December 31, 1999, 1998 and 1997 and its unaudited financial statements for the three-months and nine-months periods ended September 30, 2000 and 1999, respectively. The summary financial information should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations of U.S. Remodelers" and U.S. Remodelers' consolidated financial statements and the notes thereto.


Selected Statement of Operations Data:                              Three-Months Ended              Nine-Months Ended
(in thousands except per share data)                                  September 30,                   September 30,
                                                               -------------------------       --------------------------
                                                                   2000          1999            2000             1999
                                                               ------------  -----------       ---------       ----------
Contract revenues and fee income                               $    9,153    $    8,957        $   28,625      $   23,406
Cost of goods sold                                                  4,077         3,868            13,018          10,228
Operating expenses                                                  4,486         4,937            13,561          13,789
Income (loss) from operations                                         590           152             2,046            (611)
Other expenses, net                                                     -           (72)              (96)           (209)
Income taxes                                                          255             -               335              14
Net income (loss)                                                     335            80             1,615            (834)
Net income (loss) per weighted-average shares of               $      .10    $      .03        $      .47      $     (.37)
  common stock outstanding - basic and diluted
Number of weighted-average shares of common stock               3,333,333     2,500,000         3,333,333       2,500,000
   outstanding


Selected Statement of Operations Data:                           Year Ended             Year Ended          Year Ended
(in thousands except per share data)                             December 31,          December 31,         December 31,
                                                               ---------------      -----------------     ----------------
                                                                     1999                 1998                 1997
                                                               ---------------      -----------------     ----------------
Contract revenues and fee income                                     $   33,036          $   28,914          $   16,172
Cost of goods sold                                                       14,602              12,068               6,454
Operating expenses                                                       17,834              16,523              11,003
Income (loss) from operations                                               600                 323              (1,285)
Other expenses, net                                                        (289)               (293)               (157)
Net income (loss)                                                           292                (479)             (1,447)
Net income (loss) per weighted-average share of                      $      .07          $     (.25)         $     (.75)
  common stock outstanding-basic and diluted
Number of weighted-average shares of common                           2,682,648           2,488,588           1,911,040
  stock outstanding


Selected Balance Sheet Data:                                                              September 30,       December 31,
                                                                                              2000                1999
                                                                                         --------------      --------------
Current assets                                                                                  $5,114              $4,572
Total assets                                                                                     7,060               6,799
Current liabilities                                                                              3,730               3,533
Series A Preferred Stock (Redeemable)                                                              560                 720
Stockholders' equity                                                                             1,825                 263

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                 AND RESULTS OF OPERATIONS OF U.S. REMODELERS

     The following is a discussion and analysis of the financial condition and results of operations of U.S. Remodelers and should be read in conjunction with the financial statements of U.S. Remodelers and the related notes thereto.

     This section includes forward-looking statements which reflect U.S. Remodelers management's current views with respect to future operating performance and ongoing cash requirements. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or those anticipated. Factors that could cause or contribute to such differences include, but are not specifically limited to: U.S. Remodelers' ability to generate a sufficient quantity of prospective customer leads; U.S. Remodelers' ability to retain its sales staffing levels; U.S. Remodelers' ability to recruit contractors to complete installations of sales orders; changes in the economic conditions of the various markets served by U.S. Remodelers; and U.S. Remodelers' ability to effectively manage growth and expand its product offerings to include other home improvement products. Readers are cautioned not to place undue reliance on these forward-looking statements.

General

     U.S. Remodelers is engaged, through direct consumer marketing, in the design, manufacture, sale and installation of custom quality specialty home improvement products. U.S. Remodelers presently operates in 13 major metropolitan markets in the United States. U.S. Remodelers conducts a substantial portion of its direct consumer marketing under the trademark and service marks "CENTURY 21 Cabinet Refacing" and "CENTURY 21 Home Improvements." U.S. Remodelers also markets under the name "Facelifters(TM)."

     U.S. Remodelers was organized on January 23, 1997 under the laws of the State of Delaware. On November 23, 1997, U.S. Remodelers purchased certain assets of Reunion Home Services, Inc. and Kitchen Masters, Inc. (collectively, "Reunion"), manufacturers, marketers and installers of kitchen cabinet refacing products and kitchen cabinet doors.

     U.S. Remodelers recognizes revenue upon completion of each home improvement contract. In its customary installation cycle, new sales orders are completed in approximately 55 days from the date of sale. Approximately 65% of its customers finance their home improvement project with third party lenders. Ordinarily, in connection with sales that are financed, U.S. Remodelers receives payment approximately five to ten days after the completion of installation. U.S. Remodelers manufactures new cabinet doors, drawer fronts, counter tops, and replacement cabinets.

     To assist in understanding U.S. Remodelers' operating results, the following table indicates the percentage relationship of various income and expense items included in the Statement of Operations for the three-month and nine- month periods ended September 30, 2000 and 1999 respectively, and for the years ended December 31, 1999 and 1998 respectively. The business of U.S. Remodelers is characterized by the need to continuously generate prospective customer leads, and in that respect, marketing and selling expenses constitute a substantial portion of the overall expense of U.S. Remodelers.

                                   ---------------------------------------------------------------------
                                                  Three-Month Period               Nine-Month Period
                                                  Ended September 30,             Ended September 30,
                                   ---------------------------------------------------------------------
                                                 2000            1999            2000            1999
Contract revenue and fee income                 100.0%          100.0%          100.0%          100.0%
Cost of goods sold                               44.5            43.2            45.5            43.7
Gross profit                                     55.5            56.8            54.5            56.3
Operating expenses:
   Branch operating                               3.6             3.9             3.7             4.6
   Sales and marketing                           35.3            42.7            34.0            44.5
   License fees                                   2.4             1.7             2.0             1.6
   General and administrative                     7.8             6.8             7.7             8.2

Operating income (loss)                        6.4        1.7         7.1         (2.6)
Other income (expense), net                      -        (.8)        (.3)         (.9)
Income (loss) before income taxes              6.4         .9         6.8         (3.5)
Income tax                                     2.8          -         1.2           .1
Net income (loss)                              3.6         .9         5.6         (3.6)

                                                --------------------------------------------
                                                           Year Ended December 31,
                                                --------------------------------------------
                                                                    1999             1998
Contract revenue and fee income                                    100.0%            100.0%
Cost of goods sold                                                  44.2              41.7
Gross profit                                                        55.8              58.3
Operating expenses:
  Branch operating                                                   4.4               5.5
  Sales and marketing                                               40.4              40.5
  License fees                                                       1.6               1.6
  General and administrative                                         7.6               9.6
Operating income (loss)                                              1.8               1.1
Other income (expense), net                                          (.9)             (1.0)
Aborted stock offering costs                                           -               1.7
Income (loss) before income taxes                                     .9              (1.6)
Income tax                                                                              .1
                                                                   -----
Net income (loss)                                                     .9              (1.7)

Results of Operations

     Comparison of three-month period ended September 30, 2000 to the three-
     -----------------------------------------------------------------------
month period ended September 30, 1999. Contract revenues and fee income were
-------------------------------------
$9,153,000 for the three-month period ended September 30, 2000 as compared to $8,957,000 in the prior year three-month period. The increase in contract revenues is principally due to a higher product mix of higher priced components in the kitchen cabinet refacing product line, and an increase in general price levels as compared to the prior year period. Fee income was $56,000 and $50,000 for three months ended September 30, 2000 and 1999, respectively.

     In U.S. Remodelers' customary installation cycle, new sales orders are completed in approximately 55 days from the date of sale. New customer orders were $9,101,000 during the three-month period ended September 30, 2000 as compared to $9,793,000 in the prior year three-month period. U.S. Remodelers experienced a decline in the number of its sales representatives in the second quarter period ended June 30, 2000. U.S. Remodelers did not timely increase its sales staffing to its former level and consequently the generation of new sales orders in the three-month period ended September 30, 2000 was adversely impacted. U.S. Remodelers hired a full-time sales recruiter during the period and expects to increase its sales staffing to its former level. While new sales orders were adversely effected in the three- month period ended September 30, 2000, U.S. Remodelers expects its contract revenues for the year ended December 31, 2000 will exceed contract revenues in the year ended December 31, 1999. Order backlog was $5,974,000 at September 30, 2000 as compared to $7,887,000 at September 30, 1999 and $5,193,000 at December 31, 1999.

     Gross profit for the three-month period ended September 30, 2000 was approximately $5,076,000 or 55.5% of revenues as compared to $5,089,000 or 56.8% of revenues in the prior year three-month period. The decline in gross profit margin is primarily due to the mix of products installed and increases in raw materials and installation labor costs.

     Operating expenses declined approximately 9.1 % in the three-month period ended September 30, 2000 as compared to the three-month period ended September 30, 1999. Operating expenses were $4,486,000, or 49.1 % of revenues in the three-month period ended September 30, 2000 as compared to $4,937,000, or 55.1% of revenues in the prior year three-month period. Operating expenses consist of branch operating expenses, sales and marketing expenses, license fees and general and administrative expenses.

     Branch operating expenses were approximately $331,000, or 3.6% of revenues for the three-month period ended September 30, 2000 as compared to $350,000, or 3.9% of revenues in the prior year three-month period. Branch operating expenses, which include costs associated with each of U.S. Remodelers' local branch facilities including rent, telecommunications, and branch administration salaries and supplies, are primarily fixed in nature, and, as such, decreased as a percentage of revenues principally due to the higher revenue and fee income during the period.

     The business of U.S. Remodelers is characterized by the need to continuously generate prospective customer leads, and in this respect, marketing and selling expenses constitute a substantial portion of the overall expense of its operations. In its normal operating cycle, marketing costs, which are expensed as incurred, can precede the completion of sales orders by up to three months. However, the securing of sales orders is generally concurrent with marketing expenditures. In this respect, marketing expenses were approximately $1,765,000, or 19% of contract revenues for the three-month period ended September 30, 2000 as compared to $2,248,000, or 25% of contract revenues in the prior year three-month period, and were 19% and 23% of new sales orders respectively. The reduction of marketing expenses as a percentage of new sales orders is principally due to a higher marketing mix of appointments generated from U.S. Remodelers' call-center, which typically are less costly as compared to other marketing media. In addition, U.S. Remodelers made adjustments in its television and print media marketing efforts that, in the aggregate, resulted in an 18% reduction in the marketing cost per appointment as compared to the prior year period.

     Sales expenses, which consist primarily of commissions, sales manager salaries, travel and recruiting expenses, were $1,460,000, or 16% of contract revenues in the three-month period ended September 30, 2000, as compared to $1,574,000 or 18% of contract revenues in the prior year three-month period. The decrease in the dollar amount of sales expenses is largely the result of reduced sales management overhead and lower sales recruiting expenditures. In the prior year period, U.S. Remodelers added sales management in certain of its branches to facilitate the growth of its replacement window product sales. Subsequently, U.S. Remodelers eliminated these positions and returned to its prior sales management structure. Sales expenses as a percentage of revenues declined due to lower fixed selling expenses combined with a higher revenue base.

     License fees increased to $220,000, or 2.4% of revenues in the three-month period ended September 30,2000 from $154,000, or 1.7% of revenues in the prior year three-month period. The increase in license fees is due to the mix of U.S. Remodelers' business sold under the Century 21-license agreement as compared to that sold under the Facelifters brand name, and an increase in the license fee rate which became effective April 1, 2000.

     General and administrative expenses were approximately $710,000 or 7.8% of revenues in the three-month period ended September 30, 2000 as compared to $611,000 or 6.8% of revenues in the prior year three-month period. The increase in general and administrative expenses is largely due to higher salaries and bonuses over the prior year. U.S. Remodelers expects to continue its efforts in the overall expansion of its business base and will continue to emphasize control of operating expenses, as well as a reduction of these expenses as a percentage of revenue.

     For the three-month period ended September 30, 2000, U.S. Remodelers provided a tax provision based upon management's estimate of the effective tax rate for the year ended December 31, 2000 which includes the expected tax benefit associated with the realization of U.S. Remodelers' net operating loss carryforward.

     Comparison of nine-month period ended September 30, 2000 to the nine-month
     --------------------------------------------------------------------------
period ended September 30, 1999. Contract revenues and fee income were
-------------------------------
$28,625,000 for the nine-month period ended September 30, 2000, an increase of 22% from $23,406,000 in the prior year nine-month period. The increase in contract revenues reflects a combination of increased new sales order volume, a higher product mix of higher priced components in its kitchen cabinet refacing product line, an increase in general price levels, and improvement in manufacturing and installation efficiencies as compared to the prior year period. Fee income was $204,000 and $118,000 for the nine-month period ended September 30, 2000 and 1999, respectively.

     In U.S. Remodelers' customary installation cycle, new sales orders are completed in approximately 55 days from the date of sale. New sales orders were approximately $29,202,000 in the nine-month period ended September 30, 2000, including $1,306,000 from bathroom remodeling products, a product line which U.S. Remodelers introduced in February 2000, as compared to $27,550,000 for the prior year nine-month period. However, U.S. Remodelers experienced a decline in the number of its sales representatives and consequently the generation of new sales orders in the nine-month period ended September 30, 2000 was adversely impacted. U.S. Remodelers hired a full-time sales recruiter during the period and expects to increase its sales staffing to its former level. While new sales orders were adversely effected in the nine-month period ended September 30, 2000, U.S. Remodelers expects its contract revenues for the year ended December 31, 2000 will exceed contract revenues in the year ended December 31, 1999. Order backlog was $5,974,000 at September 30, 2000 as compared to $7,887,000 at September 30, 1999 and $5,193,000 at December 31, 1999.

     Gross profit for the nine-month period ended September 30, 2000 was approximately $15,607,000 or 54.5% of revenues as compared to $13,178,000 or 56.3% of revenues in the prior year nine-month period. The decline in gross profit margin as a percentage of revenues is primarily due to mix of products installed and higher materials and installation labor costs. In February 2000, U.S. Remodelers introduced its bathroom remodeling product line. Bathroom remodeling products typically have a lower gross profit margin than other products offered by U.S. Remodelers. As a result of the newness of the bathroom product line, U.S. Remodelers had initially experienced installation difficulties and higher material usage of its bathroom products. U.S. Remodelers subsequently implemented certain installation programs resulting in improvement in the gross profit margins on bathroom products. In addition, U.S. Remodelers has experienced increases in certain raw materials and installation labor costs. U.S. Remodelers utilizes contractors to complete installations and has experienced increases in contractor labor rates resulting from competitive pressures which management attributes to strong economic conditions and low unemployment levels in the markets in which it operates. Management has initiated certain manufacturing and installation programs, as well as sales price level changes, to improve its gross profit margin.

     Operating expenses were $13,561,000, or 47.4% of revenues in the nine-month period ended September 30, 2000 as compared to $13,789,000, or 58.9% of revenues in the prior year nine-month period. Operating expenses consist of branch operating expenses, sales and marketing expenses, license fees and general and administrative expenses,

     Branch operating expenses were approximately $1,065,000, or 3.7% of revenues for the nine-month period ended September 30, 2000 as compared to $1,081,000, or 4.6% of revenues in the prior year nine-month period. Branch operating expenses, which include costs associated with each of U.S. Remodelers' local branch facilities including rent, telecommunications, branch administration salaries and supplies, are primarily fixed in nature, and, as such, decreased as a percentage of revenues due to higher volume of installations during the period.

     The business of U.S. Remodelers is characterized by the need to continuously generate prospective customer leads, and in this respect, marketing and selling expenses constitute a substantial portion of the overall operating expense. In its normal operating cycle, marketing costs, which are expensed as incurred, can precede the completion of sales orders by up to three months. However, the securing of sales orders is generally concurrent with marketing expenditures. In this respect, marketing expenses were approximately $5,159,000, or 18% of contract revenues for the nine-month period ended September 30, 2000 as compared to $6,208,000, or 27% in the prior year nine-month period, and were 18% and 23% of new sales orders respectively. The reduction of marketing expenses as a percentage of new sales orders is principally due to adjustments in its television, print media and other marketing efforts, which in the aggregate, resulted in a 19% reduction in the marketing cost per appointment as compared to the prior year period.

     Sales expenses, which consist primarily of commissions, sales manager salaries, travel and recruiting expenses, were $4,577,000, or 16% of contract revenues in the nine-month period ended September 30, 2000, as compared to $4,198,000 or 18% of contract revenues in the prior year nine-month period. The increase in the dollar amount of sales expenses is largely the result of sales commissions on higher revenues, offset by reduced sales management overhead. In the prior year period, U.S. Remodelers added sales management in certain of its branches to facilitate the growth of its replacement window product sales. Subsequently, U.S. Remodelers eliminated these positions and returned to its prior sales management structure. Sales expenses as a percentage of revenues declined due to lower fixed selling expenses combined with a higher revenue base.

     License fees increased to $554,000, or 2.0% of revenues in the nine-month period ended September 30,2000 from $379,000, or 1.6% of revenues in the prior year nine-month period. The increase in license fees is due to the mix of U.S. Remodelers' business sold under the Century 2 1 -license agreement as compared to that sold under the Facelifters brand name, and an increase in the license fee rate which became effective April 1, 2000.

     General and administrative expenses were approximately $2,205,000 or 7.7% of revenues in the nine-month period ended September 30, 2000 as compared to $1,923,000 or 8.2% of revenues in the prior year nine-month period. General and administrative expenses declined as a percentage of contract revenues due to higher volume in the current year period. The increase in the dollar amount of general and administrative expenses is largely due to higher salaries and bonuses over the prior year. U.S. Remodelers expects to continue its efforts in the overall expansion of its business base and will continue to emphasize control of operating expenses, as well as a reduction of these expenses as a percentage of revenue.

     Other income (expense) consists primarily of interest expense offset by interest income. As a result of U.S. Remodelers' improved operating performance, it retired certain debt and reduced its interest expense as compared to the prior year period.

     In the period ended September 30, 2000, U.S. Remodelers provided a tax provision based upon management's estimate of the effective tax rate for the year ended December 31, 2000 which includes the expected tax benefit associated with the realization of U.S. Remodelers' net operating loss carryforward.

     Comparison of year ended December 31, 1999 to the year ended December 31,
     -------------------------------------------------------------------------
1998. Contract revenues and fee income were $33,036,000 for the year ended
----
December 31, 1999 as compared to $28,914,000 in the prior year period. The increase in contract revenues principally reflects a higher level of new sales orders which increased approximately 20% from $28,587,000 in the year ended December 31, 1998 to $34,398,000 in the year ended December 31, 1999. Contract revenues from replacement windows, a product line which U.S. Remodelers introduced in January 1999, was $2,468,000. Including replacement windows, the number of unit installations increased 6% over the prior year, and average selling price, which is affected not only by price levels but also by product mix and size of jobs installed, increased approximately 8% from the prior year period. As a result of the higher level of new sales orders, backlog increased from $3,663,000 at December 31, 1998 to $5,194,000 at December 31, 1999. Fee
income was $169,000 and $212,000 for the years ended December 31, 1999 and 1998, respectively.

     Gross profit for the year ended December 31, 1999 was approximately $18,434,000 or 55.8% of revenues as compared to $16,846,000 or 58.3% of revenues in the prior year period. The decline in gross profit margin as a percentage of revenues is primarily due to product mix, and higher manufacturing and installation labor costs. U.S. Remodelers introduced its replacement windows product line in January 1999. Replacement windows typically have a lower gross profit margin than kitchen cabinet refacing products and as a consequence, have the effect of reducing gross profit margin as a percentage of contract revenues. In addition, U.S. Remodelers utilizes contractors to complete installations and has experienced increases in contractor labor rates resulting from competitive pressures which management attributes to strong economic conditions and low unemployment levels in the markets in which it operates. In addition, U.S. Remodelers' manufacturing costs increased for the year ended December 31, 1999, as compared to the prior year period due to lower material yields.

     Operating expenses were $17,834,000, or 54.0% of revenues for the year ended December 31, 1999 as compared to $16,523,000, or 57.2% of revenues in the prior year period. Operating expenses consist of branch operating expenses, sales and marketing expenses, license fees and general and administrative expenses.

     Branch operating expenses were approximately $1,469,000, or 4.4% of revenues for the year ended December 31, 1999 as compared to $1,603,000, or 5.5% of revenues in the prior year period. Branch operating expenses, which include costs associated with each of U.S. Remodelers' local branch facilities including rent, telecommunications, branch administration salaries and supplies, are primarily fixed in nature, and, as such, decreased as a percentage of revenues due to higher volume of installations during the period, and reduced expenses resulting from consolidation of certain branches.

     The business of U.S. Remodelers is characterized by the need to continuously generate prospective customer leads, and in this respect, marketing and selling expenses constitute a substantial portion of the overall expense of U.S. Remodelers. In its normal operating cycle, marketing costs, which are expensed as incurred, can precede the completion of sales orders by up to three months. However, the securing of sales orders is generally concurrent with marketing expenditures. In this respect, marketing expenses were approximately $7,595,000, or 23% of contract revenues for the year ended December 31, 1999 as compared to $6,600,000, or 23% of contract revenues in the prior year, and were 22%
and 23% of new sales orders respectively. The reduction of marketing expenses as a percentage of new sales orders is due to increases in sales efficiencies and reduced marketing costs per customer appointment resulting largely from media mix adjustments. However, in connection with U.S. Remodelers' introduction of replacement windows products in January 1999, U.S. Remodelers' initial advertising promotion did not generate the expected level of new sales orders. Consequently, marketing expenses as a percentage of new orders for the year ended December 31, 1999 was adversely effected.

     Sales expenses, which consist primarily of commissions, sales manager salaries, travel and recruiting expenses, were $5,747,000, or 17.5% of contract revenues in the year ended December 31, 1999, as compared to $5,107,000 or 17.8% of contract revenues in the prior year period. The increase in the dollar amount of sales expenses is largely the result of commissions on higher revenues, higher sales recruiting expenses and higher sales management overhead in connection with the introduction of U.S. Remodelers' replacement window products.

     General and administrative expenses were approximately $2,495,000 or 7.6% of revenues for the year ended December 31, 1999 as compared to $2,772,000 or 9.6% of revenues in the prior year period. General and administrative expenses declined as a percentage of contract revenues due to higher volume in the current year period, as well as reduced expenditures during the period. U.S. Remodelers expects to continue its efforts in the overall expansion of its business base and will continue to emphasize control of operating expenses, as well as a reduction of these expenses as a percentage of revenue.

Liquidity and Capital Resources

     U.S. Remodelers has historically financed its liquidity needs through a variety of sources including proceeds from the sale of common and preferred stock, borrowing under bank credit agreements, loans from its stockholders, and cash flows from operations. At September 30, 2000, U.S. Remodelers had $2,305,000 in cash and borrowing capacity under a revolving credit facility with Frost National Bank ("Frost") in the amount of $600,000.

     In the nine-month period ended September 30, 2000, U.S. Remodelers generated $1,948,000 in cash from operations. U.S. Remodelers utilized $1,090,000 to prepay loans to certain stockholders some of whom are also directors, $213,000 for the redemption of 80,000 shares of the redeemable preferred stock, and dividends on such securities pursuant to the terms of the redeemable preferred stock, and approximately $534,000 for the payment of other financing obligations. Capital expenditures, consisting primarily of manufacturing and computer equipment, was $42,000 for the period ended September 30, 2000 and is not expected to exceed $60,000 for year ended December 31, 2000.

     In April 2000, U.S. Remodelers entered into a loan agreement with Frost consisting of a $516,666 term loan, and a $600,000 revolving credit facility. Proceeds from the Frost term loan were used to retire a term loan of equal amount payable to Finova Capital Corporation. Concurrent with the refinancing, U.S. Remodelers utilized internally generated funds to retire the balance due on a revolving credit facility with Finova Capital Corporation. Principal payments under the Frost term loan consist of sixty (60) equal monthly payments of $8,611 through April 1, 2005, Borrowings and required payments under the Frost revolving credit facility are based upon an asset formula involving accounts receivable and inventory. The Frost revolving credit facility terminates July 1, 2001 at which time the principal and any accrued but unpaid interest is due and payable. At September 30, 2000, U.S. Remodelers had no outstanding borrowings under the Frost Revolving Credit Facility and, based upon the terms of the agreement, had a borrowing capacity of $600,000.

     The Frost loan agreement contains both financial and non-financial covenants. The non-financial covenants require U.S. Remodelers to receive prior written consent from the lender before U.S. Remodelers guarantees or incurs any additional indebtedness, or merges or consolidates with any entity. Financial covenants require U.S. Remodelers to maintain a Debt Service Coverage Ratio of not less than 1.25, and a Funded Debt to Cash Flow Ratio of not more than 2.50. At September 30, 2000, U.S. Remodelers is in compliance with the covenants under the Frost Loan Agreement.

     Interest on both the Frost Term Loan and the Frost Revolving Credit Facility is payable monthly at 1.50 and 1.00 percentage points above the Prime Rate, respectively.

     Cash generated from operations was $836,000 and $41,000 for the years ended December 31, 1999 and 1998, respectively. In January 1998 U.S. Remodelers received $350,000 in proceeds from the issuance of promissory notes to certain of its stockholders (the "Short-Term Notes"). In April 1998, U.S. Remodelers received a $700,000 secured term loan from Finova Capital Corporation. The proceeds of the term loan were used to retire the Short-Term Notes and the balance was used for working capital purposes. In addition, in June 1998, U.S. Remodelers entered into a $1.0 million secured revolving credit facility with the same financial institution. As noted above, these obligations were retired in April 2000. On October 12, 1999 U.S. Remodelers issued 833,333 shares of Common Stock in a private transaction to certain directors, officers and employees of U.S. Remodelers for an aggregate consideration of $1,000,000. See "Information About U.S. Remodelers - Certain Relationships and Related Transactions." The proceeds were utilized for general corporate working capital requirements.

     U.S. Remodelers has an agreement with a financial institution which makes financing available to U.S. Remodelers' customers. The customer executes a revolving credit agreement with the lender and the lender pays U.S. Remodelers usually within five to ten days from completion of the job. U.S. Remodelers' risk under the agreement is limited to its normal representations and warranties regarding material and workmanship.

     At September 30, 2000, U.S. Remodelers had cash of approximately $2,305,000, working capital of $1,384,000 and additional borrowing capacity of $600,000 under the Frost revolving credit facility. Based upon current financial resources, including existing lines of credit, U.S. Remodelers believes that it will have sufficient reserves to meet its anticipated working capital needs for the business as currently conducted for the next twelve months. However, U.S. Remodelers anticipates that it will need additional working capital to fund its business strategy including acquisitions. There can be no assurance that additional financing will be available, or if available, that such financing will be on favorable terms. Any such failure to secure additional financing, if needed, could impair U.S. Remodelers' ability to achieve its business strategy. There can be no assurance that U.S. Remodelers will have sufficient funds or successfully achieve its plans to a level that will have a positive effect on its results of operations or financial condition. The ability of U.S. Remodelers to execute its growth strategy is contingent upon sufficient capital as well as other factors, including its ability to further increase consumer awareness of its products by advertising, its ability to consummate acquisitions of complimentary businesses, general economic and industry conditions, its ability to recruit, train and retain a qualified sales staff, and other factors, many of which are beyond the control of U.S. Remodelers. Even if U.S. Remodelers' revenues and earnings grow rapidly, such growth may significantly strain U.S. Remodelers' management and its operational and technical resources. If U.S. Remodelers is successful in obtaining greater market penetration with its products, U.S. Remodelers will be required to deliver increasing volumes of its products to its customers on a timely basis at a reasonable cost to U.S. Remodelers. No assurance can be given that U.S. Remodelers can meet increased product demand or that U.S. Remodelers will be able to satisfy increased production demands on a timely and cost- effective basis. There can be no assurance that U.S. Remodelers' growth strategy will be successful, and if one or more of the component parts of U.S. Remodelers' growth strategy is unsuccessful, there can be no assurance that such lack of success will not have a material adverse effect on U.S. Remodelers' financial condition.

                       INFORMATION ABOUT U.S. REMODELERS

General

     U.S. Remodelers is engaged, through direct consumer marketing, in the design, sales, manufacture and installation of custom quality specialty home improvement products. U.S. Remodelers's current product lines include kitchen cabinet refacing and countertop products utilized in kitchen remodeling, bathroom refacing and related products utilized in bathroom remodeling, and vinyl replacement windows. U.S. Remodelers presently operates sales and installation centers in 13 major metropolitan areas in the United States and manufactures its own cabinet refacing, custom countertops and bathroom cabinetry products in its Virginia-based manufacturing facility.

     U.S. Remodelers conducts a substantial portion of its direct consumer marketing under the trademarks and service marks "CENTURY 21(SM) Cabinet Refacing" and "CENTURY 21(SM) Home Improvements" under license agreements with TM Acquisition Corp. ("TMAC") and HFS Licensing Inc. ("HFS") subject to a master license agreement between Century 21 Real Estate Corporation, TMAC and HFS. The license agreements with TMAC and HFS provide for terms of 10 years, ending in 2007. Both agreements give U.S. Remodelers the right to market, sell and install certain home improvement products in specific geographical territories under the trademark and service mark

"CENTURY 21(SM) Cabinet Refacing" and "CENTURY 21(SM) Rome Improvements". The license agreements provide for the payment of license fees to the licensor based upon a percentage of related contract revenues. U.S. Remodelers also conducts its business under the name "Facelifters(TM)" in certain territories.

     U.S. Remodelers's principal marketing activities are conducted through a variety of media sources including television, direct mail, marriage mail, magazines, newspaper inserts and telemarketing. U.S. Remodelers maintains a call-center in Boca Raton, Florida at which it receives in-bound calls in response to its media advertising and makes outbound calls to selected prospects. Outbound calls are made to homeowners whose demographic profile fall within certain criteria, including age and income of the homeowner, home value, age of home and length of residency. U.S. Remodelers is currently testing the marketing of its products through demonstrators in some Sam's Club stores.

     Kitchen cabinet refacing is a remodeling technique in which existing cabinetry framework is retained but all exposed surfaces are changed. Under U.S. Remodelers's cabinet refacing system, doors, drawers, drawer fronts and drawer boxes are replaced, and all exposed cabinet surfaces are covered with matching laminate. In addition, laminate and solid surface countertops, matching valances, molding, replacement sinks, faucets, cabinet drawer boxes, add-on or replacement cabinets, space organizers, lazy susans and slide-out shelving can be provided by U.S. Remodelers. U.S. Remodelers's bathroom remodeling products include acrylic tub liners and wall surrounds, vanity cabinetry refacing and replacement vanity cabinets, bowls, faucets, commodes and shower doors. U.S. Remodelers purchases vinyl replacement windows and bathroom shower doors, acrylic tub liners and wall surround products from unaffiliated suppliers.

     U.S. Remodelers usually completes an order within 55 days after an agreement is entered into between it and its customer. Once installation commences, installation is usually completed in three to five days as compared to between two to four weeks for traditional remodeling methods.

History of U.S. Remodelers

     U.S. Remodelers was organized on January 23, 1997 under the laws of the State of Delaware, and commenced operations on January 27, 1997 when it leased selected operating assets from Facelifters Home Systems, Inc. ("Facelifters"), a wholly owned subsidiary of AMRE, Inc. (collectively "AMRE"). AMRE, in January 1997, was subject to a Chapter 11 proceeding under the United States Bankruptcy Code. Facelifters had been a manufacturer, marketer and installer of kitchen cabinet refacing products. On April 3, 1997, U.S. Remodelers acquired the assets that it had formerly leased from Facelifters and assumed certain lease obligations related to the equipment and facilities. On November 23, 1997, U.S. Remodelers purchased certain assets and assumed certain liabilities of Reunion Home Services, Inc. and Kitchen Master, Inc. (collectively "Reunion"), manufacturers, marketers and installers of kitchen cabinet refacing products.

Business Strategy

     Industry Overview. According to industry publications, consumers spent an estimated $120 billion on home improvement projects in 1999, a 7% increase from 1998, including $35 billion for kitchen remodeling, $15 billion for bathroom remodeling and $7 billion for replacement windows. Based upon industry publications, management believes that expenditures for home improvements will continue to grow at 5%-7% per annum as a result of: (a) an aging housing inventory in the United States; (b) an expected consistent rate of existing home sales; and (c) aging baby-boomers who are attaining the prime remodeling age. Households in which the homeowners are age 40 or older account for approximately 60% of remodeling projects. U.S. Remodelers principally serves a target group of middle-market customers who customarily spend between $5,000 and $15,000 on their remodeling projects.

     The remodeling industry is highly fragmented, and management believes that there are more than 200,000 companies registered as remodeling businesses nationwide. According to Qualified Remodeler, a leading industry publication, there are fewer than 60 remodeling companies in the industry that generate annual revenues in excess of $10million, and only three companies that generate annual revenues in excess of $100 million.

     U.S. Remodelers competes with numerous contractors in each of its 13 geographic territories, with reputation, price, workmanship and services being the principal competitive factors. U.S. Remodelers also competes against retail chains and home centers, including Sears, Home Depot and Lowes, some of which offer similar products and services directly to consumers or through licensees, or recommend other contractors to complete installations.

     Market Positioning. U.S. Remodelers has principally operated in a niche segment of the kitchen remodeling industry known as cabinet refacing, and U.S. Remodelers believes that it is the largest single seller of cabinet refacing in the United States. U.S. Remodelers added vinyl replacement windows to its product lines in January 1999 and bathroom remodeling products in February 2000. U.S. Remodelers has sales and installation centers located in 13 major metropolitan areas in the United States and manufactures its own cabinet refacing, custom countertops and bathroom cabinetry products in its Virginia-based, 70,000 square feet manufacturing facility.

     U.S. Remodelers provides its customers with a full range of services, including in-home design, professional installation, access to third party financing and post-sale service. U.S. Remodelers currently engages approximately 100 sales professionals and has agreements with over 100 subcontractors for installation and post-sale services. U.S. Remodelers also has agreements with financing providers that offer a convenient means of providing secured and unsecured financing to U.S. Remodelers's customers. Management believes that consumers will increasingly demand the conveniences of professional design, financing, and professional installation from a full service company with a trusted brand name.

     U.S. Remodelers is permitted to market, sell and install kitchen and bathroom remodeling products and replacement windows in specific geographic territories using the service marks and trademarks "CENTURY 21(SM) Cabinet Refacing" and "CENTURY 21(SM) Home Improvements" under license agreements with TMAC and HFS. The license agreements provide U.S. Remodelers with a major national brand name. U.S. Remodelers also conducts its business under the name "FaceliftersTM" in certain territories.

     Strategy. U.S. Remodelers's objective is to become an industry leader as a specialty-product home improvement business. Management plans to accomplish this objective through a combination of acquisitions and organic growth, deeper market penetration through expansion of its product offering, cross selling, increasing its channels of distribution, and directly providing its customers with financing for their home improvement projects. U.S. Remodelers's strategy includes:

          Acquisition-Driven Growth.  Management believes that, due to its
          -------------------------
highly fragmented nature, the remodeling industry is a candidate for consolidation. The industry is characterized by a proliferation of small local competitors, need for growth capital, and a potential for large economies of scale. Management believes that a substantial consolidation opportunity exists and intends to acquire related and complimentary businesses, using a combination of cash, debt and securities as consideration. Acceptable acquisition candidates are expected to provide U.S. Remodelers with: (a) entry into markets not currently served by U.S. Remodelers; (b) additional products and services that can be offered to the consumer; (c) additional distribution channels for its products and services; (d) increased customer lead generation capabilities; and/or (e) synergies of manufacturing and information systems technology and/or marketing and sales expertise. Target acquisition candidates will be leaders in their respective local or regional markets.

     U.S. Remodelers intends that the owners of each acquired business will have tactical responsibility for day-to- day business unit operations and will participate in a performance-based compensation plan that will reward exceptional performance. U.S. Remodelers plans to leverage its marketing and sales expertise, as well as its manufacturing, warehousing, installation, distribution and financing infrastructure to maximize cost savings and the integration of acquisitions. Management will employ "best practices" and will upgrade its information systems to maximize information sharing and elimination of redundant operations. Additionally, management intends to leverage its acquisitions by utilizing its purchasing power and size to gain volume discounts on materials, advertising, printing costs, telecommunications and other operations-related expenses.

          Geographic Expansion.  U.S. Remodelers intends to establish sales and
          --------------------
installation offices in approximately 10 new geographic markets over the next 36 months. The decision to enter into a particular market will be based upon: (a) the size of the target market; (b) the demographic make-up within the target market; (c) existing competition; and (d) the availability of sales personnel and contractors.

          Broaden Product Offerings.  U.S. Remodelers intends to broaden its
          -------------------------
product offering to include a wider array of home improvement products and related home services primarily through its consolidation strategy. Additional products include, but are not limited to, replacement kitchens and room enclosures. U.S. Remodelers plans to target middle-market customers who plan to spend between $5,000 and $20,000 on their remodeling project.

          Broad Array of Services.  U.S. Remodelers provides its customers with
          -----------------------
a full range of services, including in-home design, professional installation, access to third party financing and post-sale service. U.S. Remodelers believes a significant market opportunity exists in the specialty home improvement business for a one-stop, full-service remodeling company. The market is primarily served by small home improvement contractors who typically do not offer in-home design or access to financing, or large home center retailers, including Sears, Home Depot and Lowes, some of which offer similar products and services directly to consumers or through licensees, or recommend other contractors to complete installations. Management believes that its emphasis on providing consumers with a full- service remodeling company distinguishes U.S. Remodelers from its principal competitors. U.S. Remodelers believes that the value-added services that it can provide to consumers results in higher selling efficiencies and greater customer satisfaction.

          Cross-Selling.  U.S. Remodelers will utilize its proprietary
          -------------
information systems to build a database of customers that will be targets for all of its remodeling products. By building this database, management believes it will be able to increase revenues through cross-selling different remodeling products to existing customers, as well as re-marketing past customer prospects, thus permitting U.S. Remodelers to increase its "share of the customer" as well as it's "share of the market".

          Leverage Existing and Future Brands - Increase Distribution Channels.
          --------------------------------------------------------------------
U.S. Remodelers offers an array of professionally installed home improvement products under its existing brand names. U.S. Remodelers plans to leverage its national CENTURY 21(TM) Home Improvement brand through its acquisitions, and to seek additional national and regional brand sponsors, including strategic alliances with industry retailing outlets. U.S. Remodelers is currently testing in certain markets, the marketing and sale of its products in Sam's Club stores through an agreement with Home Service Store, Inc.

          Provide Customer Financing.  U.S. Remodelers plans to acquire, or
          --------------------------
enter into a joint venture with, a financing company that will provide U.S. Remodelers's customers with an easy and affordable financing facility, as well as provide U.S. Remodelers with a substantial ongoing revenue stream in the form of interest income throughout the life of the customer's loan. Approximately 65% of U.S. Remodelers's customers finance their home improvement projects through third party financing sources, generating substantial interest income and loan origination revenues for the financing companies.

          Internet Strategy.  U.S. Remodelers is in the process of updating its
          -----------------
Internet site which will: (a) permit customers to do preliminary in-home design;
(b) afford customers the opportunity to obtain credit pre-approval; (c) generate customer leads for U.S. Remodelers's sales force; (d) post a dynamic listing of employment opportunities; and (e) create a general information site for U.S. Remodelers's customers, vendors and shareholders.

Direct Marketing and Sales

     U.S. Remodelers's principal marketing activities are conducted through a variety of media sources including television, direct mail, marriage mail, magazines, newspaper inserts and telemarketing. U.S. Remodelers maintains a call-center in Boca Raton, Florida at which it receives in-bound calls in response to its media advertising and makes outbound calls to selected prospects. U.S. Remodelers's call-center personnel follow prepared scripts and schedule in- home sales presentations. Outbound calls are made to homeowners whose demographic profile fall within certain criteria, including age and income of the homeowner, home value, age of home and length of residency. To maintain the efficiency of its marketing, U.S. Remodelers uses its internally developed computer software to monitor responses and sales. U.S. Remodelers is currently testing the marketing of its products through demonstrators in some Sam's Club stores through an agreement with the Home Service Store, Inc.

     Direct sellers are used as sales representatives. Direct sellers utilize U.S. Remodelers's in-home sales presentation and sales kit, which includes a presentation book, photos, video materials, sample products and other sales materials. On a daily basis, scheduled appointments are sent from U.S. Remodelers's call-center to the local sales centers. U.S. Remodelers typically schedules two appointments per salesperson per workday, and each salesperson is required to report the result of each appointment on a daily basis. Most sales result from the initial in-home presentation. Results of in-home presentations are tabulated on a daily basis. Such information provides data upon which U.S. Remodelers evaluates each direct seller's performance in such areas as sales as a percentage of in-home presentations, cancellation rates and average dollar amounts of sales.

Purchasing, Material and Installation

     Kitchen Cabinet Refacing, Custom Countertops and Cabinets: U.S. Remodelers manufactures cabinet fronts, countertops, and cabinets that are faced with high-pressure laminate or thermofoil in its 70,000 square feet manufacturing facility in Charles City, Virginia. U.S. Remodelers has acquired "state-of-the-art" equipment enabling U.S. Remodelers to manufacture thermofoil cabinet doors and drawer fronts. Raw materials used in the manufacturing and installation process, including solid surface countertops, are purchased from several suppliers at prices that are negotiated periodically. Management believes such materials are available from numerous suppliers at competitive prices.

     Replacement Windows and Bathroom Refacing Products.   U.S. Remodelers
purchases vinyl replacement windows and bathroom shower doors, acrylic tub liners and wall surround products from unaffiliated suppliers. U.S. Remodelers negotiates purchase prices periodically. Management believes such materials are available from numerous suppliers at competitive prices.

     Installations. Generally, within one week after a sales agreement is entered into, the customer's kitchen, bathroom or replacement windows are measured pursuant to U.S. Remodelers's specified procedures. Measurements are entered on systematized forms to facilitate manufacturing at which time cabinet refacing product orders are forwarded to U.S. Remodelers's manufacturing facility in Charles City, Virginia, while replacement window and bathroom orders are sent to the appropriate supplier. Products are usually ready for shipment within two to four weeks after receipt of an order. If necessary, replacement or service parts are usually shipped within five working days after U.S. Remodelers receives a request. Installation, which generally occurs approximately 55 days after the agreement is signed, is performed by skilled contractors and is usually completed within three to five days.

     Except for some warranty and other service work, contractors perform all of U.S. Remodelers's installations. Contractors employ their own personnel and are required to maintain their own vehicles, equipment, tools, licenses, workers compensation coverage and general liability insurance. Contractors assume full financial risk in their performance of an installation and enter into a written agreement with U.S. Remodelers upon meeting U.S. Remodelers's qualifications. Contractors obtain a work order, which specifies all work to be performed pursuant to the sales agreement, and materials at U.S. Remodelers's branch office. Installations are generally completed within three to five workdays, at which time the contractor obtains a certificate of completion from the customer and returns all documentation and excess materials to U.S. Remodelers. The contractor is paid by U.S. Remodelers upon satisfactory completion of each job, at which time U.S. Remodelers receives an invoice for services from the contractor. Fees paid by U.S. Remodelers to the contractor for an installation are based upon an amount negotiated between U.S. Remodelers and the contractor. When new construction and remodeling are on the rise, recruiting of contractors becomes more challenging. U.S. Remodelers believes it is competitive and that there are an adequate number of qualified contractors available to U.S. Remodelers to satisfy anticipated needs.

Competition

     The remodeling industry is highly fragmented, and management believes that there are more than 200,000 companies registered as remodeling businesses nationwide. According to Qualified Remodeler, a leading industry publication, there are fewer than 60 remodeling companies in the industry that generate annual revenues in excess of $10 million, and only 3 companies that generate annual revenues in excess of $100 million.

     Although U.S. Remodelers believes it is one of the largest enterprises engaged in the direct marketing of in- home sales and installation of kitchen cabinet and bathroom refacing products, U.S. Remodelers competes with numerous contractors in each of its 13 geographic territories, with reputation, price, workmanship and services being the principal competitive factors. U.S. Remodelers provides its customers with a full range of services, including in-home design, professional installation, access to third party financing and post-sale service. The market is primarily served by small home improvement contractors who typically do not offer in-home design or access to financing, or large home center retailers, including Sears, Home Depot and Lowes, some of which offer similar products and services directly to consumers or through licensees, or recommend other contractors to complete installations.

Seasonality

     U.S. Remodelers's business is subject to seasonal fluctuations and extreme winter weather conditions. In addition, recruiting of contractors to perform U.S. Remodelers's installation becomes more difficult when new construction and remodeling is on the rise.

Warranties

     U.S. Remodelers provides each customer with a 12-month limited warranty covering defective materials and workmanship and an extended limited warranty of between two to five years on its materials. U.S. Remodelers requires its contractors to correct defective workmanship for a 12-month period. To date, U.S. Remodelers has not experienced significant warranty claims.

Consumer Loan Financing

     U.S. Remodelers's customers pay for their home improvement products and services upon completion of the work. Payments are made in cash, on MasterCard, Visa or Discovery cards, or by third party financing, primarily a revolving unsecured line of credit, arranged by U.S. Remodelers. Third party financing pays for approximately 65% of U.S. Remodelers's business. In most third-party lender transactions, the customer executes a revolving credit agreement with the lender and the lender pays U.S. Remodelers on completion of the installation. In some of these transactions, the third-party lender discounts the contract price to U.S. Remodelers to offset the lenders credit risk. U.S. Remodelers's risk is limited to its normal representations and warranties regarding material and workmanship.

Employees

     At October 30, 2000, U.S. Remodelers either employed or had representing its products, on a full or part-time basis, approximately 350 associates, including 140 telemarketing employees, 100 direct sellers, 50 manufacturing employees, and 60 management and administrative personnel. In addition, U.S. Remodelers has working arrangements with over 100 independent contracting companies. U.S. Remodelers believes that labor relations with its employees have been good in the past and does not expect this relationship to change.

Government Regulations

     Generally, U.S. Remodelers's activities and the activities of its direct sellers and contractors are subject to various federal and state laws and regulations and municipal ordinances relating to, among other things, in-home sales, consumer financing, advertising, the licensing of home improvement contractors, and zoning regulations. U.S. Remodelers's operations are also subject to a Federal Trade Commission rule, which provides for a "cooling off" period for in-home sales. This rule requires an in-home seller to inform the buyer of his right to cancel the transaction at any time prior to midnight of the third business day after the date of the sales transaction. Many states have (but the states in which U.S. Remodelers currently conducts retail business have not) supplemented this rule by extending the time period in which the buyer may cancel. U.S. Remodelers has procedures designed to comply with such laws and regulations.

Properties

     All of U.S. Remodelers's facilities are leased, and in most cases, management expects that leases currently in effect will be renewed or replaced by other leases of a similar nature and term. At October 10, 2000 U.S. Remodelers had under lease 12 sales offices, one call-center and its corporate headquarters. U.S. Remodelers's manufacturing facility at Charles City, Virginia is under a capital lease with a 15-year lease term and an option to purchase the property at the end of the lease term for nominal consideration. Pursuant to the terms of this lease, U.S. Remodelers also has a right of first refusal to purchase certain adjacent land. All of U.S. Remodelers's leases, other than the Charles City, Virginia facility, are for terms of five years or less.

     U.S. Remodelers's leased properties are:

                Location                                     Purpose
                --------                                     -------
          Dallas, Texas                               Corporate Headquarters
          Boston, Massachusetts                   Sales and installation center
          Chicago, Illinois                       Sales and installation center
          College Point, New York                 Sales and installation center
          Cleveland, Ohio                         Sales and installation center
          Delran, New Jersey                      Sales and installation center
          Denver, Colorado                        Sales and installation center
          Detroit, Michigan                       Sales and installation center
          Lanham, Maryland                        Sales and installation center
          Long Island, New York                   Sales and installation center
          Los Angeles, California                 Sales and installation center
          Minneapolis, Minnesota                  Sales and installation center
          Rockaway, New Jersey                    Sales and installation center
          Boca Raton, Florida                              Call-center
          Charles City, Virginia                          Manufacturing


Legal Proceedings

     U.S. Remodelers may, from time to time, become involved in lawsuits in the ordinary course of business. There are no lawsuits currently pending or threatened against U.S. Remodelers.

Management

     Executive Officers and Directors. The names, current ages and positions of the executive officers and directors of U.S. Remodelers and the nominees for election as directors of U.S. Pawn are:

Name                                       Age  Position
----                                       ---  --------
David L. Moore(1)(3)                       44  Chairman of the Board of Directors and Director
Murray H. Gross(2)(3)(4)                   62  President and Chief Executive Officer and Director
Peter T. Bulger                            41  Vice president and Chief Operating Officer
Steven L. Gross                            38  Vice President - Marketing
Robert A. DeFronzo                         45  Chief Financial officer, Secretary and Treasurer
David A. Yoho(1)(4)                        72  Director
Gregory Kiernan(2)                         43  Director
Mark Honigsfeld                            46  Director
Ronald I. Wagner(1)(3)(4)                  53  Director
Charles D. Maguire, Jr.(2)(4)              41  Director
D.S. Berenson(4)                           35  Nominee for Director

------------------------------
(1)  Member of the Compensation Committee.
(2)  Member of the Audit Committee.
(3)  Member of the Nominating Committee.
(4)  Nominee for Director of U.S. Pawn.

     Directors of U.S. Remodelers are elected by the stockholders at each annual meeting and serve until the next annual meeting of stockholders or until their successors are duly elected and qualified. Officers are elected to serve, subject to the discretion of the Board of Directors, until their successors are appointed or their earlier resignation or removal from office. The business experience, principal occupations and employment of each of the directors and executive officers of U.S. Remodelers during the past five years:

     David L. Moore has served as Chairman of the Board of Directors and as a director of U.S. Remodelers since shortly after its inception in January 1997. Mr. Moore is Chairman and Chief Executive Officer of Garden State Brickface, Windows and Siding, Inc., a leading New York City area commercial and residential remodeling company. Mr. Moore is also Chairman of Paradigm Direct, Inc., a direct marketing services company. In addition, Mr. Moore is a member of the Board of Directors of Lumen Technologies, Inc., a New York Stock Exchange listed company, and Bolle, Inc., a Nasdaq listed company. He is also Chairman of Sonostar Ventures, L.L.C., a private consulting and investment firm. Mr. Moore served as a director of AMRE, Inc. until the expiration of his term in May 1996. Mr. Moore holds a B.A. degree from Amherst College, Magna Cum Laude, and an M.B.A. degree from Harvard University.

     Murray H. Gross has been President, Chief Executive Officer, and director since the inception of U.S. Remodelers in January 1997 and is a nominee for director of U.S. Pawn. He has been in the home improvement industry for over 38 years. In 1963, Mr. Gross founded Busy Beaver Remodelers, a subsidiary of Busy Beaver Home Centers, a Pittsburgh, Pennsylvania home center chain. He served as Executive Vice President at Busy Beaver Remodelers from 1963 until 1979 and as President from 1979 until 1981. From August 1981 to September 1983, Mr. Gross was employed at Home Craftsman Company in Dallas, Texas; and from September 1983 to January 1987, he served as Executive Vice President, Chief Operating Officer and Director. Mr. Gross joined Facelifters in April 1987 as Vice President and Director. He became President and Chief Operating Officer in January 1990. Facelifters was acquired by AMRE in April 1996 and Mr. Gross became Vice President and served as a director of AMRE until January 1997. AMRE sought protection under federal bankruptcy laws in January 1997. Mr. Gross attended the University of Pittsburgh from 1957 to 1960. Mr. Gross is the father of Steven L. Gross.

     Peter T. Bulger has been a Vice President of U.S. Remodelers since January 1997 and has served as U.S. Remodelers's Chief Operating Officer since June 8, 1998. He has been in the home improvement industry for over 16 years. Mr. Bulger began his sales management career with a division of Reynolds Aluminum where he became a Branch Manager in 1984. In November 1991, he joined Facelifters as a Sales Representative and in March 1992, he became a Branch Sales Manager. Mr. Bulger was promoted to Regional Sales Manager in June 1993, and in December 1993, he was promoted to Vice President of Sales. He held that position until Facelifters was acquired by AMRE in April 1996. At that time, he became Vice President Sales of the Cabinet Division, a position he held with AMRE until January 1997. Mr. Bulger earned a B.S. degree in 1982 from Russell Sage College, Troy, New York.

     Steven L. Gross has been Vice President of Marketing since U.S. Remodelers was founded in January 1997. He has been in the home improvement industry for over 15 years. Mr. Gross began his career at Home Craftsman Company in 1985 as Director of Telemarketing. In 1987, he joined Diamond Window Systems and in 1989 he joined Facelifters as Director of Marketing. In April 1993, he was promoted to Vice President of Marketing. After the acquisition of Facelifters by AMRE in April 1996, Mr. Gross became Director of Telemarketing and held such position until January 1997. Steven L. Gross is the son of Murray H. Gross.

     Robert A. DeFronzo joined U.S. Remodelers in December 1997 after the acquisition of Reunion Home Services, Inc. where he was Chief Financial Officer. He has been in the home improvement industry since 1990. Mr. DeFronzo began his career in 1976 as an auditor. In 1979, he joined General Instrument Corporation as Components Group Financial Analyst and held several financial positions during his tenure. In January 1989, after a leveraged buyout of the Clare Division of General Instrument Corp., Mr. DeFronzo became Assistant Treasurer and Assistant Controller of C. P. Clare Corporation. In November 1990, he joined AMRE as Cabinet Division Controller. Mr. DeFronzo was promoted in 1992 to Corporate Controller and remained in that capacity until February 1997. He became Chief Financial Officer of Reunion Home Services, Inc. in February 1997. Mr. DeFronzo holds an accounting degree from Illinois State University and an MBA in Finance from Roosevelt University, Chicago, Illinois.

     David A. Yoho has served as a director of U.S. Remodelers since shortly after its inception in January 1997 and is a nominee for director of U.S. Pawn. Mr. Yoho is a motivational consultant to most Fortune 500 companies, an award winning lecturer and best selling author. He is President of Dave Yoho Associates, a major consulting firm active in turnarounds, mergers and acquisitions. He holds multiple degrees from Temple University.

     Gregory Kiernan has served as a director of U.S. Remodelers since shortly after its inception in January 1997. Mr. Kiernan is President and Chief Executive Officer of Sonostar Ventures, L.L.C. Mr. Kiernan previously spent 15 years on Wall Street with Lehman Brothers, Salomon Brothers, and at Paine Webber, where he served as a Managing Director. Mr. Kiernan was previously an attorney with Cravath, Swaine and Moore, and holds a BA degree from Amherst College, Magna Cum Laude, Phi Beta Kappa, and a J.D. degree from Harvard Law School.

     Mark Honigsfeld has served as a director of U.S. Remodelers since October 12, 1999. In 1978, Mr. Honigsfeld founded Facelifters Home Systems Inc., a kitchen cabinet refacing company. Facelifters subsequently became a publicly traded company with annual revenues of $45 million. Mr. Honigsfeld served as Facelifters Chairman and CEO from its inception until April 1996 when Facelifters was acquired by AMRE, Inc. From August 1996 until May 1999, Mr. Honigsfeld was Chairman and CEO of Compu-Dawn, Inc., a publicly traded company. Mr. Honigsfeld holds a bachelors degree in Industrial Arts from the City College of the City University of New York and a Master of Science Degree from this same university.

     Ronald I. Wagner has served as a director of U.S. Remodelers since December 1997 and is a nominee for director of U.S. Pawn. Mr. Wagner has been in the home improvement industry for 25 years. In 1975, Mr. Wagner founded Save-a-Kitchen, and in 1980 founded a related company, Cabinet Magic, Inc., both kitchen cabinet refacing companies. In 1988, following the sale of the operations of Cabinet Magic, Inc. to AMRE, Mr. Wagner joined that company as President - Cabinet Division and Senior Vice President. Mr. Wagner was promoted to Chairman and Chief Executive Officer in 1990, and remained in this capacity until his retirement in December 1995. In January 1997, Mr. Wagner came out of retirement and founded Reunion.

     Charles D. Maguire, Jr. has served on the Board of Directors since May 1998 and was a partner in the Dallas, Texas office of the law firm of Jackson Walker L.L.P. Mr. Maguire practiced with Jackson Walker L.L.P. from 1983 until he joined the Denver law firm of Holme Roberts & Owen L.L.P. in February 2000. Mr. Maguire is a nominee for director of U.S. Pawn.

     D.S. Berenson is a nominee for election as a director of U.S. Pawn. Mr. Berenson is a member of the Washington, D.C. law firm of Johanson Berenson LLP. Mr. Berenson has been engaged in the practice of law for the past ten years.
Mr. Berenson serves as general and special counsel to multi-national banks, consumer lenders, remodeling contractors and mortgage companies, specializing in a range of business and corporate matters.

Executive Compensation

     The following Summary Compensation Table sets forth, for the years indicated, all cash compensation paid, distributed or accrued for services, including salary and bonus amounts, rendered in all capacities for U.S. Remodelers to its Chief Executive Officer and all other executive officers who received or are entitled to receive remuneration in excess of $100,000 during the referenced periods. Remuneration received during calendar year 1997 represents the period beginning January 23, 1997 and ending December 31, 1997. All other compensation related tables required to be reported have been omitted as there has been no applicable compensation awarded to, earned by or paid to any of U.S. Remodelers's executive officers in any fiscal year to be covered by such tables. See "-- Employment Agreements."

                           Summary Compensation Table
                           --------------------------

                                                                                      Other Annual
                                                     Annual Compensation             Compensation(1)
                                                   -----------------------         --------------------
              Name/Title                       Year               Salary                 Bonus
----------------------------------------  ---------------  ----------------------  --------------------
Murray H. Gross, President and Chief           1997              $184,865               $     -
 Executive Officer                             1998              $200,000               $21,590
                                               1999              $220,000               $18,639

Peter T. Bulger, Vice President and            1997              $138,706               $     -
 Chief Operating Officer                       1998              $150,000               $22,590
                                               1999              $175,000               $15,870

Steven L. Gross, Vice President -              1997              $ 92,511               $     -
 Marketing                                     1998              $100,000               $18,828
                                               1999              $115,000               $13,225

Robert A. DeFronzo, Chief Financial            1997              $      -               $     -
 Officer, Secretary and Treasurer              1998              $ 92,660               $ 4,760
                                               1999              $100,000               $ 6,095

-------------------------------

(1) The referenced individuals received personal benefits in addition to salary and bonuses. The aggregate amount of such personal benefits, however, did not exceed the lesser of $50,000 or 10% of their total annual salary and bonus.

Employment Agreements

     U.S. Remodelers has employment agreements with each of Murray H. Gross, Peter T. Bulger, Steven L. Gross and Robert A. DeFronzo.

     U.S. Remodelers's employment agreement with Murray H. Gross is for a one year initial term with an annual salary of $220,000; provided, that six months prior to the first anniversary of the employment agreement, and each anniversary thereafter, the employment agreement will automatically be extended for an additional year unless U.S. Remodelers notifies Mr. Gross of its intent not to extend the agreement. In the event that Mr. Gross' employment agreement is terminated by U.S. Remodelers for cause or by Mr. Gross without good reason (as defined therein), Mr. Gross will not be entitled to severance pay. In the event U.S. Remodelers terminates Mr. Gross without cause (as defined therein), Mr. Gross will be entitled to severance pay equal to one year's salary. Notwithstanding the foregoing, if Mr. Gross' employment with U.S. Remodelers is terminated following a change in control of U.S. Remodelers (as defined therein)
(i) by U.S. Remodelers for any reason within five years of such change in control or (ii) by Mr. Gross within one year of such change in control, then Mr. Gross is entitled to severance pay equal to one year's salary. Mr. Gross is entitled to receive bonuses and other incentive compensation made generally available to the executive employees of U.S. Remodelers.

     U.S. Remodelers's employment agreement with Peter T. Bulger is for a one year initial term with an annual salary of $180,000; provided, that six months prior to the first anniversary of the employment agreement, and each anniversary thereafter, the employment agreement will automatically be extended for an additional year unless U.S. Remodelers notifies Mr. Bulger of its intent not to extend the agreement. In the event that Mr. Bulger's employment agreement is terminated by U.S. Remodelers for cause or by Mr. Bulger without good reason (as defined therein), Mr. Bulger will not be entitled to severance pay. In the event U.S. Remodelers terminates Mr. Bulger without cause (as defined therein), Mr. Bulger will be entitled to severance pay equal to one year's salary. Notwithstanding the foregoing, if Mr. Bulger's employment with U.S. Remodelers is terminated following a change in control of U.S. Remodelers (as defined therein) by U.S. Remodelers for any reason within five years of such change in control, then Mr. Bulger is entitled to severance pay equal to one year's salary. Mr. Bulger is entitled to receive bonuses and other incentive compensation made generally available to the executive employees of U.S. Remodelers.

     U.S. Remodelers's employment agreement with Steven L. Gross is for a one year initial term with an annual salary of $120,000; provided, that six months prior to the first anniversary of the employment agreement, and each anniversary thereafter, the employment agreement will automatically be extended for an additional year unless U.S. Remodelers notifies Mr. Gross of its intent not to extend the agreement. In the event that Mr. Gross' employment agreement is terminated by U.S. Remodelers for cause or by Mr. Gross without good reason (as defined therein), Mr. Gross will not be entitled to severance pay. In the event U.S. Remodelers terminates Mr. Gross without cause (as defined therein), Mr. Gross will be entitled to severance pay equal to one year's salary. Notwithstanding the foregoing, if Mr. Gross' employment with U.S. Remodelers is terminated following a change in control of U.S. Remodelers (as defined therein)by U.S. Remodelers for any reason within five years of such change in control, then Mr. Gross is entitled to severance pay equal to one year's salary. Mr. Gross is entitled to receive bonuses and other incentive compensation made generally available to the executive employees of U.S. Remodelers.

     U.S. Remodelers's employment agreement with Robert A. DeFronzo is for a one year initial term with an annual salary of $105,000; provided, that six months prior to the first anniversary of the employment agreement, and each anniversary thereafter, the employment agreement will automatically be extended for an additional year unless U.S. Remodelers notifies Mr. DeFronzo of its intent not to extend the agreement. In the event that Mr. DeFronzo's employment agreement is terminated by U.S. Remodelers for cause or by Mr. DeFronzo without good reason (as defined therein), Mr. DeFronzo will not be entitled to severance pay. In the event U.S. Remodelers terminates Mr. DeFronzo without cause (as defined therein), Mr. DeFronzo will be entitled to severance pay equal to six month's salary. Notwithstanding the foregoing, if Mr. DeFronzo's employment with U.S. Remodelers is terminated following a change in control of U.S. Remodelers (as defined therein) by U.S. Remodelers for any reason within five years of such change in control, then Mr. DeFronzo is entitled to severance pay equal to his annual salary. Mr. DeFronzo is entitled to receive bonuses and other incentive compensation made generally available to the executive employees of U.S. Remodelers.

Stock Option Plan

     In May 1998, the Board of Directors adopted, and the stockholders of U.S. Remodelers approved the 1998 Stock Option Plan (the "1998 Plan"). The purpose of the 1998 Plan is to provide employees, directors and advisors with additional incentives by increasing the proprietary interest in U.S. Remodelers. The aggregate number of shares of Non- Voting Common Stock with respect to which options may be granted is 333,333 which amount may be increased in the discretion of the Board of Directors to an amount not to exceed 10% of the total outstanding shares of U.S. Remodelers, from time to time, provided, however, the aggregate number of shares of Non-Voting Common Stock with respect to which options may be granted may in no event, exceed 650,000 shares. The Board Of Directors intends to amend the 1998 Plan prior to the Merger to provide that voting common stock will be issued instead of Non-Voting Common Stock, subject to the approval of U.S. Remodelers' shareholders.

     The 1998 Plan provides for the grant of incentive stock options ("ISOs") as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and nonqualified stock options ("NSOs") (collectively ISOs and NSOs are referred to as "Awards"). The 1998 Plan will be administered by U.S. Remodelers full Board of Directors, although the 1998 Plan may be administered by a committee of not less than two members of the Board of Directors (the "Committee"). The Board of Directors or, if established, the Committee has, subject to the terms of the 1998 Plan, the sole authority to grant Awards under the 1998 Plan, to construe and interpret the 1998 Plan to make all other determinations to take any and all actions necessary and advisable for the administration of the 1998 Plan. All of U.S. Remodelers's full-time, salaried employees, members of the Board of Directors and certain advisors are eligible to receive Awards under the 1998 Plan. Options will be exercisable during the period specified in each Option Agreement and will generally be exercisable in installments pursuant to a vesting schedule to be designed by the Board of Directors or the Committee. The provisions of Option Agreements provide for acceleration of exercisability in the event of certain events including certain reorganizations and changes in control of U.S. Remodelers. No option will remain exercisable later than 10 years after the date of grant. The exercise prices for ISOs and NSOs granted under the 1998 Plan may be no less than the fair market value of the Common Stock on the date of grant. Each non-employee director of U.S. Remodelers shall automatically be granted a NSO to purchase 1,000 shares of Non-Voting Common Stock upon initial election or appointment to the Board of Directors, and will be granted a NSO to purchase 1,000 shares of Non-Voting Common Stock on the date of each subsequent annual meeting of the Board of Directors.

     As of June 30, 2000, 88,925 options to purchase Non-Voting Common Stock were outstanding at an exercise price of $2.50 per share. None of the outstanding options were granted to officers or directors of U.S. Remodelers.

Compensation of Directors

     U.S. Remodelers has paid no cash compensation to its directors. Directors are reimbursed for their ordinary and necessary expenses incurred in attending meetings of the Board of Directors or a committee thereof.


Committees

     On November 24, 1998, The Board of Directors established three committees: an Audit Committee, a Compensation Committee and a Nominating Committee. Each of these committees shall have one or more members who serve at the discretion of the Board of Directors. The Audit Committee is responsible for reviewing U.S. Remodelers's financial statements, audit reports, internal financial controls and the services performed by U.S. Remodelers's independent public accountants, and for making recommendations with respect to those matters to the Board of Directors. The Compensation Committee is responsible for reviewing and making recommendations to the Board of Directors with respect to compensation of executive officers, other compensation matters and awards under the 1998 Plan or other stock option plans that may be implemented by U.S. Remodelers. The Nominating Committee is responsible for developing a strategy and criteria for new board of directors members and making recommendations to the Board of Directors that the selection of future board of directors members should be based upon.

Certain Relationships and Related Transactions

     Stockholders' Agreement. U.S. Remodelers and each of the holders of U.S. Remodelers's Common Stock have entered into a Stockholders' Agreement (the "Stockholders' Agreement") providing restrictions on the transfer or sale of such stockholders' shares. The Stockholders' Agreement provides that a holder of Common Stock must give U.S. Remodelers and other holders of Common Stock the right of first refusal in the event such holder receives a bona fide offer for the purchase of all, or any part thereof, of his shares of Common Stock. The Stockholders' Agreement also provides that U.S. Remodelers and holders of Common Stock shall have the right to acquire the Common Stock from: (a) a deceased holder of Common Stock; (b) a deceased spouse of a holder of Common Stock; and
(c) a former spouse of a holder of Common Stock upon a divorce. During the term of the Stockholders' Agreement, each holder of Common Stock has agreed to vote all of his shares in a manner to ensure: (i) that the Board of Directors will not consist of more than seven directors: and (ii) that: (A) up to two designees of About Face Limited; (B) up to two designees of Sonostar Ventures L.L.C., the Kiernan Family Trust (the "Kiernan Trust") and Garden State Brickface Windows and Siding, Inc. ("Garden State"), collectively; (C) one designee of the David A. Yoho Revocable Trust, dated January 19, 1995 (the "Yoho Trust"); (D) one designee of Mark Honigsfeld Revocable Living Trust dated February 11, 1999, Avi Honigsfeld Trust dated February 11, 1999, Evan Honigsfeld Trust dated February 11, 1999, Sidney Gluck and Gusti Gross-Blumenthal, collectively; and (E) one designee of Ronald I. Wagner, are elected to the Board of Directors of U.S. Remodelers. The Stockholders' Agreement also provides that U.S. Remodelers shall have the option to purchase any or all of the Common Stock from certain management investors (each a "Management Investor") at purchase price equal to 120.0% of the book value per share after the second anniversary of the Stockholders' Agreement. Alternatively, each Management Investor also has the option to require U.S. Remodelers to purchase any or all of his Common Stock at a purchase price equal to 110.0% of the book value per share after the second anniversary of the Stockholders' Agreement. The Stockholders' Agreement will terminate: (a) upon a written agreement of the holders of at least 70.0% of the Common Stock subject to the Stockholders' Agreement; (b) upon the dissolution, bankruptcy or insolvency of U.S. Remodelers; (c) at such time as there is only one holder of Common Stock; or (d) upon the consummation of a public offering of the Common Stock registered with the Securities and Exchange Commission. The Stockholders' Agreement will be terminated upon consummation of the Merger.

On October 12, 1999 U.S. Remodelers issued 833,333 shares of Common Stock in a private transaction for an aggregate consideration of $1,000,000 ($1.20 per share). The proceeds were utilized for general corporate working capital requirements. Of the 833,333 shares sold, 303,704 shares were sold to Ronald I. Wagner, a director of U.S. Remodelers; 160,000 shares were sold to Mark Honigsfeld Revocable Trust Dated March 27, 1996, in which Mr. Honigsfeld, a director of U.S. Remodelers, is the trustee; 146,265 shares were sold to About Face Limited, a family limited partnership, in which Mr. Murray Gross, President and CEO of U.S. Remodelers, is the president of the general partner; 50,000 shares were sold to Peter T. Bulger, Vice President and COO of U.S. Remodelers; 20,000 shares were sold to Gross Family Trust, in which Steven L. Gross, Vice President Marketing of U.S. Remodelers, is the trustee; and 9,257 shares were sold to Robert A. DeFronzo, Chief Financial Officer of U.S. Remodelers. Issuance of Preferred Stock. Effective November 23, 1997, U.S. Remodelers entered into an agreement to acquire certain assets of Reunion. U.S. Remodelers effected the purchase through the issuance of 371,480 shares of Common Stock valued at $125,405 to Ronald I. Wagner and 80,000 shares of Series A Preferred Stock valued at $683,300 to Kitchen Masters, Inc. Ronald I. Wagner is a director of U.S. Remodelers.

     Stockholders Notes. On January 23, 1997, U.S. Remodelers's Board of Directors authorized and approved the issuance of an aggregate of $2,092,500 in convertible promissory notes (the "Convertible Notes"). The Convertible Notes were to mature on March 31, 2002 and the interest rate on the outstanding principal was 6.1% simple interest. The Convertible Notes provided that the principal could be converted into Common Stock at a conversion price of $.5880 per share at the election of the Board of Directors or upon the consummation of an underwritten public offering. On March 24, 1997, the Board of Directors authorized and approved a conversion of the Convertible Notes into Common Stock for an aggregate consideration of $1,052,500. As a result, U.S. Remodelers converted $150,000, $225,000, $125,000, $150,000, $50,000, $37,500, $25,000,
$50,000, $100,000 and $25,000 of principal on the Convertible Notes held by each of About Face Limited, Sonostar Ventures L.L.C., the Kiernan Trust, the Yoho Trust, Peter T. Bulger, Steven L. Gross, Malcolm R. Harris, Garden State Brickface, Windows and Siding, Inc., Lynne Tarnopol and Marc W. Beresin, respectively, and, after giving effect to the 10 for 1 stock split, issued 255,000, 382,500, 212,500, 255,000, 85,000, 63,750, 42,500, 85,000, 170,000 and
42,500 shares of Common Stock to About Face Limited, Sonostar Ventures L.L.C., the Kiernan Trust, the Yoho Trust, Peter T. Bulger, Steven L. Gross, Malcolm R. Harris, Garden State Brickface, Windows and Siding, Inc., Lynne Tarnopol and Marc W. Beresin, respectively. In addition, U.S. Remodelers replaced the remaining Convertible Notes with promissory notes (the "Promissory Notes"), which are not convertible into shares of Common Stock. The Promissory Notes provided for simple interest at the rate of 10.0% per annum and cash payments of interest in equal semi-annual payments on each October 1 and April 1, until March 31, 2002, upon which date the principal, together with all accrued but unpaid interest thereon, were to mature and be due and payable. On June 30, 2000, U.S. Remodelers paid the Promissory Notes and no amount remained outstanding.

     In January 1998, U.S. Remodelers received $350,000 in proceeds from the issuance of promissory notes to certain of U.S. Remodelers's stockholders (the "Short-Term Notes"). The Short-Term Notes were paid in April 1998 from a portion of the proceeds of a $700,000 secured promissory term note referenced in the paragraph below.

     Financing. On June 5, 1998, U.S. Remodelers entered into a loan and security agreement with FINOVA Capital Corporation ("FINOVA") whereby U.S. Remodelers could borrow up to $1,000,000 on a revolving basis. The obligation also incorporated an existing term loan in the original principal amount of $700,000, which was evidenced by a secured promissory term note executed by U.S. Remodelers on April 6, 1998. Approximately $850,000 of the obligation to FINOVA was guaranteed by Murray H. Gross, President and Chief Executive Officer of U.S. Remodelers. Certain stockholders of U.S. Remodelers had entered into an agreement with Mr. Gross indemnifying him against amounts paid as a result of such guaranty in an amount in excess of his pro rata stock ownership in U.S. Remodelers.

     In April 2000, U.S. Remodelers entered into an agreement with Frost National Bank (the "Frost Loan Agreement") consisting of a $516,666 term loan (the "Frost Term Loan") and a $600,000 revolving credit facility (the "Frost Revolving Credit Facility"). Proceeds from the Frost Term Loan were used to retire the term loan with Finova Capital Corporation. Concurrent with this refinancing, U.S. Remodelers utilized internal generated funds to retire the balance of the revolving credit facility with Finova Capital Corporation. NO amounts have been borrowed under the Frost Revolving Credit Facility. The Frost Loan Agreement is secured by substantially all of the assets of U.S. Remodelers. In addition, a limited personal guaranty by Murray Gross, President and Chief Executive Officer of U.S.

Remodelers, collateralizes the obligations. Certain stockholders of U.S. Remodelers have entered into an agreement with Mr. Gross indemnifying him against certain amounts paid as a result of such guaranty in an amount in excess of his pro rata stock ownership in U.S. Remodelers.

Principal Stockholders

     The following table sets forth certain information as of the Record Date regarding the beneficial ownership of Common Stock of: (a) each person or group known by U.S. Remodelers to beneficially own 5% or more of the outstanding shares of the Common Stock; (b) each of the directors and executive officers of U.S. Remodelers; and (c) all executive officers and directors of U.S. Remodelers as a group. Unless otherwise noted, the person named below have sole voting and investment power with respect to the shares shown as beneficially owned by them, and the address of the beneficial owner identified below is: c/o U.S. Remodelers, Inc., 1341 W. Mockingbird Lane, Suite 900E, Dallas, Texas 75247.

                                                       Shares of          Percentage of Shares of
                                                     Common Stock              Common Stock
           Name of Beneficial Owner               Beneficially Owned        Beneficially Owned
-----------------------------------------------  --------------------   ----------------------------
About Face Limited                                       527,565                   15.8%
Murray H. Gross(1)                                       527,565                   15.8
Peter T. Bulger(2)                                       219,200                    6.6
Gross Family Trust                                       167,950                    5.0
Steven L. Gross(3)                                       167,950                    5.0
Kiernan Family Trust(4)                                  212,500                    6.4
Gregory Kiernan(4)                                       382,500                   11.5
Sonostar Ventures, L.L.C(5)                              382,500                   11.5
David L. Moore(6)                                        467,500                   14.0
David A. Yoho Revocable Trust dated January              255,000                    7.7
 19, 1995 or any successor trustee(7)
Lynne Tarnopol                                           170,000                    5.1
Ronald I. Wagner(8)                                      575,184                   17.3
Robert A. DeFronzo(9)                                     37,027                    1.1
Mark Honigsfeld Revocable Living Trust dated             230,000                    6.9
 March 27, 1996(10)
Mark Honigsfeld(11)                                      330,000                    9.9
Charles D. Maguire, Jr.                                        -                      -
Directors and Officers as a group(12)                  2,579,426                   77.4

------------------------------
(1) Includes 527,565 shares of Common Stock held by About Face Limited, a family limited partnership in which Murray H. Gross, President and CEO of U.S. Remodelers, is the president of the general partner.
(2) Common Stock held by Peter T. Bulger, Vice President and COO of U.S. Remodelers.
(3) Includes 167,950 shares of Common Stock held by Gross Family Trust, of which Steven L. Gross, Vice President of Marketing of U.S. Remodelers, is the trustee.
(4) Gregory Kiernan, Director of U.S. Remodelers, is grantor of this irrevocable trust. Mr. Kiernan is neither a trustee nor a beneficiary of the trust and disclaims any beneficial interest in the trusts' Common Stock.
(5) Includes 382,500 shares of Common Stock held by Sonostar Ventures L.L.C. of which Mr. Moore, Chairman of the Board of Directors of U.S. Remodelers, is a partner and Mr. Kiernan, Director of U.S. Remodelers, is a partner.
(6) Includes 382,500 shares of Common Stock held by Sonostar Ventures L.L.C. of which Mr. Moore, Chairman of the Board of Directors of U.S. Remodelers, is a partner and 85,000 shares held by Garden State Brickface, Inc. of which Mr. Moore, is Chairman and CEO.
(7) Includes 255,000 shares of Common Stock held by the David A. Yoho Revocable Trust dated January 19, 1995 (the "Yoho Trust") of which Mr. Yoho, Director of U.S. Remodelers, is the trustee.
(8)  Common stock held by Ronald I. Wagner, Director of U.S. Remodelers.
(9)  Common stock held by Robert A. DeFronzo, CFO of U.S. Remodelers.

(10) Includes 230,000 shares of Common Stock held by the Mark Honigsfeld Revocable Living Trust dated March 27, 1996 of which Mr. Honigsfeld, Director of U.S. Remodelers, is the trustee.
(11) Includes 230,000 shares of Common Stock held by the Mark Honigsfeld Revocable Living Trust dated March 27, 1996 of which Mr. Honigsfeld, Director of U.S. Remodelers, is the trustee, and the trusts of Ali Honigsfeld, Evan Honigsfeld, Avi Honigsfeld and Dahlia Honigsfeld, each trust holding 25,000 shares, of which Mr. Honigsfeld is a trustee of each respective trust.
(12) Includes 527,565 shares of Common Stock held by About Face Limited, 167,950 shares of Common Stock held by Gross Family Trust, 382,500 shares of Common Stock held by Sonostar Ventures L.L.C., 255,000 shares of Common Stock held by the David A. Yoho Revocable Trust dated January 19, 1995, and 330,000 shares of Common Stock beneficially owned by Mr. Mark Honigsfeld.

Description of Securities

     General. The Certificate of Incorporation of U.S. Remodelers authorizes the issuance of 14,900,000 shares of Common Stock, 650,000 shares of which are non-voting stock (the "Non-Voting Common Stock"), and 100,000 shares of preferred stock, par value $.001 per share (the "Preferred Stock"), 80,000 shares of which have been designated as Series A Preferred Stock (the "Series A Preferred Stock"). As of June 30, 2000, 3,333,333 shares of Common Stock were issued and outstanding and 56,000 shares of Series A Preferred Stock were issued and outstanding.

     As provided in the Certificate of Incorporation, no stockholder is entitled to preemptive rights or cumulative voting rights. The Board also has the authority to fix or alter the powers, designations, preferences and relative, participating, optional or other special rights of all classes of the capital stock of U.S. Remodelers.

     Common Stock. Each holder of Common Stock is entitled to one vote for each share held of record for the election of directors on all other matters submitted to the stockholders. There are no cumulative voting or preemptive rights attributable to any shares of Common Stock. The Common Stock does not have any conversion rights and is not subject to redemption. After dividends have been declared and set aside for payment or paid on any series of preferred stock, each holder of Common Stock is entitled to receive and to share equally in, when, as and if declared by the Board of Directors, dividends per share, out of the funds legally available therefore, in such amounts as the Board may from time to time fix and determine. Upon liquidation, dissolution or winding up of the affairs of U.S. Remodelers, whether voluntary of involuntary, after there has been paid or set apart for the holders of any series of preferred stock having a preference over the Common Stock, the holders of Common Stock are entitled to receive and to share equally in all of the assets of U.S. Remodelers available for distribution to the stockholders. All outstanding shares of Common Stock are fully paid and nonassessable.

     Preferred Stock. The Board of Directors has designated 80,000 shares of Preferred Stock as Series A Preferred Stock. The holders of Series A Preferred Stock have no voting rights other than those expressly provided in the Certificate of Incorporation or by applicable law. The holders of Series A Preferred Stock are also entitled to receive dividends at the rate of $1.00 per annum commencing on November 30, 1997, payable when and as declared by the Board of Directors, out of funds at the time legally available therefore. The dividends on the Series A Preferred Stock are cumulative and become due semiannually in arrears as of the last day of June and December of each calendar year, the first being due and payable on June 30, 1999. Interest on accrued and unpaid dividends bear interest at annual rate of 10%. The dividends on the Series A Preferred Stock are senior in right of dividend payments to any other class or Series of Preferred Stock or Common Stock of U.S. Remodelers unless the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock expressly consent to the contrary. In addition, dividends on the Series A Preferred Stock must be paid prior to the purchase or redemption of any class or series of stock ranking junior to the Series A Preferred Stock and the Series A Preferred Stock shall have preference over Common Stock in the event of any liquidation or winding up of U.S. Remodelers. U.S. Remodelers may redeem all or a part of the Series A Preferred Stock outstanding at any time; however, commencing on June 30, 1999, and on the last day of December and June thereafter, U.S. Remodelers must redeem the lesser of 8,000 shares of Series A Preferred Stock or the remaining shares of Series A Preferred Stock outstanding at a price per share of $10.00 plus any accrued and unpaid dividends. U.S. Remodelers may also convert and exchange all of the Series A Preferred Stock into a promissory note payable to the holder of the shares of Series A Preferred Stock in the original principal amount of the redemption value of the outstanding shares, plus any accrued but unpaid dividends. The promissory note shall bear interest at the rate of 10% percent interest compounded annually. All outstanding shares of Series A Preferred Stock are fully paid and nonassessable.

     The Board of Directors may, without further action by U.S. Remodelers's stockholders, authorize, from time to time, the issuance of up to 20,000 shares of Preferred Stock in series and may, at the time of issuance, determine the powers, rights, preferences and limitations of any such series. Satisfaction of any dividend preferences on outstanding shares of Series A Preferred Stock or any other issuance of Preferred Stock would reduce the amount of funds available for the payment of dividends on Common Stock. Holders of Preferred Stock would be entitled to receive a preference payment in the event of any liquidation, dissolution or winding up of U.S. Remodelers before any payment is made to the holders of Common Stock. Although there is no current intention to do so, the Board of Directors may, without stockholder approval, issue shares of a class or series of Preferred Stock with voting and conversion rights which could adversely affect the voting power or dividend rights of the holders of Common Stock and may have the effect of delaying, deferring or preventing a change in control of U.S. Remodelers.

          PROPOSAL 3. APPROVAL TO REINCORPORATE U.S. PAWN IN DELAWARE
                              AND CHANGE ITS NAME

The Reincorporation

     Under the Merger Agreement, U.S. Pawn has agreed to reincorporate in Delaware. As discussed below, the principal reasons for the Reincorporation are the greater flexibility of Delaware corporate law, the substantial body of case law interpreting that law, and the increased ability of U.S. Pawn to attract and retain qualified directors. U.S. Pawn believes that its shareholders will benefit from the well-established principles of corporate governance that Delaware law affords. Although Delaware law provides the opportunity for the U.S. Pawn Board to adopt various mechanisms which may enhance the Board's ability to negotiate favorable terms for the shareholders in the event of an unsolicited takeover attempt, the proposed Certificate of Incorporation (the "Delaware Certificate of Incorporation") and Bylaws for U.S. Pawn are substantially similar to U.S. Pawn's current Articles of Incorporation and Bylaws, with the exception that the Delaware Certificate of Incorporation makes certain alterations due to differences in Delaware and Colorado law and the elimination of staggered terms for directors. The Reincorporation proposal is not being proposed in order to prevent an unsolicited takeover attempt, nor is it in response to any present attempt known to the U.S. Pawn Board to acquire control of U.S. Pawn, obtain representation on the U.S. Pawn Board of Directors or take significant action that affects U.S. Pawn.

     Management is effecting a name change to U.S. Home Systems, Inc. in connection with the Reincorporation because U.S. Pawn is entering an entirely different line of business following the Merger. Management believes that U.S. Pawn's name should reflect its new line of business.

     The Reincorporation will be effected by merging U.S. Pawn with and into Sub. Upon completion of the Reincorporation, U.S. Pawn will cease to exist in accordance with the CBCA and Sub will operate the business of U.S. Pawn under the name U.S. Home Systems, Inc. and in accordance with the DGCL. Pursuant to the Reincorporation Merger Agreement, each outstanding share of U.S. Pawn Common Stock will automatically be converted into one share of Sub Common Stock. It is expected that the Reincorporation will be effective as of 5:01 p.m., Eastern Time, at the Effective Time of the Merger. Sub will assume and continue the outstanding stock options and all other employee benefit plans of U.S. Pawn. Each outstanding and unexercised option or other right to purchase shares of U.S. Pawn Common Stock will become an option or right to purchase the same number of shares of Sub Common Stock, subject to adjustment for the Reverse Stock Split, on the same terms and conditions and at the same exercise price applicable to any such option or stock purchase right as of the Effective Time of the Merger. It is expected that the Sub Common Stock will be listed on Nasdaq and that it will trade under a symbol related to the name U.S. Home Systems, Inc.

     Shareholders will have no dissenters' rights of appraisal with respect to the Reincorporation proposal. See "Significant Differences Between the Corporation Laws of Colorado and Delaware-- Appraisal Rights." The discussion set forth below is qualified in its entirety by reference to the Reincorporation Merger Agreement, the Delaware Certificate of Incorporation and the Bylaws of Sub, copies of which are attached hereto as Exhibits C, D and E, respectively.

Principal Reasons for the Reincorporation

     As U.S. Pawn plans for the future, the U.S. Pawn Board of Directors and management believe that it is essential to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which U.S. Pawn's governance decisions can be based and the U.S. Pawn Board believes that its shareholders will benefit from the responsiveness of the DGCL.

     For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by U.S. Pawn. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

     Both the CBCA and the DGCL permit a corporation to include a provision in its articles of incorporation or certificate of incorporation, as the case may be, which reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is U.S. Pawn's desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that U.S. Pawn may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. U.S. Pawn believes that, in general, the DGCL provides greater protection to directors than the CBCA and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than Colorado case law.

     There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the board of directors under the business judgment rule. U.S. Pawn believes that its shareholders will benefit from the well-established principles of corporate governance that the DGCL affords.

No Change in the Board Members, Business, Management, Employee Benefit Plans or Location of Principal Facilities of U.S. Pawn

     The Reincorporation proposal will effect a change in the legal domicile of U.S. Pawn, but not its physical location. The Reincorporation will not result in any change in the business, management, fiscal year, assets or liabilities (except to the extent of legal and other costs of effecting the reincorporation) or location of the principal facilities of U.S. Pawn, although the Merger will result in such changes. The Directors of U.S. Pawn will become the Directors of Sub. Sub will assume all of U.S. Pawn's employee benefit plans. All stock options, warrants or other rights to acquire U.S. Pawn Common Stock will automatically be converted into an option or right to purchase the same number of shares of Sub Common Stock at the same price per share, upon the same terms, and subject to the same conditions. U.S. Pawn's other employee benefit arrangements will also be continued by Sub upon the terms and subject to the conditions currently in effect.

Anti-takeover Implications

     Delaware, like many other states, permits a corporation to adopt a number of measures through amendment of its certificate of incorporation or bylaws or otherwise, which measures are designed to reduce the corporation's vulnerability to unsolicited takeover attempts. The Reincorporation proposal is not being proposed in order to prevent an unsolicited takeover attempt, nor is it in response to any present attempt known to the Board of Directors to acquire control of U.S. Pawn, obtain representation on the U.S. Pawn Board or take significant action that affects U.S. Pawn.

     Nevertheless, certain effects of the Reincorporation proposal may be considered to have anti-takeover implications. Section 203 of the DGCL, from which Sub will not opt out, restricts certain "business combinations" with "interested shareholders" for three years following the date that a person or entity becomes an interested shareholder, unless the U.S. Pawn Board approves the business combination and/or other requirements are met. See "Significant Differences Between the Corporation Laws of Colorado and Delaware--Shareholder Approval of Certain Business Combinations." Certain measures permitted under the DGCL, which U.S. Pawn does not presently intend to implement after Reincorporation, include the ability to establish a staggered Board of Directors and to eliminate the right of shareholders controlling at least 10% of the voting shares to call a special meeting of shareholders. The elimination of cumulative voting and the establishment of a classified board of directors can also be undertaken under the CBCA in certain circumstances. For a detailed discussion of certain of the changes that will be implemented as part of the Reincorporation proposal, see "Significant Differences Between the Articles of Incorporation and the Delaware Certificate of Incorporation." For a more complete discussion of differences between the corporate laws of Colorado and Delaware, see "Significant Differences Between the CBCA and the DGCL."

     In addition, while both the CBCA and the DGCL permit a corporation to adopt such measures as shareholder rights plans, designed to reduce a corporation's vulnerability to unsolicited takeover attempts, there is substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures and as to the conduct of a board of directors under the business judgment rule with respect to unsolicited takeover attempts. The Board of Directors has no present intention following the Reincorporation to amend the Delaware Certificate of Incorporation or Bylaws to include provisions, which might deter an unsolicited takeover attempt; however, in the discharge of its fiduciary obligations to its shareholders, the U.S. Pawn Board will continue to evaluate U.S. Pawn's vulnerability to potential unsolicited bids to acquire U.S. Pawn on unfavorable terms and to consider strategies to enhance the Board of Directors' ability to negotiate with an unsolicited bidder.

Significant Differences Between the Articles of Incorporation and the Delaware Certificate of Incorporation

     The U.S. Pawn Board believes that the following summary of the significant differences between U.S. Pawn's Articles of Incorporation and the Delaware Certificate of Incorporation is a fair one, it should be understood that it is merely a summary, does not purport to be complete and is qualified in its entirety by reference to U.S. Pawn's Articles of Incorporation and the Delaware Certificate of Incorporation:

     Change in Par Value. The Articles of Incorporation currently authorize U.S. Pawn to issue up to 30,000,000 shares of U.S. Pawn Common Stock, no par value per share, and 1,000,000 shares of Preferred Stock, par value $10.00 per share, with such designations, rights, privileges and limitations as may be determined by the U.S. Pawn Board of Directors. The Delaware Certificate of Incorporation provides that Sub will have 30,000,000 authorized shares of common stock, par value $.001 per share, and 1,000,000 shares of preferred stock, par value $.001 per share, with such designations, rights, privileges and limitations as may be determined by the Sub Board of Directors.

     Preferred Stock. Like the Articles of Incorporation, the Delaware Certificate of Incorporation provides that the U.S. Pawn Board is entitled to determine the powers, preferences and rights, and the qualifications, limitations or restrictions, of the authorized and unissued preferred stock. Thus, although it has no present intention of doing so, the U.S. Pawn Board, without shareholder approval, could authorize the issuance of preferred stock upon terms which could have the effect of delaying or preventing a change in control of U.S. Pawn or modifying the rights of holders of the Common Stock under either Colorado or Delaware law. The U.S. Pawn Board could also utilize such shares for further financings, possible acquisitions and other uses.

     Monetary Liability of Directors. The Articles of Incorporation and the Delaware Certificate of Incorporation both provide for the elimination of personal monetary liability of directors under certain circumstances. The provision eliminating monetary liability of directors set forth in the Delaware Certificate of Incorporation is potentially more expansive than the corresponding provision in the Articles of Incorporation, in that the former incorporates future amendments to Delaware law with respect to the elimination of such liability, and the latter limits indemnification where the indemnified party is adjudged liable for his or her own negligence or misconduct in the performance of his or her duty. For a more detailed explanation of the foregoing, see "Significant Differences Between the CBCA and DGCL-- Indemnification and Limitation of Liability."

     Size and terms of the U.S. Pawn Board of Directors. The Articles of Incorporation provide for a U.S. Pawn Board consisting of such number of directors as are fixed in the Bylaws. The Bylaws which establishes the number of directors presently provides for a Board of not less than three nor more than eight. There is currently one vacancy on the U.S. Pawn Board. The Delaware Certificate of Incorporation provides that the Bylaws will establish the number of directors, which is initially fixed at four. Under the CBCA, although changes in the number of directors, in general, must be approved by a majority of the outstanding shares, the board of directors may fix the exact number of directors within a stated range set forth in the articles of incorporation or bylaws, if the stated ranges have been approved by the shareholders. Delaware law permits the board of directors, acting alone, to change the authorized number of directors by amendment to the bylaws, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the certificate of incorporation (in which case a change in the number of directors may be made only by amendment to the certificate of incorporation following approval of such change by the shareholders). The Delaware Certificate of Incorporation provides that the number of directors will be as specified in the Bylaws and authorizes the U.S. Pawn Board to adopt, alter, or repeal the Bylaws. Following the Reincorporation, the U.S. Pawn Board could amend the Bylaws to change the size of the U.S. Pawn Board without further shareholder approval. U.S. Pawn currently has a staggered Board of Directors with three classes of directors with staggered terms of three years. Following the Reincorporation, U.S. Pawn's directors will be elected of each annual shareholder meeting.

     Power to Call Special Shareholders' Meetings. Under the CBCA, a special meeting of Shareholders may be called by the board of directors, the holders of shares entitled to cast not less than 10% of the votes at such meeting and such additional persons as are authorized by the Bylaws of U.S. Pawn, or by resolution. The Bylaws of U.S. Pawn, however, do not specifically allow for 10% shareholders to call a special meeting. Under the DGCL, a special meeting of shareholders may be called by the board of directors or by any other person authorized to do so in the certificate of incorporation or the bylaws. The Bylaws of Sub authorize the chairman of the board or president or the board of directors to call a special meeting of shareholders. The U.S. Pawn Board could in the future amend the Bylaws of Sub without shareholder approval.

     Filling Vacancies on the U.S. Pawn Board of Directors. Under the CBCA, any vacancy on the board of directors other than one created by removal of a director elected by a voting group of shareholders may be filled by the board or the shareholders. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice or by a sole remaining director. A vacancy created by removal of a director elected by a voting group of shareholders may be filled by the board or by the affirmative vote of a majority of the remaining directors elected by such voting group of shareholders, unless the articles of incorporation provide otherwise. Subject to any contrary provision in the articles of incorporation, such vacancy may also be filled by the affirmative vote of shareholders belonging to such voting group. There is no contrary provision in the Articles of Incorporation. Under the DGCL, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the certificate of incorporation or bylaws (or unless the certificate of incorporation directs that a particular class of stock is to elect such director(s), in which case a majority of the directors elected by such class, or a sole remaining director so elected, shall fill such vacancy or newly created directorship). The Bylaws of Sub provide that any vacancy may be filled by majority of the directors then in office, though less than a quorum, or a sole remaining director.

     Loans to Officers and Employees. Under the CBCA, any loan or guaranty to or for the benefit of a director of the corporation as a "conflicting interest transaction" requires either: (a) approval of the majority of disinterested directors after disclosure of material facts; (b) approval of the shareholders after disclosure of material facts; or (c) that it be fair as to the corporation. Pursuant to the Bylaws of Sub and in accordance with the DGCL, Sub may make loans to, guarantee the obligations of or otherwise assist its officers or other employees and those of its subsidiaries (including directors who are also officers or employees) when such action, in the judgment of the directors, may reasonably be expected to benefit the corporation.

     Voting by Ballot. The Bylaws of U.S. Pawn provide, consistent with the CBCA, that the election of Directors at a shareholders' meeting shall be by ballot. Under Sub's Bylaws, the right to vote by written ballot may be restricted if so provided in the certificate of incorporation. The Delaware Certificate of Incorporation does not provide that elections of directors need not be by ballot. There will be no change effected by the Reincorporation.

     Compliance with the DGCL and the CBCA. Following the Special Meeting, if the Reincorporation proposal is approved by the U.S. Pawn shareholders, U.S. Pawn will submit the Articles of Merger to the office of the Secretary of State of the State of Colorado and the Certificate of Merger to the office of the Secretary of State of the State of Delaware for filing.

Significant Differences Between the CBCA and the DGCL

     The CBCA and the DGCL differ in many respects. Although all the differences are not set forth in this Proxy Statement, certain provisions, which may materially affect the rights of the U.S. Pawn shareholders, are as follows:

     Shareholder Approval of Certain Business Combinations. In recent years, a number of states have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders, more difficult. Under Section 203 of the DGCL certain "business combinations" with "interested shareholders" of Delaware corporations are subject to a three-year moratorium unless specified conditions are met. Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested shareholder" for three years following the date that such person or entity becomes an interested shareholder. With certain exceptions, an interested shareholder is a person or entity who or which owns, individually or with or through certain other persons or entities, 15% or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner, individually or with or through certain other persons or entities, of 15% or more of such voting stock at any time within the previous three years, or is an affiliate or associate of any of the foregoing. For purposes of Section 203, the term "business combination" is defined broadly to include mergers with or caused by the interested shareholder; sales or other dispositions to the interested shareholder (except proportionately with the corporation's other shareholders) of assets of the corporation or a direct or indirect majority-owned subsidiary equal in aggregate market value to 10% or more of the aggregate market value of either the corporation's consolidated assets or all of its outstanding stock; the issuance or transfer by the corporation or a direct or indirect majority-owned subsidiary of stock of the corporation or such subsidiary to the interested shareholder (except for certain transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested shareholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock or of the corporation's voting stock); or receipt by the interested shareholder (except proportionately as a shareholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

     The three-year moratorium imposed on business combinations by Section 203 does not apply if: (a) prior to the date on which such shareholder becomes an interested shareholder, the board of directors approves either the business combination or the transaction that resulted in the person or entity becoming an interested shareholder; (b) upon consummation of the transaction that made him or her an interested shareholder, the interested shareholder owns at least 85% of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or (c) on or after the date such person or entity becomes an interested shareholder, the board approves the business combination and it is also approved at a shareholder meeting by 66-2/3% of the outstanding voting stock not owned by the interested shareholder. Section 203 only applies to corporations that have a class of voting stock that is: (a) listed on a national securities exchange; (b) authorized for quotation on Nasdaq; or (c) held of record by more than 2,000 shareholders. Although a Delaware corporation to which Section 203 applies may elect not to be governed by Section 203, Sub will not so elect. If, in the future, Sub were to become subject to it, Section 203 will encourage any potential acquirer to negotiate with the U.S. Pawn Board. Section 203 also might have the effect of limiting the ability of a potential acquirer to make a two-tiered bid for Sub in which all shareholders would not be treated equally. Shareholders should note, however, that the application of Section 203 to Sub will confer upon the U.S. Pawn Board the power to reject a proposed business combination in certain circumstances, even though a potential acquirer may be offering a substantial premium for Sub's securities over the then-current market price. Section 203 would also discourage certain potential acquirers unwilling to comply with its provisions. See "Shareholder Voting" herein. Removal of Directors. Under the CBCA, unless the articles of incorporation of a corporation provide otherwise, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote; however, if cumulative voting is in effect, no individual director may be removed if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting, and any director elected by a voting group can only be removed by that voting group. Under the DGCL, a director of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors. In the case of a Delaware corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause if the number of shares voted against such removal would be sufficient to elect the director under cumulative voting. A director of a corporation with a classified board of directors may be removed only for cause, unless the corporation's certificate of incorporation otherwise provides. The Delaware Certificate of Incorporation and Bylaws of Sub do not provide for a classified U.S. Pawn Board or for cumulative voting.

     Staggered Board of Directors. A staggered or classified board is one on which a certain number, but not all, of the directors are elected on a rotating basis each year. This method of electing directors makes changes in the composition of the board of directors more difficult, and thus a potential change in control of a corporation a lengthier and more difficult process. The CBCA permits a corporation to provide for a staggered board of directors by allowing for either all, or one-half or one-third of the board to be elected annually. U.S. Pawn currently has a classified board of directors. The DGCL permits, but does not require, a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election each year. Sub's Delaware Certificate of Incorporation and Bylaws do not provide for a classified board of directors and Sub does not intend to propose establishment of a classified board of directors. The establishment of a classified board of directors following the Reincorporation would require the approval of the shareholders of Sub.

     Indemnification and Limitation of Liability. Both the CBCA and the DGCL have similar provisions respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit, with certain exceptions, a corporation to adopt a provision in its articles of incorporation or certificate of incorporation, as the case may be, eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability. The Articles of Incorporation eliminate the liability of the U.S. Pawn Board to the fullest extent permissible under the CBCA. The CBCA does not permit the elimination of monetary liability for breach of fiduciary duty as a director where such liability is based on: (a) breach of the director's duty of loyalty to the corporation or its shareholders,
(b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (c) unlawful distributions; (d) any transaction from which the director directly or indirectly derived an improper personal benefit; or (e) any act or omission occurring before the provision eliminating liability became effective. The Delaware Certificate of Incorporation also eliminates the liability of Directors to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a Director to the fullest extent permissible under the DGCL, as such law exists currently or as it may be amended in the future. The limitations imposed on such a provision under the DGCL are substantially similar to the limitations imposed by the CBCA.

     The CBCA permits indemnification of a person made party to a proceeding because the person is or was a director against liability incurred in the proceeding if: (a) the person conducted himself or herself in good faith; and
(b) the person reasonably believed, in the case of conduct in an official capacity with the corporation, that his or her conduct was in the corporation's best interests, and in the all other cases, that his or her conduct was at least not opposed to the corporation's best interests. Additionally, in the case of any criminal proceeding, the person must have had no reasonable cause to believe his or her conduct was unlawful. Notwithstanding the foregoing, under the CBCA, a corporation may not indemnify a director in connection with a derivative action in which the director was adjudged liable to the corporation, or in connection with any other proceeding charging that the director derived an improper personal benefit, and in which proceeding the director was adjudged liable on the basis that he or she in fact derived such improper personal benefit. Also, in a derivative action, indemnification is expressly limited to the reasonable expenses incurred in connection with the proceeding.

     Under the DGCL, a corporation may indemnify a director against all liability (including expenses) in an action other than a derivative action if the person conducted himself or herself in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the corporation (without a distinction made, as in the CBCA, for actions taken in "official capacity"), and with respect to criminal actions, he or she had no reasonable cause to believe that his or her conduct was unlawful. In derivative actions, as under the CBCA, indemnification is limited to reasonable expenses incurred (and is subject to the same standard of conduct for non-derivative actions), with the additional restriction that if the director is adjudged liable to the corporation, the court deciding the proceeding must make the special determination that the director is entitled to indemnification of expenses notwithstanding such adverse adjudication because such person is fairly and reasonable so entitled in view of all the circumstances. By comparison, under the CBCA, if a corporation elects not to indemnify a director against expenses incurred in connection with a derivative action because the director was found not to have acted within the requisite standard of conduct, a court may nevertheless award expenses if the court determines the director is fairly and reasonably entitled to indemnification in light of all of the circumstances.

     Under both the CBCA and the DGCL, officers, employees and agents (as well as fiduciaries, under the CBCA) may be indemnified to the same extent as directors.

     Under both the CBCA and the DGCL, a corporation must indemnify the person made party to a proceeding because such person was a director against expenses (including attorney's fees) where such person is successful on the merits or otherwise in defense of such proceeding. Though, under the CBCA, this mandatory indemnification may be limited by the articles of incorporation, the Articles of Incorporation contain no such limitation. Also, under the DGCL, this mandatory indemnification is extended to persons made party to a proceeding because such person was an officer, employee or agent of the corporation; under the CBCA, the mandatory indemnification of expenses, as may be further limited by the articles of incorporation, is only extended to officers of the corporation.

     Under the DGCL, the corporation may advance the expenses incurred by a director in connection with proceedings prior to a final adjudication if the director executes an undertaking to repay such amounts if it is ultimately determined that the director is not entitled to indemnification. The board of directors may set other terms and conditions for the advance of expenses on behalf of employees and agents. Sub has no present intention to limit such advances. Under the CBCA, in addition to the undertaking referred to above (which must be an unlimited general obligation of the director, but need not be secured), the director must furnish a written affirmation of the director's good faith belief that he or she has met the requisite standard of conduct heretofore described.

     Under both the DGCL and the CBCA, a "determination" must be made, based on the facts then known to those making the determination, that indemnification would not be precluded under applicable law. The "determination" is made by the affirmative vote of a majority of directors not party to the subject proceeding, by independent legal counsel, or by the shareholders. The CBCA allows for a determination by a committee where no quorum of non-party directors can be reached; the DGCL does not require a quorum of non-party directors. Under the CBCA, the determination is made by shareholders only if the board directs, or cannot approve because of a lack of non-party directors; there is no such limitation on shareholder approval under the DGCL. The "determination" must be made in advance of indemnification and advancement of expenses under the CBCA; however, no prior determination is required for the advancement of expenses under the DGCL.

     The DGCL and CBCA both authorize a corporation's purchase of insurance on behalf of directors, officers, employees and agents, regardless of the corporation's statutory authority to indemnify such person directly. The CBCA specifically allows such insurance to be purchased from a company in which the corporation has equity or other interests.

     Under the CBCA, a corporation can indemnify officers, employees, fiduciaries and agents (but not directors) to a greater extent than provided in the CBCA, subject to public policy concerns, if such rights are set forth in the articles of incorporation, bylaws, or board of director or shareholder resolution, or by contract, though U.S. Pawn does not provide such greater indemnification. The CBCA does not provide for extended indemnification of directors. By contrast, under the DGCL, a director's rights to indemnification are not limited to those set forth in the DGCL, and may be expanded by bylaw, agreement, common law, or otherwise, though limitations could be imposed by a court on grounds of public policy.

     Reduction of Capital. The DGCL provides that a corporation may reduce its capital in a variety of specified methods, including: by reducing or eliminating the capital represented by shares of capital stock which had been retired; by applying to an otherwise authorized purchase or redemption of outstanding shares of its capital stock, some or all of the capital represented by the shares being purchased or redeemed or any capital that s not been allocated to any

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particular class of its capital stock; by applying to an otherwise authorized conversion or exchange of outstanding shares of its capital stock, some or all of the capital represented by the shares being converted or exchanged, or some or all of any that has not been allocated to any particular class of its capital stock, or both, to the extent that such capital in the aggregate exceeds the total aggregate par value or the stated capital of any previously unissued shares issuable upon such conversion or exchange; or by transferring to surplus:
(a) some or all of the capital not represented by any particular class of its capital stock; (b) some or all of the capital represented by issued shares of its par value capital stock, which capital is in excess of the aggregate par value of such shares; or (c) some of the capital represented by the issued shares of its capital stock without par value. The foregoing may be conducted without the approval of the corporation's shareholders, provided that the assets remaining after the reduction are sufficient to pay any debts not otherwise provided for. The CBCA, contains no directly corresponding provision. The statutory scheme for capitalization of Colorado corporations differs from the DGCL statute in that concepts such as "capital" and "surplus" are not addressed under the CBCA statute. U.S. Pawn management believes that the effect of this difference is not material to the rights of U.S. Pawn's shareholders.

     Dividends and Repurchases of Shares. The CBCA dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus are retained under the DGCL. Under the CBCA, a corporation may not make any distribution (including dividends, or repurchases and redemptions of shares) if, after giving effect to the distribution: (a) the corporation would not be able to pay its debts as they become due in the usual course of business; or (b) the corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, it the corporation were to be dissolved at the time of the distribution, to satisfy the preferential liquidation rights of shareholders not receiving the distribution.

     The DGCL permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, the DGCL generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

     Shareholder Voting. Under the DGCL and pursuant to the Articles of Incorporation, as permitted by the CBCA, a majority of the shareholders of both acquiring and target corporations must approve any statutory merger, except in certain circumstances substantially similar under both the CBCA and the DGCL. Also, under the DGCL and pursuant to the Articles of Incorporation, as permitted by the CBCA, a sale of all or substantially all of the assets of a corporation must be approved by a majority of the outstanding voting shares of the corporation transferring such assets. With certain exceptions, the CBCA also requires that mergers, share exchanges, certain sales of assets and similar transactions be approved by a majority vote of each voting group of shares outstanding. In contrast, the DGCL generally does not require class voting, except in certain transactions involving an amendment to a corporation's certificate of incorporation that adversely affects a specific class of shares. As a result, shareholder approval of such transactions may be easier to obtain under the DGCL for companies, which have more than one class of shares outstanding.

     Interested Director Transactions. Under both the CBCA and the DGCL, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under the CBCA and the DGCL. The most significant difference between the DGCL and the CBCA is that under the CBCA, a corporation cannot rely on ratification or authorization of a disinterested board of directors regarding a loan or guaranty benefitting a director unless the shareholders have been given at least ten days written notice. U.S. Pawn is not aware of any plans of the U.S. Pawn Board to propose, authorize, or ratify any such transaction for which notice would be required under the CBCA, but not under the DGCL.

     Shareholder Derivative Suits. The CBCA provides that the corporation or the defendant in a derivative suit may require the plaintiff shareholder to furnish a security bond if the shareholder holds less than 5% of the outstanding

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shares of any class and such shares have a market value of less than $25,000.
The DGCL does not have a similar bonding requirement.

     Appraisal Rights. Under both the CBCA and the DGCL, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration be or she would otherwise receive in the transaction. Appraisal rights are available in response to similar transactions under both the CBCA and the DGCL, except that under the CBCA, appraisal rights are also available to a shareholder in the event of: (a) a share exchange to which the corporation is a party as the corporation whose shares will be acquired (a transaction not specifically authorized by the DGCL); (b) a sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation or an entity which the corporation controls if a vote of the shareholders is otherwise required; and (c) a reverse stock split if the split reduces the number of shares owned by the shareholder to a fraction of a share or to scrip and such fraction or scrip is to be acquired for cash or voided pursuant to the statutory procedure available under the CECA. In addition, there are differences in the timing of payments made to dissenting shareholders, the ability of a court to award attorneys' fees, and the manner of determining "fair value" which may make the CBCA more favorable from a shareholder's point of view. Under both the DGCL and the CBCA, shareholders (a) receive prior notice of their rights to dissent; (b) must deliver their notice of dissent prior to the corporate action, given rise to dissenter's rights,; and (c) will receive notice from the corporation of the effectiveness of the corporate action within ten days. Other procedural differences between the CBCA and the DGCL may be viewed as more favorable to a dissenting shareholder.

     Under the DGCL, a dissenting shareholder has 120 days to obtain from the corporation a settlement of the fair value of his or her shares. If no settlement is reached at that time, the shareholder may petition the Delaware Court of Chancery to determine the fair value of the shares, after which the corporation will be instructed to pay to the dissenting shareholder the fair value, as determined. The court costs will be allocated among the corporation and dissenting shareholders, as equitable, and the legal fees for dissenting shareholders who prosecute their claims may be spread among the dissenting shareholders as a group. Finally, in determining "fair value" the Delaware Court of Chancery is required to consider all relevant factors, and to include interest, but is statutorily prohibited from including "any element of value arising from the accomplishment or expectation" of the transaction giving rise to appraisal rights.

     In contrast, under the CBCA, a dissenting shareholder may make a demand no later than 30 days following the notice from the corporation of the maturity of his or her appraisal rights. Upon receipt of such demand (or the effective date of the transaction, whichever is later), the corporation must pay each dissenter who has properly followed the procedure set forth in the CBCA an amount which the corporation estimates to be the fair value of the dissenter's shares, plus interest. In addition, the corporation must also deliver, among other things, financial statements, a statement of the estimate of fair value, and an. explanation of how interest was calculated. If the dissenting shareholder is dissatisfied with this offer, such dissenting shareholder may then, within 30 days, keep the payment, but reject the corporation's calculation of fair value and present a counter-offer. If the corporation does not agree with the dissenting shareholder's counter-offer, the corporation is forced to commence an appraisal proceeding. A court will then determine the fair value of the dissenter's shares, taking into consideration all relevant factors. The court can also assess legal fees not only among the class of dissenters as under the DGCL law, but against the corporation if it is determined that it is equitable to do so and that the corporation did not substantially comply with the procedures set forth in the CBCA. Legal fees and expenses may also be awarded to any party if the opposing party is found to have acted arbitrarily, vexatiously or not in good faith. Unlike the DGCL, the CBCA does not specifically prohibit the court from taking into effect any appreciation in the fair value of the shares attributable to the "accomplishment or expectation" of the transaction giving rise to dissenter's rights. In addition, the CBCA is not well developed in the context of valuing dissenter's shares. Thus, the fair value of dissenter's shares assigned by a court interpreting the CBCA could differ significantly (and could be significantly lower) from the value assigned by a Delaware court. The procedure under the CBCA will likely ensure that dissenters receive at least some value from the corporation for their shares at an earlier date.

     U.S. Pawn believes that transactions in which U.S. Pawn most likely would be involved would involve other public companies, in which case dissenter's rights would not be applicable under either the CBCA or the DGCL. U.S. Pawn does not presently intend to take any action, which would give rise to dissenter's rights. However, should such a transaction occur, the provisions under the CBCA may be viewed more favorable to a shareholder than the provisions under the DGCL.

     Dissolution. Under the CBCA, dissolution may be authorized by the adoption of a plan of dissolution by the board of directors, followed by the recommendation of the proposal to the shareholders (unless because of a conflict of interest or other circumstances the board determines it cannot make any recommendation), then followed by the approval of shareholders entitled to vote thereon. The CBCA provides for the approval by a majority of each voting group entitled to vote thereon. The CBCA also provides for judicial dissolution of a corporation in an action by a shareholder upon a showing that: (a) the directors are deadlocked in management, the shareholders are unable to break the deadlock, and irreparable injury to the corporation is threatened or being suffered, or the business and affairs of the corporation can no longer be conducted to the advantage of the shareholders generally, because of the deadlock; (b) the directors or those in control of the corporation are acting or will act in a manner which is illegal, oppressive, or fraudulent; (c) the shareholder have been deadlocked over two annual meetings in the election of directors; or (d) the corporate assets are being misapplied or wasted. A Colorado corporation can also be dissolved judicially upon other grounds in a proceeding by the attorney general, or in a proceeding by creditors, as well as by the secretary of state. Under the DGCL, unless the board of directors approves the proposal to dissolve, the dissolution must be approved by all the shareholders entitled to vote thereon. Only if the dissolution is initially approved by the board of directors may it be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote. In the event of such a board- initiated dissolution, the DGCL allows a Delaware corporation to include in its certificate of incorporation a supermajority (greater than a simple majority) voting requirement in connection with dissolutions. The Delaware Certificate of Incorporation contains no such supermajority voting requirement; however, and a majority of the outstanding shares entitled to vote, voting at a meeting at which a quorum is present, would be sufficient to approve a dissolution of Sub that had previously been approved by the U.S. Pawn Board. The DGCL provides for dissolution by operation of law for abuse, misuse or non-use of its corporate powers, privileges or franchises.

     Action by Consent. Under the CBCA, unless the articles of incorporation require that a particular action is taken at a meeting of shareholders, any action to be taken by shareholders may be taken instead by the unanimous written consent of all shareholders entitled to vote thereon. Under the DGCL, action in lieu of a meeting is also allowed. However, under the DGCL law, the action may be taken by the written consent of only those shareholders required to vote in favor of the action. Those shareholders not executing written consents (and who would otherwise be entitled to notice of a meeting at which such action would have otherwise taken place) must receive prompt written notice of the action taken.

     Special Meetings. The DGCL provides that a special meeting of the shareholders may be called by the holders of shares entitled to cast not less than 10% of the votes to be cast at the meeting. Shareholders, under the DGCL, do not have a right to call a special meeting unless it is conferred in the corporation's certificate of incorporation or bylaws. Sub's bylaws allow special meetings to be called by the chairman of the board, the president of the board of directors.

     Other. The foregoing is an attempt to summarize the more important differences in the corporation laws of the two states and does not purport to be a complete listing of differences in the rights and remedies of holders of shares of Colorado, as opposed to Delaware, corporations. Such differences can be determined in full by reference to the CBCA and the DGCL. In addition, both the CBCA and the DGCL provide that some of the statutory provisions as they affect various rights of holders of shares may be modified by provisions in the articles of incorporation or bylaws of a corporation. The Articles of Incorporation and Bylaws of U.S. Pawn and the Delaware Certificate of Incorporation and Bylaws of Sub materially modify the rights of shareholders which are generally provided under the CBCA and the DGCL in the areas of cumulative voting and preemptive rights of shareholders, required shareholder vote on certain matters and indemnification obligations of a corporation to its directors, officers and agents, and the material differences in that regard between them have been described above. See "Significant Differences Between the Articles of Incorporation and the Delaware Certificate of Incorporation."

Conditions to Effectiveness of the Reincorporation

     The effectiveness of the Reincorporation is subject to: (a) receipt of the consents of lenders, lessors and other persons deemed necessary by the officers of U.S. Pawn to permit the Reincorporation; and (b) approval of the Reincorporation Proposal by the requisite number of U.S. Pawn shareholders.

Certain Federal Income Tax Consequences

     The following is a summary of the material anticipated federal income tax consequences of the Reincorporation to U.S. Pawn's shareholders. This summary is based on the federal income tax laws as now in effect and as currently interpreted. This summary does not take into account possible changes in tax laws or interpretations thereof, after the date hereof, including amendments to applicable statutes, regulations and proposed regulations or changes in judicial or administrative rulings, some of which may have a retroactive effect. This summary does not purport to address all aspects of the possible federal income tax consequences of the Reincorporation and is not intended as tax advice to any person. In particular, and without limiting the foregoing, this summary does not consider the federal income tax consequences to U.S. Pawn's shareholders in light of their individual investment circumstances or to holders subject to special treatment under the federal income tax laws (for example, life insurance companies, financial institutions, tax- exempt organizations regulated investment companies and foreign taxpayers). The summary does not address any consequence of the Reincorporation under any state, local, or foreign income and other tax laws. No ruling will be obtained from Internal Revenue Service regarding the federal income tax consequences to U.S. Pawn or U.S. Pawn's shareholders as a result of the Reincorporation.

     If approved by the U.S. Pawn shareholders and effected, the Reincorporation will qualify as a "recapitalization," as described in Section 368(a)(1)(F) of the Code and the following consequences should generally result:

          (a) no gain or loss should be recognized by U.S. Pawn's shareholders, U.S. Pawn or Sub as a result of the Reincorporation;

          (b) the aggregate tax basis of the Sub common stock received by each shareholder in the Reincorporation should be equal to the aggregate tax basis of the U.S. Pawn Common Stock surrendered by such shareholder in exchange therefor; and

          (c) the holding period of the Sub common stock received by each shareholder should include the period for which such shareholder held the U.S. Pawn Common Stock surrendered in exchange therefor, provided that such Common Stock was held by such shareholder as a capital asset as of the effective date of the Reincorporation.

     Each U.S. Pawn shareholder is encouraged to consult its own tax advisor regarding the specific tax consequences of the Reincorporation to such shareholder, including the application and effect of federal, state, local and foreign income, and other tax laws.

Vote Required; Recommendation of the U.S. Pawn Board of Directors

     The Board of Directors recommends that U.S. Pawn's shareholders vote "FOR" approval of the Reincorporation proposal. A vote in favor by the holders of at least a majority of the outstanding shares of U.S. Pawn Common Stock present and entitled to vote at the Meeting is required to approve this proposal.

         PROPOSAL 4.  APPROVAL TO REVERSE SPLIT U.S. PAWN COMMON STOCK

     Pursuant to the Merger Agreement, U.S. Pawn's Board has approved a proposal to reverse split U.S. Pawn Common Stock on the basis of one share for each three shares outstanding while maintaining 30,000,000 shares of no par value Common Stock authorized for issuance. Based upon the number of shares of Common Stock outstanding on the Record Date, upon the effectiveness of the reverse split, the total number of outstanding shares of U.S. Pawn Common Stock would be reduced from 3,327,785 to 1,109,262 shares (the "Reverse Stock Split").

     In addition to complying with the Merger Agreement, a second purpose for the proposed reverse stock split is to attempt to increase the market price of U.S. Pawn Common Stock in order to continue to meet the minimum requirements for listing of the U.S. Pawn Common Stock on Nasdaq. U.S. Pawn Common Stock has been traded on the Nasdaq SmallCap Market since June 1989. One of the several requirements of Nasdaq for continued listing on Nasdaq is maintaining a market price of at least $1.00 per share. In recent months, U.S. Pawn Common Stock has been trading at approximately this $1.00 per share minimum. Accordingly, Nasdaq has warned U.S. Pawn that its Common Stock will be delisted from Nasdaq unless the U.S. Pawn Common Stock continues to trade at $1.00 or more per share.

     U.S. Pawn's Board of Directors believes that there are significant benefits to U.S. Pawn and its shareholders in maintaining the listing of the U.S. Pawn Common Stock on Nasdaq. By reducing the number of outstanding shares of Common Stock through a Reverse Stock Split, the trading price of the Common Stock is expected to increase, thereby enabling U.S. Pawn to continue to meet the $1.00 per share minimum price required by Nasdaq. A higher share price may also make the Common Stock more attractive to a broader group of investors. Shareholders should note, however, that the U.S. Pawn Board of Directors cannot predict what effect, if any, the reverse stock split will have on the market price of, or the market for, U.S. Pawn Common Stock.

     Because the Reverse Stock Split will reduce only the number of outstanding shares of U.S. Pawn Common Stock and not the number of shares authorized for issuance which will continue to be 30,000,000 shares, the Reverse Stock Split will result in an increase in the available number of shares of U.S. Pawn Common Stock authorized for issuance by the U.S. Pawn Board. Although the increase in the number of authorized shares of U.S. Pawn Common Stock is intended to provide greater financial flexibility to us, the issuance of additional shares can result in substantial dilution of the ownership interest and concomitant voting power of existing holders of U.S. Pawn Common Stock. U.S. Pawn's shareholders do not have preemptive rights and, as a result, may not be able to obtain additional shares of Common Stock from U.S. Pawn upon the same terms as those that may be offered to others.

     Furthermore, a large number of authorized, uncommitted shares of U.S. Pawn could be considered to have anti-takeover effects. The U.S. Pawn Board will have the authority to issue a substantial number of shares in a takeover situation to solidify its or other parties' positions of control over U.S. Pawn. Shareholders should be aware, however, that the U.S. Pawn Board has a fiduciary obligation to analyze the potential effects of the issuance of any shares upon U.S. Pawn and its shareholders and to issue shares only when the U.S. Pawn Board believes the issuance to be in U.S. Pawn's best interests.

     The proposal for the Reverse Stock Split as approved by the U.S. Pawn Board provides that the U.S. Pawn Board may abandon the proposal at any time, notwithstanding shareholder approval and without further action by the shareholders. Therefore, it is possible that the Reverse Stock Split may never be effected even if it is approved by the shareholders. If the Reverse Stock Split is not effected by March 31, 2001, the proposal will be deemed to have been abandoned by the U.S. Pawn Board of Directors. Thereafter, the U.S. Pawn Board will seek shareholder approval of any new proposal to implement a reverse split of U.S. Pawn Common Stock.

     If the Reverse Stock Split is approved and effected, U.S. Pawn will notify current shareholders of such approval and will furnish shareholders of record as of the close of business on such filing date with a letter of transmittal for use in exchanging certificates. U.S. Pawn's shareholders, promptly after the Reverse Stock Split becomes effective, may mail their certificates representing their Common Stock to Corporate Stock Transfer, Denver, Colorado, U.S. Pawn's transfer agent, if they wish to obtain a new stock certificate giving effect to the reverse stock split. Fractional shares will be paid in cash.

     U.S. Pawn believes that:

          (a) The proposed Reverse Stock Split will not be a taxable transaction to U.S. Pawn;

          (b) U.S. Pawn's shareholders will not recognize any gain or loss as a result of the Reverse Stock Split other than for payment of fractional shares in cash, which will be negligible;

          (c) The aggregate tax basis of the U.S. Pawn Common Stock received by U.S. Pawn's shareholders pursuant to the Reverse Stock Split will equal the aggregate tax basis of the shareholders' Common Stock prior to the Reverse Stock Split; and

          (d) The holding period of the U.S. Pawn Common Stock received by U.S. Pawn's shareholders will include the holding period of the shareholders' Common Stock before the Reverse Stock Split, provided the Common Stock was a capital asset in the hands of such shareholder.

     The U.S. Pawn Board of Directors recommends that its shareholders vote "FOR" approval of the Reverse Stock Split proposal. A vote in favor by the holders of at least a majority of the outstanding shares of U.S. Pawn Common Stock present and entitled to vote at the Meeting is required to approve this proposal.

                PROPOSAL 5:  ELECTION OF THE BOARD OF DIRECTORS

     Under the Merger Agreement, U.S. Remodelers will replace the current U.S. Pawn Board of Directors with five nominees of U.S. Remodelers. Accordingly, at the Effective Time of the Merger, the U.S. Pawn Board of Directors will consist of Messrs. Gross, Yoho, Wagner, Maguire and Berenson. See "Information About U.S. Remodelers - Management."

     The U.S. Pawn Board of Director recommends the election of these individuals to the U.S. Pawn Board of Directors. The nominees will be elected by a plurality of the shares of U.S. Pawn Common Stock present and entitled to vote at the Meeting.

    PROPOSAL 6: APPROVAL OF THE U.S. PAWN, INC. 2000 STOCK COMPENSATION PLAN

     The Board of Directors proposes that the shareholders of U.S. Pawn approve the 2000 Plan. The 2000 Plan was adopted by the Board of Directors on November 13, 2000. The 2000 Plan terminates on November 12, 2010 unless previously terminated by the Board of Directors. The 2000 Plan is being implemented to encourage ownership of Common Stock by certain officers, directors, employees and advisors of U.S. Pawn or its subsidiaries. The 2000 Plan also provides additional incentive for eligible persons to promote the success of the business of U.S. Pawn or its subsidiaries, and to encourage them to remain in the employ of U.S. Pawn or its subsidiaries by providing such persons an opportunity to benefit from any appreciation of the Common Stock through the issuance of stock options, related stock appreciation rights and reload options in accordance with the terms of the 2000 Plan.

     Eligible participants in the 2000 Plan include full time employees, directors and advisors of U.S. Pawn and its subsidiaries. Options granted under the 2000 Plan are intended to qualify as "incentive stock options" pursuant to the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options which do not constitute incentive stock options ("nonqualified options") as determined by U.S. Pawn's Compensation Committee (the "Committee") or the Board of Directors.

     The Board of Directors is of the opinion that it would be in the best interest of U.S. Pawn to reserve for issuance under the 2000 Plan not less than 550,000 shares of Common Stock to provide adequate shares of Common Stock for issuance to qualified individuals under the 2000 Plan, and to encourage such individuals to remain in the service of U.S. Pawn in order to promote its business and growth strategy. The maximum aggregate number of shares of U.S. Pawn Common Stock which may be issued under the 2000 Plan shall initially be 550,000 shares which amount may, at the discretion of the Board of Directors, be increased from time to time to a number of shares of U.S. Pawn Common Stock equal to 10% of the total outstanding shares of U.S. Pawn Common Stock, provided that the aggregate number of shares of U.S. Pawn Common Stock which may be issued under the 2000 Plan shall not exceed 3,000,000. U.S. Pawn may also utilize the granting of options under the 2000 Plan to attract qualified individuals to become employees and non-employee directors of U.S. Pawn, as well as to ensure the retention of management of any acquired business operations. Under the 2000 Plan U.S. Pawn may also grant restricted stock awards. Restricted stock represents shares of Common Stock issued to eligible participants under the 2000 Plan subject to the satisfaction by the recipient of certain conditions and enumerated in the specific restricted stock grant. Conditions which may be imposed include, but are not limited to, specified periods of employment, attainment of personal performance standards or the overall performance of U.S. Pawn. The granting of restricted stock represents an additional incentive for eligible participants under the 2000 Plan to promote the development of U.S. Pawn, and may be used by U.S. Pawn as another means of attracting and retaining qualified individuals to serve as employees and directors of U.S. Pawn or its subsidiaries.

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                             Summary of 2000 Plan

     The following is a summary of certain of the provisions of the 2000 Plan. The full text of the 2000 Plan is set forth as Exhibit F to this Proxy Statement.

Administration

     The 2000 Plan will be administered by the Committee or the entire Board. Under the terms of the 2000 Plan, the Committee shall consist of not less than two members of the Board who are appointed by the Board. The Board has the power from time to time to add or substitute members of the Committee and to fill vacancies, however caused.

     The Committee or the Board, as applicable, has the authority to interpret the 2000 Plan, to determine the persons to whom, and the basis upon which, options will be granted, the exercise price, duration, and other terms of the options to be granted, subject to the authority of the entire Board and specific provisions contained in the 2000 Plan.

Eligibility

     Nonqualified Options. Nonqualified options may be granted only to officers, directors (including non-employee directors of U.S. Pawn or a subsidiary), employees and advisors of U.S. Pawn or a subsidiary who, in the judgment of the Committee, are responsible for the management or success of U.S. Pawn or a subsidiary and who, at the time of the granting of the nonqualified options, are either officers, directors, employees or advisors of U.S. Pawn or a subsidiary.

     Incentive Options. Incentive stock options may be granted only to employees of U.S. Pawn or a subsidiary who, in the judgment of the Committee or the Board, are responsible for the management or success of U.S. Pawn or a subsidiary and who, at the time of the granting of the incentive stock option, are either an employee of U.S. Pawn or a subsidiary. No incentive stock option may be granted under the 2000 Plan to any individual who would, immediately before the grant of such incentive stock option, directly or indirectly, own more than ten percent (10%) of the total combined voting power of all classes of stock of U.S. Pawn unless (i) such incentive stock option is granted at an option price not less than one hundred ten percent (110%) of the fair market value of the shares on the date the incentive stock option is granted and (ii) such incentive stock option expires on a date not later than five years from the date the incentive stock option is granted.

Option Price

     The purchase price of the shares of the U.S. Pawn Common Stock offered under the 2000 Plan must be one hundred percent (100%) of the fair market value of the U.S. Pawn Common Stock at the time the option is granted or such higher purchase price as may be determined by the Committee or the Board at the time of grant; provided, however, if an incentive stock option is granted to an individual who would, immediately before the grant, directly or indirectly own more than ten percent (10%) of the total combined voting power of all classes of stock of U.S. Pawn, the purchase price of the shares of the U.S. Pawn Common Stock covered by such incentive stock option may not be less than one hundred ten percent (110%) of the fair market value of such shares on the day the incentive stock option is granted. As the price of the U.S. Pawn Common Stock is currently quoted on the Nasdaq SmallCap Market system, the fair market value of the U.S. Pawn Common Stock underlying options granted under the 2000 Plan shall be the last closing sales price of the U.S. Pawn Common Stock on the day the options are granted. If there is no market price for the U.S. Pawn Common Stock, then the Board and the Committee may, after taking all relevant facts into consideration, determine the fair market value of the U.S. Pawn Common Stock.

Exercise of Options

     Options are exercisable in whole or in part as provided under the terms of the grant, but in no event shall an option be exercisable after the expiration. of ten years from the date of grant. Except in case of disability or death, no option shall be exercisable after an optionee ceases to be an employee of U.S. Pawn, provided that the Committee shall have the right to extend the right to exercise for a specified period, generally three months, following the date of termination of an optionee's employment. If an optionee's employment is terminated by reason of disability, the Committee or the Board may extend the exercise period for a specified period, generally one year, following the date of termination of the optionee's employment. If an optionee dies while in the employ of U.S. Pawn and shall not have fully exercised his options, the options may be exercised in whole or in part at any time within one year after the optionee's death by the executors or administrators of the optionee's estate or by any person or persons who acquired the option directly from the optionee by bequest or inheritance.

     No option is exercisable either in whole or in part after the expiration of ten years from the date of grant. In the event of the dissolution or liquidation of U.S. Pawn or a merger or consolidation in which U.S. Pawn is not the surviving corporation, the Committee or the Board is authorized to accelerate the exercisibility of all outstanding options under the 2000 Plan.

     Under the 2000 Plan, an. individual may be granted one or more options, provided that the aggregate fair market value (determined at the time the option is granted) of the shares covered by incentive options which may be exercisable for the first time during any calendar year shall not exceed $100,000.

Acceleration and Exercise upon Change of Control

    Any option granted under the 2000 Plan which provides for either (a) an incremental vesting period whereby such option may only be exercised in installments as each such incremental vesting period is satisfied or (b) a delayed vesting period whereby such option may only be exercised after the lapse of a specified period of time, such vesting period shall be accelerated upon the occurrence of a "Change in Control" of U.S. Pawn (as that term is defined in the 2000 Plan) so that such option shall become exercisable immediately in part or in its entirety by the optionee, as such optionee shall elect subject to the condition that no option shall be exercisable after the expiration of ten years from the date it is granted.

Alternate Stock Appreciation Rights ("SARs")

     Concurrently with or subsequent to the award of any option under the 2000 Plan, the Committee may award to the optionee with respect to each share of U.S. Pawn Common Stock covered by an option (the "Related Option") a related alternate stock appreciation right ("SAR") permitting the optionee to be paid the appreciation on the Related Option in lieu of exercising the Related Option. A SAR granted with respect to an incentive stock option must be granted together with the Related Option. A SAR granted with respect to a nonqualified option may be granted together with or subsequent to the grant of such Related Option. Each SAR shall be on such terms and conditions not inconsistent with the 2000 Plan and shall be evidenced by written agreement executed by U.S. Pawn and the optionee receiving the Related Option.

     A SAR may be exercised only if and to the extent that its Related Option is eligible to be exercised on the date of exercise of the SAR. To the extent that a holder of a SAR has a current right to exercise, the SAR may be exercised by written notice to U.S. Pawn.

     The amount of payment to which an optionee shall be entitled upon the exercise of each SAR shall be equal to one hundred percent (100%) of the amount, if any, by which the fair market value of a share of U.S. Pawn Common Stock on the exercise date exceeds the fair market of a share of U.S. Pawn Common Stock on the date the Related Option to such SAR was granted or became effective, as the case may be; provided, however, U.S. Pawn may, in its sole discretion, withhold from cash payment any amount necessary to satisfy U.S. Pawn's obligations for withholding taxes with respect to such payment. The amount payable by U.S. Pawn to an optionee upon exercise of an SAR may be paid in shares of U.S. Pawn Common Stock, cash or a combination thereof. The number of shares of U.S. Pawn common Stock to be paid to an optionee upon such optionee's exercise of a SAR shall be determined dividing the amount of payment by the fair market value of a share of U.S. Pawn Common Stock on the exercise date of such SAR. All such shares shall be issued with any and all applicable restrictive legends.

     Except as otherwise provided in case of disability or death, no SAR shall be exercisable after an optionee ceases to be an employee, director or adviser of U.S. Pawn or a subsidiary. The Committee or the Board shall have in its sole discretion the right to extend the exercise period following the date such optionee ceases to be an employee, director or adviser of U.S. Pawn or a subsidiary thereof. The Committee or the Board may not extend the period during which an optionee may exercise a SAR for a period greater than the period during which an optionee may exercise the Related Option. If an optionee's position as an employee, director or adviser of U.S. Pawn is terminated due to the disability or death of such optionee, the Committee shall have the right in its sole discretion, to extend the exercise period applicable to the SAR for a period not to exceed the period in which the optionee may exercise the Related Option.

     Upon the exercise or termination of any Related Option, the SAR with respect to such Related Option shall terminate to the extent of the number of shares of U.S. Pawn Common Stock as to which the Related Option was exercised or terminated.

Reload Options

     Concurrently with the award of nonqualified or incentive stock options, the Committee may authorize reload options ("Options") to purchase for cash or shares that number of shares of U.S. Pawn Common Stock equal to the sum of the number of shares of U.S. Pawn Common Stock used to exercise the underlying option plus, to the extent authorized by the Committee, the number of shares of U.S. Pawn Common Stock used to satisfy any tax withholding requirement incident to the exercise of the option award. The grant of a Reload Option will become effective on the exercise of the underlying nonqualified, incentive or Reload Option through the use of shares of U.S. Pawn Common Stock held by the optionee for at least 12 months. Reload Options are not intended to qualify as an incentive stock option under Section 422 of the Code.

     The issuance of Reload Options is evidenced by their reference in the option agreement attendant to the option grant. Upon the exercise of a nonqualified or incentive stock option, the Reload Option will be evidenced by an amendment to the underlying option agreement.

     The option price per share of U.S. Pawn Common Stock deliverable upon the exercise of a Reload Option is the fair market value of a share of U.S. Pawn Common Stock on the date the grant of the Reload Option becomes effective.

     Each Reload Option is fully exercisable six months from the effective date of grant. The term of each Reload Option is equal to the remaining option term of the underlying nonqualified or incentive stock option.

     No additional Reload Options shall be granted to optionees when nonqualified, incentive and/or Reload Options are exercised following termination of the optionee's employment.

Payment for Option Shares

     Options may be exercised by the delivery of written notice to U.S. Pawn at its principal office setting forth the number of shares with respect to which the option is to be exercised, together with cash or certified check payable to the order of U.S. Pawn for an amount equal to the option price of such shares. No shares of U.S. Pawn Common Stock subject to options granted under the 2000 Plan may be issued upon exercise of such options until full payment has been made of any amount due. A certificate or certificates representing the number of shares purchased will be delivered by U.S. Pawn as soon as practicable after payment is received.

Termination of the 2000 Plan

     The 2000 Plan will terminate on November 12, 2010, unless sooner terminated by the Board. Any option outstanding under the 2000 Plan at the time of termination shall remain in effect until the option shall have been exercised or shall have expired.

Amendment of the 2000 Plan

     The Board may at any time modify or amend the 2000 Plan without obtaining the approval of the stockholders of U.S. Pawn in such respects as it shall deem advisable to comply with Section 422 of the Code or in any other respect which shall not change the maximum number of shares for which options may be granted under the 2000 Plan, the method for determining the exercise price for those options which are granted, other than to change the manner of determining the fair market value, the periods during which options may be granted or exercised, provisions relating to the determination of employees to whom options shall be granted, or provisions relating to adjustments to be made upon changes in capitalization.

Transferability of Options

     Except as may be agreed upon by the Committee, options granted under the 2000 Plan shall be exercisable only by the optionee during his lifetime and shall not be assignable or transferable other than and by will or the laws of descent and distribution.

Restricted Stock Awards

     The Committee may grant restricted stock to eligible participants under the 2000 Plan. The Committee shall determine the number of shares of restricted stock to be granted as well as when the shares may be sold or transferred by the recipient. The Committee shall also have the right to impose such other restrictions on any shares of restricted stock granted as it may deem advisable, with all certificates representing restricted stock bearing a legend noting that the shares are subject to restrictions imposed under the 2000 Plan. The restricted stock will be freely transferable, subject to applicable federal and state securities laws, upon the expiration of the period of restriction imposed by the Committee. During the restricted period, holders of restricted stock may exercise full voting rights, and are entitled to receive all dividends and other distributions paid with respect to the granted shares held by the grantee. If a dividend or distribution is paid in shares of U.S. Pawn Common Stock, the shares representing such dividend will be subject to the same restrictions on transferability as the shares of restricted stock.

     The Committee shall have the right to provide for the automatic termination of the restrictions imposed upon the restricted stock if the grantee terminates his employment because of retirement. Furthermore, if a grantee terminates his employment because of death or total and permanent disability during the restricted period, the Committee may provide for the automatic termination of the restrictions imposed upon that number of shares of restricted stock equal to the total number of shares of restricted stock granted multiplied by the number of full months which had elapsed since the date of grant divided by the maximum number of full months of the period of restriction. However, the Committee may, in its sole discretion, waive any restrictions remaining on restricted stock upon the grantee's death or total and permanent disability. In the event that grantees terminate their employment for any reason other than retirement, death or total and permanent disability, then any shares of restricted stock still subject to the restrictions at the date of such termination will automatically be forfeited and returned to U.S. Pawn. No shares of restricted stock granted under the 2000 Plan may be sold, transferred, pledged or assigned, otherwise than by will or by the laws of descent and distribution until the termination of the period of restriction imposed by the Committee.

     The U.S. Pawn Board of Directors recommends that the U.S. Pawn shareholders vote "FOR" adoption of the 2000 Plan. The affirmative vote of the holders of a majority of the shares of U.S. Pawn Common Stock present and entitled to vote at the Meeting is necessary to approve the 2000 Plan.

                                 OTHER MATTERS

     U.S. Pawn's Board of Directors knows of no other matters to be presented for action at the Meeting. As stated in the accompanying Proxy card, if any other business should come before the Meeting, the Proxy has discretionary authority to vote the shares according to his best judgment, including, without limitation, a motion to adjourn or postpone the Meeting to another time or place for the purpose of soliciting additional Proxies in order to approve any of the proposals contained in this Proxy Statement or otherwise.

       SHAREHOLDER PROPOSALS FOR THE 2000 ANNUAL MEETING OF SHAREHOLDERS

     U.S. Pawn anticipates that its 2000 Annual Meeting will be held in July 2001. Therefore, proposals of shareholders of U.S. Pawn intended to be presented at the 2000 Annual Meeting must be received by U.S. Pawn not later than February 28, 2001 to be considered for inclusion in U.S. Pawn's Proxy Statement and form of Proxy relating to that meeting.


                             AVAILABLE INFORMATION

     U.S. Pawn is subject to the informational requirements of the Securities Exchange Act of 1934 and, in accordance therewith, is required to file reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information can be inspected and copied at the Public Reference Section of the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and the Commission's regional offices at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of the reports, proxy statements and other information can be obtained from the Public Reference Section of the Commission, Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site on the Internet at http://www.sec.gov that contains reports, proxies, information statements, and registration statements and other information filed with the Commission through the EDGAR system. The Common Stock of U.S. Pawn is traded on the Nasdaq SmallCap Market (symbol "USPN") and such reports, proxy statements and other information concerning U.S. Pawn also can be inspected at the offices of Nasdaq Operations, 1735 K Street, N.W., Washington, D.C. 20006.

                              By order of the Board of Directors

                              Charles C. Van Gundy
                              Chief Executive Officer

December ____, 2000

                        INDEX TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS OF U.S. PAWN
     FOR THE THREE MONTHS AND NINE MONTHS PERIOD ENDED SEPTEMBER 30, 2000 AND 1999......................  F-2

      Condensed Consolidated Balance Sheets.............................................................  F-2
      Condensed Consolidated Statements of Operations...................................................  F-3
      Condensed Consolidated Statements of Cash Flows...................................................  F-4
      Notes to Condensed Consolidated Financial Statements..............................................  F-5

FINANCIAL STATEMENTS OF U.S. PAWN
      FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998....................................................  F-7

      Independent Auditors' Report......................................................................  F-7
      Consolidated Balance Sheets......................................................................   F-8
      Consolidated Statements of Operations............................................................   F-9
      Consolidated Statement of Changes in Stockholders' Equity........................................   F-10
      Consolidated Statements of Cash Flows............................................................   F-11
      Notes to Consolidated Financial Statements.......................................................   F-12

FINANCIAL STATEMENTS OF U.S. REMODELERS
     FOR THE THREE MONTHS AND NINE MONTHS PERIOD ENDED SEPTEMBER 30, 2000 AND 1999......................  F-27

      Consolidated Balance Sheets ......................................................................  F-27
      Consolidated Statements of Operations ............................................................  F-28
      Consolidated Statement of Stockholders' Equity..................................................... F-30
      Consolidated Statements of Cash Flows ............................................................. F-31
      Notes to Consolidated Financial Statements......................................................... F-33

FINANCIAL STATEMENTS OF U.S. REMODELERS
     FOR THE YEARS ENDED DECEMBER 31, 1999, 1998  AND 1997..............................................  F-39

      Report of Independent Auditors....................................................................  F-39
      Consolidated Balance Sheets.......................................................................  F-40
      Consolidated Statement of Operations..............................................................  F-41
      Consolidated Statement of Stockholders' Equity (Deficit)..........................................  F-42
      Consolidated Statement of Cash Flows .............................................................  F-43
      Notes to Consolidated Financial Statements........................................................  F-44

                       U.S. PAWN, INC. AND SUBSIDIARIES
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                                  (Unaudited)
                   (Amounts in thousands, except share data)

                                     Assets

                                                        September 30, 2000 December 31, 1999
                                                        ------------------ -----------------
Current Assets:
Cash                                                               $   543           $   514
Service charges receivable                                             332               476
Pawn loans                                                           2,292             2,828
Accounts receivable, net                                                11                27
Income taxes receivable                                                219               224
Deferred income taxes                                                    -                58
Inventory, net                                                       2,313             2,147
Prepaid expenses and other                                             244               256
                                                                   -------           -------
          Total current assets                                       5,954             6,530

Property and equipment, at cost, net                                 1,224             1,406
Intangible assets, net                                                 251               285
Other assets                                                            19                19
                                                                   -------           -------
                                                                   $ 7,448           $ 8,240
                                                                   =======           =======

                     Liabilities and Stockholders' Equity

Current liabilities:
Accounts payable                                                        19           $   170
Customer layaway deposits                                               36                33
Accrued expenses                                                       226               365
Accrued losses on discontinued operations                            2,291                 0
Notes payable-related parties                                           50               186
Current portion of notes payable                                        55                85
                                                                   -------           -------
          Total current liabilities                                  2,677               839
Line of credit                                                         942               942
Notes payable, less current portion                                    655               660
                                                                   -------           -------
          Total Liabilities                                        $ 4,274           $ 2,441
                                                                   =======           =======

Commitments and contingencies

Stockholders' equity:
Redeemable preferred stock, 9.5%, $10 par value,
 1,000,000 authorized, 37,800 shares issued and
 outstanding                                                           378               378
Common stock, no par value, 30,000,000 shares
 authorized; 3,327,785 and 3,327,785 shares issued
 and outstanding                                                     4,865             4,871
Accumulated earnings (deficit)                                      (2,069)              550
                                                                   -------           -------
          Total Stockholders' Equity                                 3,174             5,799
                                                                   -------           -------
                                                                   $ 7,448           $ 8,240
                                                                   =======           =======

See notes to consolidated financial statements

                                U.S. PAWN, INC.
                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                  (Unaudited)
                 (Amounts in thousands, except per share data)

                                              Three Months Ended      Nine Months Ended
                                                 September 30,            September 30,
                                                2000      1999        2000      1999
                                              --------- ---------   --------  ---------
REVENUES:
 Sales                                         $ 1,363    $ 1,245    $ 3,843    $ 3,689
 Pawn service charges                              922      1,074      2,868      3,147
 Other income                                       12         13         40         56
                                               -------    -------    -------    -------
Total Revenues                                   2,297      2,332      6,751      6,892

COST OF SALES AND EXPENSES:
 Cost of sales                                   1,292      1,015      3,259      2,927
 Operations                                        811        846      2,443      2,579
 Administration                                    281        290        821        803
 Depreciation and amortization                      83         86        247        257
                                               -------    -------    -------    -------
Total Cost of Sales and Expenses                 2,467      2,237      6,770      6,566

                                               -------    -------    -------    -------
INCOME (LOSS) FROM OPERATIONS                     (170)        95        (19)       326

OTHER (EXPENSES)
 Interest                                          (66)       (37)      (200)       (98)
 Loss on settlement of contract                      -       (339)         -       (339)
 Loss on disposal of fixed assets                    -          -        (19)         -
                                               -------    -------    -------    -------
Total other (expenses)                             (66)      (376)      (219)      (437)
                                               -------    -------    -------    -------
LOSS BEFORE INCOME TAXES                          (236)      (281)      (238)      (111)

INCOME TAXES (BENEFIT)                              50        (98)        63        (42)

                                               -------    -------    -------    -------
LOSS FROM OPERATIONS                              (286)      (183)      (301)       (69)

DISCONTINUED OPERATIONS
 Loss from operations of discontinued segment     (485)         -       (485)         -
 Loss on disposal of discontinued segment       (1,806)         -     (1,806)         -
                                               -------    -------    -------    -------
Total discontinued operations                   (2,291)         -     (2,291)         -

                                               -------    -------    -------    -------
NET LOSS                                        (2,577)      (183)    (2,592)       (69)

                                               -------    -------    -------    -------
DIVIDENDS ON PREFERRED STOCK                        (9)        (9)       (27)       (27)
                                               -------    -------    -------    -------
LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS        (2,586)   $  (192)   $(2,619)   $   (96)
                                               =======    =======    =======    =======

LOSS PER COMMON SHARE ON OPERATIONS            $  (.09)   $  (.05)   $  (.09)   $  (.02)
                                               =======    =======    =======    =======

LOSS PER COMMON SHARE ON DISCONTINUED          $  (.69)   $     -    $  (.69)   $     -
OPERATIONS                                     =======    =======    =======    =======

NET LOSS PER COMMON SHARE                      $  (.78)   $  (.05)   $  (.79)   $  (.03)
                                               =======    =======    =======    =======
WEIGHTED AVERAGE NUMBER OF
    COMMON SHARES OUTSTANDING                    3,328      3,686      3,328      3,686
                                               =======    =======    =======    =======

See notes to consolidated financial statements

                                U.S. PAWN, INC.
               CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  (Unaudited)

                            (Amounts in thousands)

                                                                         Nine Months Ended Sept 30,
                                                                         --------------------------
                                                                              2000        1999
CASH FLOWS (TO) OPERATING ACTIVITIES:
   Net income (loss)                                                        $(2,592)   $   (69)
   Adjustments to reconcile net income to net cash provided by operating activities:
   Discontinued operations                                                    2,291          -
   Loss on disposal of fixed assets                                              19          -
   Depreciation and amortization                                                247        257
   Deferred income taxes                                                         58        (22)
   Changes in:
       Service charges receivable                                               144        (84)
       Inventory                                                               (166)      (337)
       Accounts receivable                                                       16         12
       Income taxes receivable                                                    5        (21)
       Prepaid expenses and other                                                12       (122)
       Accounts payable                                                        (151)        18
       Accrued expenses                                                        (139)       (97)
       Customer layaway deposits                                                  3          8
                                                                            -------    -------
       Net Cash (Used) by Operating Activities                                 (253)      (457)
                                                                            -------    -------

CASH FLOWS (TO) FROM INVESTING ACTIVITIES:
   Pawn loans made                                                           (5,950)    (7,054)
   Pawn loans repaid                                                          4,025      4,562
   Pawn loans forfeited                                                       2,461      2,179
   Purchase of property and equipment                                           (50)      (112)
                                                                            -------    -------
       Net cash Provided (Used) by Investing Activities                         486       (425)
                                                                            -------    -------

CASH FLOWS (TO) FROM FINANCING ACTIVITIES:
   Dividends paid                                                               (27)       (27)
   Issuance of notes payable and long-term debt                                   -        525
   Payments on notes payable and long-term debt                                (171)       (65)
   Issuance of notes payable-related parties                                      -        100
   Payments on notes payable-related parties                                      -        (51)
   Stock issuance costs                                                          (6)         -

                                                                            -------    -------
       Net Cash Provided (Used) by Financing Activities                        (204)       482
                                                                            -------    -------
NET (DECREASE)INCREASE IN CASH                                                   29       (400)
CASH, beginning of period                                                       514        831
                                                                            -------    -------
CASH, end of period                                                         $   543    $   431
                                                                            =======    =======

SUPPLEMENTAL SCHEDULE OF CASH FLOW INFORMATION:
Cash paid during the period for:
     Interest                                                               $   179    $    86
                                                                            =======    =======

See notes to consolidated financial statements

                                U.S. PAWN, INC.
             NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (Unaudited)

NOTE 1 - BASIS OF PRESENTATION

The accompanying unaudited condensed consolidated financial statements (the "financial statements") include the accounts of U.S. Pawn, Inc. and its subsidiaries (the "Company"). All material inter-company transactions have been eliminated upon consolidation. The financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and in accordance with the instructions for Form l0-QSB. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

In the opinion of management, the financial statements contain all material adjustments, consisting only of normal recurring adjustments necessary to present fairly the financial condition, results of operations, and cash flows of the Company for the interim periods presented.

The results for the three and nine months ended September 30, 2000 are not necessarily indicative of the results of operations for the full year. These financial statements and related footnotes should be read in conjunction with the financial statements and footnotes thereto included in the Company's Form 10-KSB filed with the Securities and Exchange Commission for the year ended December 31, 1999.

Certain amounts in the prior year's financial statements have been reclassified for comparative purposes to conform with the current year. These reclassification had no effect on results of operations or retained earnings as previously reported.

NOTE 2 - DISCONTINUED OPERATIONS

During the three months ended September 30, 2000, the Company's Board of Directors (the "Board") adopted a plan to divest itself of its pawn assets (the "Plan"). The Plan contemplates the disposal of substantially all of the Company's assets in exchange for cash, the payment of all its liabilities from the proceeds of the disposal of its assets, and a merger with a non-pawnshop operating company. The Board identified and selected U.S. Remodelers, Inc. ("USRM") as a merger candidate. The Company entered into a letter of intent to merge USRM into a wholly owned subsidiary of the Company subject to, among other conditions, the disposal of the Company's assets as contemplated in the Plan. On September 29, 2000, the Company entered into an asset purchase agreement to sell substantially all of its assets (the "Asset Sale") to an unaffiliated third party. On the same date, the Company and the buyer entered into a management agreement under which the buyer agreed to manage the Company's pawn shop operations beginning on October 1, 2000 and until the earlier of the consummation of the Asset Sale or March 31, 2001.

The accompanying unaudited financial statements reflect an estimated loss of $485,000 from operations from September 30, 2000 to the anticipated disposal date of December 31, 2000; and an estimated loss of $1,806,000 on disposal of the assets calculated as of the anticipated disposal date of December 31, 2000.

NOTE 3 - INCOME TAXES

The provision for income taxes has been recorded based upon the Company's estimate of the expected annualized effective tax rate for each interim period presented. Deferred income taxes have been recorded in accordance with generally accepted accounting principles under SFAS 109. The Company's deferred tax assets of $1,032,000 have been fully allowed for at September 30, 2000.

NOTE 4 - CONTINGENCIES

The Company is party to a number lawsuits arising in the normal course of business. In the opinion of management, the resolution of these matters will not have a material effect on the Company's financial position.

NOTE 5 - SUBSEQUENT EVENTS

On November 3, 2000, the Company and USRM executed a definitive Agreement and Plan of Merger (the "Merger"). Pursuant to the Merger, the Company will issue shares of its common stock in exchange for all of the outstanding common stock of USRM. The number of shares the Company will issue in the Merger will depend primarily upon the amount of cash, as defined in the agreement, held by the Company on the date the merger is finalized.

                         INDEPENDENT AUDITORS' REPORT



To the Board of Directors and Stockholders
U.S. Pawn, Inc. and Subsidiaries
Westminster, Colorado


We have audited the accompanying consolidated balance sheets of U.S. Pawn, Inc. and Subsidiaries as of December 31, 1999 and 1998, and the related consolidated statements of operations, changes in stockholders' equity and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of U.S. Pawn, Inc. and Subsidiaries as of December 31, 1999 and 1998, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.



                                             Ehrhardt Keefe Steiner & Hottman PC

March 8, 2000
Denver, Colorado

                       U.S. PAWN, INC. AND SUBSIDIARIES

                          Consolidated Balance Sheets

                                                                           December 31,
                                                                      ------------------------
                                                                         1999          1998
                                                                      ----------    ----------
                                           Assets
Current assets
  Cash                                                                $  514,000    $  831,000
  Service charges receivable                                             476,000       371,000
  Pawn loans                                                           2,828,000     2,750,000
  Accounts receivable, net                                                27,000        28,000
  Income tax refund receivable                                           224,000       162,000
  Deferred income taxes                                                   58,000        81,000
  Inventory, net                                                       2,147,000     1,789,000
  Prepaid expenses and other                                             256,000       134,000
                                                                      ----------    ----------
      Total current assets                                             6,530,000     6,146,000

Property and equipment, net                                            1,406,000     1,574,000
Intangible assets, net                                                   285,000       328,000
Other assets                                                              19,000        20,000
                                                                      ----------    ----------

                                                                      $8,240,000    $8,068,000
                                                                      ==========    ==========

                            Liabilities and Stockholders' Equity
Current liabilities
  Accounts payable                                                    $  170,000    $   54,000
  Customer layaway deposits                                               33,000        33,000
  Accrued expenses                                                       365,000       408,000
  Notes payable - related parties                                        186,000       136,000
  Current portion of notes payable                                        85,000       108,000
                                                                      ----------    ----------
      Total current liabilities                                          839,000       739,000

Line of credit                                                           942,000             -
Notes payable, less current portion                                      660,000       665,000
Deferred income taxes                                                          -         8,000
                                                                      ----------    ----------
      Total liabilities                                                2,441,000     1,412,000
                                                                      ----------    ----------

Commitments and contingencies

Stockholders' equity
  Redeemable preferred stock, 9.5%, $10 par value, 1,000,000 shares authorized; 37,800 shares issued and outstanding (liquidation on
   preference $378,000)                                                  378,000       378,000


  Common stock, no par value, 30,000,000 shares authorized;
   3,327,785 and 3,685,410 shares issued and outstanding               4,871,000     5,462,000
  Retained earnings                                                      550,000       816,000
                                                                      ----------    ----------
      Total stockholders' equity                                       5,799,000     6,656,000
                                                                      ----------    ----------

                                                                      $8,240,000    $8,068,000
                                                                      ==========    ==========

                See notes to consolidated financial statements.

                       U.S. PAWN, INC. AND SUBSIDIARIES

                     Consolidated Statements of Operations

                                                        For the Years Ended
                                                             December 31,
                                                       ------------------------
                                                          1999         1998
                                                       -----------  -----------
Revenues
  Sales                                                $ 5,234,000  $ 6,217,000
  Pawn service charges                                   4,201,000    4,785,000
  Other income                                              53,000       66,000
                                                       -----------  -----------
      Total revenues                                     9,488,000   11,068,000
                                                       -----------  -----------

Cost of sales and expenses
  Cost of sales                                          4,203,000    5,313,000
  Operations                                             3,609,000    3,703,000
  Administration                                         1,139,000    1,146,000
  Depreciation and amortization                            343,000      534,000
                                                       -----------  -----------
      Total cost of sales and expenses                   9,294,000   10,696,000
                                                       -----------  -----------

Income from operations                                     194,000      372,000

Other income (expenses)
  Interest expense                                        (135,000)    (183,000)
  Interest expense, related parties                        (17,000)    (103,000)
  Loss on settlement of contract                          (366,000)           -
  Loss on disposal of assets                                     -      (25,000)
                                                       -----------  -----------
      Total other income (expenses)                       (518,000)    (311,000)

Income (loss) before income taxes and minority interest   (324,000)      61,000

Income tax expense (benefit)                               (94,000)     196,000
                                                       -----------  -----------

Net income (loss)                                         (230,000)    (135,000)

Dividends on preferred stock                               (36,000)     (36,000)
                                                       -----------  -----------

Net income (loss) available for common stockholders    $  (266,000) $  (171,000)
                                                       ===========  ===========

Earnings (loss) per common share - basic and diluted   $      (.07) $      (.05)
                                                       ===========  ===========

Weighted average shares outstanding                      3,640,647    3,782,844
                                                       ===========  ===========

               See notes to consolidated financial statements.

                       U.S. PAWN, INC. AND SUBSIDIARIES

           Consolidated Statement of Changes in Stockholders' Equity
                    Years Ended December 31, 1999 and 1998

                                          Preferred Stock         Common Stock
                                         -----------------  ------------------------   Retained
                                         Shares   Amount      Shares       Amount      Earnings      Total
                                         ------  ---------  ----------  ------------  ----------  -----------
Balance at December 31, 1997             37,800   $378,000  3,772,779    $5,492,000   $ 987,000    $6,857,000

Exercise of common stock options             --         --      8,875        16,000          --        16,000

Exercise of common stock warrants            --         --     50,500       151,000          --       151,000

Repurchase of common stock                   --         --   (146,744)     (196,000)         --      (196,000)

Stock issuance costs                         --         --         --        (1,000)         --        (1,000)

Dividends on preferred stock                 --         --         --            --     (36,000)      (36,000)

Net loss                                     --         --         --            --    (135,000)     (135,000)
                                         ------  ---------  ---------    ----------   ---------    ----------

Balance at December 31, 1998             37,800    378,000  3,685,410     5,462,000     816,000     6,656,000

Repurchase of common stock including
 transaction costs                           --         --   (358,500)     (592,000)         --      (592,000)


Dividends on preferred stock                 --         --         --                   (36,000)      (36,000)

Exercise of common stock options             --         --        875         1,000          --         1,000

Net loss                                     --         --         --            --    (230,000)     (230,000)
                                         ------  ---------  ---------    ----------   ---------    ----------

                                         37,800   $378,000  3,327,785    $4,871,000   $ 550,000    $5,799,000
                                         ======  =========  =========    ==========   =========    ==========

                See notes to consolidated financial statements.

                       U.S. PAWN, INC. AND SUBSIDIARIES

                     Consolidated Statements of Cash Flows

                                                                               For the Years Ended
                                                                                   December 31,
                                                                            ---------------------------
                                                                               1999            1998
                                                                            -----------     -----------
Cash flows from operating activities
 Net income (loss)                                                          $  (230,000)    $  (135,000)
                                                                            -----------     -----------
 Adjustments to reconcile net income (loss) to net cash provided (used)
   by operating activities:
  Loss on disposal of fixed assets                                                   --          25,000
  Allowance for inventory obsolescence                                           32,000         (24,000)
  Depreciation and amortization                                                 343,000         534,000
  Deferred income taxes                                                          15,000          (7,000)
  Changes in:
   Service charges receivable                                                  (105,000)         76,000
   Inventory                                                                   (390,000)        578,000
   Accounts receivable                                                            1,000         (10,000)
   Income taxes receivable                                                      (62,000)        194,000
   Prepaid expenses and other                                                  (122,000)        (10,000)
   Accounts payable                                                             116,000           6,000
   Accrued expenses                                                             (43,000)        (86,000)
   Customer layaway deposits                                                         --         (37,000)
                                                                            -----------     -----------
                                                                               (215,000)      1,239,000
                                                                            -----------     -----------
     Net cash provided (used) by operating activities                          (445,000)      1,104,000
                                                                            -----------     -----------

Cash flows from investing activities
 Pawn loans made                                                             (9,158,000)     (9,644,000)
 Pawn loans repaid                                                            5,953,000       6,929,000
 Pawn loans forfeited                                                         3,127,000       3,371,000
 Proceeds from sale of equipment                                                     --          (9,000)
 Purchase of property and equipment                                            (132,000)        (68,000)
 Proceeds from sale of pawnshop                                                      --         632,000
 Other assets                                                                     1,000              --
 Purchase of minority interest in subsidiary                                         --         (15,000)
                                                                            -----------     -----------
     Net cash provided (used) by investing activities                          (209,000)      1,196,000
                                                                            -----------     -----------

Cash flows from financing activities
 Net activity on line-of-credit                                                 942,000        (637,000)
 Dividends paid                                                                 (36,000)        (36,000)
 Issuance of notes payable and long-term debt                                    62,000          42,000
 Payments on notes payable and long-term debt                                   (90,000)       (669,000)
 Issuance of notes payable-related parties                                      156,000          10,000
 Payments on notes payable-related parties                                     (106,000)       (940,000)
 Net proceeds from exercise of options and warrants, net of offering costs
                                                                                  1,000         166,000
 Repurchase of common stock including transaction costs                        (592,000)       (196,000)
                                                                            -----------     -----------
     Net cash provided (used) by financing activities                           337,000      (2,260,000)
                                                                            -----------     -----------

Net increase in cash                                                           (317,000)         40,000

Cash, beginning of year                                                         831,000         791,000
                                                                            -----------     -----------

Cash, end of year                                                           $   514,000     $   831,000
                                                                            ===========     ===========

                See notes to consolidated financial statements.

                       U.S. PAWN, INC. AND SUBSIDIARIES

                  Notes to Consolidated Financial Statements


Note 1 - Organization and Summary of Significant Accounting Policies
--------------------------------------------------------------------

U.S. Pawn, Inc., (the Company) was incorporated in the State of Colorado in March 1980. The Company is engaged in acquiring, establishing and operating pawnshops which lend money on the security of pledged tangible personal property to residents of Colorado, Wyoming, Nevada and Nebraska. In addition, the Company offers for resale personal property from forfeited loans, as well as merchandise purchased directly from customers and vendors. As of December 31, 1999, the Company operated 12 pawnshops in Colorado and one pawnshop in Wyoming.

Principles of Consolidation
---------------------------

The Company and its subsidiaries in which it exercises control through majority ownership are consolidated, and all intercompany accounts and transactions are eliminated.

Pawn Loans and Income Recognition
---------------------------------

Pawn loans (loans) are generally made for a period of one to four months with an automatic extension period (loan term) on the pledge of tangible personal property. The pawn service charge is calculated as a percentage of the loan amount based on the size and duration of the loan. Pawn service charges on loans are recognized on a constant yield basis over the loan term.

If the loan is not repaid, the principal amount loaned plus accrued pawn service charges become the carrying value (cost) of the forfeited collateral (inventory) which is recoverable through sales to customers. Accordingly, the Company does not record loan losses or charge-offs on defaulted loans.

Acquisition Activity
--------------------

During 1999, the Company terminated an agreement to acquire another entity. The total costs associated with the attempted acquisition were $366,000 and these costs have been expensed during 1999.

Subsidiary Operations
---------------------

During 1999, the Company formed a wholly-owned subsidiary to develop an internet commerce site to offer for resale personal property from forfeitured loans, as well as merchandise purchased.

The subsidiary is still in the development stage as no significant revenues have been generated from its primary operations.

                       U.S. PAWN, INC. AND SUBSIDIARIES

                  Notes to Consolidated Financial Statements


Note 1 - Organization and Summary of Significant Accounting Policies (continued)
--------------------------------------------------------------------------------

Concentrations of Credit Risk
-----------------------------

There are no concentrations of credit risk, except for geographical concentrations, with respect to pawn loans receivable. Items that are pawned serve as collateral for the loan to the customer. Generally, 40% - 50% of the resale value of the item is loaned against the collateral. Therefore, if the loan forfeits, the Company can recover the loss on the loan by selling the collateral.

The Company maintains all cash in bank deposit accounts, which at times may exceed federally insured limits. The Company has not experienced a loss in such accounts.

Fair Values of Financial Instruments
------------------------------------

Pawn loans are outstanding for a relatively short period, generally 120 days or less. The rate of pawn service charges bears no relationship to interest rate market movements. Pawn loans may not be resold to anyone but a licensed pawnbroker. For these reasons, management believes that the fair value of pawn loans approximates their carrying value.

The Company's bank credit facilities bear interest at rates which adjust frequently based on market rate changes. Accordingly, management believes that the fair value of that debt approximates its carrying value. The fair value of investor notes payable was estimated based on market values for debt issues with similar characteristics, or interest rates currently available for debt with similar terms. Management believes the fair values of those debts approximate their carrying value.

Customer Layaways
-----------------

Interim payments from customers on layaway sales are classified as customer layaway deposits and subsequently recorded as income during the period in which the final payment is received or when the deposit is forfeited.

Inventory
---------

Inventory consists of merchandise acquired from forfeited loans, merchandise purchased directly from the public and new merchandise purchased from vendors. Inventory is stated at the lower of cost (specific identification) or market.

Property, Equipment and Vehicles
--------------------------------

Property, equipment and vehicles are recorded at cost. Depreciation and amortization expense is generally provided on a straight-line basis using estimated useful lives of 5 years for vehicles, 5-10 years for equipment, 7-15 years for leasehold improvements and 15-39 years for buildings. Depreciation and amortization expense of property and equipment was $301,000 and $291,000 for the years ended December 31, 1999 and 1998, respectively.

                       U.S. PAWN, INC. AND SUBSIDIARIES

                  Notes to Consolidated Financial Statements


Note 1 - Organization and Summary of Significant Accounting Policies (continued)
--------------------------------------------------------------------------------

Intangible Assets
-----------------

Intangible assets consist primarily of costs in excess of net assets of pawnshops acquired and noncompete agreements with the previous owners of pawnshops acquired. The costs in excess of net assets acquired and the noncompete agreements are amortized on a straight-line basis over 10 years and over the term of the agreements of 5 to 10 years, respectively. Recoverability is reviewed annually or sooner if events or circumstances indicate that the carrying amount may exceed fair value. Recoverability is then determined by comparing the undiscounted net cash flows of the assets to which goodwill applies to the net book value including goodwill of those assets. The analysis involves significant management judgment to evaluate the capacity of an acquired business to perform within projections. Amortization expense of intangible assets for 1999 was $44,000 and for 1998 was $243,000 of which $186,000 relates to the write-off of goodwill related to certain pawnshop locations abandoned and consolidated into other operations during 1998.

Software Development Costs
--------------------------

Direct costs incurred in the development of software are capitalized once the preliminary project stage is complete, management has committed to funding the project and completion and use of the software for its intended purpose are probable. The Company ceases capitalization of development costs once the software has been substantially completed and is ready for its intended use. Software development costs are amortized over their estimated useful lives of 3 years. Costs associated with upgrades and enhancements that result in additional functionality are capitalized.

Advertising Costs
-----------------

The Company expenses all advertising costs as incurred.

Income Taxes
------------

Deferred income taxes are recorded to reflect the tax consequences in future years of temporary differences between the tax basis of the assets and liabilities and their financial statement amounts at the end of each reporting period. Valuation allowances will be established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is the tax payable for the current period and the change during the period in deferred tax assets and liabilities. The deferred tax assets and liabilities have been netted to reflect the tax impact of temporary differences.

                       U.S. PAWN, INC. AND SUBSIDIARIES

                  Notes to Consolidated Financial Statements


Note 1 - Organization and Summary of Significant Accounting Policies (continued)
--------------------------------------------------------------------------------

Earnings (Loss) Per Common Share
--------------------------------

Basic earnings (loss) per common share is computed based upon the weighted average number of common shares outstanding during the period. Diluted earnings per share consists of the weighted average number of common shares outstanding plus the dilutive effects of options and warrants calculated using the treasury stock method. In loss periods, dilutive common equivalent shares are excluded as the effect would be anti-dilutive.

Stock Options
-------------

The Company applies Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APB 25), and related interpretations in accounting for all stock option plans. Under APB 25, no compensation cost has been recognized for stock options granted to employees when the option price equals or exceeds the market price of the underlying common stock on the date of grant.

Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" (SFAS 123), requires the Company to provide pro forma information regarding net income as if compensation cost for the Company's stock option plans had been determined in accordance with the fair value based method prescribed in SFAS 123. To provide the required pro forma information, the Company estimates the fair value of each stock option at the grant date by using the Black-Scholes option-pricing model.

Use of Estimates in the Preparation of Financial Statements
-----------------------------------------------------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates and assumptions.

Management of the Company has determined that a reserve for obsolescence of inventory is necessary in order to reflect a value for inventory that is not in excess of net realizable value. Management has calculated an estimate of the net realizable value of inventory and has recognized an allowance of approximately $158,000 and $190,000 at December 31, 1999 and 1998, respectively, in the accompanying financial statements. Actual net realizable value may differ from these results.

Reclassifications
-----------------

Certain balances in the December 31, 1998 financial statements have been reclassified to conform to the December 31, 1999 presentation.

                       U.S. PAWN, INC. AND SUBSIDIARIES

                  Notes to Consolidated Financial Statements


Note 2 - Property and Equipment
-------------------------------

Property and equipment consist of the following:

                                                            December 31,
                                                     --------------------------
                                                         1999          1998
                                                     -----------    -----------

Land                                                 $   236,000    $   236,000
Buildings                                                546,000        546,000
Equipment and vehicles                                 1,168,000      1,095,000
Leasehold improvements                                   895,000        835,000
                                                     -----------    -----------
                                                       2,845,000      2,712,000
Less accumulated depreciation and amortization        (1,439,000)    (1,138,000)
                                                     -----------    -----------

                                                     $ 1,406,000    $ 1,574,000
                                                     ===========    ===========

Note 3 - Intangible Assets
--------------------------

Intangible assets consist of the following:

                                                            December 31,
                                                     --------------------------
                                                         1999          1998
                                                     -----------    -----------

Goodwill                                             $   603,000    $   603,000
Acquisition costs                                         45,000         45,000
Non-compete agreements                                    67,000         67,000
                                                     -----------    -----------
                                                         715,000        715,000
Less accumulated amortization                           (430,000)      (387,000)
                                                     -----------    -----------

                                                     $   285,000    $   328,000
                                                     ===========    ===========

Note 4 - Accrued Expenses
-------------------------

Accrued expenses consist of the following:

                                                            December 31,
                                                     --------------------------
                                                         1999          1998
                                                     -----------    -----------

Accrued salaries and payroll taxes                   $   135,000    $   132,000
Accrued property and sales taxes                         103,000         92,000
Accrued interest-related parties                           1,000          2,000
Accrued lease abandonment costs                           40,000        114,000
Other                                                     86,000         68,000
                                                     -----------    -----------

                                                     $   365,000    $   408,000
                                                     ===========    ===========

                       U.S. PAWN, INC. AND SUBSIDIARIES

                  Notes to Consolidated Financial Statements


Note 5 - Notes Payable - Related Parties
----------------------------------------

The Company has notes payable to related parties, who are stockholders or family members of stockholders, totaling $186,000 and $136,000 as of December 31, 1999 and 1998, respectively. These notes have interest rates of 10% to 15% per annum, and are unsecured. Interest is due monthly. As a condition of several notes payable agreements, the Company issued warrants to purchase 9,000 shares of the Company's common stock, exercisable at $4.00 per share through 1999. A deferred charge of $10,000 has been recorded for the value of the warrants and is being amortized over the term of the loan, which is three years. Amortization of $3,000 was expensed as interest expense for each of the years ended December 31, 1999 and 1998, respectively. These warrants were fully amortized at December 31, 1999.


Note 6 - Line-of-Credit and Notes Payable
-----------------------------------------

Line-of-credit consists of the following:

                                                             December 31,
                                                     --------------------------
                                                        1999           1998
                                                     -----------    -----------
$2,500,000 line-of-credit to a bank, interest at
 prime plus 3% (11.5% at December 31, 1999).
 Interest payable monthly, principal at maturity
 August 2001.  Collateralized by substantially all
 assets of the Company.                              $   942,000    $        --
                                                     ===========    ===========

Notes payable consist of the following:

                                                             December 31,
                                                     --------------------------
                                                        1999            1998
                                                     -----------    -----------
Note payable to a finance company, paid in full
 during 1999.                                        $        --    $    62,000

Note payable to an individual; interest at 15%
 per annum due monthly; principal due at maturity
 - April 2002; unsecured.                                450,000        450,000

Note payable to an individual; interest rate of
 12% per annum; principal and interest of $2,547
 due monthly; matures August 2002; collateralized
 by real estate.                                         215,000        219,000

Notes payable to various individuals; interest rate
 of 10% per annum; due monthly; matures October
 2000; unsecured.                                         42,000         42,000

                       U.S. PAWN, INC. AND SUBSIDIARIES

                  Notes to Consolidated Financial Statements


Notes 6 - Line-of-Credit and Notes Payable (continued)
------------------------------------------------------

                                                             December 31,
                                                     --------------------------
                                                        1999            1998
                                                     -----------    -----------
Note payable to a finance company due July 2000;
 interest rate of 9.0% per annum; principal and
 interest of $5,754 due monthly; matures July
 2000; unsecured.                                         38,000             --
                                                     -----------    -----------
                                                         745,000        773,000
     Less current portion                                (85,000)      (108,000)
                                                     -----------    -----------

                                                     $   660,000    $   665,000
                                                     ===========    ===========

Maturities of notes payable are as follows:

Year Ending December 31,
------------------------

       2000                                          $    85,000
       2001                                                6,000
       2002                                              456,000
       2003                                                7,000
       2004                                                8,000
       Thereafter                                        183,000
                                                     -----------

                                                     $   745,000
                                                     ===========


Note 7 - Commitments and Contingencies
--------------------------------------

Operating Leases
----------------

The Company leases a pawnshop facility from a stockholder and leases its other pawnshop facilities from unrelated parties under operating leases expiring in various years through 2006. Utilities, insurance and taxes are paid by the Company for all of the pawnshop facilities. The majority of the operating leases provide for an option to renew for one additional period of five years at the fair market value at the time of renewal.

                       U.S. PAWN, INC. AND SUBSIDIARIES

                  Notes to Consolidated Financial Statements


Note 7 - Commitments and Contingencies (continued)
--------------------------------------------------

Operating Leases (continued)
----------------------------

Future minimum lease payments under noncancelable leases are as follows:

                                            Related    Non-Related
Year Ending December 31,                     Party       Parties       Total
------------------------                   ----------  -----------  ----------

       2000                                $   36,000  $   447,000  $  483,000
       2001                                    37,000      422,000     459,000
       2002                                    39,000      331,000     370,000
       2003                                    19,000      227,000     246,000
       2004                                         -      201,000     201,000
       Thereafter                                   -      102,000     102,000
                                           ----------  -----------  ----------

                                           $  131,000  $ 1,730,000  $1,861,000
                                           ==========  ===========  ==========

Total future minimum lease payments above do not include a reduction of $107,000 for noncancelable sublease payments.

Rent expense was $599,000 and $568,000, for the years ended December 31, 1999 and 1998, respectively. Included in rent expense were amounts paid to a stockholder of $36,000 for 1999 and for 1998 and sublease income of $53,000 and $42,000, respectively.

Litigation
----------

The Company is a party to a number of lawsuits arising in the normal course of business. In the opinion of management, the resolution of these matters will not have a material adverse effect on the Company's financial position.

Insurance
---------

For the most part, the Company does not maintain theft insurance for personal property losses as management believes that the risk of loss does not justify the premium cost of coverage. Insurance is provided to insure against casualty loss, employee dishonesty and general business liability claims. Costs resulting from uninsured property losses will be charged against income upon occurrence. No material amounts for uninsured property losses were charged to operations for any of the periods presented.

                       U.S. PAWN, INC. AND SUBSIDIARIES

                  Notes to Consolidated Financial Statements


Note 7 - Commitments and Contingencies (continued)
--------------------------------------------------

Employment Agreements
---------------------

The Company has entered into employment agreements with two officers of the Company. The agreements include annual salary requirements which total $240,000 per annum and have incentive compensation provisions. The agreements expire in December 2000 and December 2001.


Note 8 - Income Taxes
---------------------

The components of deferred tax assets and (liabilities) are as follows:

                                                          December 31,
                                                   ---------------------------
                                                       1999           1998
                                                   ------------   ------------

Total deferred tax assets                          $     58,000   $     81,000
Total deferred tax (liabilities)                              -         (8,000)
                                                   ------------   ------------

        Net deferred tax assets (liabilities)      $     58,000   $     73,000
                                                   ============   ============

The tax effects of temporary differences that give rise to deferred tax assets and (liabilities) are as follows:

                                                          December 31,
                                                   ---------------------------
Temporary differences:                                 1999           1998
                                                   ------------   ------------

  Abandonment of leases                            $     62,000   $     43,000
  Change in tax accounting method for service
     charges receivable                                  (6,000)        (8,000)
  Property and equipment                                (30,000)        (1,000)
  Inventory                                               1,000         25,000
  Other                                                  31,000         14,000
                                                   ------------   ------------

                                                   $     58,000   $     73,000
                                                   ============   ============

                        U.S. PAWN, INC. AND SUBSIDIARIES

                  Notes to Consolidated Financial Statements


Note 8 - Income Taxes (continued)
---------------------------------

Income tax expense (benefit) consists of the following:

                                                          Years Ended
                                                          December 31,
                                                   ---------------------------
                                                       1999           1998
                                                   ------------   ------------

Current                                            $   (109,000)  $    203,000
Deferred                                                 15,000         (7,000)
                                                   ------------   ------------

                                                   $    (94,000)  $    196,000
                                                   ============   ============

The following is a reconciliation of the amount of income tax expense that would result from applying the statutory federal income tax rates to pre-tax income and the reported amount of income tax expense:

                                                          Years Ended
                                                          December 31,
                                                   ---------------------------
                                                       1999           1998
                                                   ------------   ------------

Tax expense (benefit) at federal statutory rates   $   (110,000)  $     21,000
  Goodwill amortization                                       -         20,000
  Non deductible items                                    9,000          6,000
  State tax, net of federal benefit                      11,000         17,000
  Sale of pawnshop                                            -        119,000
  Other                                                  (4,000)        13,000
                                                   ------------   ------------

                                                   $    (94,000)  $    196,000
                                                   ============   ============


Note 9 - Redeemable Preferred Stock
-----------------------------------

The Company has authorized 1,000,000 shares of $10 par value, redeemable preferred stock. The preferred stock is redeemable only at the Company's option at par value. The preferred stock is nonvoting, cumulative, pays a monthly dividend at an annual rate of 9.5% and has the same rights in the event of liquidation as the common stockholders.

                       U.S. PAWN, INC. AND SUBSIDIARIES

                  Notes to Consolidated Financial Statements


Note 10 - Common Stock, Options and Warrants
--------------------------------------------

Warrants
--------

In connection with a July 1993 private placement offering, the Company issued to an underwriter warrants to purchase up to 125,000 shares of common stock until July 31, 1998 at an exercise price of $3.00 per share. In July 1998, 50,500 warrants were exercised and the remaining warrants expired.

In connection with $300,000 of notes payable issued during 1996, the Company issued warrants to purchase up to 9,000 shares of the Company's common stock for an exercise price of $4.00 per share through 1999. No warrants were exercised when they expired in 1999.

A summary of the status of the Company's warrants follows:

                                                               December 31,
                                               ------------------------------------------------
                                                       1999                      1998
                                               --------------------     -----------------------

                                                           Weighted                    Weighted
                                                           Average                     Average
                                               Number of   Exercise     Number of      Exercise
                                                Shares      Price        Shares        Price
                                               ---------   --------     ---------      --------
Outstanding at beginning of year                   9,000       4.00       134,000      $   3.07
     Granted                                           -          -             -             -
     Exercised                                         -          -       (50,500)         3.00
     Canceled                                      9,000       4.00       (74,500)         3.00
                                               ---------   --------     ---------      --------

Outstanding and exercisable at end of year             -          -         9,000      $   4.00
                                               =========   ========     =========      ========

Stock-Based Compensation Plans
------------------------------

The Company's stock option plans provide for the granting of stock options to employees, key employees, consultants and directors. Under the plans, the Company has reserved 1,452,500 shares of common stock for issuance at prices not less than the fair market value at the date of grant. For options granted to an employee owning shares of common stock possessing more than 10% of the total combined voting power of all classes of the Company's common stock, the option price shall not be less than 110% of the fair market value of the common stock, on the date of grant. The maximum term of the options is ten years and all plans are fully vested at December 31, 1999.

                       U.S. PAWN, INC. AND SUBSIDIARIES

                  Notes to Consolidated Financial Statements


Note 10 - Common Stock, Options and Warrants (continued)
--------------------------------------------------------

Stock-Based Compensation Plans (continued)
------------------------------------------

A summary of the status of the Company's stock option plans follows:

                                                               December 31,
                                               ------------------------------------------------
                                                       1999                      1998
                                               --------------------     -----------------------

                                                           Weighted                    Weighted
                                                           Average                     Average
                                               Number of   Exercise     Number of      Exercise
                                                Shares      Price        Shares        Price
                                               ---------   --------     ---------      --------
Outstanding at beginning of year                 296,542       2.89       324,500          2.71
 Granted                                         167,500       1.64        40,000          3.50
 Exercised                                          (875)      1.13        (8,875)         1.76
 Canceled                                        (40,000)      3.43       (59,083)         1.70
                                               ---------   --------     ---------      --------

Outstanding and exercisable at end of year       423,167       2.35       296,542      $   2.89
                                               =========   ========     =========      ========

Options available for future grant                91,209                  218,709
                                               =========                =========

Weighted average fair value of options
 granted during the year                       $     .35                $     .88
                                               =========                =========

The following information summarizes stock options outstanding and exercisable at December 31, 1999:

                                                                    Weighted
                                                      Weighted       Average
                                                      Average       Remaining
                                        Number of     Exercise     Contractual
Range of exercise prices                 Options       Price           Life
------------------------                ---------     --------     -----------

 $1.13 to $1.70                           147,875     $   1.41            8.57
 $1.70 to $3.24                           217,667         2.61            6.67
 $3.25 to $5.13                            57,625         3.77            7.25
---------------                         ---------     --------     -----------

 $1.13 to $5.13                           423,167     $   2.35            7.41
===============                         =========     ========     ===========

                        U.S. PAWN, INC. AND SUBSIDIARIES

                  Notes to Consolidated Financial Statements


Note 10 - Common Stock, Options and Warrants (continued)
--------------------------------------------------------

Stock-Based Compensation Plans (continued)
------------------------------------------

The weighted average fair value of options granted are as follows:

                                                                      Weighted
                                                                      Average
                                                         Number of       Fair
                                                          Options       Value
                                                         ---------    --------

Granted during the year ended December 31, 1998
   Less than fair value                                          -           -
   Equal to fair value                                      40,000         .88
   Greater than fair value                                       -           -
                                                         ---------
                                                            40,000
Granted during the year ended December 31, 1999
   Less than fair value                                          -           -
   Equal to fair value                                     130,000         .35
   Greater than fair value                                  37,500         .34
                                                         ---------

                                                           167,500
                                                         =========

Had compensation cost for these plans been determined based on their fair value at the date of grant pursuant to SFAS 123, net income (loss) and earnings (loss) per share would have been reduced to the pro forma amounts indicated as follows (in thousands except for per share data):

                                                            December 31,
                                                      -------------------------
                                                         1999           1998
                                                      ----------     ----------

Net income (loss) - as reported                       $ (230,000)    $ (135,000)
Net income (loss) - pro forma                         $ (288,000)    $ (207,000)
Earnings (loss) per share - basic and
 assuming dilution as reported                        $     (.07)    $     (.05)
Earnings (loss) per share - pro forma                 $     (.08)    $     (.05)

The fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model with the following assumptions: expected dividend yield is 0%, expected stock price volatility is 45.0%, risk free interest rate is 6.0% and expected life of options is 1.5 years.

                       U.S. PAWN, INC. AND SUBSIDIARIES

                  Notes to Consolidated Financial Statements


Note 10 - Common Stock, Options and Warrants (continued)
--------------------------------------------------------

Earnings (Loss) Per Share
-------------------------

The following table sets forth the computation of earnings (loss) per common share:

                                                              Years Ended
                                                              December 31,
                                                         ----------------------
Numerator:                                                  1999        1998
                                                         ----------  ----------

  Net income (loss) available for common stockholders    $ (266,000) $ (171,000)
                                                         ==========  ==========

Denominator:
   Denominator for basic earnings per share - weighted
    average shares                                        3,640,647   3,782,844
   Effect of dilutive securities:
   Stock options and warrants                                     -           -
                                                         ----------  ----------
   Denominator for diluted earnings per share - adjusted
    weighted average shares and assumed conversions       3,640,647   3,782,844
                                                         ==========  ==========

Earnings (loss) per common share - basic and assuming
 dilution                                                $     (.07) $     (.05)
                                                         ==========  ==========

The numerators for earnings (loss) per common share consists of net income
(loss) adjusted only for dividends paid to preferred stockholders.

The Company approved a plan to repurchase up to 500,000 shares of the Company's common stock through December 31, 1999. During 1999 and 1998, the Company repurchased 358,500 and 141,500, respectively, shares from the open market. In addition, the Company may repurchase up to 37,800 shares of preferred stock at par value of $10.


Note 11 - Related Party Transactions
------------------------------------

In addition to transactions with related parties discussed throughout the notes to financial statements, the following related party transactions have occurred:

Certain stockholders/directors of the Company are attorneys who have provided certain legal services to the Company. Legal fees incurred totaled approximately $76,000 and $4,000, for the years ended December 31, 1999 and 1998, respectively.

                       U.S. PAWN, INC. AND SUBSIDIARIES

                  Notes to Consolidated Financial Statements


Note 12 - Supplemental Information to Statement of Cash Flows for Noncash
-------------------------------------------------------------------------
Investing and Financing Activities
----------------------------------

                                                     For the Years Ended
                                                         December 31,
                                                  ----------------------------
                                                     1999             1998
                                                  -----------     ------------

Cash paid during the year for interest            $   142,000     $    283,000
                                                  ===========     ============

Cash paid during the year for income taxes        $         -     $          -
                                                  ===========     ============

                            U. S. Remodelers, Inc.
                          Consolidated Balance Sheets
                                  (unaudited)

                                                                          September 30,          December 31,
                                                                               2000                 1999
                                                                          -----------------------------------
Assets
Current assets:
 Cash and cash equivalents                                                $   2,305,139         $   2,236,281
 Accounts receivable, net of allowance for doubtful
  accounts of $59,330 and $65,500                                               959,929               842,243
 Inventory                                                                    1,310,120             1,189,128
 Prepaid expenses                                                               538,465               304,806
                                                                          -----------------------------------
Total current assets                                                          5,113,653             4,572,458

Property, plant and equipment, net                                            1,866,155             2,146,555
Other assets                                                                     79,998                80,153
                                                                          -----------------------------------
Total assets                                                              $   7,059,806         $   6,799,166
                                                                          ===================================

Liabilities and Stockholders' Equity
Current liabilities:
 Accounts payable                                                         $   1,123,820         $     922,954
 Customer deposits                                                              785,092               664,652
 Accrued wages, commissions and bonuses                                         588,905               599,984
 Current portion of long-term debt                                              169,112               473,541
 Current portion of capital lease obligations                                   164,034               145,073
 Other accrued liabilities                                                      898,986               726,729
                                                                          -----------------------------------
Total current liabilities                                                     3,729,949             3,532,933

Long-term debt, net of current portion                                          395,968               518,265
Long-term capital lease obligations, net of current portion                     548,537               674,630
Notes payable - related parties                                                       -             1,090,000

Commitments and contingencies

Redeemable preferred stock - $.01 par value, 56,000 and 72,000
 shares issued and outstanding, liquidation value $10 per share                 560,000               720,000

Stockholders' equity:
 Preferred stock - $.01 par value, 100,000 shares authorized,
  56,000 and 72,000 redeemable preferred shares outstanding                           -                     -
 Common stock - $.01 par value, 14,900,000 shares authorized,
  3,333,333 shares issued and outstanding at September 30, 2000
  and December 31, 1999, respectively                                            33,333                33,333

 Additional capital                                                           1,811,171             1,863,838
 Accumulated deficit                                                            (19,152)           (1,633,833)
                                                                          -----------------------------------
Total stockholders' equity                                                    1,825,352               263,338
                                                                          -----------------------------------

Total liabilities and stockholders' equity                                $   7,059,806         $   6,799,166
                                                                          ===================================

See accompanying notes.

                            U. S. Remodelers, Inc.
                     Consolidated Statement of Operations
                                  (unaudited)

                                                      Three Months Ended September 30,
                                                          2000               1999
                                                       -----------------------------
Contract revenue and commission fee income             $9,153,371         $8,957,152
Cost of goods sold                                      4,077,210          3,868,433
                                                       -----------------------------
Gross profit                                            5,076,161          5,088,719

Operating expenses:
 Branch operating                                         331,004            349,847
 Sales and marketing                                    3,225,403          3,821,670
 License fees                                             220,129            153,795
 General and administrative                               709,814            611,216
                                                       -----------------------------
Net operating income                                      589,811            152,191

Other income (expense), net                                   269            (71,746)
                                                       -----------------------------


Income before income taxes                                590,080             80,445
Income taxes                                              255,400                  -
                                                       -----------------------------
Net income                                             $  334,680         $   80,445
                                                       =============================


Net income per common share - basic and diluted        $     0.10         $     0.03
                                                       =============================
Weighted average shares outstanding                     3,333,333          2,500,000
                                                       =============================

See accompanying notes.

                            U. S. Remodelers, Inc.
                     Consolidated Statement of Operations
                                  (unaudited)

                                                       Nine Months Ended September 30,
                                                           2000               1999
                                                       -------------------------------
Contract revenue and commission fee income             $28,625,386         $23,406,039
Cost of goods sold                                      13,018,158          10,227,607
                                                       -------------------------------
Gross profit                                            15,607,228          13,178,432

Operating expenses:
 Branch operating                                        1,065,167           1,081,377
 Sales and marketing                                     9,735,975          10,405,895
 License fees                                              554,336             378,532
 General and administrative                              2,205,222           1,922,900
                                                       -------------------------------
Net operating income (loss)                              2,046,528            (610,272)

Other expense, net                                         (96,447)           (209,288)
                                                       -------------------------------

Income (loss) before income taxes                        1,950,081            (819,560)
Income taxes                                               335,400              14,082
                                                       -------------------------------
Net income (loss)                                      $ 1,614,681         $  (833,642)
                                                       ===============================

Net income (loss) per common share - basic and diluted $      0.47         $     (0.37)
                                                       ===============================
Weighted average shares outstanding                      3,333,333           2,500,000
                                                       ===============================

See accompanying notes.

                            U. S. Remodelers, Inc.
                Consolidated Statement of Stockholders' Equity
                                  (unaudited)

                                                                                                                 Total
                                            Common Stock    Additional   Accumulated    Treasury Stock       Stockholders'
                                          Shares    Amount    Capital      Deficit     Shares    Amount          Equity
                                        ---------- -------- ----------  ------------- --------  --------     -------------
Balance at December 31, 1997            2,476,480   24,765  $1,146,473   $(1,447,375)   4,250   $(2,500)        $ (278,637)
 Accrued dividends -
 Redeemable Preferred Stock                    --       --     (80,004)           --       --        --            (80,004)
 Accretion on Preferred Stock                  --       --     (71,173)           --       --        --            (71,173)
 Issuance of Common Stock                  23,520      235      13,594            --   (4,250)    2,500             16,329
 Net loss                                      --       --          --      (478,879)      --        --           (478,879)
                                        ----------------------------------------------------------------------------------
Balance, December 31, 1998              2,500,000   25,000   1,008,890    (1,926,254)      --        --           (892,364)
 Accrued dividends -
  Redeemable Preferred Stock                   --       --     (76,000)           --       --        --            (76,000)
 Accretion on Preferred Stock                  --       --     (38,862)           --       --        --            (38,862)
 Issuance of Common Stock                 833,333    8,333     969,810            --       --        --            978,143
 Net income                                    --       --          --       292,421       --        --            292,421
                                        ----------------------------------------------------------------------------------
Balance at December 31, 1999            3,333,333  $33,333  $1,863,838   $(1,633,833)      --   $    --         $  263,338
                                        ==================================================================================
 Accrued dividends -
  Redeemable Preferred Stock                   --       --     (52,667)           --       --        --            (52,667)
 Net income                                    --       --          --     1,614,681       --        --          1,614,681
                                        ----------------------------------------------------------------------------------
Balance at September 30, 2000           3,333,333  $33,333  $1,811,171   $   (19,152)      --   $    --         $1,825,352
                                        ==================================================================================

See accompanying notes.

                            U. S. Remodelers, Inc.
                     Consolidated Statement of Cash Flows
                                  (unaudited)

                                                                 Three Months Ended September 30,
                                                                      2000               1999
                                                                  -------------------------------
Operating Activities
Net income                                                        $  334,680           $   80,445
Adjustments to reconcile net income (loss) to net cash
provided by (used in) operating activities:
  Depreciation                                                       100,765              106,478
  Provision for doubtful accounts                                     15,000                   --
  Changes in operating assets and liabilities:
   Accounts receivable                                               (76,859)            (163,552)
   Inventory                                                          73,322             (208,700)
   Prepaid expenses                                                  (81,330)             (73,625)
   Accounts payable                                                   35,104              111,596
   Other assets and liabilities                                       (6,527)             239,397
                                                                  -------------------------------
Net cash provided by operating activities                            394,155               92,039
                                                                  -------------------------------

Investing Activities
Capital expenditures, net of disposal                                (20,662)              (7,290)
                                                                  -------------------------------
Net cash used in investing activities                                (20,662)              (7,290)
                                                                  -------------------------------

Financing Activities
Net borrowings of long-term debt                                     (81,759)             (19,049)
Dividends on preferred stock                                          (2,277)                  --
                                                                  -------------------------------
Net cash used in financing activities                                (84,036)             (19,049)
                                                                  -------------------------------

Net increase in cash                                                 289,457               65,700
Cash and cash equivalents at beginning of period                   2,015,682              984,922
                                                                  -------------------------------
Cash and cash equivalents at end of period                        $2,305,139           $1,050,622
                                                                  ===============================

See accompanying notes.

                            U. S. Remodelers, Inc.
                     Consolidated Statement of Cash Flows
                                  (unaudited)

                                                                  Nine Months Ended September 30,
                                                                     2000                1999
                                                                  -------------------------------
Operating Activities
Net income (loss)                                                 $ 1,614,681          $ (833,642)
Adjustments to reconcile net income (loss) to net cash
provided by (used in) operating activities:
  Depreciation                                                        316,739             315,598
  Provision for doubtful accounts                                      25,000                  --
  Other non-cash                                                        5,443                  --
  Changes in operating assets and liabilities:
   Accounts receivable                                               (142,686)           (507,385)
   Inventory                                                         (120,992)           (345,337)
   Prepaid expenses                                                  (233,659)            (81,473)
   Accounts payable                                                   321,306           1,439,650
   Other assets and liabilities                                       162,143             378,646
                                                                  -------------------------------
Net cash provided by operating activities                           1,947,975             366,057
                                                                  -------------------------------

Investing Activities
Capital expenditures, net of disposal                                 (41,781)            (27,757)
                                                                  -------------------------------
Net cash used in investing activities                                 (41,781)            (27,757)
                                                                  -------------------------------

Financing Activities
Net borrowings of long-term debt                                     (533,858)            (40,927)
Net borrowings from related parties                                (1,090,000)                 --
Dividends on preferred stock                                          (53,478)                 --
Redemption of preferred stock                                        (160,000)                 --
                                                                  -------------------------------
Net cash used in financing activities                              (1,837,336)            (40,927)
                                                                  -------------------------------

Net increase in cash                                                   68,858             297,373
Cash and cash equivalents at beginning of period                    2,236,281             753,249
                                                                  -------------------------------
Cash and cash equivalents at end of period                        $ 2,305,139          $1,050,622
                                                                  ===============================

See accompanying notes.

                            U. S. Remodelers, Inc.
                  Notes to Consolidated Financial Statements
                              September 30, 2000


1. Organization and Basis of Presentation

U. S. Remodelers, Inc. (the Company) is engaged, through direct consumer marketing, in the design, sales, manufacturer and installation of custom quality specialty home improvement products including kitchen cabinet refacing and bathroom remodeling products, and vinyl replacement windows. The Company operates in 13 major metropolitan areas in the United States and manufactures its own kitchen cabinet refacing products in its state-of-the-art manufacturing facility. The Company conducts a substantial portion of its direct consumer marketing under the trademarks and service marks "Century 21(TM) Cabinet Refacing" and "Century 21(TM) Home Improvements" under license agreements with TM Acquisition Corp. (TM) and HFS Licensing Inc. (HFS) pursuant to a master license agreement between Century 21 Real Estate Corporation and each of TM and HFS. The Company also conducts its business under the name "Facelifters(SM)."

The accompanying interim consolidated financial statements of the Company are unaudited; however, in the opinion of management these interim statements include all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the financial position, results of operations and cash flows. These financial statements should be read in conjunction with the consolidated annual financial statements and related notes thereto for the years ended December 31, 1999, 1998 and 1997. The consolidated financial statements include the accounts of U. S. Remodelers, Inc. and its wholly-owned subsidiary. All significant intercompany accounts and transactions are eliminated in consolidation.

2. Inventory

Inventories consisted of the following:

                                        September 30,   December 31,
                                            2000            1999
                                        ----------------------------

     Raw materials                      $    754,634    $    439,230
     Work-in-progress                        555,486         749,898
                                        ----------------------------
                                        $  1,310,120    $  1,189,128
                                        ============================

                            U. S. Remodelers, Inc.
            Notes to Consolidated Financial Statements (continued)


3. Plant and Equipment

Property, plant, and equipment are stated at cost and consisted of the following:

                              September 30,  December 31,   Depreciation
                                  2000          1999            Lives
                              ------------------------------------------

Land                          $     50,000   $    50,000         -
Buildings and improvements         690,135       690,135      39 years
Machinery and equipment          1,564,958     1,557,666     3-7 years
Furniture, fixtures and
 computer                          763,470       753,677     3-7 years
equipment
Leasehold improvements              97,220        83,420       3 years
                              --------------------------
                                 3,165,783     3,134,898
Less accumulated depreciation    1,299,628       988,343
                              --------------------------
                              $  1,866,155   $ 2,146,555
                              ==========================

4. Long Term Debt

Long term debt consisted of the following:

                                                  September 30,  December 31,
                                                       2000          1999
                                                  ---------------------------
6.0% Secured note payable due to WAMCO XXIV,
 Ltd. in monthly payments of principal and
 interest of $4,998 through April, 2002           $     90,390   $   130,308

Secured term note payable to Frost National
 Bank in 60 monthly principal payments of
 $8,611 through April 1, 2005                          465,000            --

Secured revolving credit facility payable to
 Finova Capital Corporation                                 --       314,499

Secured term note payable to Finova Capital
 Corporation in 23 monthly principal payments
 of $8,333 through March 1, 2000 and a final
 payment of $516,666 on April 1, 2000                       --       541,584

Other                                                    9,690         5,415
                                                  --------------------------
                                                       565,080       991,806
Less current portion                                   169,112       473,541
                                                  --------------------------
                                                  $    395,968   $   518,265
                                                  ==========================

                            U. S. Remodelers, Inc.
            Notes to Consolidated Financial Statements (continued)


4. Long Term Debt (continued)

In April 2000, the Company entered into an agreement with Frost National Bank (the "Frost Loan Agreement") consisting of a $516,666 term loan (the "Frost Term Loan") and a $600,000 revolving credit facility (the "Frost Revolving Credit Facility"). Proceeds from the Frost Term Loan were used to retire the term loan with Finova Capital Corporation. Concurrent with this refinancing, the Company utilized internal generated funds to retire the balance of the revolving credit facility with Finova Capital Corporation.

Principal payments under the Frost Term Loan consist of sixty (60) equal monthly payments of $8,611 through April 1, 2005. Borrowings and required payments under the Frost Revolving Credit Facility are based upon an asset formula involving accounts receivable and inventory. The Frost Revolving Credit Facility terminates July 1, 2001 at which time the principal and any accrued but unpaid interest is due and payable. At September 30, 2000 the Company had no outstanding borrowings under the Frost Revolving Credit Facility and, based upon the terms of the agreement, had a borrowing capacity of $600,000.

The Frost Loan Agreement contains both financial and non-financial covenants. The non-financial covenants require the Company to receive prior written consent from the lender before the Company guarantees or incurs any additional indebtedness, or merges or consolidates with any entity. Financial covenants require the Company to maintain a Debt Service Coverage Ratio of not less than 1.25, and a Funded Debt to Cash Flow Ratio of not more than 2.50. At September 30, 2000, the Company is in compliance with the covenants under the Frost Loan Agreement.

Interest on both the Frost Term Loan and the Frost Revolving Credit Facility is payable monthly at 1.50 and 1.00 percentage points above the Prime Rate, respectively.

The Frost Loan Agreement is secured by substantially all of the assets of the Company. In addition, a limited personal guaranty by Murray Gross, President and Chief Executive Officer of the Company, collateralizes the obligations. Certain stockholders of the Company have entered into an agreement with Mr. Gross indemnifying him against certain amounts paid as a result of such guaranty in an amount in excess of his pro rata stock ownership in the Company.

5. Notes Payable Related Parties

On March 16, 2000 the Company's Board of Directors authorized and approved the retirement of the Promissory Notes on June 30, 2000.

                            U. S. Remodelers, Inc.
            Notes to Consolidated Financial Statements (continued)


5. Notes Payable Related Parties (continued)

Interest expense under the Promissory Notes was approximately $0 and $52,000, and $26,000 and $78,000 for the three and nine month periods ended September 30, 2000 and 1999, respectively.

6. Commitments and Contingencies

Revolving Credit Agreement

The Company has an agreement with a financial institution which makes financing available to the Company's customers. The agreement provides the financial institution with the right of first refusal on all of the Company's customer credit applications. The customer executes a Revolving Credit Agreement with the lender and the lender pays the Company on completion of the installation. The Company's risk under the agreement is limited to its normal representations and warranties regarding material and workmanship.

Purchase Commitment

The Company has an agreement with a provider of long distance communication services for 36 months ending October, 2002. The agreement provides for certain minimum monthly usage fees whether or not the Company's actual usage exceeds these minimums. During the nine months ended September 30, 2000, in no month did these minimums exceed the Company's actual usage. Management does not expect that the minimums will exceed the Company's usage during the term of the agreement.

Litigation

The Company is subject to various legal proceedings and claims that arise in the ordinary course of business. In the opinion of management, the amount of ultimate liability with respect to these actions will not materially affect the financial position or results of operations of the Company.

Employment Agreements

During 1998, the Company entered into employment agreements with certain of its officers. The agreements are for a one year period and automatically extend for an additional year unless terminated by the officer or the Company. The agreements generally provide for annual salaries and for salary continuation for a specified number of months under certain circumstances, including a change in control of the Company.

                            U. S. Remodelers, Inc.
            Notes to Consolidated Financial Statements (continued)

7. Commission Fee Income

The Company has an agreement with a financial institution which makes financing available to the Company's customers. The Company receives a commission fee based upon the amount of financing provided to the Company's customers. Commission fee income was $56,128 and $50,281 for three months ended September 30, 2000 and 1999, and $204,065 and $118,205 for nine months ended September 30, 2000 and 1999, respectively.

8. Income Taxes

In accordance with SFAS No. 109, "Accounting for Income Taxes" the Company had provided a valuation allowance of approximately $543,000 at December 31, 1999 reflecting the uncertainties associated with the ultimate realization of its deferred tax asset, the largest portion of which is the Company's net operating loss carryforward. A valuation allowance is required when it is more likely than not that the deferred tax asset will not be realized. Management periodically reviews the expected realization of the deferred tax asset and makes adjustment to the valuation allowance as appropriate, when existing conditions change the probability of ultimate realization.

In the period ended September 30, 2000, the Company provided a tax provision based upon managements estimate of the effective tax rate for the year ended December 31, 2000 which includes the expected tax benefit associated with the realization of the Company's net operating loss carryforward.

9. Other Income (Expenses), Net

Other income (expenses), net consist of the following for the three months and nine months ended September 30, 2000 and 1999:

                            Three Months Ended           Nine Months Ended
                               September 30,               September 30,
                             2000         1999           2000         1999
                         ---------------------------------------------------

Interest expense         $  (33,872)   $ (79,725)    $ (187,328)  $ (244,493)
Other income (expense)       34,141        7,979         90,881       35,205
                         ---------------------------------------------------
                         $      269    $ (71,746)    $  (96,447)  $ (209,288)
                         ---------------------------------------------------

Other income consists principally of interest income.

                            U. S. Remodelers, Inc.
            Notes to Consolidated Financial Statements (continued)

10. Earnings (Loss) Per Share

The following table sets forth the computation of earnings (loss) per share:


                                                       Three Months Ended
                                                          September 30,
                                                     2000               1999
                                                  -----------------------------

Weighted average shares outstanding                3,333,333          2,500,000
                                                  =============================
Income applicable to common stockholders:
Net income                                        $  334,680         $   80,445
Accrued preferred stock dividends                    (14,000)           (18,000)
                                                  -----------------------------
Income to common stockholders                     $  320,680         $   62,445
                                                  =============================

Earnings (loss) per common share -
 basic and diluted                                $      .10         $      .03
                                                  =============================

                                                       Nine Months Ended
                                                          September 30,
                                                     2000               1999
                                                  -----------------------------

Weighted average shares outstanding                3,333,333          2,500,000
                                                  =============================
Income (loss) applicable to common stockholders:
Net income (loss)                                 $1,614,681         $ (833,642)
Accretion on preferred stock                              --            (38,862)
Accrued preferred stock dividends                    (52,667)           (58,002)
                                                  -----------------------------
Income (loss) to common stockholders              $1,562,014         $ (930,506)
                                                  =============================

Earnings (loss) per common share -
 basic and diluted                                $      .47         $     (.37)
                                                  =============================

The Company has no dilutive common stock equivalents.

                        Report of Independent Auditors



The Board of Directors and Stockholders
U. S. Remodelers, Inc.

We have audited the accompanying consolidated balance sheets of U. S. Remodelers, Inc. as of December 31, 1999 and 1998, and the related consolidated statements of operations, stockholders' equity (deficit) and cash flows for each of the two years in the period ended December 31, 1999, and the period from January 23, 1997 to December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of U. S. Remodelers, Inc. at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1999, and the period from January 23, 1997 to December 31, 1997, in conformity with accounting principles generally accepted in the United States.



                                                            Ernst & Young LLP

March 17, 2000

                            U. S. Remodelers, Inc.
                          Consolidated Balance Sheets


                                                                                       December 31,
                                                                                1999                 1998
                                                                            ---------------------------------
Assets
Current assets:
  Cash and cash equivalents                                                 $ 2,236,281           $   753,249
  Accounts receivable, net of allowance for doubtful
    accounts of $65,500 and $70,771                                             842,243               467,981
  Inventory                                                                   1,189,128             1,082,589
  Prepaid expenses                                                              304,806               400,707
                                                                            ---------------------------------
Total current assets                                                          4,572,458             2,704,526

Property, plant and equipment, net                                            2,146,555             2,521,153
Other assets                                                                     80,153               133,419
                                                                            ---------------------------------
Total assets                                                                $ 6,799,166           $ 5,359,098
                                                                            =================================

Liabilities and Stockholders' Equity
Current liabilities:
  Accounts payable                                                          $   922,954           $   962,176
  Customer deposits                                                             664,652               406,829
  Accrued wages, commissions and bonuses                                        599,984               517,565
  Current portion of long-term debt                                             473,541               349,981
  Current portion of capital lease obligations                                  145,073               143,533
  Other accrued liabilities                                                     726,729               518,216
                                                                            ---------------------------------
Total current liabilities                                                     3,532,933             2,898,300

Long-term debt, net of current portion                                          518,265               671,975
Long-term capital lease obligations, net of current portion                     674,630               830,047
Notes payable - related parties                                               1,090,000             1,090,000

Commitments and contingencies

Redeemable preferred stock - $.01 par value, 72,000 and 80,000
  shares issued and outstanding, liquidation value $10 per share                720,000               761,140

Stockholders' equity (deficit):
  Preferred stock - $.01 par value, 100,000 shares authorized,
    72,000 and 80,000 redeemable preferred shares outstanding                         -                     -
  Common stock - $.01 par value, 14,900,000 shares authorized,
    3,333,333 and 2,500,000 shares issued and outstanding at
  December 31, 1999 and 1998, respectively                                       33,333                25,000
  Additional capital                                                          1,863,838             1,008,890
  Accumulated deficit                                                        (1,633,833)           (1,926,254)
                                                                            ---------------------------------
Total stockholders' equity (deficit)                                            263,338              (892,364)
                                                                            ---------------------------------

Total liabilities and stockholders' equity                                  $ 6,799,166           $ 5,359,098
                                                                            =================================

See accompanying notes.

                            U. S. Remodelers, Inc.

                     Consolidated Statement of Operations


                                                                          Period ended December 31,
                                                                1999                1998                1997
                                                            ---------------------------------------------------
Contract revenue and commission fee income                  $33,035,725         $28,913,651         $16,172,059
Cost of goods sold                                           14,602,001          12,067,704           6,453,597
                                                            ---------------------------------------------------
Gross profit                                                 18,433,724          16,845,947           9,718,462

Operating expenses:
 Branch operating                                             1,469,264           1,602,846             946,125
 Sales and marketing                                         13,341,729          11,706,754           7,545,777
 License fees                                                   526,940             441,430             238,307
 General and administrative                                   2,495,370           2,771,795           2,273,182
                                                            ---------------------------------------------------
Net operating income (loss)                                     600,421             323,122          (1,284,929)

Other expense, net                                             (289,342)           (292,761)           (157,446)
Aborted stock offering costs                                          -            (504,240)                  -
                                                            ---------------------------------------------------

Income (loss) before income taxes                               311,079            (473,879)         (1,442,375)
Income taxes                                                     18,658               5,000               5,000
                                                            ---------------------------------------------------
Net income (loss)                                           $   292,421         $  (478,879)        $(1,447,375)
                                                            ===================================================

Net income (loss) per common share - basic and
  diluted                                                   $      0.07         $     (0.25)        $     (0.75)
                                                            ===================================================
Weighted average shares outstanding                           2,682,648           2,488,588           1,911,040
                                                            ===================================================


See accompanying notes.

                             U. S. Remodelers, Inc.

            Consolidated Statement of Stockholders' Equity (Deficit)


                                                                                                  Total
                            Common Stock     Additional   Accumulated    Treasury Stock       Stockholders'
                          Shares    Amount     Capital      Deficit     Shares    Amount         Equity
                      -------------------------------------------------------------------------------------
Balance at January
 23, 1997 (inception)       -      $     -  $        -   $         -      -     $     -   $               -
  Issuance of common
   stock                2,105,000   21,050   1,031,450             -        -         -           1,052,500
  Issuance of common
   stock, Reunion
   asset acquisition      371,480    3,715     121,690             -        -         -             125,405
  Purchase of
   treasury stock               -        -           -             -    4,250    (2,500)             (2,500)
  Accretion on
   redeemable                   -        -      (6,667)            -        -         -              (6,667)
   preferred stock
  Net loss                      -        -           -    (1,447,375)       -         -          (1,447,375)
                      -------------------------------------------------------------------------------------
Balance at December
 31, 1997               2,476,480   24,765   1,146,473    (1,447,375)   4,250    (2,500)           (278,637)
 Accrued dividends -
 Redeemable Preferred
  Stock                         -        -     (80,004)            -        -         -             (80,004)
 Accretion on
  Preferred Stock               -        -     (38,862)            -        -         -             (71,173)
 Issuance of Common
  Stock                    23,520      235      13,594             -   (4,250)    2,500              16,329
 Net loss                       -        -           -      (478,879)       -         -            (478,879)
                      -------------------------------------------------------------------------------------
Balance, December 31,
 1998                   2,500,000   25,000   1,008,890    (1,926,254)       -         -            (892,364)
 Accrued dividends -
 Redeemable Preferred
  Stock                         -        -     (76,000)            -        -         -             (76,000)
 Accretion on
  Preferred Stock               -        -     (71,173)            -        -         -             (38,862)
 Issuance of Common
  Stock                   833,333    8,333     969,810             -        -         -             978,143
 Net income                     -        -           -       292,421        -         -             292,421
                      -------------------------------------------------------------------------------------
Balance at December
 31, 1999               3,333,333  $33,333  $1,863,838   $(1,633,833)       -   $               $   263,338
                      =====================================================================================

See accompanying notes.

                             U. S. Remodelers, Inc.

                      Consolidated Statement of Cash Flows


                                                                         Period ended December 31,
                                                                 1999               1998              1997
                                                         ------------------------------------------------------
Operating Activities
Net income (loss)                                                $  292,421         $(478,879)      $(1,447,375)
Adjustments to reconcile net income (loss) to net cash
 provided by (used in) operating activities:
  Depreciation                                                      428,689           388,038           189,219
  Provision for doubtful accounts                                    21,967            93,000            79,715
  Changes in operating assets and liabilities:
   Accounts receivable                                             (396,229)          (42,388)         (260,509)
   Inventory                                                       (106,539)         (197,429)         (437,222)
   Prepaid expenses                                                  95,901           (80,560)         (223,120)
   Accounts payable                                                 218,601            16,609           674,304
   Other assets and liabilities                                     280,863           342,142           (49,829)
                                                         ------------------------------------------------------
Net cash provided by (used in) operating activities                 835,674            40,533        (1,474,817)
                                                         ------------------------------------------------------

Investing Activities
Purchase of AMRE assets                                                   -                 -        (1,481,690)
Purchase of Reunion assets - cash acquired                                -                 -           322,094
Capital expenditures, net of disposal                               (54,091)         (280,817)         (478,766)
                                                         ------------------------------------------------------
Net cash used in investing activities                               (54,091)         (280,817)       (1,638,362)
                                                         ------------------------------------------------------

Financing Activities
Net borrowings of long-term debt                                   (184,027)          719,354         1,231,029
Net borrowings from related parties                                       -                 -         1,090,000
Dividends on preferred stock                                        (12,667)                -                 -
Redemption of preferred stock                                       (80,000)                -                 -
Proceeds from issuance of common stock                              978,143            16,329         1,050,000
                                                         ------------------------------------------------------
Net cash provided by financing activities                           701,449           735,683         3,371,029
                                                         ------------------------------------------------------

Net increase in cash                                              1,483,032           495,399           257,850
Cash and cash equivalents at beginning of period                    753,249           257,850                 -
                                                         ------------------------------------------------------
Cash and cash equivalents at end of period                       $2,236,281         $ 753,249       $   257,850
                                                         ======================================================

Supplemental Disclosure of Cash Flow Information
Interest paid                                                    $  342,268         $ 306,700       $   128,446
                                                         ======================================================

See accompanying notes.

                            U. S. Remodelers, Inc.

                  Notes to Consolidated Financial Statements

                               December 31, 1999


1. Organization and Basis of Presentation

U. S. Remodelers, Inc. (the Company) is engaged, through direct consumer marketing, in the sale and installation of kitchen cabinet refacing products and replacement windows. The Company operates in 13 major metropolitan areas in the United States. The Company conducts a substantial portion of its direct consumer marketing under the trademark and service mark "Century 21(TM) Cabinet Refacing" under license agreements with TM Acquisition Corp. (TM) and HFS Licensing Inc.
(HFS) pursuant to a master license agreement between Century 21 Real Estate Corporation and each of TM and HFS. The Company also conducts its business under the name "Facelifters(SM)." The consolidated financial statements include the accounts of U. S. Remodelers, Inc. and its wholly-owned subsidiary. All significant intercompany accounts and transactions are eliminated in consolidation.

On January 23, 1997, the Company commenced business under the laws of the State of Delaware. Effective April 3, 1997, the Company purchased selected assets of AMRE, Inc., Facelifters Home Systems, Inc. (Facelifters), and American Remodeling, Inc. wholly-owned subsidiaries of AMRE, Inc. (collectively AMRE) after AMRE filed for protection under Chapter 11 of the United States Bankruptcy Code. Facelifters was a kitchen remodeling and cabinet refacing business which was acquired by AMRE, Inc. in April, 1996. Effective November 23, 1997, the Company acquired certain assets of Reunion Home Services, Inc. and Kitchen Masters, Inc. (collectively Reunion). Reunion was a marketer and installer of kitchen cabinet refacing products, as well as a manufacturer of kitchen cabinet doors.

2. Summary of Significant Accounting Policies

Cash and Cash Equivalents

Cash and cash equivalents consist of cash in bank accounts, money market funds, and certificates of deposit with maturities of 90 days or less.

Accounts Receivable

Accounts receivable consist of amounts due from individuals, credit card sponsors, and financial institutions. Because of the diverse customer base, there are no concentrations of credit risk. The Company provides for estimated losses of uncollectible accounts.

                            U. S. Remodelers, Inc.

2. Summary of Significant Accounting Policies (continued)

Inventory

Inventory (consisting principally of raw materials) is carried at the lower of cost (first-in, first-out) or market.

Property, Plant, and Equipment

Property, plant and equipment is carried at cost, less accumulated depreciation. Depreciation is computed over the estimated useful lives of the related assets by using the straight-line method of depreciation. Maintenance and repair expenditures are expensed when incurred; renewals and betterments are capitalized.

Revenue Recognition

Contract revenue is recognized upon completion of each home improvement contract. Costs of goods sold represent the costs of direct materials and labor associated with installations and manufacturing overhead associated with the production of cabinet fronts and countertops.

The Company has an agreement with a financial institution which makes financing available to the Company's customers. The Company receives a commission fee based upon the amount of financing provided to the Company's customers. Commission fee income is recognized as earned and was $168,488, $211,343, and $13,314 for the periods ended December 31, 1999, 1998 and 1997, respectively.

Marketing

The Company's marketing consists predominantly of telemarketing and is supplemented by television and other direct consumer marketing media. The Company expenses all marketing costs as incurred.

Income Taxes

The Company accounts for income taxes under the liability method. Deferred income taxes are provided for temporary differences between the tax bases of assets and liabilities and their bases for financial reporting purposes.

                            U. S. Remodelers, Inc.

2. Summary of Significant Accounting Policies (continued)

Earnings (Loss) Per Share

Basic earnings (loss) per share is based on the income (loss) available to common stockholders and the weighted average number of shares outstanding during the period. Diluted earnings (loss) per share includes the effect of dilutive common stock equivalents except when those equivalents would be antidilutive.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, the disclosure of contingent assets and liabilities, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments

The carrying amounts of the Company's financial instruments, including accounts receivable and accounts payable, approximate fair value due to their short term nature. Based on prevailing interest rates at December 31, 1999, management believes that the fair value of long-term debt, capital leases as notes payable
- related parties approximate their fair values.

Reclassifications

Certain reclassifications have been made to conform the prior year amounts to the 1999 presentation.

3. Acquisition

Effective April 3, 1997, the Company purchased selected assets from AMRE for approximately $834,000 (see Note 1). The Company effected the purchase through a cash payment of approximately $352,000 and the assumption of $482,000 in debt related to certain of these assets. In addition, the Company assumed a capital lease from AMRE for a manufacturing facility of approximately $740,000.

                            U. S. Remodelers, Inc.

3. Acquisition (continued)

On November 23, 1997, the Company acquired certain assets of Reunion. The Company effected the purchase through the issuance of 371,480 shares of common stock valued at $125,405 and 80,000 shares of redeemable preferred stock with a fair value of $683,300. The acquisition was accounted for as a purchase and accordingly, the purchased assets and liabilities have been recorded at their estimated fair value at the date of acquisition. The results of operations of the acquired business have been included in the financial statements since the date of acquisition.

The following unaudited pro forma information shows the results of the Company's operations as though the purchase of Reunion had been made at the beginning of the period. The unaudited pro forma results are not necessarily indicative of the actual results of operations that would have occurred had the purchase actually been made at the beginning of the period, nor is it necessarily indicative of future results of operations of the combined enterprise.

                                                           Period ended
                                                           December 31,
                                                                1997
                                                         -----------------
       Contract revenues                                    $23,395,301
       Net loss                                              (1,532,716)
       Loss per share - basic and diluted                          (.81)

4. Inventory

Inventories consisted of the following:

                                                       December 31,
                                                   1999           1998
                                                --------------------------
       Raw materials                             $  439,230     $  546,088
       Work-in-progress                             749,898        536,501
                                                --------------------------
                                                 $1,189,128     $1,082,589
                                                ==========================

                            U. S. Remodelers, Inc.

5. Plant and Equipment

Property, plant, and equipment are stated at cost and consisted of the following:

                                                December 31,       Depreciation
                                            1999           1998        Lives
                                     -------------------------------------------
Land                                   $   50,000      $   50,000        -
Buildings and improvements                690,135         690,135       39 years
Machinery and equipment                 1,557,666       1,570,967      3-7 years
Furniture, fixtures and computer
  equipment                               753,677         724,128      3-7 years
Leasehold improvements                     83,420          58,408        3 years
                                     ----------------------------
                                        3,134,898       3,093,638
Less accumulated depreciation             988,343         572,485
                                     ----------------------------
                                       $2,146,555      $2,521,153
                                     ============================

6. Long Term Debt

Long term debt consisted of the following:

                                                                         December 31,
                                                                    1999             1998
                                                               -----------------------------------
6.0% Secured note payable due to WAMCO XXIV, Ltd. in
 monthly payments of principal and interest of $4,998
 through April, 2002                                              $130,308        $ 180,819



Secured revolving credit facility payable to Finova
 Capital Corporation                                               314,499          199,471


Secured term note payable to Finova Capital Corporation
 in 23 monthly principal payments of $8,333 through
 March 1, 2000 and a final payment of $516,666 on April            541,584          641,666
 1, 2000

Other                                                                5,415                -
                                                               ----------------------------
                                                                   991,806        1,021,956
Less current portion                                               473,541          349,981
                                                               ----------------------------
                                                                  $518,265       $  671,975
                                                               ============================

                            U. S. Remodelers, Inc.

6. Long Term Debt (continued)

The note payable to WAMCO XXIV Ltd. is secured by certain machinery and equipment.

In January, 1998, the Company received $350,000 in proceeds from the issuance of promissory notes to certain of the Company's stockholders (the Short-Term Notes). n April, 1998, the Company received a $700,000 secured term loan (Term
Loan) from Finova Capital Corporation. A portion of the proceeds from the Term Loan were used to retire the Short-Term Notes. In June, 1998, the Company entered into a credit agreement with Finova Capital Corporation that incorporated the Term Loan and also provided for a revolving credit facility (Revolving Facility) up to $1.0 million.

Principal payments under the Term Loan consist of twenty-three (23) equal monthly payments of $8,333 through March 1, 2000 and a final payment of $516,666 on April 1, 2000. The Company has classified a portion of the Term Loan as Long-Term Debt as the Company intends to exercise its right to extend the terms of the loan for an additional one-year period. Borrowings and required payments under the Revolving Facility are based upon an asset formula involving accounts receivable and inventory. The initial term of the Revolving Facility is for a period of two years and is automatically renewable for successive periods of one year, unless terminated earlier under the provisions of the agreement. At December 31, 1999 and 1998, the Company had outstanding borrowings under the Revolving Facility of $314,499 and $199,471 and, based upon the terms of the agreement, had an additional borrowing capacity of approximately $460,000 and $300,000, respectively.

The credit agreement contains certain covenants. Among others, these covenants require the Company to receive prior written consent from the lender before the Company guarantees or incurs any additional indebtedness in excess of designated amounts, declares or pays any dividend on its common stock, merges or consolidates with any entity, or makes capital expenditures in excess of designated amounts in any annual period.

Interest on both the Term Loan and Revolving Facility is payable monthly at
2.125 percentage points above the Prime Rate.

                            U. S. Remodelers, Inc.

6. Long Term Debt (continued)

The Term Loan and Revolving Facility are secured by substantially all of the assets of the Company. In addition, a limited personal guaranty by Murray Gross, President and Chief Executive Officer of the Company, collateralizes these obligations. Certain stockholders of the Company have entered into an agreement with Mr. Gross indemnifying him against certain amounts paid as a result of such guaranty in an amount in excess of his pro rata stock ownership in the Company.

Maturities of the long-term debt through December 31 during the next four periods are as follows:

     2000 (includes Revolving Facility)
     2001                                                        $473,541
     2002                                                         498,517
     2003                                                          19,747
                                                                ---------
                                                                 $991,806
                                                                =========

7. Capital Leases

Obligations under capital leases consisted of the following:

                                                            December 31,
                                                         1999          1998
                                                      -----------------------
     Land and building                                 $619,416      $666,016
     Machinery and equipment                            200,287       282,320
     Office furniture and equipment                           -        25,244
                                                      -----------------------
                                                       $819,703      $973,580
                                                      =======================

                            U. S. Remodelers, Inc.

7. Capital Leases (continued)

Future minimum lease payments through December 31 under these leases are as follows:

       2000                                                         $  208,294
       2001                                                            180,109
       2002                                                            116,198
       2003                                                             91,745
       2004                                                             91,745
       Thereafter                                                      382,272
                                                                   -----------
       Total minimum lease payments                                  1,070,363
       Interest discount amount                                       (250,660)
                                                                   -----------
       Total present value of minimum lease payments                   819,703
       Less current portion                                           (145,073)
                                                                   -----------
       Long term portion                                            $  674,630
                                                                   ===========

Capital leases generally contain a bargain purchase option payable at the end of the lease. The leases mature at various dates between August, 2001 and February, 2009 and are collateralized by assets under the leases having a gross book value of $1,106,046 and $1,142,869 and accumulated depreciation of $192,824 and $120,357 at December 31, 1999 and 1998 respectively.

8. Notes Payable Related Parties

On January 23, 1997, the Company's Board of Directors authorized and approved the issuance of an aggregate of $2,092,500 in convertible promissory notes (the Convertible Notes). The Convertible Notes were to mature on March 31, 2002 and the interest rate on the outstanding principal was 6.1% simple interest. The Convertible Notes provided that the principal could be converted into Common Stock at a conversion price of $.5880 per share at the election of the Board of Directors or upon the consummation of an underwritten public offering. On March 24, 1997, the Board of Directors authorized and approved a conversion of the Convertible Notes into Common Stock for an aggregate consideration of $1,052,500, and after giving effect to the 10 for 1 stock split, issued 1,789,250 shares of Common Stock. In addition, the Company replaced the remaining Convertible Notes with promissory notes (the Promissory Notes) which are not convertible into shares of Common Stock. The Promissory Notes provide for interest at the rate of 10% per annum and cash payments of interest in equal semi-annual payments on each October 1 and April 1 until March 31, 2002, upon which date the principal,

                             U.S. Remodelers, Inc.

8. Notes Payable Related Parties (continued)

together with all accrued but unpaid interest thereon, shall mature and be due and payable. As of December 31, 1997, 1998, and 1999, the outstanding principal on all of the Promissory Notes was $1,040,000. Additionally, the Company has a separate outstanding indebtedness to an officer of the Company with the same terms as the Promissory Notes in the amount of $50,000 at December 31, 1999 and 1998.

In January, 1998, the Company received additional funds of $350,000 pursuant to promissory notes from certain stockholders. A portion of the proceeds from the $700,000 secured Term Loan (see Note 6) were used to retire these promissory notes.

Interest expense was approximately $78,000, $113,000, and $104,000 for the periods ended December 31, 1997, 1998, and 1999, respectively.

9. Commitments and Contingencies

Operating Leases

The Company operates principally in leased facilities, and in most cases, management expects that leases currently in effect will be renewed or replaced by other leases of a similar nature and term. Escalation charges imposed by lease agreements are not significant.

Rent expense recognized under operating leases was approximately $813,000, $892,000 and $587,000 for the periods ended December 31, 1999, 1998, and 1997, respectively. Commitments for future minimum rental payments required under operating leases with terms in excess of one year for the periods ending December 31 are as follows:

       2000                                                        $  625,531
       2001                                                           424,897
       2002                                                           339,219
       2003                                                           265,459
       2004                                                            97,365
       Thereafter                                                           -
                                                                 --------------

       Total minimum lease payments                                $1,752,471
                                                                 ==============

                             U.S. Remodelers, Inc.

9. Commitments and Contingencies

Revolving Credit Agreement

The Company has an agreement with a financial institution which makes financing available to the Company's customers. The agreement provides the financial institution with the right of first refusal on all of the Company's customer credit applications. The customer executes a Revolving Credit Agreement with the lender and the lender pays the Company on completion of the installation. The Company's risk under the agreement is limited to its normal representations and warranties regarding material and workmanship.

Purchase Commitment

The Company has an agreement with a provider of long distance communication services for 36 months ending October, 2002. The agreement provides for certain minimum monthly usage fees whether or not the Company's actual usage exceeds these minimums. During the period ended December 31, 1999, in no month did these minimums exceed the Company's actual usage. Management does not expect that the minimums will exceed the Company's usage during the term of the agreement.

Litigation

The Company is subject to various legal proceedings and claims that arise in the ordinary course of business. In the opinion of management, the amount of ultimate liability with respect to these actions will not materially affect the financial position or results of operations of the Company.

Employment Agreements

During 1998, the Company entered into employment agreements with certain of its officers. The agreements are for a one year period and automatically extend for an additional year unless terminated by the officer or the Company. The agreements generally provide for annual salaries and for salary continuation for a specified number of months under certain circumstances, including a change in control of the Company.

                             U.S Remodelers, Inc.

10. Redeemable Preferred Stock

In connection with the acquisition of the Reunion assets (see Note 3), the Company issued 80,000 shares of Series A Preferred Stock (Redeemable Preferred Stock) with a redemption price of $10 per share. Holders of the Redeemable Preferred Stock have no voting rights other than those expressly provided in the Certificate of Incorporation or by applicable law. The Redeemable Preferred Stock was recorded at fair value on the date of issuance. The excess of the liquidation value over the carrying value was accreted by periodic charges to stockholders' equity through June 30, 1999.

In preference to shares of Common Stock, dividends on the Redeemable Preferred Stock at an annual rate of $1 per share are cumulative from the date of issuance and are payable, when and as declared by the Company's Board of Directors, semi-annually each last day of June and December in arrears (the first being due and payable on June 30, 1999).

The Redeemable Preferred Stock is redeemable at the option of Company at any time, in whole or in part. However, the Company must redeem 8,000 shares each June and December commencing June 30, 1999, together with accrued and unpaid dividends. The Company may also convert and exchange all of the Redeemable Preferred Stock into a promissory note in the original principal amount of the redemption value of the outstanding shares, plus any accrued but unpaid dividends. In the event the Company were to consummate the sale of its Common Stock pursuant to a public offering under the Securities Act of 1933 in which the Company was to receive net proceeds of $7.5 million, the Company must redeem all outstanding shares of the Redeemable Preferred Stock.

11. Capitalization

In June, 1998, the stockholders approved an increase in the authorized shares of Common Stock of the company from 1,000,000 shares to 15,000,000 shares. Concurrent with the increase in the number of authorized shares, the Board of Directors authorized a 10 for 1 stock split effected in the form of a 9 for 1 stock dividend. Shareholders' equity has been restated to give retroactive recognition to the stock split for all periods presented by reclassifying from additional capital to Common Stock the par value of the additional shares arising from the split. In addition, all references in the financial statements to number of shares and per share amounts of the Company's Common Stock have been restated.

                             U.S Remodelers, Inc.

11. Capitalization (continued)

On October 12, 1999, the Company issued 833,333 shares of Common Stock to certain stockholders for a net consideration of $978,143. On October 18, 1999, the stockholders approved an amendment to the Company's Certificate of Incorporation to authorize 15,000,000 shares of stock, 14,250,000 of which are shares of Common Stock, par value $0.01 (the Common Stock); 100,000 of which are shares of Preferred Stock, par value $.01 per share (the Preferred Stock); and 650,000 of which are shares of Non-Voting Common Stock, par value $0.01 (the Non-Voting Common Stock). Of the 100,000 shares of Preferred Stock, 80,000 shares have been designated as Series A Preferred Stock (the Series A Preferred Stock).

12. Income Taxes

The components of the Company's net deferred tax asset at December 31, 1997, 1998, and 1999 are as follows:

                                                                  December 31,
                                                    1999             1998             1997
                                             --------------------------------------------------
Net operating loss carryforward                     $ 500,933        $ 513,126        $ 381,595
Reserve for doubtful accounts                          25,630           27,693           31,192
Other                                                       -          124,555           95,473
                                             --------------------------------------------------
                                                      543,388          665,374          508,260
Valuation allowance                                  (543,388)        (665,374)        (508,260)
                                             --------------------------------------------------
Net deferred tax asset                              $       -        $       -        $       -
                                             ==================================================

The Company has provided a valuation allowance to reflect the uncertainties associated with the ultimate realization of its deferred tax asset, in accordance with SFAS No. 109, "Accounting for Income Taxes." A valuation allowance is required when it is more likely than not that the deferred tax asset will not be realized. Principally, since the Company has no historical taxable income record, there can be no assurance that the deferred tax asset will ultimately be realized.

The provision for income taxes for the periods ended December 31, 1997, 1998, and 1999 primarily consisted of current state income taxes. The deferred tax provision (benefit) in these periods was affect by the change in the valuation allowance.

                             U.S Remodelers, Inc.

12. Income Taxes (continued)

The provision for income taxes at the Company's effective tax rate differs from the provision for income taxes at the statutory tax rate for the following reasons:

                                                                  December 31,
                                                     1999             1998             1997
                                             --------------------------------------------------

Statutory federal income tax (benefit)               $  99,423        $(162,819)      $(492,674)
State income taxes, net of federal tax
 benefit                                                12,314            3,300           3,300
Valuation allowance on deferred tax assets            (121,986)         157,114         508,260
Other                                                   28,907            7,405         (13,886)
                                             --------------------------------------------------
                                                     $  18,658        $   5,000       $   5,000
                                             ==================================================

As of December 31, 1999, the Company has a net operating loss carryforward of $1,473,333 which expires in the year 2014.

13. License Fees

The Company conducts a substantial portion of its direct consumer marketing under the trademark and service mark "Century 21 Cabinet Refacing" under license agreements with TM Acquisition Corp. (TM) and HFS Licensing Inc. (HFS) pursuant to a master license agreement between Century 21 Real Estate Corporation and each of TM and HFS (collectively, Licensor). The Company also conducts its business under the name "Facelifters(TM)."

The license agreements provide for a term of 10 years ending in 2007 and give the Company the right to market, sell and install certain products in specific territories under the name "Century 21 Cabinet Refacing." The license agreements may be terminated by the Company upon 90 days written notice. The license agreements may be terminated by the Licensor if the Company is negligent in the performance of its services, becomes insolvent or bankrupt, fails to comply with any material provisions of the license agreements, or fails to meet certain minimum revenues. In the event Licensor were to cancel its license agreements, the Company believes that these products could be independently marketed by the Company in these territories, however, the cancellation of the license agreements could have an adverse effect on the business of the Company.

                             U.S Remodelers, Inc.

13. License Fees (continued)

The license agreements provide for license fees to HFS equal to 2% of the associated contract revenues through March 31, 1999, and 3% of contract revenues over the remainder of the term of the agreement, subject to certain adjustments based upon the Company's pretax income. License fees pursuant to the license agreement was $238,307, $441,430 and $526,940 for the periods ended December 31, 1997, 1998 and 1999 respectively.

14. Other Income (Expenses), Net

Other income (expenses), net consist of the following for the periods ended December 31, 1997, 1998, and 1999, respectively:

                                                                 December 31,
                                                    1999             1998             1997
                                             -------------------------------------------------
Interest expense                                    $(342,268)       $(313,276)      $(147,872)
Other income (expense)                                 70,022           20,515          (9,574)
                                             -------------------------------------------------
                                                    $(289,342)       $(292,761)      $(157,446)
                                             =================================================

Other income consists principally of interest income.

15. Aborted Stock Offering Costs

During the fourth quarter of 1998, the Company recorded a $504,000 nonrecurring charge, consisting principally of legal and accounting fees, related to the Company's withdrawal of its initial public offering of common stock.

16. Employee Savings Plan

The Company maintains an employee savings plan (the Plan) under which qualified participants make contributions by salary reduction pursuant to Section 401(k) of the Internal Revenue Code. At the discretion of the Board of Directors, the Company contributes up to a maximum of 6% of base salary. Employee contributions vest immediately, while Company contributions fully vest after five years. The Company has made no contributions to the Plan in 1997, 1998, or 1999.

                             U.S Remodelers, Inc.

17. Stock Options

In May, 1998, the Board of Directors adopted, and the stockholders of the company approved, the 1998 Stock Option Plan (the Plan). The purpose of the 1998 Plan is to provide employees, directors and advisors with additional incentives by increasing the proprietary interest in the Company. The aggregate number of shares of Non-Voting Common Stock with respect to which options may be granted is 333,333, which amount may be increased at the discretion of the Board of Directors to an amount not to exceed 10% of the total outstanding shares of Common Stock of the Company, from time to time, provided, however, the aggregate number of shares of Non-Voting Common Stock with respect to which options may be granted may in no event, exceed 650,000 shares.

The 1998 Plan provides for the grant of incentive stock options (ISOs) as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and nonqualified stock options (NSOs) (collectively ISOs and NSOs are referred to as Awards). The 1998 Plan will be administered by the Company's full Board of Directors, although the 1998 Plan may be administered by a committee of not less than two members of the Board of Directors (the Committee). The Board of Directors or, if established, the Committee has, subject to the terms of the 1998 Plan, the sole authority to grant Awards under the 1998 Plan, to construe and interpret the 1998 Plan to make all other determinations to take any and all actions necessary and advisable for the administration of the 1998 Plan. All of the Company's full-time, salaried employees, members of the Board of Directors and certain advisors are eligible to receive Awards under the 1998 Plan.
Options will be exercisable during the period specified in each Option Agreement and will generally be exercisable in installments pursuant to a vesting schedule to be designed by the Board of Directors or the Committee. The provisions of Option Agreements may provide for acceleration of exercisability in the event of certain events including certain reorganizations and changes in control of the Company. No option will remain exercisable later than 10 years after the date of grant. The exercise prices for ISOs granted under the 1998 Plan may be no less than the fair market value of the Common Stock on the date of grant. The exercise prices of NSOs are set by the Board of Directors or the Committee. Each non-employee director of the Company shall automatically be granted a NSO to purchase 1,000 shares of Common Stock upon initial election or appointment to the Board of Directors and will be granted an NSO to purchase 1,000 shares of Common Stock on the date of each subsequent annual meeting of the Board of Directors.

                             U.S Remodelers, Inc.

17. Stock Options (continued)

A summary of the Company's stock option activity and related information for year ended December 31, 1999 follows:

                                                                       Weighted
                                                                       Average
                                                                       Exercise
                                                      Options           Price
                                                 ----------------------------------
Outstanding - beginning of year                                 -                -
Granted                                                    64,800             $2.50
Exercised                                                       -                 -
Forfeited                                                       -                 -
                                                 ----------------------------------
Outstanding - end of year                                  64,800             $2.50
                                                 ==================================

Exercisable at end of year                                  8,034             $2.50
                                                 ==================================

In accordance with the terms of APB No. 25, the Company records no compensation expense for its stock options awards. Pro forma information regarding net income and earnings per share is required by SFAS No. 123 and has been determined as if the Company had accounted for its stock options under the fair value method of that statement. The fair value for these options was estimated at the date of grant using a minimum value option pricing model with the following weighted average assumptions: risk-free interest rate of 5.0%; dividend yield of 0%; and a weighted average expected life of the options of three years and four years of each option grant, respectively.

For purposes of pro forma disclosure, the estimated fair value of the options is amortized to expense over the options vesting period. Pro forma net income and earnings per share for the year ended December 31, 1999, would be $291,166 and $0.07, respectively if the Company had accounted for its stock options under the fair value method set forth in SFAS No. 123.

                             U.S Remodelers, Inc.

18. Earnings (Loss) Per Share

The following table sets forth the computation of earnings (loss) per share:

                                                                               January 23, 1997
                                                       Year ended                   through
                                                      December 31,               December 31,
                                                 1999              1998              1997
                                         ------------------------------------------------------
Weighted average shares outstanding              2,682,648         2,488,588          1,911,040
                                         ======================================================
Income (loss) applicable to common
 stockholders:
Net income (loss)                                  292,421          (478,879)        (1,447,375)
Accretion on preferred stock                       (38,862)          (71,173)                 -
Accrued preferred stock dividends                  (76,000)          (80,004)            (6,667)
                                         ------------------------------------------------------
Income (loss) to common stockholders            $  177,559        $ (630,056)       $(1,440,708)
                                         ======================================================

Earnings (loss) per common share -
 basic and diluted                              $      .07        $     (.25)       $      (.75)
                                         ======================================================

The Company has no dilutive common stock equivalents.

                                                                       EXHIBIT A

                           ASSET PURCHASE AGREEMENT



     THIS ASSET PURCHASE AGREEMENT (the "Agreement") is made and entered into on September 29, 2000, between U.S. Pawn, Inc., a Colorado corporation, located at 7215 Lowell Blvd., Westminster, Colorado 80030 ("Seller"), and Pawn-One, Inc., a Colorado corporation, located at 5990 West 44th Avenue, Wheatridge, Colorado 80212 ("Buyer").

     WHEREAS, Seller is engaged in the pawn business and operates twelve pawn stores in Colorado and one pawn store in Wyoming (the "Business");

     WHEREAS, Seller desires to sell to Buyer certain specified assets of the Business (the "Assets" as defined below) and Buyer desires to purchase the Assets;

     WHEREAS, on September 8, 2000, the parties entered into a letter agreement outlining the basic terms and conditions of the purchase of the Assets (the "Letter Agreement"); and

     WHEREAS, on September 14, 2000, the Letter Agreement was terminated; and

     WHEREAS, Buyer and Seller wish to restate and agree upon the conditions of an Asset Purchase Agreement wherein Buyer will purchase certain of Seller's Assets, as set forth herein; and

     WHEREAS, Buyer and Seller further wish to agree as to Buyer's rights to utilize the name, symbol, trademarks and service marks of Seller for a term not to exceed one year from the date of the Cash Closing (as defined below) contemplated by this Agreement; and

     WHEREAS, Buyer and Seller now desire, by this Agreement, to set forth the details of the purchase and use of trade, service and other intellectual property of Seller for Buyer's use; and

     WHEREAS, prior to closing this Agreement Seller will need to obtain its shareholders' approval of this transaction;

     WHEREAS, in the event Seller is unable to obtain shareholder approval prior to October 1, 2000, the parties anticipate the need to enter into a short term management agreement giving Buyer management control over the pawn shop operations of Seller pending Seller's shareholder approval of this Agreement;

     NOW, THEREFORE, in consideration of the promises and covenants set forth herein, the parties hereto agree as follows:

     1. Definitions. For purposes of this Agreement, the following terms shall have the meanings set forth below:

          a.   "Assets" shall mean all of the then existing Inventory, Loans,
                ------
Furniture, Fixtures and Equipment, Earned Pawn Service Charges, Intellectual Property and Owned Real Estate of Seller as of the date of the Cash Closing.

          b.   "Cash Closing" shall mean the time at which Seller consummates
                ------------
the sale of the Assets to Buyer by transferring the Assets to Buyer in exchange for payment by Buyer of the Purchase Price as set forth in Paragraph 4. Cash Closing shall occur on December 1, 2000, or within ten (10) days of the date Seller obtains its shareholders approval of this Agreement and provides notice of such to Buyer, whichever is later, and which, in any event, shall be no later than March 31, 2001, or at such other time, or at such other place as Buyer and Seller may agree. The Cash Closing shall occur at the offices of Shughart, Thomson & Kilroy, P.C., 1050 17th Street, Suite 2350, Denver, Colorado 80265 at a time mutually agreeable among the parties and their counsel.

          c.   "Earned Pawn Service Charges" shall mean the charges payable to
                ---------------------------
Seller relating to the Loans (as defined below) as evidenced by contracts for purchase or other documentation.

          d.   "Excluded Assets" or "Aged Inventory" shall mean non-jewelry
                -----------------------------------
Inventory for sale designated by Buyer and Seller to have been in Seller's inventory for a period greater than 180 days prior to the Cash Closing date, and jewelry Inventory for sale designated by Buyer and Seller to have been in Seller's inventory for a period of greater than 360 days prior to the Cash Closing date.

          e.   "Furniture, Fixtures and Equipment" shall mean the fixed assets
                ---------------------------------
of Seller utilized in the Business which are described and listed on Exhibit A.

          f.   "Intellectual Property" shall mean all service marks, copyrights,
                ---------------------
trademarks, telephone directory listings, telephone numbers, fax numbers, and any other form of information that Seller owns on the date hereof and has used in the operation of its business in advertising, marketing or promotions of any kind. The Intellectual Property as of the date hereof is listed on Exhibit B.

          g.   "Inventory" shall mean the items held for sale to the public in
                ---------
the Business.

          h.   "Leases" shall mean those leases, whether written or oral or
                ------
partly written and partly oral, of Seller on the date hereof listed on Exhibit C and which, in the case of oral leases or modifications, are accompanied by a short description of the terms of such lease.

          i.   "Loans" shall mean the pawn loans of Seller.
                -----

          j.   "Management Closing" shall mean October 1, 2000 on which,
                ------------------
provided the Cash Closing has not occurred, the parties shall enter into a management agreement (the "Management Agreement") in order to bridge the delay resulting from the shareholder approval process. A copy of the Management Agreement is attached hereto as Exhibit D. Pursuant to the Management Agreement, Buyer shall manage Seller's pawn shop operations for an agreed upon fee.

          k.   "Person" shall mean and include any individual, partnership,
                ------
joint venture, corporation, trust, unincorporated organization, government or department or agency thereof.

          l.   "Owned Real Estate" shall mean those parcels of real property
                -----------------
(including improvements) owned by Seller on the date hereof which are described and listed on Exhibit E.

          m.   "Valuation Formula" shall mean the detailed formula utilized by
                -----------------
Buyer in order to value the Inventory and the Loans. A detailed description of the formula is attached hereto as Exhibit F.

     2. Agreement to Purchase. Upon the terms and subject to the conditions contained herein, Seller shall sell, convey, set over, deliver, assign and transfer (or cause to be so sold, conveyed, set over, delivered, assigned and transferred) to Buyer, and Buyer shall purchase and acquire from Seller, at the Cash Closing, the Assets.

     3.   Liabilities.

          a. Buyer shall assume, agree to pay and discharge when due, the Leases.

          b. Buyer shall assume, at its sole discretion, certain debt obligations of Seller, as a portion of the Purchase Price (Paragraph 4(b)).

          c. Other than the assumptions set forth above Buyer and Seller agree that Buyer is not assuming and shall have no responsibility for any of the contracts, leases, mortgages, debts, obligations, or liabilities of Seller not expressly assumed herein, all of which shall remain the responsibility of and shall be discharged by Seller as they become due.

     4. Purchase Price. Buyer agrees to pay to Seller, and Seller agrees to accept from Buyer, as the aggregate purchase price for the Assets, the amount of $4,200,000 in cash (subject to certain adjustments described below) (the "Purchase Price") to be paid and delivered to Seller as follows:

          a. Buyer shall, within three (3) business days of the mutual execution of this Agreement, deposit the sum of $100,000 in cash (the "Earnest Money Deposit") with U.S. Bank Escrow Services in an interest bearing escrow account to be held pursuant to an agreed upon escrow agreement (a form of which is attached hereto as Exhibit G (the "Escrow Account") said sum to be paid to Seller as a portion of the Purchase Price at the Cash Closing, paid to Seller as a portion of

Buyer's Break-Up Fee (as defined below) in accordance with Paragraph 7(b), or returned to Buyer in accordance with Paragraph 7(a).

          b. Buyer shall assume certain specific debt obligations of Seller, provided that Buyer and Seller mutually agree on the specific terms and conditions of such assumptions. To the extent that Buyer and Seller agree to such assumptions, the Final Payment (as defined below) shall be adjusted by the amount of such assumption.

          c. At the Cash Closing, Buyer shall pay Seller $4,100,000 (subject to adjustments for debt assumption set out above and for the verification and post closing adjustments set out below) in cash (the "Final Payment") and the Earnest Money Deposit, less any interest earned thereon (which shall be released to Buyer), shall be released to Seller; provided, however, Buyer shall deposit ten percent (10%) of the Purchase Price (the "Escrow Funds") with U.S. Bank Escrow Services who shall place the funds into an interest bearing escrow account to be held pursuant to an agreed upon Escrow Agreement (a form of which is attached hereto as Exhibit H) for the Post Closing Adjustment Period (as defined below). At the expiration of the Post Closing Adjustment Period, those Escrow Funds still remaining in escrow after any amounts have been deducted and paid to Buyer to account for any adjustments in accordance with Paragraph 6, if any, and all interest earned thereon shall be released to Seller as a portion of the Purchase Price.

     5.   Allocation/Verification Provisions; Access to Information

          a. Prior to entering into this Agreement, Buyer conducted due diligence for a period of five (5) days after which Buyer and Seller agreed upon the Purchase Price.

          b. Buyer and Seller agreed that the portion of the Purchase Price attributable to the Loans is $2,377,418 (the "Loans Price"), the portion of the Purchase Price attributable to the Inventory (other than the Aged Inventory) is $1,277,157 (the "Inventory Price"), the portion of the Purchase Price attributable to Furniture, Fixtures and Equipment is $50,000, the portion of the Purchase Price attributable to Earned Pawn Service Charges is $100,000 and the portion of the Purchase Price attributable to the Owned Real Estate is $395,425.

          c. On the date of the Cash Closing, a written report stating the aggregate value of the Inventory and Loans shall be produced from Seller's computer system utilizing the Valuation Formula (the "Verification Report"). If the value of the Inventory on the Verification Report is different than the Inventory Price set forth in paragraph 5(b), at the Cash Closing the Purchase Price shall be adjusted upward or downward on a dollar-for-dollar basis for any amount of such difference. If the value of the Loans on the Verification Report is different than the Loans Price set forth in paragraph 5(b), at the Cash Closing the Purchase Price shall be adjusted upward or downward $1.20 for every dollar amount of such difference.

          d. Seller shall produce, within five (5) business days from the date of mutual execution of this Agreement, the information requested by Buyer on the due diligence checklist, a copy of which is attached hereto as Exhibit I. During the term of this Agreement Buyer shall have access to the books and records of Seller. Seller shall furnish Buyer with such financial and operating data and such other information with respect to the Business as Buyer shall, from time to time, reasonably request.

     6. Post Closing Adjustments. On the Cash Closing, the parties shall generate an Inventory and Loans statement as of the Cash Closing ("I & L Statement"). As soon as practicable (but in no event later than twenty (20)
days) following the Cash Closing (the "Post Closing Adjustment Period"), Buyer shall verify the existence of the Inventory and Loans for the entire Business as of the Cash Closing. Buyer shall conduct a post closing verification audit of each store's Inventory and Loans, and provide to Seller a written report (the "Verification Audit Report") which documents the results of each verification audit in form and substance satisfactory to Seller. Seller shall have the right to participate in the performance of each store verification audit. In the event that any of the Inventory and Loans on the I & L Statement are unaccounted for and Buyer is not in material breach of its obligations under the Management Agreement, the parties agree that each party shall bear fifty percent (50%) of the risk of loss associated with such unaccounted for Inventory and Loans. Seller shall reimburse Buyer for fifty percent (50%) of such documented unaccounted for Inventory and Loans valued on a basis consistent with the Valuation Formula through the release of the appropriate amount of the Escrow Funds. In addition, at the Cash Closing, Seller shall be credited for any pre-paid expenses of Seller for any period following the Cash Closing and the Purchase Price shall be adjusted, on a pro-rata basis, for any such pre-paid expenses.

     7.   Break Up Fees.

          a.   Seller's Break Up Fee. Seller shall be contractually liable to
               ----------------------
Buyer for $275,000 (the "Seller's Break-Up Fee"), which, together with return of the Earnest Money Deposit, including all interest earned thereon, shall be payable to Buyer in the event (1) Seller terminates this Agreement pursuant to Paragraph 31(b)(iii), (2) Buyer terminates this Agreement pursuant to Paragraph 31(c)(i)-(iii) or (3) Seller fails to obtain shareholder approval of this Agreement on or before March 31, 2001. Seller's Break-Up Fee shall constitute liquidated damages paid to Buyer and shall be Buyer's sole remedy for Seller's default hereunder and for payment of Seller's indemnification obligations under Paragraph 22.

          b.   Buyer's Break-Up Fee. Buyer shall be contractually liable to
               --------------------
Seller for $175,000 in addition to the Earnest Money Deposit (the "Buyer's Break-Up Fee"), which shall be payable to Seller in the event Seller terminates this Agreement pursuant to Paragraph 31(b)(i), (ii) and (iv). Buyer's Break-Up Fee shall constitute liquidated damages paid to Seller and shall be Seller's sole remedy for Buyer's default hereunder and for payment of Buyer's indemnification obligations under Paragraph 23.

     8.   Cash Closing.

          a.   Conditions Imposed on Seller. At the Cash Closing, in addition to
               -----------------------------
any other documents specifically required to be delivered pursuant to this Agreement, Seller shall, in form and substance reasonably satisfactory to Buyer and its counsel:

               (1) Deliver to Buyer such deeds, bills of sale, endorsements, assignments, and other good and sufficient instruments of sale, assignment, conveyance, and transfer as shall be required to effectively vest in Buyer all of Seller's right, title, and interest in and to all of the Assets, free and clear of all liens, charges, claims, encumbrances and equities;

               (2) Deliver to Buyer all consents to the assignment to Buyer of each lease, contract, agreement, commitment or other undertaking comprising a part of the Assets that requires such consent, except as otherwise agreed between Buyer and Seller;

               (3) Deliver to Buyer a certificate signed by an officer of Seller, dated as of the date of Cash Closing, stating that to the best knowledge and belief of such officer, after due inquiry, the representations and warranties of Seller set forth in Paragraph 11 hereof are true and correct in all material respects as of the date of Cash Closing and that Seller has performed and complied with all agreements, undertakings, and obligations which were required to be performed and complied with by him at or prior to the Cash Closing in all material respects;

               (4) Deliver to Buyer such information, assignments or assumptions agreements, required to vest in Buyer all of Seller's right, title, and interest in and to the Intellectual Property;

               (5) Deliver to Buyer the opinion of Seller's legal counsel, as of the date of the Cash Closing, in the form and substance reasonably satisfactory to Buyer and its counsel, as to the truth of the matters set forth in Paragraphs 11(a), (b) and (c);

               (6) Deliver to Buyer the executed originals of all of the Leases, all amendments thereto, and all extensions and renewals thereof in Seller's possession;

               (7) Deliver to Buyer originals of all customer service files of Seller relating to the Earned Pawn Service Charges and Loans, all notices, claims, correspondence, and other documents, data, information and materials relating to the Earned Pawn Service Charges and Loans, which are in Seller's possession;

               (8) Deliver to Buyer possession of the Furniture, Fixtures and Equipment;

               (9) Deliver to Buyer possession of the Inventory and Loans, together with all data, documents, information or materials in Seller's possession relating to the Inventory and Loans;

               (10) Deliver possession of the Owned Real Estate together with all data, documents, information, or material, in Seller's possession relating to the Owned Real Estate;

               (11) Execute and deliver a warranty deed for each property comprising the Owned Real Estate, together with such other instruments or documents necessary to transfer title of the Owned Real Estate to Buyer; and

               (12) Deliver to Buyer such other instruments or documents as may be necessary or appropriate to carry out the transactions contemplated by this Agreement.

          b.   Conditions Imposed on Buyer. At the Cash Closing, in addition to
               ---------------------------
any other documents specifically required to be delivered pursuant to this Agreement, Buyer shall, in form and substance satisfactory to Seller and its counsel:

               (1) Pay the Purchase Price required to be paid by Buyer at the Cash Closing pursuant to Paragraph 4;

               (2) Deliver to Seller any Excluded Assets not sold by Buyer for Seller's account, as contemplated by the Management Agreement;

               (3) Deliver to Seller such assumptions or undertakings as may be reasonably necessary to evidence Buyer's agreement and obligation to pay, discharge, and satisfy the Leases to be assumed by Buyer pursuant to Paragraph 3(a) hereof;

               (4) Deliver to Seller an officer's certificate dated the date of the Cash Closing, to the effect that to the best of the knowledge and belief of such officer, after due inquiry, the representations and warranties of Buyer set forth in Paragraph 12 hereof are true and correct in all material respects on the date of the Cash Closing and that Buyer has performed and complied with all agreements, undertakings, and obligations which were required to be performed or complied with by it at or prior to the Cash Closing;

               (5) Deliver to Seller the opinion of Buyer's legal counsel, dated the date of the Cash Closing, in form and substance reasonably satisfactory to Seller and its counsel, as to the truth of the matters set forth in Paragraphs 12(a), (b), and (c); and

               (6) Deliver to Seller such other instruments or documents as may be necessary to carry out the transactions contemplated by this Agreement.

     9. Conduct Prior to Cash Closing. From the date of this Agreement until the earlier of the Cash Closing or the Management Closing and except as contemplated by this Agreement and the pending merger of Seller with a third party, Seller will (i) conduct the Business in the ordinary course, diligently and substantially in the same manner heretofore and not make or institute any unusual or novel methods of purchase, sale, lease, management, accounting or operations and (ii) promptly advise Buyer in writing of any material adverse change in the Business, condition, operations, prospects or the Assets of Seller. On or before the Management Closing, Buyer and Seller shall agree on an updated report detailing the Excluded Assets as of the Management Closing. In addition, on or before the Cash Closing, Buyer and Seller shall agree on an updated report detailing the Excluded Assets as of the Cash Closing. Buyer and Seller have agreed that the approximate Book Value of the Excluded Assets on the date hereof is approximately $678,701.00.

     10.  Conduct Subsequent to Cash Closing.

          a. From time to time after the Cash Closing, without further consideration, Seller shall execute and deliver all such other instruments of sale, assignments, conveyances, and transfers and shall take all such other actions as are reasonable to more effectively transfer to and vest in Buyer, and to put Buyer in possession of, any of the Assets.

          b. From time to time after the Cash Closing, without further consideration, Buyer shall execute and deliver all such other instruments of assumption, and shall take all such other actions as are reasonable to more effectively assume the obligations to pay, discharge and satisfy the Leases assumed by Buyer pursuant to Paragraph 3(a) hereof.

          c. From and after the Cash Closing, Seller will not directly or indirectly solicit any employee, supplier or customer of Buyer for purposes of directly competing with Buyer's business.

     11. Representations and Warranties of Seller. Seller represents and warrants to Buyer that:

          a. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado.

          b. Seller has all requisite corporate power and authority to own and operate the Assets, to lease and operate its properties and to carry on the Business as now being conducted and to enter into and perform this Agreement.

          c. This Agreement has been duly authorized and duly executed by Seller.

          d. Seller has good and marketable title to all of the Assets free and clear of any security interests, claims, liens, options, charges or encumbrances (except as noted in Exhibit J).

          e. Seller has maintained in full force and effect and will continue to maintain until the Cash Closing, insurance on the Assets and business operations, including but not limited to liability and property insurance, of the kinds and in the amounts customarily carried by responsible companies of the size of Seller engaged in a business similar to that of Seller.

          f. Seller has timely filed all federal and applicable state and local tax assessment reports, returns or extensions of every kind required to be filed by it and has duly paid all taxes and other charges due or claimed to be due by federal, state, or local taxing authorities, with respect to the Assets.

          g. To the knowledge of Seller, no consent, approval, or authorization of, any governmental authority on the part of Seller, other than Securities and Exchange Commission approval for proxy solicitations, is required in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, except as provided in this Agreement. Buyer acknowledges that no pawn or ATF licenses shall be transferred or sold to Buyer.

          h. Since August 31, 2000 and except as contemplated by this Agreement and the pending merger of Seller with a third party, Seller has carried on its Business only in the ordinary course, there has not been (a) any change in the assets, liabilities, sales, income or business of Seller or in its relationships with suppliers, customers or lessors, other than changes which were both in the ordinary course of business and have not been, either in any case or in the aggregate, materially adverse; (b) any acquisition or disposition by Seller of any of the Assets other than in the ordinary course of business;
(c) any damage destruction or loss, whether or not covered by insurance, materially and adversely affecting, either in any case or in the aggregate, the Assets; (d) any entry by Seller into any transaction other than in the ordinary course of business; and (f) any mortgage, pledge, lien, lease, security interest or other charge or encumbrance on any of the Assets.

          i. Seller (1) has complied with, and, to its knowledge, is in compliance with (a) all laws, statutes, governmental regulations and all judicial or administrative tribunal orders, judgments, writs, injunctions, decrees or similar commands applicable to Seller or any of the Assets (including without limitation, the Americans with Disabilities Act and any occupational health, zoning or other law, regulation or ordinance) and (b) all unwaived terms and provisions of all contracts, and agreements to which Seller is a party, or by which Seller or any of the Assets are subject and (2) has not been charged with, or been under investigation with respect to, any violation of any provision of any federal, state or local law or administrative regulation in respect of Seller or any of the Assets, except in each of the foregoing cases, where such failure to comply or such charge or investigation has not caused, and would not reasonably be expected to cause, a material adverse effect on or to Seller, the Business, the Assets or the ability of Seller to consummate the transactions contemplated by this Agreement.

     12. Representations of Buyer. Buyer represents and warrants to Seller that:

          a. Buyer is a corporation duly organized, validly existing, and in good standing under the laws of the State of Colorado.

          b. Buyer has all requisite corporate power and authority to enter into and perform this Agreement and the consummation of the transactions contemplated hereby.

          c. This Agreement has been duly authorized and approved by the Board of Directors of Buyer, and has been duly executed and delivered by Buyer and constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, except as enforce ability thereof may be limited by any applicable bankruptcy, reorganization, insolvency or other laws affecting creditors' rights generally or by general principals of equity.

          d. The execution and delivery of this Agreement by Buyer and the performance of its obligations hereunder are not in violation or breach of, and do not conflict with or constitute a default under, any of the terms or provisions of Buyer's Articles of Incorporation or By-Laws or, to Buyer's knowledge, any contract or agreement to which Buyer is a party or by which it is bound (and will not be an event which, after notice or lapse of time or both, will result in any such violation, breach, conflict or default) or any law, judgment, decree, order rule, or regulation of any governmental authority or court, whether federal, state, or local, at law or in equity, or any arbitration decision, applicable to Buyer or to any of its properties or assets.

          e. Buyer has had access to and the opportunity to review such books, records and other information concerning the Business as Buyer has requested.

          f. To the knowledge of Buyer, no consent, approval, or authorization of, or filing with, any governmental authority on the part of Buyer is required in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, except as provided in this Agreement.

     13. Absence of Brokers. Each of the parties hereto represents to the other that it has not retained or incurred any liability to any other Person, for a broker's, finder's or agent's fee for services rendered in connection with the transaction contemplated by this Agreement; and each of the parties hereto agrees to indemnify the other against and to hold the other harmless from any claim made by any Person, claiming to have been employed by such party as a broker, finder, or agent in connection with the transaction contemplated by this Agreement.

     14. Survival of Representations and Warranties. The representations and warranties of Buyer and Seller, respectively, as set forth in this Agreement, shall survive the Cash Closing for a period of ninety (90) days.

     15. Expenses of Transaction. The parties hereto each shall bear all of the expenses respectively incurred by them in connection with this Agreement and the consummation of the transaction contemplated hereby.

     16. Entire Agreement. This document, including the Exhibits and Schedules hereto, contains the entire agreement between the parties hereto with respect to the subject matter of this Agreement; and there are no other agreements, representations, warranties, or covenants, written or oral, with respect to the transaction contemplated by this Agreement which are not expressly set forth in this Agreement.

     17. Amendments. This Agreement may be amended by letter or other document which by its terms specifically states that it is an amendment to this Agreement; provided, that such letter or other document shall be signed by all of the parties hereto.

     18. Notices. Any notice which may be permitted or required to be given pursuant to this Agreement shall be delivered personally or shall be sent by United States registered or certified mail, postage prepaid, addressed as set forth below:

     If to Seller:       U.S. Pawn, Inc.
                         7215 Lowell Blvd.
                         Westminster, CO 80030
                         Attn: Charles C. Van Gundy

     With a copy to:     Brent T. Slosky
                         Brownstein, Hyatt & Farber, P.C.
                         410 Seventeenth St., Twenty-Second Floor
                         Denver, CO 80202-4437

     If to Buyer:        Pawn-One, Inc.
                         5990 West 44th Ave.
                         Wheatridge, CO 80212
                         Attn: Todd Hills

     With a copy to:     Howard B. Gelt
                         Shughart, Thomson & Kilroy, P.C.
                         1050 17th Street, Suite 2350
                         Denver, Colorado 80265

     or to any other address as any party may, by notice to the other parties in accordance with this paragraph designate.

     19. Binding Effect. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns.

     20. Paragraph Headings. The headings of the Paragraphs in this Agreement are for the purpose of reference only and shall not limit or otherwise affect the meaning of any of the provisions of this Agreement.

     21. Incorporation of Exhibits. Each of the Exhibits referred to herein and attached hereto are incorporated herein and shall be deemed to be a part of this Agreement.

     22. Indemnification by Seller. Subject to the limitation set forth in Paragraph 7(a), except for the Leases assumed by Buyer pursuant to Paragraph 3(a) hereof and any other obligations of Seller assumed by Buyer pursuant to Paragraph 4(b) hereof, Buyer is not assuming and shall have no responsibility for any of the debts, obligations, or liabilities of Seller, all of which shall remain the responsibility of and shall be discharged by Seller as they become due and Seller hereby agrees to indemnify and hold Buyer harmless from any loss, liability, damage, cost or expense (including attorney's fees, expenses, costs of investigation and costs of settlement) ("Damages") arising by reason of Seller's nonpayment or nonperformance of any such debts, obligations, or liabilities not expressly assumed by Buyer. Seller further agrees to indemnify and hold Buyer harmless from and respect to any and all claims, liabilities, losses, damages, costs and expenses related to or arising directly or indirectly, out of: (i) any failure or breach by Seller of any representation or warranty, covenant or obligation or undertaking by Seller in this Agreement, any Exhibit hereto, or any other statement, certificate or other instrument delivered pursuant hereto; (ii) any liability that occurs or arises as a result of action or failure to take action by Seller or any of its agents or employees prior to the Cash Closing date; or (iii) any liability for any and all claims of any kind and description of employees that relate to their hiring, employment and/or termination by Seller, provided that the facts or events giving rise to such claims occurred before the Management Closing date.

     23. Indemnification by Buyer. Subject to the limitation set forth in Paragraph 7(b):

          a. Buyer agrees to indemnify and hold Seller harmless from any and all Damages of Seller arising from or in connection with claims or obligations relating to the ownership of the Assets subsequent to the Cash Closing (except to the extent that such obligation or claim may arise because of the breach of any warranty or representation of Seller set forth in this Agreement) or arising from or in connection with the nonpayment or nonperformance by Buyer of the Leases; provided, however, that the parties acknowledge that Seller's Commerce City, Colorado store location will be closed prior to the Cash Closing and Buyer agrees to pay 40% of the negotiated Lease Settlement (which Seller will use good faith efforts to minimize), for such store with Seller paying the remaining 60%.

          b. Buyer agrees to indemnify and hold Seller (and its respective directors, officers, and employees) harmless from and with respect to any and all Damages related to or arising from, directly or indirectly, any failure or any breach by Buyer of any representation or warranty, covenant, obligation or undertaking made by Buyer in this Agreement, any Exhibit hereto, or any other statement, certificate or other instrument delivered pursuant hereto.

     24. Tender of Defense for Damages. Any claim asserted against Buyer or Seller by a third party covered by the indemnity provisions contained in this Agreement shall be deemed a "Covered Claim" under this Agreement. After receipt of written notice of the commencement of any action, whether litigation is instituted or not, based on a Covered Claim, the party receiving such notice ("Claimant") will notify the party against whom the indemnity claim is made ("Indemnitor") within fifteen (15) days of the receipt of the notice of such claim. In the event that such notice is not given in a timely manner, Indemnitor's remedy shall be to offset against the indemnification liability otherwise payable by Indemnitor the amount of damages actually suffered by Indemnitor as a result of the late notice under this Agreement. Indemnitor shall have no right to defend or control the settlement of any Covered Claim unless each of the following conditions is satisfied:

          a. The Covered Claim seeks only monetary damages and does not seek any injunction or other equitable relief against Claimant;

          b. Indemnitor unconditionally acknowledges in writing, in a notice of election to contest or defend the Covered Claim given to Claimant within ten
(10) days after Claimant gives Indemnitor notice of the Covered Claim, that Indemnitor is obligated to indemnity Claimant in full with respect to the Covered Claim;

          c. Indemnitor demonstrates to Claimant that it has the financial ability to satisfy indemnification responsibilities to Claimant and agrees that it will diligently consider all reasonable offers of settlement; and

          d. Indemnitor agrees, as part of any settlement, to obtain an unconditional satisfaction or release, in form and substance reasonably satisfactory to Claimant, releasing Claimant from any and all obligations and liabilities it may have with respect to the Covered Claim.

     If Indemnitor elects to defend against a Covered Claim, Claimant, at its own expense, shall be entitled to participate in (but not control) the defense, and receive copies of all pleadings and other papers in connection with the Covered Claim. If Indemnitor does not elect or is not entitled to elect to defend a Covered Claim in conformity with the requirements set forth above, Claimant shall be entitled to defend or settle (or both) the Covered Claim on such terms as Claimant, in its sole discretion deems appropriate.

     25.  Taxes.

          a. Buyer shall pay all sales and other similar taxes (not including state or federal income taxes) imposed on or collectible by Seller or Buyer by reason of the transfer of the Assets to Buyer pursuant to this Agreement.

          b. The parties agree that all property taxes, annual license fees and any other similar annual fees or assessments due on or after Cash Closing, whenever assessed, as a result of the ownership or operation of any of the Assets shall be the obligation of Buyer. Prior to the Cash Closing, Seller will provide to Buyer an estimate of all such taxes, fees, and assessments for each collecting authority and shall make available to Buyer copies of all assessments, notices and related documents.

     26. Non-assignable Rights. Anything contained herein to the contrary notwithstanding, this Agreement shall not constitute an agreement to assign any contract, order, commitment, license or right if an assignment or attempted assignment thereof without the consent of the other party thereto would constitute a breach thereof or in any material way affect the rights of Seller thereunder or hereunder unless such consent is obtained. If any such consent is not obtained, or if an attempted assignment would be ineffective and would materially affect Seller's rights thereunder, so that Buyer would not in fact receive all such rights, the parties agree to cooperate in any reasonable arrangement designed to assure that Buyer shall have all the benefits, rights, obligations and duties under such contracts, orders, commitments, licenses and rights.

     27. Applicable Law and Consent to Jurisdiction. This Agreement shall be governed in all respects by the laws of the State of Colorado. Seller and Buyer hereby irrevocably submit to binding arbitration before a private arbitrator to be chosen by mutual agreement of the parties. Any arbitration award shall final and binding, and judgment upon the award rendered pursuant to such arbitration may be entered in any court of proper jurisdiction. The Colorado Rules of Evidence and the Colorado Rules of Civil Procedure shall apply to such proceeding. The prevailing party in any action brought to enforce any provisions of this Agreement shall be entitled to all costs of bringing such an action including reasonable attorney's fees.

     28. Confidential Agreement of the Parties. Buyer and Seller agree that in no event will either of them, or any of their officers, directors, employees, agents or representatives, discuss or otherwise disclose the terms of this Agreement (including its existence) or any arrangement or other understanding with any other party other than representatives of such party required to know such information in connection with the transaction, except to the extent such disclosure is required by law; provided, however, that Buyer acknowledges that Seller is negotiating an agreement and plan of merger of Seller and Buyer therefore agrees that Seller may disclose the terms of this Agreement in accordance therewith. If this transaction is not consummated, Buyer shall return all documents, work papers and other materials obtained by it from Seller or its representatives in connection with the transaction and will not retain any copies thereof.

     29. Conditions Precedent to Buyer's Obligations. Each of the agreements of Buyer to be performed by it at the Cash Closing pursuant to this Agreement shall be subject to the fulfillment of each of the following conditions, any one or more of which may be waived, in whole or in part, in writing, by Buyer:

          a. Each of the representations and warranties of Seller set forth in Paragraph 11 hereof shall be true and correct both on the date hereof and on the date of Cash Closing as if made at that time, except insofar as changes have occurred after the date hereof which are contemplated by this Agreement;

          b. Seller shall have performed and complied with all agreements, undertakings, and obligations which are required to be performed or complied with by it at or prior to the Cash Closing in all material respects;

          c. Since the date of this Agreement, there shall have been no material adverse change, or discovery of a condition or the occurrence of any event which might result in such change, in the value of the Assets, other than changes in the ordinary course of business (none of which shall have been materially adverse) and as permitted by this Agreement;

          d. At the Cash Closing, Seller shall have delivered to Buyer all of the items set forth in Paragraph 8(a) of this Agreement;

          e. All proceedings in connection with the transactions contemplated by this Agreement and all certificates and documents delivered to Buyer in connection with the transactions contemplated by this Agreement shall be satisfactory in all reasonable respects to Buyer and Buyer's counsel, and Buyer shall have received copies of all such records and documents as Buyer may reasonably request; and

          f. No governmental entity having jurisdiction over Buyer or Seller shall have enacted, issued, promulgated, enforced or entered any law, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is then in effect and has the effect of making the transactions contemplated by this Agreement illegal or otherwise prohibiting consummation of the sale of the Assets.

     30. Conditions Precedent to Seller's Obligations. Each of the agreements of Seller to be performed by it at the Cash Closing pursuant to this Agreement shall be subject to the fulfillment of each of the following conditions, any one or more of which may be waived, in whole or in part, in writing, by Seller:

          a. The representations and warranties of Buyer set forth in Paragraph 12 of this Agreement shall be true and correct both on the date hereof and on the date of the Cash Closing as if made at that time, except insofar as changes have occurred after the date hereof which are contemplated by this Agreement;

          b. Buyer shall have performed and complied with all agreements, undertakings, and obligations as are required to be performed or complied with by it at or prior to the Cash Closing in all material respects;

          c. At the Cash Closing, Buyer shall have delivered to Seller all of the items set forth in Paragraph 8(b) of this Agreement;

          d. All proceedings in connection with the transactions contemplated by this Agreement and all certificates and documents delivered to Seller in connection with the transactions contemplated by this Agreement shall be satisfactory in all reasonable respects to Seller and Seller's counsel, and Seller shall have received copies of all such records and documents as Seller may reasonably request;

          e. Seller shall have received shareholder approval to consummate the transactions contemplated by this Agreement; and

          f. No governmental entity having jurisdiction over Buyer or Seller shall have enacted, issued, promulgated, enforced or entered any law, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is then in effect and has the effect of making the transactions contemplated by this Agreement illegal or otherwise prohibiting consummation of the sale of the Assets.

     31.  Right to Terminate. This Agreement may be terminated as follows:

          a.   By mutual written consent of Seller and Buyer;

          b. By Seller if (i) after March 31, 2001 the transactions contemplated hereby have not been consummated by such date other than as a result of (x) a material breach by Seller of any of its obligations hereunder,
(y) a failure by Seller to satisfy the conditions precedent to Buyer's obligations to consummate the transactions contemplated hereby, (ii) Buyer has materially breached this Agreement or the Management Agreement, (iii) Seller has received a Superior Proposal (as defined below) or (iv) Buyer files a petition for bankruptcy, is adjudicated bankrupt, a petition in bankruptcy is filed against Buyer and such petition is not dismissed within sixty (60) days of the filing date, Buyer becomes insolvent or makes an assignment for the benefit of its creditors pursuant to any bankruptcy law or a receiver is appointed for Buyer or its business; or

          c. By Buyer if (i) after March 31, 2001 the transactions contemplated hereby have not been consummated by such date other than as a result of (x) a material breach by Buyer any of its obligations hereunder, (y) a failure by Buyer to satisfy the conditions precedent to Seller's obligations to consummate the transactions contemplated hereby, (ii) Seller has materially breached this Agreement or the Management Agreement or (iii) Seller files a petition for bankruptcy, is adjudicated bankrupt, a petition in bankruptcy is filed against Seller and such petition is not dismissed within sixty (60) days of the filing date, Seller becomes insolvent or makes an assignment for the benefit of its creditors pursuant to any bankruptcy law or a receiver is appointed for Seller or its Business.

     32. Employee Matters. Buyer shall have the right (but not the obligation) to offer employment to any employee of Seller on terms acceptable to Buyer. Buyer acknowledges that Seller, effective at the Cash Closing, shall terminate all employees of Seller.

     33. Severability. In the event that any covenant, condition or other provision herein contained is held to be invalid, void or illegal by any court of competent jurisdiction, the same shall be deemed to be severable from the remainder of this Agreement and shall in no way affect, impair or invalidate any other covenant, condition or other provision herein contained.

     34. Counterparts. This Agreement may be executed in multiple counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      35. No Shop. Seller agrees that until this Agreement is terminated as provided herein, it shall not, directly or indirectly, (i) submit, solicit, initiate, encourage or discuss any proposal or offer from any person relating to any sale of the Assets (other than in the ordinary course of business consistent with past practice) (a "Competing Transaction"), (ii) enter into any agreement or commitment related to any Competing Transaction, or (iii) furnish any information with respect to or assist or participate in or facilitate in any other manner any effort or attempt by any person seeking to consummate any Competing Transaction other than as contemplated hereby; provided, however, that Seller may participate in such discussions or furnish such information in response to any unsolicited proposal or any proposal solicited by Seller prior to the date hereof for a Competing Transaction if Seller's board of directors has determined, after receipt of written advice from outside counsel, that the failure to take such action would constitute a breach of the fiduciary duties of the directors of Seller. Seller shall promptly notify Buyer of any superior proposal regarding a Competing Transaction (or any inquiry or contract with any person or entity with respect thereto) (a "Superior Proposal"), and shall advise Buyer of the contents thereof, including the parties involved (and, if in written form, provide Buyer with copies thereof) and provide Buyer ten (10) days in which to match or exceed the terms of the Competing Transaction.

                           [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have duly executed this Agreement as of the day and year first written above.

                                                  U.S. Pawn, Inc.

                                         By:  /s/ Charles Van Gundy
                                            -----------------------------------

                                         Title:   President and Chief
                                               --------------------------------
                                                  Executive Officer
                                               --------------------------------

                                                  Pawn-One, Inc.


                                         By:  /s/ Todd Hills
                                            -----------------------------------

                                         Title:    President
                                               --------------------------------

                                                                       EXHIBIT B

                                                                  EXECUTION COPY



                         AGREEMENT AND PLAN OF MERGER

                                    between

                                U.S. PAWN, INC.

                                      and

                             U.S. REMODELERS, INC.

                         Dated as of November 3, 2000

                         AGREEMENT AND PLAN OF MERGER


     AGREEMENT AND PLAN OF MERGER ("Agreement") dated as of November 3, 2000, between U.S. PAWN, INC., a Colorado corporation (the "Purchaser"), and U.S. REMODELERS, INC., a Delaware corporation (the "Company").

     WHEREAS, the Purchaser and the Company have each approved the acquisition of the Company by the Purchaser pursuant to a merger of a wholly-owned Delaware subsidiary of the Purchaser ("Newco") with and into the Company with the Company surviving such merger, upon the terms and subject to the conditions set forth herein;

     WHEREAS, the Board of Directors of each of the Purchaser and the Company believes it is in the best interest of each of the Purchaser and the Company and their respective stockholders to consummate such merger upon the terms and subject to the conditions set forth herein; and

     WHEREAS, the Board of Directors of each of the Purchaser and the Company have approved and adopted this Agreement and approved the proposed merger upon the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants contained herein, the parties agree as follows:

                                   ARTICLE I
                                  Definitions

     Section 1.1  Defined Terms.  As used in this Agreement, the following terms
                  -------------
shall have the following meanings:

            (a)   "Acquisition Proposal" is defined in Section 5.3(e).
                   --------------------

            (b)   "Affiliate" of any specified person means an officer or
                   ---------
director of such person and any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person and, in the case of an individual, includes members of such individual's immediate family. For purposes of this definition, "control" when used with respect to any specified person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            (c)   "Agreement" means this Agreement and includes all of the
                   ---------
schedules and exhibits annexed hereto.

            (d)   "Applicable Law" is defined in Section 3.7.
                   --------------

            (e)   "Asset Sale" is defined in Section 5.1(a).
                   ----------

            (f)   "Cash" means the actual amount of cash held by the Purchaser
                   ----
on the Closing Date plus: (i) the amount of Escrowed Cash; (ii) the amount of
                    ----
any tax refund to which the Purchaser is entitled and the likelihood of future receipt of which has been shown to the Company's reasonable satisfaction; (iii) the present value to the Purchaser of any tax benefit, not to exceed $50,000, resulting from any net operating losses accrued on the Purchaser's books as of the Closing Date; and (iv) 50% of the cost of the Fairness Opinion not to exceed $25,000 (assuming the Purchaser pays 100% of such amount); less (i) any payment
                                                           ----
obligation of the Purchaser on account of any dissenters' rights exercised in connection with the Asset Sale; (ii) the amount of cash reserved for the payment of Taxes; and (iii) other unpaid Debt of the Purchaser that is not yet due as of the Closing Date.

            (g)   "CBCA" means the Colorado Business Corporation Act.
                   ----

            (h)   "Certificate of Merger" is defined in Section 2.2.
                   ---------------------

            (i)   "Certificates" is defined in Section 2.8(b).
                   ------------

            (j)   "Closing" is defined in Section 2.10.
                   -------

            (k)   "Closing Date" is defined in Section 2.10.
                   ------------

            (l)   "Code" means the Internal Revenue Code of 1986, as amended.
                   ----

            (m)   "Company" means U.S. Remodelers, Inc., a Delaware corporation.
                   -------

            (n)   "Company Common Stock" means the Company's common stock, $.01
                   --------------------
par value.


            (o)   "Company Financial Statements" is defined in Section 4.18.
                   ----------------------------

            (p)   "Company Leased Premises" is defined in Section 4.16(a).
                   -----------------------

            (q)   "Company Material Contracts" is defined in Section 4.9.
                   --------------------------

            (r)   "Company Preferred Stock" means the Company's Series A
                   -----------------------
Preferred Stock.

            (s)   "Company Stock Option Plan" means the Company's Amended and
                   -------------------------
Restated 1998 Stock Option Plan.

            (t)   "Competing Transaction" is defined in Section 5.3(e).
                   ---------------------

            (u)   "Contract" is defined in Section 3.18.
                   --------

            (v)   "Debt" means (a) any indebtedness of the Purchaser for
                   ----
borrowed money or issued by the Purchaser in substitution for borrowed money;
(b) any indebtedness for
borrowed money evidenced by any note, bond, debenture or other debt security;
(c) any indebtedness for borrowed money evidenced by any note, bond, debenture or other debt security that is a direct obligation of the Purchaser or is guaranteed by the Purchaser (including, without limitation, guarantees to repurchase, redeem or reimburse); (d) any commitment by which the Purchaser assures a creditor against loss (without limitation contingent reimbursement obligations with respect to letters of credit); (e) any amounts due from the Purchaser to any affiliates; (f) accrued and due but unpaid Taxes, provided however, that for any such taxes that are accrued but not yet due and for the payment of which the Purchaser has reserved adequate cash, shall not be considered Debt; (g) any obligations under capital or operating leases; provided, however, that Debt shall not include contingent obligations under subleases or assignments with respect to leases for the Purchaser Leased Premises for purposes of this Agreement; (h) any fees, penalties or accrued and unpaid interest on any of the foregoing; (i) any liability under any stock option plans, employee benefit plans, pension or retirement plans; (j) any payments due to any party as a result of change of control provisions in an agreement to which the Purchaser is a party; (k) obligation to redeem any outstanding securities or other obligations of the Purchaser; (l) any Purchaser accrued but unpaid expenses associated with the consummation of the Asset Sale or the Merger; (m) any unpaid liabilities; and (n) any incurred but unpaid obligation relating to terminated employees. In no event shall Debt include any payment obligation of the Purchaser on account of any dissenters' rights exercised by the Purchaser's stockholders in connection with the Asset Sale.

            (w)   "DGCL" means the General Corporation Law of the State of
                   ----
Delaware.

            (x)   "Dissenting Shares" is defined in Section 2.7.
                   -----------------

            (y)   "EEOC" means the Equal Employment Opportunity Commission.
                   ----

            (z)   "Effective Time" is defined in Section 2.3.
                   --------------

            (aa)  "Encumbrances" means all liens, charges, security interests
                   ------------
and similar rights of third parties with respect to property.

            (bb)  "Environmental Law" means all applicable federal, state or
                   -----------------
local rules, regulations or principles of common law relating to protection of health and safety, pollution, and environmental matters of any kind whatsoever, including with respect to the storage, treatment, generation, transportation, spillage, discharge, leakage or other release or threatened release of any material, substance or waste of any kind whatsoever.

            (cc)  "Environmental Permit" any permits, licenses, notifications,
                   --------------------
consents or approvals required under any Environmental Law.

            (dd)  "Escrow Agreement" is defined in Section 8.2(e)(ii).
                   ----------------

            (ee)  "Escrowed Cash" shall mean any cash held in escrow pursuant
                   -------------
to the terms of the agreement governing the Asset Sale.

            (ff)  "Escrowed Shares" is defined in Section 8.2(e)(ii).
                   ---------------

            (gg)  "Exchange Act" means the Securities Exchange Act of 1934, as
                   ------------
amended.

            (hh)  "Exchange Agent" is defined in Section 2.8(a).
                   --------------

            (ii)  "Exchange Fund" is defined in Section 2.8(a).
                   -------------

            (jj)  "Fairness Opinion" is defined in Section 5.1(g).
                   ----------------

            (kk)  "Governmental Entity" means any federal, state, local, foreign
                   -------------------
or multinational court, arbitral tribunal, administrative agency or commission or other governmental or regulatory authority or administrative agency or commission.

            (ll)  "Governmental Permit" means any franchise, consent, license,
                   -------------------
marketing right, permit, authorization, approval or other operating authority issued by any governmental or regulatory body.

            (mm)  "Indemnifiable Claim" is defined in Section 8.2(a)(ii).
                   -------------------

            (nn)  "Indemnified Party" is defined in Section 8.2(d).
                   -----------------

            (oo)  "Indemnifying Party" is defined in Section 8.2(d).
                   ------------------

            (pp)  "Intellectual Property" is defined in Section 3.23.
                   ---------------------

            (qq)  "IRS" means the Internal Revenue Service.
                   ---

            (rr)  "Loss" or "Losses" means any and all out-of-pocket damages,
                   ----      ------
costs, liabilities, losses, judgments, penalties, fines, expenses or other costs, including reasonable attorney's fees, incurred by any party.

            (ss)  "Material Adverse Effect" means a material adverse effect on
                   -----------------------
either (i) the assets, operations or financial condition of the Company or the Purchaser, as applicable, or (ii) the Company's or the Purchaser's ability to consummate the transactions contemplated hereby; provided, however, for purposes of setting forth information on the disclosure schedules hereto, "Material Adverse Effect" shall be deemed to include any event or circumstance which could reasonably be expected to result in a liability to the Purchaser or the Company in excess of $50,000.

            (tt)  "Merger" is defined in Section 2.1.
                   ------

            (uu)  "Merger Consideration"  is defined in Section 2.6(a).
                   --------------------

            (vv)  "Newco" is defined in the introduction to this Agreement.
                   -----

            (ww)  "Newco Common Stock" means Newco's common stock, $.01 par
                   ------------------
value.

            (xx)  "Person" means any individual, partnership, corporation,
                   ------
limited liability company, association, joint stock company, trust, joint venture, unincorporated organization or governmental entity (or any department, agency or political subdivision thereof).

            (yy)  "Proxy Statement" is defined in Section 5.1(f).
                   ---------------

            (zz)  "Purchaser" means U.S. Pawn, Inc., a Colorado corporation.
                   ---------

            (aaa) "Purchaser Common Stock" means the Purchaser's common stock,
                   ----------------------
no par value, to be issued in the Merger.

            (bbb) "Purchaser Financial Statements" is defined in Section 3.22.
                   ------------------------------

            (ccc) "Purchaser Leased Premises" is defined in Section 3.21(b).
                   -------------------------

            (ddd) "Purchaser Liability Limit" is defined in Section
                   -------------------------
8.2(a)(iv).

            (eee) "Purchaser Material Contracts" is defined in Section 3.18.
                   ----------------------------

            (fff) "Purchaser Real Estate" is defined in Section 3.21(a).
                   ---------------------

            (ggg) "Purchaser Preferred Stock" means the Purchaser's preferred
                   -------------------------
stock, $10.00 par value.

            (hhh) "Purchaser Stock Option Plans" means the Purchaser's 1988
                   ----------------------------
Employee Stock Option Plan, 1991 Directors' Stock Option Plan, 1995 Directors' Stock Option Plan, and 1996 Consultant and Employee Stock Option Plan.

            (iii) "Purchaser's Shareholders Percentage of Ownership" is
                   ------------------------------------------------
defined in Section 2.6.

            (jjj) "Representative" is defined in Section 5.3(b).
                   --------------

            (kkk) "Registration Rights Agreement" is defined in Section 5.1(e).
                   -----------------------------

            (lll) "SEC" means the Securities and Exchange Commission.
                   ---

            (mmm) "SEC Documents" is defined in Section 3.10.
                   -------------

            (nnn) "Securities Act" means the Securities Act of 1933, as amended.
                   --------------

            (ooo) "Subsidiary" means with respect to any Person (i) any
                   ----------
corporation at least a majority of whose outstanding voting stock is owned, directly or indirectly, by such Person or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries, (ii) any general partnership, joint venture or similar entity, at least a majority of whose outstanding partnership or similar interests shall at the time be owned by such Person, or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries and (iii) any limited partnership of which such Person or any of its Subsidiaries is a general partner. For purposes of this definition, "voting stock" means shares, interests, participations or other equivalents in the equity interest (however designated) in such Person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such Person other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

            (ppp) "Surviving Corporation" is defined in Section 2.1.
                   ---------------------

            (qqq) "Tax" means any federal, state, local or foreign income, gross
                   ---
receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, capital gains, environmental (pursuant to Section 59A of the Code or otherwise), custom duties, capital stock, franchise, employee's income withholding, foreign withholding, social security (or its equivalent), unemployment, disability, real property, personal property, sales, use, transfer, value added, registration, alternative or add-on minimum, estimated or other tax, including any interest, penalties or additions to tax in respect of the foregoing, whether disputed or not, and any obligation to indemnify, assume or succeed to the liability of any other person in respect of the foregoing, and the term "Tax Liability" shall mean any liability (whether known or unknown, whether absolute or contingent, whether liquidated or unliquidated, and whether due or to become due) with respect to Taxes.

            (rrr) "Tax Return" means any return, declaration, report, claim for
                   ----------
refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

            (sss) "Third-Party Claim" is defined in Section 8.2(d).
                   -----------------

            (ttt) "WARN" is defined in Section 3.20.
                   ----


                                  ARTICLE II
                                  The Merger

     Section 2.1  The Merger. Upon the terms and subject to the conditions
                  ----------
herein and in accordance with the DGCL, at the Effective Time, Newco shall be merged with and into the Company (the "Merger") and thereupon the separate corporate existence of Newco shall cease, and the Company, as the surviving corporation (the "Surviving Corporation"), shall continue to exist under and be governed by the DGCL.

     Section 2.2  Filing. On the Closing Date, the Company and the Purchaser
                  ------
will cause a Certificate of Merger in the form of Exhibit A hereto (the "Certificate of Merger") to be executed and filed with the Secretary of State of the State of Delaware pursuant to the applicable provisions of the DGCL.

     Section 2.3  Effectiveness of the Merger. The Merger shall become effective
                  ---------------------------
(the "Effective Time") immediately upon the filing and acceptance of the Certificate of Merger with the Secretary of State of the State of Delaware.

     Section 2.4  Certificate of Incorporation and Bylaws. Upon the Effective
                  ---------------------------------------
Time, the Certificate of Incorporation of the Company in effect immediately prior to the Effective Time shall be the Certificate of Incorporation of the Surviving Corporation following the Effective Time. The Bylaws of the Company in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation following the Effective Time.

     Section 2.5  Directors and Officers. As of the Effective Time, the
                  ----------------------
directors and officers of the Company, as designated on Schedule 2.5, shall
                                                        ------------
continue to serve as directors and officers of the Surviving Corporation. Such directors and officers shall serve in accordance with the Bylaws of the Surviving Corporation until the next annual meeting of the stockholders of the Surviving Corporation or until their successors are duly elected or appointed and qualified.

     Section 2.6  Conversion of Shares, Options and Preferred Stock. At the
                  -------------------------------------------------
Effective Time, except as set forth in Section 2.7 with respect to Dissenting Shares (as defined therein), by virtue of the Merger and without any action on the part of the holders thereof:

             (a)  Merger Consideration.
                  --------------------

                  (i) The Purchaser's shareholders will own the applicable percentage of the Purchaser's post-merger outstanding shares of Common Stock as set forth below (the "Purchaser's Shareholders Percentage of Ownership"). The Purchaser's Shareholders Percentage of Ownership has been determined by the Purchaser and the Company based on, among other factors, the amount of Cash on the Closing Date after the Asset Sale and assuming at the Closing, Purchaser would have 3,327,785 outstanding shares of Common Stock. On the Closing Date, the aggregate number of shares of Purchaser Common Stock to be issued in exchange for Company Common Stock (the "Merger Consideration"), excluding for purposes of this calculation any shares issued by Purchaser pursuant to Section 3.15, shall be determined by dividing the number of the Purchaser's outstanding shares of Common Stock on the Closing Date less any outstanding dissenting shares in connection with the Asset Sale, by the applicable Purchaser's Shareholder Percentage of Ownership as determined below based on the amount of Cash on the Closing Date (rounded to the nearest full share). The resultant quotient shall then be reduced by the number of outstanding shares of Purchaser Common Stock on the Closing Date, after subtracting any outstanding dissenting shares in connection with the Asset Sale, to determine the Merger Consideration. Assuming on the Closing Date that the Purchaser had 3,327,785 outstanding shares of Common Stock and no dissenting shares in connection with the Asset Sale, the Merger Consideration would be as set forth below based on the amount of Cash on the Closing Date:

                                                      Merger Consideration
                                                       (shares) (pre-reverse
                                                             stock split)
                          Purchaser's Shareholders          to be issued to
             Cash         Percentage of Ownership       Company Shareholders
             ----         -----------------------       --------------------

         $3,500,000                   29%                     8,147,336
          3,375,000                   28                      8,557,161
          3,250,000                   27                      8,997,345
          3,125,000                   26                      9,471,388
          3,000,000                   25                      9,983,355
          2,875,000                   24                     10,537,986
          2,750,000                   23                     11,140,845
          2,625,000                   22                     11,798,851
          2,500,000                   21                     12,518,860
          2,375,000                   20                     13,311,140
          2,250,000                   19                     14,186,873
          2,125,000                   18                     15,159,909
          2,000,000                   17                     16,247,421


     In the event the Cash exceeds $3,500,000, the Merger Consideration shall be adjusted such that the Purchaser's Shareholder Percentage of Ownership shall be increased 1% for every $350,000 of Cash in excess of $3,500,000 up to a maximum of $5,000,000. The Merger Consideration shall be adjusted on a pro rata basis in accordance with the table set forth above and the preceding sentence (rounded to the nearest full share) for Cash amounts between the amounts indicated on the table and for actual Cash amounts that exceed $3,500,000 by increments other than exactly $350,000.

               (ii) Each outstanding share of Company Common Stock on the Closing date shall be converted into and shall thereafter represent only the right to receive, upon surrender in accordance with Section 2.8, the appropriate number of shares of Purchaser Common Stock issued as Merger Consideration on a pro rata basis to the number of shares of Company Common Stock outstanding on the Closing Date (rounded to the nearest full share).

               (iii) If after the Effective Time less than all of the Escrowed Cash is released to the Purchaser in accordance with the escrow agreement for the Asset Sale, the Cash shall be adjusted downward by the amount of the adjustment to the Escrowed Cash and the Merger Consideration shall be recalculated accordingly, with the Purchaser issuing the resulting additional Merger Consideration to the holders of the Company's Common Stock as determined at the Effective Time.

          (b) As soon as practicable following the Effective Time, the holders of outstanding options in the Company Stock Option Plan at the Effective Time shall exchange such options for options in a new incentive stock option plan to be included in the Proxy Statement and approved by the Purchaser's stockholders at the Purchaser's stockholder meeting. The new options shall cover the same number of shares of Purchaser Common Stock (on a pre-reverse stock split basis) and at the same exercise price per share as such Company options were provided under the Company Stock Option Plan.

          (c) All outstanding shares of Preferred Stock of the Company shall remain outstanding.

          (d) All shares of capital stock held by the Company as treasury shares shall be canceled and retired and cease to exist, without any conversion thereof.

          (e) The shares of Purchaser Common Stock issued by the Purchaser as the Merger Consideration shall be "restricted securities" as defined in Rule 144 under the Securities Act and shall bear a legend to such effect.

          (f) Each share of Newco Common Stock, issued and outstanding immediately prior to the Effective Time shall be converted, by virtue of the Merger and without any action on the part of the holder thereof, into one share of common stock, par value $.01 per share, of the Surviving Corporation.

          (g) Notwithstanding anything herein to the contrary, all shares of Purchaser Common Stock referred to in this Section 2.6 do not give effect to the contemplated reverse stock split as set forth in Section 5.1(f)(v).

     Section 2.7  Dissenting Shares. Notwithstanding anything in this Agreement
                  -----------------
to the contrary, shares of capital stock of the Company that are issued and outstanding immediately prior to the Effective Time and that are held by stockholders who have not voted such shares in favor of the Merger or consented thereto in writing and who have delivered a written demand for payment for such shares in the manner provided in Section 262 of the DGCL (the "Dissenting Shares") shall not be converted into or represent a right to receive the consideration provided for such shares pursuant to Section 2.6 hereof, but the holder thereof shall be entitled only to such rights as are granted by Section 262 of the DGCL. Each holder of Dissenting Shares shall receive payment therefor from the Surviving Corporation in accordance with the DGCL; provided, however, if any such holder of Dissenting Shares shall have failed to establish his or her entitlement to receive payment for such shares as provided in Section 262 of the DGCL, or if any such holder of Dissenting Shares shall have effectively withdrawn his or her demand for payment for such shares or lost his or her right to receive payment for such shares under Section 262 of the DGCL, or if neither any holder of Dissenting Shares nor the Surviving Corporation shall have filed a petition demanding a determination of the value of all Dissenting Shares within the time provided in Section 262 of the DGCL, such holder or holders (as the case may be) shall forfeit the right to receive payment for such shares pursuant to Section 262 of the DGCL and each such share shall thereupon be deemed to have been converted, as of the Effective Time, into the right to receive the consideration provided therefor pursuant to Section 2.6.

     Section 2.8  Exchange of Shares.
                  ------------------

          (a) The Purchaser shall authorize one or more persons to act as Exchange Agent for the Merger, which person(s) shall be reasonably acceptable to the Company (the "Exchange Agent"). Immediately prior to the Effective Time, the Purchaser shall, or the Purchaser shall cause Newco to, deposit in trust with the Exchange Agent the Merger Consideration (the Merger Consideration deposited with the Exchange Agent is hereinafter referred to as the "Exchange Fund"). The Exchange Agent shall, pursuant to irrevocable instructions, make the disbursements provided for in Section 2.6 of this Agreement out of the Exchange Fund.

          (b) As soon as practicable after the Effective Time, the Purchaser shall cause the Exchange Agent to mail or deliver to each record holder of certificates which immediately prior to the Effective Time represented shares of Company Common Stock (the "Certificates") a letter of transmittal and instructions for use in effecting the surrender of the Certificates in exchange for the Merger Consideration, which letter of transmittal shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Exchange Agent. Upon surrender to the Exchange Agent of a Certificate, together with such letter of transmittal duly executed and completed in accordance with the instructions thereto, the holder of such Certificate shall be entitled to receive in exchange therefor his/her pro rata share of the Merger Consideration represented by the Certificate (rounded to the nearest share of Merger Consideration for such holder), and such Certificate shall forthwith be canceled. If there is delivered to the Exchange Agent by any person who is unable to produce a Certificate for surrender (i) evidence to the Purchaser that any such Certificate has been lost, wrongfully taken or destroyed, (ii) any such security or indemnity as reasonably may be requested by the Purchaser to hold it harmless, and (iii) evidence to the reasonable satisfaction of the Purchaser that such person is the owner of the shares theretofore represented by each Certificate claimed by him or her to be lost, wrongfully taken or destroyed and that he or she is the person who would be entitled to present each such Certificate and to receive the Merger Consideration pursuant to this Agreement, then the Purchaser, in absence of actual notice to it that any shares theretofore represented by any such Certificate have been acquired by a bona fide purchaser, shall cause the Exchange Agent to deliver to such person the Merger Consideration that such person would have been entitled to receive upon surrender of each such lost, wrongfully taken or destroyed Certificate.

          (c) If delivery of the Merger Consideration is to be made to any person other than the person in whose name the Certificate surrendered is registered, it shall be a condition of such delivery that the Certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the person requesting such delivery shall pay any transfer or other taxes required by reason of such delivery or establish to the satisfaction of the Exchange Agent that such tax has been paid or is not applicable. As of the Effective Time, until surrendered in accordance with the provisions of this
Section 2.8, each Certificate (other than Certificates representing Dissenting Shares) shall represent for all purposes only the right to receive the Certificate holders pro rata share of the Merger Consideration represented by such Certificate (rounded to the nearest share of Merger Consideration for such holder). Certificates representing Dissenting Shares shall represent for all purposes only the right to receive payment from the Company, as the Surviving Corporation, of the "fair value" of such Dissenting Shares determined in accordance with Section 262 of the DGCL. Any portion of the Exchange Fund which remains unclaimed by the former stockholders of the Company for 180 days after the Effective Time shall be delivered to the Purchaser upon demand. Any stockholders of the Company shall thereafter look only to the Purchaser with respect to the Merger Consideration payable upon due surrender of their Certificates.

          (d) Notwithstanding the foregoing, neither the Purchaser, the Surviving Corporation nor the Exchange Agent shall be liable to a holder of shares of Company Common Stock for any Merger Consideration delivered to a public official pursuant to applicable abandoned property, escheat and similar laws. After the Effective Time, there shall be no transfers on the stock transfer books of the Company of the shares of Company Common Stock that were outstanding immediately prior to the Effective Time.

     Section 2.9  Effects of Merger. The Merger shall have the effects set forth
                  -----------------
in the DGCL. Without limiting the foregoing, on and after the Effective Time, the Surviving Corporation shall possess all the assets and interests of every description, wherever located, and all rights, privileges, immunities, powers, franchises and authority, of a public as well as of a private nature, of each of the Company and Newco, all of which shall be vested in the Surviving Corporation without further act or deed.

     Section 2.10 Closing. The closing of the Merger (the "Closing") shall be
                  -------
held at the offices of Brownstein, Hyatt & Farber, P.C., 410 Seventeenth Street, 22/nd/ Floor, Denver, Colorado 80202 at 10:00 a.m. (local time) as soon as practicable after the satisfaction or waiver of the conditions set forth in
Article VI, but no later than March 31, 2001 (the "Closing Date"), or at such other place and time as the Purchaser and the Company may mutually agree.

                                  ARTICLE III
                Representations and Warranties of the Purchaser

     The Purchaser represents and warrants to the Company as follows:

     Section 3.1  Organization and Good Standing. The Purchaser is a corporation
                  ------------------------------
duly organized, validly existing and in good standing under the laws of the State of Colorado and has the corporate power and authority to carry on its business as it is now being conducted. The Purchaser is duly qualified as a foreign corporation in good standing in each jurisdiction where the conduct of its business makes such qualification necessary, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

     Section 3.2  Formation of Newco. Newco was formed solely for the purpose of
                  ------------------
engaging in the transactions contemplated by this Agreement. As of the date hereof and the Effective Time, except for obligations or liabilities incurred in connection with its incorporation or organization and except for this Agreement and any other agreements or arrangements contemplated by this Agreement or in furtherance of the transactions contemplated hereby, Newco has not and will not have incurred, directly or indirectly, through any subsidiary or affiliate, any obligations or liabilities or engaged in any business activities of any type or kind whatsoever or entered into any agreements or arrangements with any Person.

     Section 3.3  Certificate of Incorporation and Bylaws. Complete and correct
                  ---------------------------------------
copies of the Articles of Incorporation and Bylaws or equivalent organizational documents, each as amended to date, of the Purchaser has been made available to the Company. The Articles of Incorporation, Bylaws and equivalent organizational documents of the Purchaser are in full force and effect. The Purchaser is not in violation of any provision of its Articles of Incorporation, Bylaws or equivalent organizational documents.

     Section 3.4  Capitalization.
                  --------------

          (a) As of the date hereof, the authorized capital stock of the Purchaser consists of 30,000,000 shares of common stock and 1,000,000 shares of preferred stock. As of the date hereof, the authorized capital stock of Newco consists of 100 shares of common stock. At the close of business on October 12, 2000: (i) 3,327,785 shares of Purchaser Common Stock were outstanding; (ii) 37,800 shares of Purchaser Preferred Stock were outstanding; (iii) 543,167 shares of unissued Purchaser Common Stock were subject to issuance upon the exercise of outstanding stock options listed under the Purchaser Stock Option Plans; and (iv) 100 shares of Newco Common Stock were outstanding. All outstanding shares of Purchaser Common Stock and Newco Common Stock are validly issued, fully paid and nonassessable and not subject to preemptive rights.

          (b)     Except as described in this Section 3.4, as disclosed on
Schedule 3.4 and as contemplated by this Agreement (i) no shares of capital stock or other equity securities of the Purchaser or Newco are authorized, issued or outstanding, or reserved for issuance, and there are no options, warrants or other rights (including registration rights), agreements, arrangements or commitments of any character to which the Purchaser or Newco is a party relating to the issued or unissued capital stock or other equity interests of the Purchaser or Newco, requiring the Purchaser or Newco to grant, issue or sell any shares of the capital stock or other equity interests of the Purchaser or Newco by sale, lease, license or otherwise; (ii) neither the Purchaser nor Newco has any obligation, contingent or otherwise, to repurchase, redeem or otherwise acquire any shares of the capital stock or other equity interests of the Purchaser or Newco; (iii) neither the Purchaser nor Newco, directly or indirectly, owns, or has agreed to purchase or otherwise acquire, the capital stock or other equity interests of, or any interest convertible into or exchangeable or exercisable for such capital stock or such equity interests of, any corporation, partnership, joint venture or other entity which would be material in value to the Purchaser, and (iv) there are no voting trusts, proxies or other agreements or understandings to which the Purchaser or Newco is a party with respect to the voting of any shares of capital stock or other equity interests of the Purchaser or Newco.

     Section 3.5  Purchaser Subsidiaries. Except for Newco, Schedule 3.5 sets
                  ----------------------
forth a list of each Subsidiary of the Purchaser; its authorized, issued and outstanding capital stock or other equity interests; the percentage of such capital stock or other equity interests owned by the Purchaser or any Subsidiary of the Purchaser, and the identity of such owner; the capital stock reserved for future issuance pursuant to outstanding options or other agreements; and the identity of all parties to any such option or other agreement. On or prior to the Closing Date, the Purchaser shall not own any equity interest in any Subsidiary other than Newco. All of the outstanding shares of capital stock in Newco have been validly issued, and are fully paid, nonassessable and are owned by the Purchaser free and clear of all Encumbrances, and are not subject to preemptive rights created by statute, Newco's Certificate of Incorporation or Bylaws or any agreement to which Newco is a party.

     Section 3.6  Corporate Authorization. Except for the approval of the
                  -----------------------
Purchaser's stockholders, which approval is a condition to the Merger, the execution, delivery and performance by the Purchaser of this Agreement and the transactions contemplated hereby are within the corporate powers of the Purchaser and have been duly authorized by all necessary corporate action on the part of the Purchaser. This Agreement constitutes a valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject to bankruptcy, insolvency, reorganization, fraudulent conveyance and transfers, and moratorium or other similar laws of general application affecting the enforcement of creditors' rights generally.

     Section 3.7  Compliance with Applicable Law. Except as set forth on
                  ------------------------------
Schedule 3.7, (i) the Purchaser is in compliance with the terms of all Governmental Permits, except for failures to hold or to comply with such Governmental Permits, which would not have a Material Adverse Effect, (ii) with respect to the Governmental Permits, to the knowledge of the Purchaser, no action or proceeding is pending or threatened that would reasonably be expected to have a Material Adverse Effect, (iii) the business of the Purchaser is being conducted in compliance with all applicable laws, ordinances, regulations, judgments, decrees or orders ("Applicable Law"), except for violations or failures to so comply that would not have a Material Adverse Effect, and (iv) to the knowledge of the Purchaser, no investigation or review by any Governmental Entity with respect to the Purchaser is pending or threatened, other than, in each case, those which would not reasonably be likely to have a Material Adverse Effect.

     Section 3.8  Non-Contravention. Except as set forth on Schedule 3.8, the
                  -----------------                         ------------
execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, (i) result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under any loan, guarantee of indebtedness or credit agreement, note, bond, mortgage, indenture, lease, agreement, contract, instrument, permit, concession, franchise, right or license applicable to the Purchaser, or result in the creation of any Encumbrance upon any of the properties or assets of the Purchaser, (ii) conflict or result in any violation of any provision of the Articles of Incorporation or Bylaws or other equivalent organizational document, in each case as amended, of the Purchaser, (iii) subject to the governmental filings referenced above, conflict with or violate any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Purchaser or any of its properties or assets, other than, in the case of clauses (i) and (iii), any such violations, conflicts, defaults, rights, losses or Encumbrances that, individually or in the aggregate, would not have a Material Adverse Effect.

     Section 3.9  Government Approvals; Required Consents. No filing or
                  ---------------------------------------
registration with, or authorization, consent or approval of, any Governmental Entity is required by or with respect to the Purchaser or Newco in connection with the execution and delivery of this Agreement by the Purchaser or is necessary for the consummation of the transactions contemplated hereby (including, without limitation, the Merger) except: (i) for the filing of a Certificate of Merger with the Secretary of State of the State of Delaware,
(iii) such consents, approvals, authorizations, permits, filings and notifications listed on the Schedule 3.9 and (iv) such other consents, orders, authorizations, registrations, declarations and filings the failure of which to obtain or make would not, individually or in the aggregate, have a Material Adverse Effect.

     Section 3.10  SEC Documents and Other Reports. The Purchaser has filed on a
                   -------------------------------
timely basis all documents required to be filed prior to the date hereof by it with the SEC since January 1, 1997 (the "SEC Documents"). Complete and correct copies of the SEC Documents have been made available to the Company. As of their respective dates, or if amended as of the date of the last such amendment, the SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the applicable rules and regulations promulgated thereunder and none of the SEC Documents as of the date thereof contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     Section 3.11  Issuance of Stock. The shares of Purchaser Common Stock to be
                   -----------------
issued in the Merger, when issued and delivered to the stockholders of the Company as a result of the Merger and pursuant to the terms of this Agreement, will be duly and validly authorized and issued, fully paid, nonassessable and free of preemptive rights or other restrictions other than those imposed pursuant to securities laws and those expressly provided for in this Agreement.

     Section 3.12  NASDAQ SmallCap Market Listing. Purchaser's Common Stock is
                   ------------------------------
duly listed on the NASDAQ SmallCap Market and, except as set forth on Schedule 3.12, no inquiry or proceeding has been initiated or, to the knowledge of the Purchaser, threatened for the purpose of causing such listing to be terminated or restricted.

     Section 3.13  Tax Matters.
                   -----------

          (a) There have been properly completed and filed on a timely basis and in correct form all Tax Returns required to be filed by the Purchaser and any of its Subsidiaries. As of the time of filing, the Tax Returns correctly reflected the facts regarding the income, business, assets, operations, activities, status or other matters of the Purchaser or such Subsidiary or any other information required to be shown thereon. An extension of time within which to file any Tax Return which has not been filed has not been requested or granted.

          (b) With respect to all amounts in respect of Taxes imposed upon the Purchaser and any of its Subsidiaries, or for which the Purchaser or any of its Subsidiaries is or could be liable, whether to taxing authorities (as, for example, under law) or to other persons or entities (as, for example, under tax allocation agreements), with respect to all taxable periods or portions of periods ending on or before the Closing Date, all applicable tax laws and agreements have been fully complied with, and all amounts required to be paid by the Purchaser or any of its Subsidiaries, to taxing authorities or others, on or before the date hereof have been paid or accrued on the Purchaser's or any of its Subsidiaries' financial statements.

          (c) No issues have been raised (and are currently pending) by any taxing authority in connection with any of the Tax Returns filed by the Purchaser or any of its Subsidiaries. No waivers of statutes of limitation with respect to such Tax Returns have been given by or requested from the Purchaser or any of its Subsidiaries. Schedule 3.13 sets forth (i) the taxable years of each of the Purchaser and its Subsidiaries as to which the respective statutes of limitations with respect to Taxes have not expired, and (ii) with respect to such taxable years sets forth those years for which examinations have been completed, those years for which examinations are presently being conducted, those years for which examinations have not been initiated, and those years for which required Tax Returns have not yet been filed. All deficiencies asserted or assessments made as a result of any examinations have been fully paid, or are fully reflected as a liability in the financial statements contained in the SEC Documents or are being contested in good faith and an adequate reserve therefor has been established and is fully reflected in the financial statements.

          (d) Neither the Purchaser nor any of its Subsidiaries is a party to or bound by any tax indemnity, tax sharing or tax allocation agreement.

          (e) Except as set forth on Schedule 3.13, neither the Purchaser nor any of its Subsidiaries has agreed to make, and is not required to make, any adjustment under section 481(a) of the Code by reason of a change in accounting method or otherwise.

          (f) Neither the Purchaser nor any of its Subsidiaries is a party to any agreement, contract, arrangement or plan that has resulted or would result, separately or in the aggregate, in the payment of any "excess parachute payments" within the meaning of Section 280G of the Code.

          (g) The unpaid Taxes of the Purchaser and its Subsidiaries do not exceed (and at the Effective Time will not exceed) the reserve for tax liability with respect to the Purchaser and its Subsidiaries (excluding any reserve for deferred Taxes to the extent such reserve reflects timing differences between book and tax income) set forth or included in the latest consolidated financial statements included in the SEC Documents as adjusted in accordance with the past practices of the Purchaser and its Subsidiaries for items of income, gain, loss, and expense arising and accruals and transactions occurring after the latest balance sheet date in such SEC Documents.

          (h) The transactions contemplated herein will not result in restorations into income of amounts deferred under the consolidated return regulations, such as those relating to intercompany transactions, excess loss accounts, and the like.

          (i) The Merger transactions contemplated herein are not subject to any tax withholding provisions of law or regulations other than with respect to foreign stockholders.

          (j) No breach of any of the foregoing representations and warranties in this Section 3.14 shall be deemed to exist unless such breach would have a Material Adverse Effect.

     Section 3.14  Litigation. There are no claims, actions, suits, approvals,
                   ----------
investigations, informal objections, complaints or proceedings pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser or any of its Subsidiaries before any court, arbitrator, or administrative, governmental or regulatory authority or body, nor is the Purchaser or any of its Subsidiaries subject to any order, judgment, writ, injunction or decree, which in either case could prevent, delay or materially burden the transactions contemplated hereby.

     Section 3.15   Brokers. Except for a banking fee payable by the Purchaser
                    -------
to David Stetson, post-closing, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Purchaser.

     Section 3.16   Actions and Proceedings. Except as set forth on Schedule
                    -----------------------
3.16, there are no outstanding orders, judgments, injunctions, awards or decrees of any Governmental Entity against the Purchaser, any of its properties, assets or business, or, to the knowledge of the Purchaser, any of the Purchaser's current or former directors or officers or any other person whom the Purchaser has agreed to indemnify that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as set forth on Schedule 3.16, to the knowledge of the Purchaser, there are no actions, suits or legal, administrative, regulatory or arbitration proceedings pending or threatened against the Purchaser, any of its properties, assets or business, or, to the knowledge of the Purchaser, any of the Purchaser's current or former directors or officers or any other person whom the Purchaser has agreed to indemnify that relates to the transactions contemplated by this Agreement or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the Purchaser's knowledge, there are no facts or circumstances specific to the Purchaser which, if known to a third party, would reasonably be expected to result in such a suit or proceeding which could be expected to have a Material Adverse Effect.

     Section 3.17   Environmental Matters. The Purchaser is and at all times has
                    ---------------------
been, and all real property currently or, to the Purchaser's knowledge, previously, owned, leased, occupied, used by or under the control of the Purchaser and all operations or activities of the Purchaser (including, without limitation, those conducted on or taking place at any of such real property) are and, to the knowledge of the Purchaser, at all times have been, in compliance with and not subject to any liability or obligation under any Environmental Law or Environmental Permit except where any of the foregoing would not have a Material Adverse Effect. There is no condition or circumstance regarding the Purchaser or its business or any such real property or the operations or activities conducted thereon, which to the Purchaser's knowledge may give rise to a violation of, or liability or obligation under, any Environmental Law or Environmental Permit which would have a Material Adverse Effect. Neither the Purchaser nor, to the knowledge of the Purchaser, any Person, the acts or omissions of which may be attributable to, the responsibility of, or be the basis of a liability to, the Purchaser, has, or has arranged to have, any material, substance or waste generated, released, treated, stored or disposed of at, or transported to, any facility or property the remediation or cleanup of which, or the response costs related thereto, could become or result in a Material Adverse Effect. There are no allegations, claims, demands, citations, notices of violation, or orders of noncompliance made against, issued to or received by the Purchaser relating or pursuant to any Environmental Law or Environmental Permit except those which have been corrected or complied with or which are not material to the Purchaser, and to the knowledge of the Purchaser no such allegation, claim, demand, citation, notice of violation or order of noncompliance is threatened, imminent or likely. No breach of any of the foregoing representations and warranties in this Section 3.17 shall be deemed to exist unless such breach would have a Material Adverse Effect.

     Section 3.18   Material Contracts. Except as listed or described on
                    ------------------
Schedule 3.18, as of the date hereof, the Purchaser is not a party to or bound by any written or oral leases, agreements or other contracts or legally binding contractual commitments ("Contracts") that are of a type described below (collectively, the "Purchaser Material Contracts"):

             (a) any collective bargaining arrangement with any labor union or any employment contract;

             (b) any Contract for capital expenditures or the acquisition or construction of fixed assets in excess of $25,000;

             (c) any Contract for the purchase or sale of inventory, materials, supplies, merchandise, machinery, equipment, parts or other property or services requiring aggregate future payments in excess of $25,000 (other than standard inventory purchase orders executed in the ordinary course of business);

             (d) any Contract relating to the borrowing of money, or the guaranty of another person's borrowing of money;

             (e) any Contract granting any person a lien on all or any part of assets;

             (f) any Contract granting to any person a first refusal, first offer or similar preferential right to purchase or acquire any of its stock or assets or to register any securities under federal or state securities laws;

             (g) any Contract under which the Purchaser is a lessee or sublessee of any machinery, equipment, vehicle (including fleet equipment) or other tangible personal property, or a lessor of any property, in either case having an original value in excess of $100,000;

             (h) any Contract limiting, restricting or prohibiting it from conducting business anywhere in the United States or elsewhere in the world;

             (i) any joint venture or partnership Contract or any Contract with any officer, director, stockholder or other affiliate of the Purchaser; and

             (j) any Contract requiring future payments of $100,000 or more that requires the consent of the other party thereto in connection with the transactions contemplated hereby.

             The Purchaser has made available to the Company a true and complete copy of each written Purchaser Material Contract, including all amendments or other modifications thereto. Except as set forth on Schedule 3.18, to the Purchaser's knowledge, each Purchaser Material Contract is a valid and binding obligation of the Purchaser enforceable in accordance with its terms, subject only to bankruptcy, reorganization, receivership and other laws affecting creditors' rights generally. Except as set forth on Schedule 3.18, the Purchaser has performed all obligations required to be performed by it under the Purchaser Material Contracts and the

Purchaser is not in breach or default thereunder, except for breaches or defaults which will not, individually or in the aggregate, have a Material Adverse Effect.

     Section 3.19   Title to Properties; Encumbrances. Except as described in
                    ---------------------------------
the following sentence, the Purchaser has good, valid, and in the case of real property, marketable title to, or leasehold interest in, all of its material properties and assets (real, personal, tangible and intangible), except for such interest the failure of which to have would not have, individually or in the aggregate, a Material Adverse Effect. None of the Purchaser's properties or assets are subject to any Encumbrances (whether absolute, accrued, contingent or otherwise), except (i) as set forth on Schedule 3.19 or (ii) Encumbrances, if any, which do not detract from the value of the Purchaser's property or assets subject thereto in a manner material to the Purchaser and do not materially impair the business or operations of the Purchaser taken as a whole.

     Section 3.20   Labor Matters. Except as set forth on Schedule 3.20, with
                    -------------
respect to employees of the Purchaser: (i) to the knowledge of the Purchaser there is no pending or threatened unfair labor practice charges or employee grievance charges; (ii) there is no request for union representation, labor strike, dispute, slowdown or stoppage actually pending or, to the knowledge of the Purchaser, threatened against the Purchaser, and there has been no such event during the 18 months preceding the date hereof; (iii) the Purchaser is not a party to any collective bargaining agreements. To the Purchaser's knowledge, it has been in compliance in all material respects with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, including, without limitation, any such laws respecting employment discrimination, occupational safety and health, and unfair labor practices, except where such failure to comply would not have a Material Adverse Effect. The Purchaser is not delinquent in payments to any of its employees for any wages, salaries, commissions, bonuses or other direct compensation for any services performed by them or any amounts required to be reimbursed to such employees. Prior to the Closing Date, the Purchaser shall comply with the Worker Adjustment and Retraining Notification Act ("WARN"), if applicable, with respect to the Purchaser's employees. The Purchaser further agrees and acknowledges that any notification obligations under WARN that are triggered by the termination of any of the Purchaser's employees prior to the Closing Date shall be solely the obligation of the Purchaser.

     Section 3.21   Real Estate.
                    -----------

             (a)    Owned Real Estate. All material real estate owned by the
                    -----------------
Purchaser (the "Purchaser Real Estate") is owned in fee simple title, subject only to real estate taxes not delinquent and to covenants, conditions, restrictions and easements which are of record and minor irregularities or imperfections of title which do not in the aggregate materially detract from the value of the Purchaser Real Estate or interfere with the Purchaser's use or occupancy thereof. Except as set forth in Schedule 3.21, none of the Purchaser Real Estate is subject to any leases or tenancies.

             (b)    Leased Premises.
                    ---------------

                    (i) All real estate leased by the Purchaser (the "Purchaser Leased Premises") is leased pursuant to written leases, and to the Purchaser's knowledge, the Purchaser is not in default under any material term of any agreement relating to the Purchaser Leased Premises nor, to the Purchaser's knowledge, is any other party thereto in default thereunder, which in any case would have a Material Adverse Effect.

                    (ii) The Purchaser shall terminate, assign or sublet each lease for the Purchaser Leased Premises prior to the Closing Date.

             (c)    Condemnation. There are no condemnation proceedings pending
                    ------------
or, to the Purchaser's knowledge, threatened with respect to any portion of the Purchaser Real Estate or the Purchaser Leased Premises.

             (d)    Condition of Buildings. To the knowledge of the Purchaser,
                    ----------------------
the buildings and other facilities located on the Purchaser Real Estate or the Purchaser Leased Premises are free of any patent structural or engineering defects and, to the Purchaser's knowledge, are free of any latent structural or engineering defects.

     Section 3.22   Financial Data. The Purchaser has previously furnished to
                    --------------
the Company copies of the Purchaser's audited balance sheets and related statements of income and cash flows as of and for the fiscal years ended December 31, 1999, 1998 and 1997 and its unaudited balance sheet and related statements of income and cash flows as of and for the six-month period ended June 30, 2000 (collectively, the "Purchaser Financial Statements"). The Purchaser Financial Statements (i) fairly present the financial condition of the Purchaser as of the dates thereof and the results of operations of the Purchaser for the periods covered thereby; (ii) in the case of audited Purchaser Financial Statements, have been prepared in accordance with generally accepted accounting principles consistently applied; and (iii) in the case of unaudited interim Purchaser Financial Statements, have been prepared in accordance with the Purchaser's historical accounting practices consistently applied and are subject to normal year-end adjustments. Since June 30, 2000, other than the liquidation of inventory and any other transactions affected by the Purchaser in contemplation of the Asset Sale, there has been no material adverse change in the financial condition or results of operations of the Purchaser, taken as a whole.

     Section 3.23   Intellectual Property. The Purchaser owns or has a valid
                    ---------------------
license to use all inventions, patents, trademarks, service marks, trade names, copyrights, trade secrets, technology and know-how, software and other intellectual property rights (collectively, the "Intellectual Property") necessary to carry on its business as currently conducted except where the failure to own or have a valid license to use such would not have a Material Adverse Effect; and the Purchaser has not received any notice of infringement of or conflict with, and, to the Purchaser's knowledge, there are no infringements of or conflicts with, the rights of others with respect to the use of any of the Intellectual Property that, in either such case, has had or would reasonably be expected to have a Material Adverse Effect.

     Section 3.24   Disclosure. No information supplied by the Purchaser in this
                    ----------
Agreement or the schedules or exhibits hereto, or certificates or other writings furnished by the Purchaser to the Company or any of its representatives prior to the date hereof, contains any untrue statement of material fact or omits or shall omit to state any material fact necessary in order to make the statements herein or therein, in the light of circumstances under which they were made, not misleading.

                                  ARTICLE IV
                 Representations and Warranties of the Company

     The Company represents and warrants to the Purchaser and Newco as follows:

     Section 4.1    Organization and Qualification. The Company is a
                    ------------------------------
corporation validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to carry on its business as it is now being conducted. The Company is duly qualified as a foreign corporation in good standing in each jurisdiction where the conduct of its business makes such qualification necessary, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

     Section 4.2    Certificate of Incorporation and Bylaws. Complete and
                    ---------------------------------------
correct copies of the Certificate of Incorporation and Bylaws or equivalent organizational documents, each as amended to date, of the Company have been made available to the Purchaser. The Certificate of Incorporation, Bylaws and equivalent organizational documents of the Company are in full force and effect. The Company is not in violation of any provision of its Certificate of Incorporation, Bylaws or equivalent organizational documents.

     Section 4.3    Capitalization.
                    --------------

             (a) As of the date hereof, the authorized capital stock of the Company consists of 14,900,000 shares of common stock and 100,000 shares of preferred stock. At the close of business on October 12, 2000: (i) 3,333,333 shares of Company Common Stock were outstanding; (ii) 56,000 shares of Company Preferred Stock were outstanding and (iii) 88,925 shares of unissued Company Common Stock were subject to issuance upon the exercise of outstanding stock options listed under the Company's Stock Option Plan. All outstanding shares of Company Common Stock and Company Preferred Stock are validly issued, fully paid and nonassessable and not subject to preemptive rights.

             (b) Except as described in this Section 4.3 or in Schedule 4.3, and as contemplated by this Agreement (i) no shares of capital stock or other equity securities of the Company are authorized, issued or outstanding, or reserved for issuance, and there are no options, warrants or other rights (including registration rights), agreements, arrangements or commitments of any character to which the Company is a party relating to the issued or unissued capital stock or other equity interests of the Company, requiring the Company to grant, issue or sell any shares of the capital stock or other equity interests of the Company by sale, lease, license or otherwise; (ii) the Company has no obligation, contingent or otherwise, to repurchase, redeem or otherwise acquire any shares of the capital stock or other equity interests of the Company; (iii) the Company does not, directly or indirectly, own, nor has it agreed to purchase or otherwise acquire, the capital stock or other equity interests of, or any interest convertible into or exchangeable or exercisable for such capital stock or such equity interests of, any corporation, partnership, joint venture or other entity which would be material in value to the Company, and (iv) there are no voting trusts, proxies or other agreements or understandings to which the

Company is a party with respect to the voting of any shares of capital stock or other equity interests of the Company.

     Section 4.4    Corporate Authorization. The execution, delivery and
                    -----------------------
performance by the Company of this Agreement and the transactions contemplated hereby are within the corporate powers of the Company and have been duly authorized by all necessary corporate action on the part of the Company. This Agreement constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, reorganization, fraudulent conveyance and transfers, and moratorium or other similar laws of general application affecting the enforcement of creditors' rights generally.

     Section 4.5    Company Subsidiaries. Schedule 4.5 sets forth a list of each
                    --------------------
Subsidiary of the Company, its authorized, issued and outstanding capital stock or other equity interests; the percentage of such capital stock or other equity interests owned by the Company or any Subsidiary of the Company, and the identity of such owner; the capital stock reserved for future issuance pursuant to outstanding options or other agreements; and the identity of all parties to any such option or other agreement. All of the outstanding shares of capital stock of each Subsidiary have been validly issued, and are fully paid, nonassessable and are owned by the Company free and clear of all Encumbrances, and are not subject to preemptive rights created by statute, such Subsidiary's Certificate of Incorporation or Bylaws or any agreement to which such Subsidiary is a party.

     Section 4.6    Compliance with Applicable Law. (i) The Company is in
                    ------------------------------
compliance with the terms of all Governmental Permits, except for failures to hold or to comply with such Governmental Permits, which would not have a Material Adverse Effect, (ii) with respect to the Governmental Permits, to the knowledge of the Company no action or proceeding is pending or threatened that would reasonably be expected to have a Material Adverse Effect, (iii) the business of the Company is being conducted in compliance with Applicable Law, except for violations or failures to so comply that would not have a Material Adverse Effect, and (iv) to the knowledge of the Company, no investigation or review by any Governmental Entity with respect to the Company is pending or threatened, other than, in each case, those which would not reasonably be likely to have a Material Adverse Effect.

     Section 4.7    Non-Contravention. Except as set forth on Schedule 4.7, the
                    -----------------
execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, (i) result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under any loan, guarantee of indebtedness or credit agreement, note, bond, mortgage, indenture, lease, agreement, contract, instrument, permit, concession, franchise, right or license applicable to the Company, or result in the creation of any Encumbrance upon any of the properties or assets of the Company, (ii) conflict or result in any violation of any provision of the Certificate of Incorporation or Bylaws or other equivalent organizational document, in each case as amended, of the Company, (iii) subject to the governmental filings referenced above, conflict with or violate any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or any of its properties or assets, other than, in the case of clauses (i) and (iii), any such violations, conflicts, defaults, rights, losses or Encumbrances that, individually or in the aggregate, would not have a Material Adverse Effect.

     Section 4.8    Government Approvals; Required Consents. No filing or
                    ---------------------------------------
registration with, or authorization, consent or approval of, any Governmental Entity is required by or with respect to the Company in connection with the execution and delivery of this Agreement by the Company or is necessary for the consummation of the transactions contemplated hereby (including, without limitation, the Merger) except: (i) for the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, (iii) such consents, approvals, authorizations, permits, filings and notifications listed on Schedule
4.8 and (iv) such other consents, orders, authorizations, registrations, declarations and filings the failure of which to obtain or make would not, individually or in the aggregate, have a Material Adverse Effect.

     Section 4.9    Material Contracts. Except as listed or described on
                    ------------------
Schedule 4.9, as of the date hereof, the Company is not a party to or bound by any Contracts that are of a type described below (collectively, the "Company Material Contracts"):

             (a) any collective bargaining arrangement with any labor union or any employment contract;

             (b) any Contract for capital expenditures or the acquisition or construction of fixed assets in excess of $25,000;

             (c) any Contract for the purchase or sale of inventory, materials, supplies, merchandise, machinery, equipment, parts or other property or services requiring aggregate future payments in excess of $25,000 (other than standard inventory purchase orders executed in the ordinary course of business);

             (d) any Contract relating to the borrowing of money, or the guaranty of another person's borrowing of money;

             (e) any Contract granting any person a lien on all or any part of assets;

             (f) any Contract granting to any person a first refusal, first offer or similar preferential right to purchase or acquire any of its stock or assets or to register any securities under federal or state securities laws;

             (g) any Contract under which the Company is a lessee or sublessee of any machinery, equipment, vehicle (including fleet equipment) or other tangible personal property, or a lessor of any property, in either case having an original value in excess of $100,000;

             (h) any Contract limiting, restricting or prohibiting it from conducting business anywhere in the United States or elsewhere in the world;

             (i) any joint venture or partnership Contract or any Contract with any officer, director, stockholder or other affiliate of the Company; and

             (j) any Contract requiring future payments of $100,000 or more that requires the consent of the other party thereto in connection with the transactions contemplated hereby.

             The Company has made available to the Purchaser a true and complete copy of each written Company Material Contract, including all amendments or other modifications thereto. Except as set forth on Schedule 4.9, to the Company's knowledge, each Company Material Contract is a valid and binding obligation of the Company enforceable in accordance with its terms, subject only to bankruptcy, reorganization, receivership and other laws affecting creditors' rights generally. Except as set forth on Schedule 4.9, the Company has performed all obligations required to be performed by it under the Company Material Contracts and the Company is not in breach or default thereunder, except for breaches or defaults which will not, individually or in the aggregate, have a Material Adverse Effect.

     Section 4.10   Actions and Proceedings. Except as set forth on Schedule
                    -----------------------
4.10, there are no outstanding orders, judgments, injunctions, awards or decrees of any Governmental Entity against the Company, any of its properties, assets or business, or, to the knowledge of the Company, any of the Company's current or former directors or officers or any other Person whom the Company has agreed to indemnify that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as set forth on Schedule 4.10, to the knowledge of the Company, there are no actions, suits or legal, administrative, regulatory or arbitration proceedings pending or threatened against the Company, any of its properties, assets or business, or, to the knowledge of the Company, any of the Company's current or former directors or officers or any other person whom the Company has agreed to indemnify that relates to the transactions contemplated by this Agreement or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the Company's knowledge, there are no facts or circumstances specific to the Company which, if known to a third party, would reasonably be expected to result in such a suit or proceeding which could be expected to have a Material Adverse Effect.

     Section 4.11   Tax Matters.
                    -----------

             (a) There have been properly completed and filed on a timely basis and in correct form all Tax Returns required to be filed by the Company. As of the time of filing, the Tax Returns correctly reflected the facts regarding the income, business, assets, operations, activities, status or other matters of the Company or any other information required to be shown thereon. An extension of time within which to file any Tax Return which has not been filed has not been requested or granted.

             (b) With respect to all amounts in respect of Taxes imposed upon the Company, or for which the Company is or could be liable, whether to taxing authorities (as, for example, under law) or to other persons or entities (as, for example, under tax allocation agreements), with respect to all taxable periods or portions of periods ending on or before the Closing Date, all applicable tax laws and agreements have been fully complied with, and all amounts required to be paid by the Company, to taxing authorities or others, on or before the date hereof have been paid or accrued on the Company's financial statements.

             (c) No issues have been raised (and are currently pending) by any taxing authority in connection with any of the Tax Returns filed by the Company. No waivers of statutes of limitation with respect to such Tax Returns have been given by or requested from the Company. Schedule 4.11 sets forth (i) the taxable years of the Company as to which the respective statutes of limitations with respect to Taxes have not expired, and (ii) with respect to such taxable years sets forth those years for which examinations have been completed, those years for which examinations are presently being conducted, those years for which examinations have not been initiated, and those years for which required Tax Returns have not yet been filed. All deficiencies asserted or assessments made as a result of any examinations have been fully paid, or are fully reflected as a liability in the Company Financial Statements provided to the Purchaser or are being contested in good faith and an adequate reserve therefor has been established and is fully reflected in such Company Financial Statements.

             (d) The Company is not a party to or bound by any tax indemnity, tax sharing or tax allocation agreement.

             (e) The Company has not agreed to make, and is not required to make, any adjustment under section 481(a) of the Code by reason of a change in accounting method or otherwise.

             (f) The Company is not a party to any agreement, contract, arrangement or plan that has resulted or would result, separately or in the aggregate, in the payment of any "excess parachute payments" within the meaning of Section 280G of the Code.

             (g) The unpaid Taxes of the Company do not exceed (and at the Effective Time will not exceed) the reserve for tax liability with respect to the Company (excluding any reserve for deferred Taxes to the extent such reserve reflects timing differences between book and tax income) set forth or included in the financial statements provided to the Purchaser as adjusted in accordance with the past practices of the Company for items of income, gain, loss, and expense arising and accruals and transactions occurring after the balance sheet date provided to the Purchaser.

             (h) The transactions contemplated herein will not result in restorations into income of amounts deferred under the consolidated return regulations, such as those relating to intercompany transactions, excess loss accounts, and the like.

             (i) The transactions contemplated herein are not subject to any tax withholding provisions of law or regulations other than with respect to foreign stockholders.

             (j) No breach of any of the foregoing representations and warranties in this Section 4.11 shall be deemed to exist unless such breach would have a Material Adverse Effect.

     Section 4.12   Title to Properties; Encumbrances. The Company owns no real
                    ---------------------------------
estate. The Company has a valid leasehold interest in its material properties and assets (personal, tangible and intangible), except for such interest the failure of which to have would not have, individually or in the aggregate, a Material Adverse Effect. None of the Company's assets are subject to any Encumbrances (whether absolute, accrued, contingent or otherwise), except (i) as set forth on Schedule 4.12 or (ii) Encumbrances, if any, which do not detract from the value of the Company's assets subject thereto in a manner material to the Company and do not materially impair the business or operations of the Company taken as a whole.

     Section 4.13   Intellectual Property. The Company owns or has a valid
                    ---------------------
license to use all Intellectual Property necessary to carry on its business as currently conducted except where the failure to own or have a valid license to use such would not have a Material Adverse Effect; and the Company has not received any notice of infringement of or conflict with, and, to the Company's knowledge, there are no infringements of or conflicts with, the rights of others with respect to the use of any of the Intellectual Property that, in either such case, has had or would reasonably be expected to have a Material Adverse Effect.

     Section 4.14   Environmental Matters. The Company is and at all times has
                    ---------------------
been, and all real property currently or, to the Company's knowledge, previously, owned, leased, occupied, used by or under the control of the Company and all operations or activities of the Company (including, without limitation, those conducted on or taking place at any of such real property) are and, to the knowledge of the Company, at all times have been, in compliance with and not subject to any liability or obligation under any Environmental Law or Environmental Permit except where any of the foregoing would not have a Material Adverse Effect. There is no condition or circumstance regarding the Company or its business or any such real property or the operations or activities conducted thereon, which to the Company's knowledge, may give rise to a violation of, or liability or obligation under, any Environmental Law or Environmental Permit which would have a Material Adverse Effect. Neither the Company nor, to the knowledge of the Company, any Person, the acts or omissions of which may be attributable to, the responsibility of, or be the basis of a liability to, the Company, has, or has arranged to have, any material, substance or waste generated, released, treated, stored or disposed of at, or transported to, any facility or property the remediation or cleanup of which, or the response costs related thereto, could become or result in a Material Adverse Effect. There are no allegations, claims, demands, citations, notices of violation, or orders of noncompliance made against, issued to or received by the Company relating or pursuant to any Environmental Law or Environmental Permit except those which have been corrected or complied with or which are not material to the Company, and to the knowledge of the Company no such allegation, claim, demand, citation, notice of violation or order of noncompliance is threatened, imminent or likely. No breach of any of the foregoing representations and warranties in this Section
4.14 shall be deemed to exist unless such breach would have a Material Adverse Effect.

     Section 4.15   Labor Matters. With respect to employees of the Company: (i)
                    -------------
to the knowledge of the Company there is no pending or threatened unfair labor practice charges or employee grievance charges; (ii) there is no request for union representation, labor strike, dispute, slowdown or stoppage actually pending or, to the knowledge of the Company, threatened against the Company, and there has been no such event during the 18 months preceding the date hereof;
(iii) the Company is not a party to any collective bargaining agreements. To the Company's knowledge, it has been in compliance in all material respects with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, including, without limitation, any such laws respecting employment discrimination, occupational safety and health, and unfair labor practices, except where such failure to comply would not have a Material Adverse Effect. The Company is not delinquent in payments to any of its employees for any wages, salaries, commissions, bonuses or other direct compensation for any services performed by them or any amounts required to be reimbursed to such employees.

     Section 4.16  Leased Premises.
                   ---------------

          (a)  Leased Premises. The Company owns no real estate.  All real
               ---------------
estate leased by the Company (the "Leased Premises") is leased pursuant to written leases, and to the Company's knowledge, the Company is not in default under any material term of any agreement relating to the Leased Premises nor, to the Company's knowledge, is any other party thereto in default thereunder, which in any case would have a Material Adverse Effect.

          (b)  Condemnation.  There are no condemnation proceedings pending or,
               ------------
to the Company's knowledge, threatened with respect to any portion of the Leased Premises.

          (c)  Condition of Buildings.  To the knowledge of the Company, the
               ----------------------
buildings and other facilities located on the Leased Premises are free of any patent structural or engineering defects and, to the Company's knowledge, are free of any latent structural or engineering defects.

     Section 4.17  Litigation.  There are no claims, actions, suits, approvals,
                   ----------
investigations, informal objections, complaints or proceedings pending or, to the best of the Company's knowledge, threatened against the Company before any court, arbitrator, or administrative, governmental or regulatory authority or body, nor is the Company subject to any order, judgment, writ, injunction or decree, which in either case could prevent, delay or materially burden the transactions contemplated hereby.

     Section 4.18  Financial Data.  The Company has previously furnished to the
                   --------------
Purchaser copies of the Company's audited balance sheets and related statements of income and cash flows as of and for the fiscal years ended December 31, 1999, 1998 and 1997 and its unaudited balance sheet and related statements of income and cash flows as of and for the six-month period ended June 30, 2000 (collectively, the "Financial Statements"). The Financial Statements (i) fairly present the financial condition of the Company as of the dates thereof and the results of operations of the Company for the periods covered thereby; (ii) in the case of audited Financial Statements, have been prepared in accordance with generally accepted accounting principles consistently applied; and (iii) in the case of unaudited interim Financial Statements, have been prepared in accordance with the Company's historical accounting practices consistently applied and are subject to normal year-end adjustments. Since June 30, 2000, there has been no material adverse change in the financial condition or results of operations of the Company, taken as a whole.

     Section 4.19  Ownership of Purchaser Common Stock.  Except as set forth on
                   -----------------------------------
Schedule 4.19 and other than pursuant to this Agreement, neither the Company nor any of its Affiliates (i) beneficially owns, directly or indirectly, or (ii) are parties to any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of, Purchaser Common Stock.

     Section 4.20  Disclosure.  No information supplied by the Company in this
                   ----------
Agreement or the schedules or exhibits hereto, or certificates or other writings furnished by the Company to the Purchaser or any of its representatives prior to the date hereof, contains any untrue statement of material fact or omits or shall omit to state any material fact necessary in order to make the statements herein or therein, in the light of circumstances under which they were made, not misleading.

     Section 4.21  Brokers. Except for a banking fee payable by the Purchaser to
                   -------
David Stetson, post-closing, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Company.

                                   ARTICLE V
                                   Covenants

     Section 5.1  Purchaser Covenants.
                  -------------------

          (a)  Sale of the Business of the Purchaser. The Purchaser has entered
               -------------------------------------
into a definitive and binding agreement to sell substantially all of its assets (the "Asset Sale") and will close the Asset Sale on or before the Closing Date.

          (b)  Purchaser Preferred Stock. On or prior to the Closing Date, the
               -------------------------
Purchaser will redeem all of the outstanding shares of Purchaser Preferred
Stock.

          (c)  Conduct of Business. Except as required or contemplated herein or
               -------------------
in connection with the Asset Sale or as required by law, during the period from the date of this Agreement to the Closing Date, the Purchaser will not, without the prior written consent of the Company: (i) issue or directly or indirectly contract to issue, sell, encumber, assign or transfer any shares of Purchaser Common Stock, or any securities exchangeable for or convertible into shares of Purchaser Common Stock, except for shares of common stock which may be issued upon exercise of employee stock options under the Purchaser Stock Option Plans outstanding on the date hereof; (ii) amend its Articles of Incorporation or Bylaws unless the amendments are necessary to comply with the terms of this Agreement; or (iii) effect any material transaction involving the Purchaser which is inconsistent with the past practices of the Purchaser or not in furtherance of the business or the Asset Sale.

          (d)  Approval of the Stockholders of the Purchaser.  As soon as
               ---------------------------------------------
practicable after the date hereof (but in any event no later than March 31, 2001), the Purchaser, acting through its Board of Directors, shall in accordance with its Articles of Incorporation, Bylaws, CBCA and the NASDAQ Market, take all steps necessary duly to call, give notice of, convene and hold a special meeting of its stockholders, including the preparation of distribution of a notice of meeting, proxy and proxy statement, for the purpose of approving the Merger and the

Asset Sale. The notice of such meeting shall contain the information required to be included therein pursuant to the CBCA and the Exchange Act.

          (e)  Share Registration. On or prior to the Closing Date, the
               ------------------
Purchaser and the stockholders of the Company shall have entered into a Registration Rights Agreement substantially in the form attached hereto as Exhibit B (the "Registration Rights Agreement") covering the shares of Purchaser Common Stock issued as Merger Consideration.

          (f)  Proxy Statement.  As soon as is practicable after the date
               ---------------
hereof, the Purchaser, with the assistance of the Company, shall use reasonable efforts to prepare a Proxy Statement for the purpose of seeking the approval of the Purchaser's stockholders to: (i) the Merger; (ii) the Asset Sale; (iii) a change of the name of the Purchaser to a name to be designated by the Company prior to the printing of the Proxy Statement; (iv) the reincorporation of the Purchaser to the State of Delaware; (v) a one-for-three reverse stock split of the Purchaser Common Stock; (vi) adopt a new incentive stock option plan of the Purchaser; (vii) any changes to Purchaser's Articles of Incorporation as reasonably requested by the Company; and (viii) the election of the Company's nominees to the Purchaser's Board of Directors (subject to the closing of the Merger in the cases of (iii), (iv), (v), (vi) and (vii)) (the "Proxy Statement"). Subject to Section 5.3(e), the Board of Directors of Purchaser shall approve such proposals and recommend to the Purchaser's stockholders that they vote "for" such proposals. The Purchaser shall file with the SEC as soon as is reasonably practicable after the date hereof an appropriate version of the Proxy Statement and use its best efforts to respond to any comments thereto and cause the Proxy Statement to be mailed to holders of Purchaser Common Stock as promptly as practicable thereafter. Each of the Purchaser and the Company covenants that the information provided and to be provided by each of the Purchaser and the Company specifically for inclusion in or incorporation by reference in the Proxy Statement shall be true and correct in all material respects without omission of any material fact which is required to make such information not misleading as of the date thereof and in light of the circumstances under which given or made. If, at any time prior to the date of the Purchaser's stockholders' meeting, any event with respect to the Purchaser or Newco, or with respect to other information supplied by the Company for inclusion in the Proxy Statement shall occur which is required to be described in an amendment of, or a supplement to, the Proxy Statement, such event shall be so described, and the information required to be filed in such amendment or supplement shall be promptly delivered to the Purchaser for filing with the SEC and, as required by law, dissemination to the Purchaser's stockholders. All documents that the Purchaser or the Company is responsible for filing with any Governmental Entity will comply in all material respects with the provisions of applicable law as to the information required to be contained therein.

          (g)  Fairness Opinion.  On or prior to the Closing Date, the Purchaser
               ----------------
shall use commercially reasonable efforts to obtain a fairness opinion to the Purchaser's stockholders from a reasonably acceptable valuation firm or investment bank that the terms of the Asset Sale are fair to the Purchaser's stockholders from a financial point of view (the "Fairness Opinion"). The Purchaser and the Company will split the expenses and fees related to the procurement of the Fairness Opinion equally up to $50,000, with any amounts above $50,000 to be the sole responsibility of the Purchaser.

          (h)  Purchaser Leased Premises. On or prior to the Closing Date, the
               -------------------------
Purchaser shall have terminated, assigned or sublet each lease for the Purchaser Leased Premises.

          (i)  Employee Benefit Plans. Except as set forth in Section 5.2(c) and
               ----------------------
to the extent permitted by applicable law, prior to the Closing Date, the Purchaser shall terminate, or assign or roll-over in connection with the Asset Sale, all 401(k) plans and any other employee benefit plans of the Purchaser.

          (j)  Employee Releases. On or prior to the Closing Date, the Purchaser
               -----------------
shall use commercially reasonable efforts to obtain a release from each non-management employee who is terminated by the Purchaser and who has received a severance and/or retention payment from the Purchaser. The releases shall release the Purchaser from any and all claims or causes of action against the Purchaser, or payments of any kind owing by the Purchaser to such employees, known or unknown, with respect to matters occurring prior to the Effective Time.

          (k)  Directors' and Officers' Liability Insurance. On or before the
               --------------------------------------------
Closing Date, the Purchaser shall, upon the same terms and up to the same extent and the same amount of coverage as provided by the policies of directors' and officers' liability insurance described in Section 5.2(b)(i) hereof, cause to be maintained in effect for not less than six years from the Effective Time the policies of directors' and officers' liability insurance maintained by the Purchaser as in effect on the date hereof (provided that they may substitute therefor policies of at least the same coverage containing terms and conditions which are no less advantageous) with respect to matters occurring prior to the Effective Time. The cost of the insurance required to be procured under this
Section 5.1(k) shall be split 50% by the Company and 50% by the Purchaser; provided that the Purchaser shall have the option of applying any refund it receives from any pre-paid directors' and officers' liability insurance to its portion of the insurance obligations set forth in this Section 5.1(k).

     Section 5.2  Company Covenants.
                  -----------------

          (a)  Approval of the Stockholders of the Company.  As soon as
               -------------------------------------------
practicable after the date hereof (but in any event no later than thirty days following the date hereof), the Company, acting through its Board of Directors, shall in accordance with its Certificate of Incorporation, Bylaws and the DGCL, take all steps necessary to obtain the written consent of all of its stockholders or to duly call, give notice of, convene and hold a special meeting of its stockholders for the purpose of approving the Merger.

          (b)  Indemnification; Directors' and Officers' Insurance.
               ---------------------------------------------------

               (i) The Company covenants that all rights to indemnification existing as of the date hereof in favor of the Purchaser's present directors and executive officers as provided in the Purchaser's and Newco's Articles of Incorporation or Bylaws as in effect on the date hereof with respect to matters occurring prior to the Effective Time shall survive the Merger and shall continue in full force and effect pursuant to the terms thereof.

               (ii) It is understood and agreed that the Company shall, to the fullest extent permitted under applicable law, indemnify and hold harmless, and after the Effective Time, the Surviving Corporation shall, to the fullest extent permitted under applicable law, indemnify and hold harmless, each present director and executive officer of the Purchaser and Newco against any Losses in connection with any pending, threatened or completed claim, action, suit, proceeding or investigation arising out of any actions or omissions occurring at or prior to the Effective Time that are in whole or in part based on or arising out of the fact that such person is or was a director, officer or fiduciary of the Purchaser or Newco or pertaining to any of the transactions contemplated hereby. In no event shall the Company or the Surviving Corporation be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld). Any present or former director, officer and fiduciary of the Purchaser or Newco wishing to claim indemnification under this
Section 5.2(b), upon learning of any such claim, action, suit, proceeding or investigation, shall notify the Company (or after the Effective Time, the Surviving Corporation) (but the failure so to notify shall not relieve a party from any liability which it may have under this Section 5.2(b) except to the extent such failure prejudices such party's position with respect to such claims). The Company (or, after the Effective Time, the Surviving Corporation) shall be entitled to assume and control the defense of any such action or proceeding, including the employment of counsel reasonably satisfactory to the party seeking indemnification under this Section 5.2(b); provided, however, that any such party may at its own expense retain separate counsel to participate in such defense. If the Company or the Surviving Corporation does not elect to assume such defense, then the party seeking indemnification may assume such defense with one counsel (and, if required, one local counsel) of their own choosing reasonably acceptable to the Company or the Surviving Corporation.

               (iii) If any action, suit, proceeding or investigation relating hereto or to the transactions contemplated hereby is commenced, whether before or after the Effective Time, the Company and, after the Effective Time, the Surviving Corporation, shall agree to use their commercially reasonable efforts to defend against and respond thereto.

               (iv) This Section 5.2(b) shall survive for a period of six years (and thereafter with respect to claims then pending) following the Effective Time and is intended to benefit the Company, Newco, the Purchaser, the Surviving Corporation and the indemnified parties hereunder. In the event the Company or the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation of such consolidation or merger, or (ii) transfers all or substantially all of its properties to any Person, then, and in each case, proper provision shall be made so that the successors and assigns of the Company and the Surviving Corporation, as the case may be, shall assume the obligations set forth in this Section 5.2(b).

          (c)  Group Insurance Conversion/Continuation Requirements.  From and
               ----------------------------------------------------
after the date of Closing, the Company shall perform, or shall cause the Surviving Corporation to perform, all of the duties and responsibilities which the Internal Revenue Code Section 4980B and the regulations applicable thereto (COBRA Requirements) and Section 10-16-108, Title 10 of the Colorado Revised Statutes, and all other applicable local, state and federal statutes imposed on the Surviving Corporation with respect to the Purchaser's group health plans.

     Section 5.3  Mutual Covenants.
                  ----------------

          (a)  Filings; Third Party Consents.  Each of the Purchaser and the
               -----------------------------
Company shall exercise reasonable efforts to take or cause to be taken all actions, and to do or cause to be done all things necessary, proper or advisable under Applicable Law to consummate and make effective, as soon as reasonably practicable, the transactions contemplated hereby. Without limiting the generality of the foregoing, each of the Purchaser and the Company shall exercise reasonable efforts to (a) obtain all necessary Governmental Permits and any other authorizations, consents, licenses, waivers, and approvals from third parties, parties to Contracts or Governmental Entities including the delivery of any required notice thereto, (b) oppose, lift or rescind any injunction or restraining order or other order adversely affecting the ability of the parties to consummate the transactions contemplated hereby, and (c) otherwise fulfill all conditions to this Agreement within its reasonable control. In case at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and directors of each party to this Agreement shall take all such necessary action.

          (b)  Access to Information.
               ---------------------

               (i) The parties hereto agree to afford each other and their respective accountants, counsel, financial advisors and other representatives (the "Representatives") full access during normal business hours through the Closing Date to each other's properties, books, contracts, commitments and records (including, but not limited to, Tax Returns) and, during such period, shall furnish promptly to the other (i) a copy of each report, schedule and other document filed or received by any of them which may have a material effect on its businesses, properties or personnel, and (ii) such other information concerning their businesses, operations, properties, assets, condition (financial or other) results of operations and personnel as the other party shall reasonably request.

               (ii) In the event that this Agreement is terminated in accordance with its terms, all non-public material in written or machine readable form provided in connection herewith and all documents, memoranda, notes and other writings in written or machine readable form prepared by the parties based on the information in such material shall be destroyed (and such party shall use its reasonable best efforts to cause their Representatives to similarly destroy their documents, memoranda and notes), and such destruction (and reasonable best efforts) shall be certified in writing by an authorized officer supervising such destruction.

               (iii) The parties shall promptly advise each other in writing of any change or the occurrence of any event after the date of this Agreement having, or which, insofar as can reasonably be foreseen, in the future may have, a Material Adverse Effect on the business, operations, properties, assets, condition (financial or other) or results of operations of such party.

          (c)  Confidentiality. The Purchaser and the Company will be furnishing
               ---------------
to each other certain information which is either non-public, confidential or proprietary in nature. The Purchaser and the Company agree that all such information furnished or otherwise obtained, directly or indirectly, by such party and its officers, directors, employees, agents, Affiliates, or otherwise and all reports, analysis, compilations, data, studies or other documents prepared by such party, its officers, directors, employees, agents, Affiliates, or otherwise, containing or based, in whole or in part, on any such furnished information will be kept strictly confidential and will not, without the prior written consent of the other party, be disclosed to any other Person in any manner whatsoever, in whole or in part and will not be used for any purpose other than evaluating the transactions described herein; except that (i) if either party receives an opinion of counsel that it is legally obligated to release such information, such party may do so after notice to and consultation with the other party, (ii) either party may disclose such information as may be necessary in connection with seeking any required statutory approvals and (iii) either party may disclose any information that is required by law or judicial or administrative order to disclose, provided the disclosing party notifies the other party in writing promptly upon learning such requirement.

          (d)  Public Announcements. The Purchaser and the Company shall consult
               --------------------
with each other before issuing any press release or otherwise making any public statements with respect to this Agreement or the transactions contemplated hereby and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by law.

          (e)  Exclusivity.  Unless and until this Agreement shall have been
               -----------
terminated in accordance herewith, each of the Purchaser and the Company shall not, directly or indirectly through any officer, director, employee, agent, Affiliate or otherwise, (i) enter into any agreement, agreement in principle or other commitment (whether or not legally binding) relating to any acquisition, business combination with, recapitalization of, or merger or purchase of all or a significant portion of the assets of, or any material equity interest in, the Purchaser or the Company or relating to any other similar transaction, except the Asset Sale (a "Competing Transaction"), (ii) solicit, initiate or encourage the submission of any proposal or offer from any person or entity (including any of its officers, directors, employees and agents) relating to any Competing Transaction, or (iii) participate in any discussions or negotiations regarding, furnish to any other person or entity any information with respect to, or otherwise assist, facilitate or cooperate in any way with any effort or attempt by any other person or entity to effect a Competing Transaction; provided, however, the Board of Directors of the Purchaser may, until such time as the Purchaser has received stockholder approval pursuant to Section 5.1(d) and (f) herein and in a manner required by applicable law and by the applicable regulations of any stock exchange or other regulatory body, and the Board of Directors of the Company may, until such time as the Company has received stockholder approval pursuant to Section 5.2(a) herein, in the event of receiving an unsolicited offer for a Competing Transaction (an "Acquisition Proposal"), engage in negotiations or discussions with, or provide information or data to, any third party relating to an Acquisition Proposal if the Purchaser's Board of Directors or the Company's Board of Directors, as the case may be, determines, after having received the written opinion of outside legal counsel to the Purchaser or the Company, as the case may be, that the failure to engage in such negotiations or discussions or provide such information may result in a breach of the fiduciary duties of the Board of Directors of the Purchaser or the Company, as the case may be, under applicable law. Then, in such event, the Board of Directors of the Purchaser may, until such time as the Purchaser has received stockholder approval pursuant to Section 5.1(d) and (f) herein and in a manner required by applicable law and by the applicable regulations of any stock exchange or other regulatory body, and the Board of Directors of the Company may, until such time as the Company has received stockholder approval pursuant to Section 5.2(a) herein, withdraw or modify its approval or recommendation of the Asset Sale and/or the Merger, as the case may be, or terminate this Agreement pursuant to Section 7.1(b)(v) and Section 7.1(c)(v) hereof, respectively. Any information furnished to any third party in connection with an Acquisition Proposal shall be provided pursuant to a confidentiality agreement in customary form. Subject to all of the foregoing requirements, each party will immediately notify the other party orally and in writing if any discussions or negotiations are sought to be initiated, any inquiry or proposal is made, or any information is requested by any third party with respect to any Competing Transaction or Acquisition Proposal or which could lead to a Competing Transaction or Acquisition Proposal and immediately notify the other party of all material terms of any proposal which it may receive in respect of any such Competing Transaction or Acquisition Proposal, including the identity of the third party making the Competing Transaction or Acquisition Proposal or the request for information, if known, and thereafter shall inform the other party on a timely, ongoing basis of the status and content of any discussions or negotiations with such a third party, including immediately reporting any material changes to the terms and conditions thereof. Each of the Purchaser and the Company shall use its best efforts to ensure its respective officers, directors, employees, investment bankers, attorneys, accountants and other agents to, immediately cease and cause to be terminated all discussions and negotiations that have taken place prior to the date hereof, if any, with any third parties conducted heretofore with respect to any Acquisition Proposal.

          (f)  Notification of Certain Matters. The Company and the Purchaser
               -------------------------------
shall promptly notify each other of:

               (i) any notice or other communication from any person alleging that the consent of such person is required or contemplated by this Agreement;

               (ii) any notice or other communication from any Governmental Entity in connection with the transactions contemplated by this Agreement;

               (iii) any action, suits, claims, investigations or proceedings commenced or, to the actual knowledge of the executive officers of the notifying party, threatened against, relating to or involving or otherwise affecting such party;

               (iv) an administrative or other order or notification relating to any material violation or claimed violation of law;

               (v) the occurrence or non-occurrence of any event or occurrence or non-occurrence of which would cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect at or prior to the Closing Date; and

               (vi) any material failure of any party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder;

provided, however, that the delivery of any notice pursuant to this Section 5.3 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

                                  ARTICLE VI
                             Conditions to Closing

     Section 6.1  Conditions to Each Party's Obligation. The respective
                  -------------------------------------
obligations of each party to effect the transactions contemplated hereby are subject to the satisfaction or waiver prior to the Closing Date of the following conditions:

          (a)     No Legal Prohibition. No statute, rule, regulation or order
                  --------------------
shall be enacted, promulgated, entered or enforced by any court or governmental authority which would prohibit consummation by such party of the transactions contemplated hereby.

          (b)     No Injunction. Such party shall not be prohibited by any
                  -------------
order, ruling, consent, decree, judgment or injunction of a court or regulatory agency of competent jurisdiction from consummating the transactions contemplated hereby.

          (c)     Material Adverse Effects.  Other than as contemplated herein,
                  ------------------------
there shall have been no changes in the business, operations, properties, assets or condition (financial or otherwise) of the parties' businesses that would constitute a Material Adverse Effect.

     Section 6.2  Conditions to Obligation of the Company. The obligation of the
                  ---------------------------------------
Company to effect the transactions contemplated hereby shall be subject to the fulfillment and satisfaction, prior to or at the Closing, of the following additional conditions, unless waived by the Company:

          (a)     Representations and Covenants. Except as expressly
                  -----------------------------
contemplated by this Agreement, the representations and warranties of the Purchaser contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date. The Purchaser shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

          (b)     Approvals.  All Governmental Permits and any other third party
                  ---------
approvals, consents, licenses, or waivers which, if not obtained, would have a Material Adverse Effect or a material adverse effect on either the assets, operations, financial condition or prospect of the Purchaser shall have been obtained in form and substance reasonably satisfactory to the Company.

          (c)     Asset Sale.  The Purchaser shall have consummated the Asset
                  ----------
Sale.

          (d)     Cash.  The Purchaser shall have Cash of at least $2,000,000.
                  ----

          (e)     Debt.  The Purchaser shall have no Debt and no employees or
                  ----
consultants.

          (f)     Subsidiaries.  The Purchaser shall not have any Subsidiaries
                  ------------
other than Newco.

          (g)     Delaware Corporation.  The Purchaser shall have completed its
                  --------------------
reincorporation to Delaware.

          (h)     Stockholder Approval. The Purchaser shall have received
                  --------------------
stockholder approval pursuant to Section 5.1(d) and (f) herein in a manner required by applicable law, and by the applicable regulations of any stock exchange or other regulatory body.

          (i)     Officer and Director Resignations. The officers and directors
                  ---------------------------------
of the Purchaser shall have resigned and been replaced with nominees as designated by the Company.

          (j)     Legal Opinion. The Company shall have received an opinion from
                  -------------
counsel to the Purchaser, effective as of the Closing Date, in customary form for similar transactions, provided that such opinion shall include an opinion that the issuance of the Merger Consideration to the Company's shareholders in accordance with this Agreement shall be exempt from the registration requirements of the Securities Act.

          (k)     Officer and Director Releases.  The Company and the Purchaser
                  -----------------------------
shall have received a release from each officer and director of the Purchaser upon their resignation releasing the Company and the Purchaser from any and all claims or causes of action against such officers and directors, or payments of any kind owing by such officers and directors, known or unknown, with respect to matters occurring prior to the Effective Time; provided, however, such release shall not apply to any claims, causes of action, or payments claimed by such officers and directors covered by the indemnification provisions contained in Sections 5.2(b) and 8.2 of this Agreement.

          (l)     Registration Rights Agreement.  The Purchaser shall have
                  -----------------------------
executed the Registration Rights Agreement.

          (m)     Fairness Opinion.  The Purchaser shall have received the
                  ----------------
Fairness Opinion in reasonably satisfactory form.

          (n)     NASDAQ Listing.  The Purchaser shall have its common stock
                  --------------
listed on the NASDAQ SmallCap Market.

     Section 6.3  Conditions to Obligation of the Purchaser. The obligation of
                  -----------------------------------------
the Purchaser to effect the transactions contemplated hereby shall be subject to the fulfillment and satisfaction, prior to or at the Closing, of the following additional conditions, unless waived by the Purchaser:

          (a)     Representations and Covenants. Except as expressly
                  -----------------------------
contemplated by this Agreement, the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date. The Company shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by the Company on or prior to the Closing Date.

          (b)     Stockholder Approval. The Purchaser and the Company shall have
                  --------------------
each received stockholder approval pursuant to Section 5.1(d) and (f) and
Section 5.2(a) herein, respectively, in a manner required by applicable law, and by the applicable regulations of any stock exchange or other regulatory body.

          (c)     Conduct of Business. The Company shall have continued to
                  -------------------
conduct its business in the ordinary course, without any violation of law or any deviation from commonly accepted business practices that would constitute Material Adverse Effect.

          (d)     Legal Opinion. The Purchaser shall have received an opinion
                  -------------
from counsel to the Company, effective as of the Closing Date, in customary form for similar transactions.

          (e)     Fairness Opinion.  The Purchaser shall have received the
                  ----------------
Fairness Opinion, in reasonably satisfactory form.

                                  ARTICLE VII
                                  Termination

     Section 7.1  Termination. This Agreement may be terminated at any time
                  -----------
prior to the Closing:

          (a)     By mutual written consent of the Purchaser and the Company.
                  ----------------------------------------------------------

          (b)     By the Purchaser:
                  ----------------

                  (i) if the Closing Date shall not have occurred on or before March 31, 2001, other than as a result of a material breach by the Purchaser of its representations, warranties, covenants or other obligations hereunder;

                  (ii) if, prior to the Closing Date, the Company fails to perform in any material respect any of its obligations under this Agreement and such failure has not been cured within 15 days after receipt of written notice from the Purchaser;

                  (iii) if the Purchaser's required stockholder approval pursuant to Section 5.1(d) and (f) herein shall not have been obtained;

                  (iv) if, prior to the Closing Date, the Purchaser shall be unable to obtain the Fairness Opinion after using commercially reasonable efforts to do so; or

                  (v) if the Purchaser's Board of Directors receives an Acquisition Proposal in accordance with Section 5.3(e) herein which it decides to accept.

          (c)     By the Company:
                  --------------

                  (i) if the Closing Date shall not have occurred on or before March 31, 2001, other than as a result of a material breach by the Company of its representations, warranties, covenants or other obligations hereunder;

                  (ii) if, prior to the Closing Date, the Purchaser fails to perform in any material respect any of its obligations under this Agreement and such failure has not been cured within 15 days after written receipt of notice from the Company;

                  (iii) if, on the Closing Date, the Asset Sale has not been consummated;

                  (iv) if, on the Closing Date, the Purchaser's Cash is less than $2,000,000; or

                  (v) if the Company's Board of Directors receives an Acquisition Proposal in accordance with Section 5.3(e) herein which it decides to accept.

          (d)     Effect of Termination. Except as set forth in Section 7.2, in
                  ---------------------
the event of termination of this Agreement by the Purchaser or the Company as provided herein, all obligations of the parties under this Agreement shall terminate without liability of any party to any other party, except (i) that the obligations set forth in Sections 5.3(c), 5.3(d), 9.3 and 9.8 of this Agreement shall survive any such termination and (ii) for liability for any willful material breach by a party of its representations, warranties, covenants or other obligations under this Agreement, including without limitation, fees and expenses of legal counsel, accountants and other experts as well as fees and expenses incident to the negotiation, preparation and execution of this Agreement and related documentation and stockholder meetings, which shall survive any such termination.

     Section 7.2  Liquidated Damages.
                  ------------------

          (a)     If this Agreement is terminated by the Company pursuant to
Section 7.1(c)(i), (ii), (iii) or (iv) or by the Purchaser pursuant to Section 7.1(b)(iii), (iv) or (v) and the Company is not in material breach of its obligations under this Agreement, the Purchaser shall pay to the Company the sum of $250,000 and the Company's reasonable attorney's fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby as liquidated damages within five business days of the receipt of a written demand from the Company for such payments. In addition, if this Agreement is terminated by the Purchaser pursuant to Section 7.1(b)(v) and the Company is not in material breach of its obligations under this Agreement, the Purchaser shall pay to the Company 10% of the aggregate value of the Acquisition Proposal accepted by the Purchaser's Board of Directors.

          (b)     If this Agreement is terminated by the Purchaser pursuant to
Section 7.1(b)(i) or (ii) or by the Company pursuant to Section 7.1(c)(v) and the Purchaser is not in material breach of its obligations under this Agreement, the Company shall pay to the Purchaser the sum of $250,000 and the Purchaser's reasonable attorneys' fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby as liquidated damages within five business days of the receipt of a written demand from the Purchaser for such payments. In addition, if this Agreement is terminated by the Company pursuant to Section 7.1(c)(v) and the Purchaser is not in material breach of its obligations under this Agreement, the Company shall pay to the Purchaser 10% of the aggregate value of the Acquisition Proposal accepted by the Company's Board of Directors.

                                 ARTICLE VIII
                                Indemnification

     Section 8.1  Survival of Representations and Warranties. The
                  ------------------------------------------
representations and warranties of the parties set forth herein shall remain operative and in full force until one year following the Closing Date (at which time such representations and warranties shall expire and be of no further force and effect); provided, however, that the Purchaser's indemnification of the Company in connection with Sections 3.21(b)(ii) and 5.1(h) shall remain operative and in full force until the expiration or termination of all leases for the Purchaser Leased Premises for which the Purchaser remains obligated in any respect following the Closing Date and the Purchaser's indemnification of the Company in connection with the EEOC claims set forth on Schedule 3.20 shall survive until all such claims are fully settled and dismissed; and further provided, that the sole remedy for any breach of such representations and warranties shall be as set forth in this Article VIII.

     Section 8.2  Indemnification.
                  ---------------

          (a)     Indemnification by the Purchaser.
                  --------------------------------

                  (i) Subject to the provisions of Section 8.1, Section 8.2(a) and Section 8.2(e) hereof, the Purchaser shall indemnify and hold harmless the Company and its directors, officers, employees, Affiliates, and agents at all times from and after the Closing Date, against and in respect of Losses arising from or relating to: (A) any breach of any of the representations or warranties made by the Purchaser in this Agreement, (B) any breach of the covenants and agreements made by the Purchaser in this Agreement, (C) the Asset Sale, and (D) the indemnification of Purchaser's officers and directors under
Section 5.2(b) herein.

                  (ii) No claim for indemnification shall be asserted against the Purchaser with respect to any single Loss in an amount less than $1,000, it being understood that the aggregate amount of all Losses arising from the same operative facts and circumstances shall be deemed a single Loss (a claim asserted against the Purchaser for a single Loss in excess of $1,000 being herein referred to as an "Indemnifiable Claim"). No Loss shall be deemed to have been sustained to the extent of any proceeds received by the Company or any other party indemnified by the Purchaser hereunder from any insurance policy with respect thereto.

                  (iii) No amount shall be payable by the Purchaser with respect to any Indemnifiable Claims unless and until the aggregate amount of such Indemnifiable Claims otherwise so payable by the Purchaser in the absence of this clause (iii) exceeds $50,000, in which event the aggregate amount shall be payable solely by the Purchaser, subject to the provisions of Section 8.2(e).

                  (iv) The Purchaser's aggregate liability for indemnification hereunder shall not exceed the lesser of 10% of the aggregate value of the Merger Consideration or $500,000 (such greater amount being referred to herein as the "Purchaser Liability Limit"); provided, however, that the Purchaser Liability Limit shall not apply to any indemnification for contingent liabilities associated with subleases for the Purchaser Leased Premises or for any liabilities associated with the EEOC claims set forth on
Schedule 3.20. In the event of an Indemnifiable Claim related to the Purchaser's indemnification with respect to the leases for the Purchaser Leased Premises for which the Purchaser remains obligated in any respect following the Closing Date and the Purchaser's indemnification of the Company in connection with the EEOC claims set forth on Schedule 3.20, the Company shall use commercially reasonable efforts to pursue available remedies and mitigate damages with respect to any such Indemnifiable Claim.

                  (v) Except as otherwise set forth in Section 8.1 hereof, an Indemnifiable Claim based upon a purported misrepresentation or breach of warranty by the Purchaser must first be asserted within one year from the Closing Date. Any Indemnifiable Claim that is not asserted within the period provided above therefor shall be forever barred.

          (b)     Indemnification by the Company.
                  ------------------------------

                  (i) Subject to the provisions of Section 8.1, Section 8.2(b) and Section 8.2(e) hereof, the Company shall indemnify and hold harmless the Purchaser and its directors, officers, employees, Affiliates, and agents at all times from and after the Closing Date, against and in respect of Losses arising from or relating to: (A) any breach of any of the representations or warranties made by the Company in this Agreement and (B) any breach of the covenants and agreements made by the Company in this Agreement.

                  (ii) No claim for indemnification shall be asserted against the Company with respect to any single Loss in an amount less than $1,000, it being understood that the aggregate amount of all Losses arising from the same operative facts and circumstances shall be deemed a single Loss (a claim asserted against the Company for a single Loss in excess of $1,000 being herein referred to as an "Indemnifiable Claim"). No Loss shall be deemed to have been sustained to the extent of any proceeds received by the Purchaser or any other party indemnified by the Company hereunder from any insurance policy with respect thereto.

                  (iii) No amount shall be payable by the Company with respect to any Indemnifiable Claims unless and until the aggregate amount of such Indemnifiable Claims otherwise so payable by the Company in the absence of this clause (iii) exceeds $50,000, in which event the aggregate amount shall be payable solely by the Company, subject to the provisions of Section 8.2(e).

                  (iv) The Company's aggregate liability for indemnification hereunder shall not exceed the lesser of 10% of the aggregate value of the Merger Consideration or $500,000 (such amount being referred to herein as the "Company Liability Limit").

                    (v) An Indemnifiable Claim based upon a purported misrepresentation or breach of warranty by the Company must first be asserted within one year from the Closing Date. Any Indemnifiable Claim that is not asserted within the period provided above therefor shall be forever barred.

             (c)    Procedure for Claims between Parties. In the event that
                    ------------------------------------
either the Purchaser or the Company as the Surviving Corporation desires to assert a claim for indemnification against the other hereunder, such party shall assert such claim in writing, stating the nature and basis of such claim. The party making such claim shall, on request, provide all information and documentation reasonably necessary to support and verify any losses which such person believes gives rise to a claim for indemnification and shall give the indemnifying party reasonable access to its books, records and personnel for the purpose of investigating and verifying any such claim.

             (d)    Procedure for Claims by Third Parties. Any party asserting a
                    -------------------------------------
right of indemnification provided for under this Agreement (the "Indemnified Party") in respect of, arising out of or involving a claim or demand made by any unrelated person, firm, governmental authority or corporation against the Indemnified Party (a "Third Party Claim") shall notify the indemnifying party (the "Indemnifying Party") in writing of the Third Party Claim within ten business days after such Indemnified Party becomes aware of such Third Party Claim. As part of such notice, the Indemnified Party shall furnish the Indemnifying Party with copies of any pleadings, correspondence or other documents relating thereto that are in the Indemnified Party's possession. The Indemnified Party's failure to notify the Indemnifying Party of any such matter within the time frame specified above shall not release the Indemnifying Party, in whole or in part, from its obligations hereunder except to the extent that the Indemnified Party's ability to defend against such claim is actually prejudiced thereby. The Indemnifying Party agrees (and, at such time as the Indemnifying Party acknowledges its liability hereunder with respect to such Third Party Claim, the Indemnifying Party shall have the sole and exclusive right) to defend against, settle or compromise such Third Party Claim through counsel selected by the Indemnifying Party and at the expense of such Indemnifying Party. The Indemnified Party shall have the right (but not the obligation) to participate in the defense of such claim through counsel selected by it and at its own expense. If the Indemnifying Party has not yet acknowledged its liability hereunder with respect to such Third Party Claim, then the Indemnifying Party and the Indemnified Party shall cooperate in defending against such Third Party Claim, and neither party shall have the right, without the other's consent, to settle or compromise any such Third Party Claim.

             (e)    Payment of Claims.
                    -----------------

                    (i) If the Purchaser becomes obligated to indemnify the Company with respect to an Indemnifiable Claim and the amount of liability with respect thereto shall have been finally determined, the Cash shall be adjusted downward by the amount of the Indemnifiable Claim and the Merger Consideration shall be recalculated accordingly, with the Purchaser issuing the resulting additional shares of Purchaser Common Stock to the non-dissenting holders of the Company's Common Stock as determined at the Effective Time. If Cash as adjusted by any Indemnifiable Claim shall be less than $2,000,000, the Merger consideration shall be adjusted such that the Purchaser's Shareholders Percentage of Ownership shall be decreased by 1% for every $125,000 of Cash less than $2,000,000; provided, however, that if Cash as adjusted by any Indemnifiable Claim satisfied through the release of Escrowed Cash shall be less than $2,000,000, the Merger consideration shall be adjusted such that the Purchaser's Shareholders Percentage of Ownership shall be decreased by 1.5% for every $125,000 of Cash less than $2,000,000.

                    (ii) At the Closing, the Purchaser shall deliver to the Escrow Agent as provided for in the Escrow Agreement in the form of Exhibit C hereto (the "Escrow Agreement") stock certificates of Purchaser Common Stock for an aggregate of 10% of the Merger Consideration (the "Escrowed Shares"). If the Company becomes obligated to indemnify the Purchaser with respect to an Indemnifiable Claim and the amount of liability with respect thereto shall have been finally determined, the Cash shall be adjusted upward by the amount of the Indemnifiable Claim and the Merger Consideration shall be recalculated accordingly, with the Escrow Agent releasing the appropriate number of Escrowed Shares to the Purchaser; provided, however, that the Company shall be entitled to satisfy the Indemnifiable Claim by paying the full amount of the Indemnifiable Claim in cash subject to the limitations of Section 8.2(b)(iv), within ten days of the day on which the amount of liability with respect thereto shall have been finally determined in accordance herewith. In no event will the Company's liability for indemnification exceed the Escrowed Shares. The Escrowed Shares shall be released pursuant to the terms of the Escrow Agreement.

                                  ARTICLE IX
                              General Provisions

     Section 9.1    Rules of Construction.
                    ---------------------

             (a)    Headings. The headings contained in this Agreement are for
                    --------
reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

             (b)    Severability. If any provision of this Agreement, or the
                    ------------
application thereof to any person, place or circumstance, shall be held by a court of competent jurisdiction to be illegal, invalid, unenforceable or void, then such provision shall be enforced to the extent that it is not illegal, invalid, unenforceable or void, and the remainder of this Agreement, as well as such provision as applied to other persons, places or circumstances, shall remain in full force and effect.

     Section 9.2    Notices. All notices, demands or other communications to be
                    -------
given or delivered under or by reason of the provisions of this Agreement will be in writing and shall be deemed to have duly given or delivered (i) when delivered personally, (ii) sent via a nationally recognized overnight courier to the recipient for next business day delivery, or (iii) sent via first class United States mail. Such notices, demands and other communications will be sent to the address indicated below:

             (a)    If to the Company:
                    -----------------

                    1341 West Mockingbird Lane, Suite 900 East

                    Dallas, Texas 75247
                    Attention: Murray H. Gross
                    Fax: (214) 267-2014

                    with copies to:

                    Jackson Walker L.L.P.
                    901 Main Street, Suite 6000
                    Dallas, Texas 75202
                    Attention: Richard Goodner
                    Fax: (214) 953-5822

             (b)    If to the Purchaser or Newco:
                    ----------------------------

                    7215 Lowell Boulevard
                    Westminster, Colorado 80030
                    Attention: Charles C. Van Gundy
                    Fax: (303) 650-4832

                    with copies to:

                    Brownstein Hyatt & Farber, P.C.
                    410 Seventeenth Street, 22nd Floor
                    Denver, Colorado 80202
                    Attention: Brent T. Slosky
                    Fax: (303) 223-1111

or to such other address as any party may specify by written notice given to the other party. The date of giving any such notice shall be (i) the date of hand delivery, (ii) the second business day following deposit with the United States mail, or (iii) the business day after delivery to the overnight courier service.

     Section 9.3    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND
                    -------------
CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF COLORADO WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE SATE OF COLORADO OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF COLORADO.

     Section 9.4    Entire Agreement. This Agreement (including attached
                    ----------------
exhibits and schedules) constitutes the entire agreement among the parties with respect to the subject matter of this Agreement and supersedes any prior agreement or understanding, whether written and oral, among the parties or between any of them with respect to the subject matter of this Agreement. There are no representations, warranties, covenants, promises or undertakings, other than those expressly set forth or referred to herein.

     Section 9.5    Amendment; Waiver. This Agreement may be amended, modified
                    -----------------
or waived only by a written agreement signed by the Purchaser and the Company. With regard to any power, remedy or right provided in this Agreement or otherwise available to any party, (i) no waiver or extension of time shall be effective unless expressly contained in a writing signed by the waiving party,
(ii) no alteration, modification or impairment shall be implied by reason of any previous waiver, extension of time, delay or omission in exercise or other indulgence, and (iii) waiver by any party of the time for performance of any act or condition hereunder does not constitute a waiver of the act or condition itself.

     Section 9.6    Binding Effect. This Agreement shall be binding upon and
                    --------------
shall inure to the benefit of the parties and their respective successors. Neither the rights nor the obligations of any party to this Agreement may be transferred or assigned. Any purported assignment of this Agreement or any of the rights and obligations hereunder shall be null, void and of no effect.

     Section 9.7    Counterparts. This Agreement may be executed in one or more
                    ------------
counterparts, each of which shall constitute an original but when taken together shall constitute one instrument.

     Section 9.8    Expenses. Each party to this Agreement shall bear all of its
                    --------
own expenses in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby, including without limitation all fees and expenses of its agents, representatives, counsel and accountants. In addition, the prevailing party in any action to enforce the terms hereof or in any indemnification claim hereunder shall be entitled to recover reasonable attorneys' fees and other costs incurred in said action or proceeding in addition to any other relief to which it may be entitled.

                           [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date first written above.


                                   U.S. PAWN, INC., a Colorado corporation


                                   By:  /s/ Charles C. Van Gundy
                                        -------------------------------------
                                        Charles C. Van Gundy
                                        Chief Executive Officer


                                   U.S. REMODELERS, INC.,
                                   a Delaware corporation


                                   By:  /s/ Murray H. Gross
                                        -------------------------------------
                                        Murray H. Gross
                                        President and Chief Executive Officer

                                                                       EXHIBIT C

                         AGREEMENT AND PLAN OF MERGER


     AGREEMENT AND PLAN OF MERGER dated ______________, 2001 (the "Agreement"), by and among U.S. PAWN, INC. ("U.S. Pawn"), a Colorado corporation, and U.S. HOME SYSTEMS, INC. ("Newco"), a Delaware corporation and wholly owned subsidiary of U.S. Pawn.

                                   RECITALS

     A. The respective Boards of Directors of U.S. Pawn and Newco have determined that a merger of U.S. Pawn into Newco (the "Merger") is desirable and in the best interests of the stockholders of the respective companies and have, by resolutions duly adopted, approved and adopted this Agreement. This Agreement and the Merger have been approved by the sole stockholder of Newco by written consent pursuant to Section 228 of the General Corporation Law of the State of Delaware the ("DGCL") and the Board of Directors of U.S. Pawn has directed that this Agreement and the Merger be submitted to a vote of the stockholders of U.S. Pawn.

     B. For the purpose of prescribing the terms and conditions of the Merger, the mode of carrying the same into effect, the manner and basis of exchanging or adjusting the shares of the constituent corporations, the method of determining the effective date of the Merger, and such other details and provisions as are deemed necessary or desirable, U.S. Pawn and Newco agree, on the terms and subject to the conditions set forth in this Agreement, as follows:


                                I.  The Merger
                                --------------

     Section 1.1 In accordance with the provisions of the DGCL and the Colorado Business Corporation Act (the "CBCA"), and as of the Effective Time (as defined in Article II), U.S. Pawn shall be merged into Newco, and Newco shall be, and is referred to in this Agreement as, the Surviving Corporation, unless and until changed in accordance with the DGCL. The corporate existence of Newco, with all its purposes, powers and objects, shall continue unaffected and unimpaired by the Merger.

     Section 1.2 As of the Effective Time, the separate corporate existence of U.S. Pawn shall cease, and Newco, as the Surviving Corporation, shall thereupon and thereafter possess all the rights, privileges, immunities and franchises of a public, as well as a private, nature of both U.S. Pawn and Newco, and all property, whether real, personal or mixed, and all debts due on whatever account, including subscriptions to shares, and all choses in action, and each and every other interest of or belonging to or due U.S. Pawn and Newco shall be taken and deemed to be transferred to and vested in Newco as the Surviving Corporation, without further act or deed; and the title to any real estate, or any interest therein, vested in U.S. Pawn and Newco shall not revert or be in any way impaired by reason of the Merger. Newco, as the Surviving Corporation, shall as of the Effective Time be responsible and liable for all the obligations and liabilities of U.S.

Pawn and Newco, and any claim existing or action or proceeding, whether civil or criminal, pending by or against U.S. Pawn or Newco may be prosecuted as if the Merger had not taken place, or Newco, as the Surviving Corporation, may be substituted in its place. Neither the rights of creditors nor any liens upon the property of U.S. Pawn or Newco shall be impaired by the Merger.

                         II.  Effective Time of Merger
                         -----------------------------

     Section 2.1 U.S. Pawn and Newco shall execute and file an appropriate Certificate of Merger with the Secretary of State of Delaware pursuant to the DGCL and Articles of Merger with the Secretary of State of Colorado pursuant to the CBCA at the earliest practicable date following the satisfaction or waiver of the condition contained in Article V. The Merger shall become effective at the time and on the day as of which such Certificate of Merger shall have been filed in accordance with the DGCL and such Articles of Merger shall have been filed in accordance with the CBCA (the "Effective Time").

                          III.  Surviving Corporation
                          ---------------------------

     Section 3.1  The Certificate of Incorporation of Newco attached hereto as
Exhibit 3.1(a) (the "Newco Charter") shall be the Certificate of Incorporation of the Surviving Corporation. The Bylaws of Newco attached hereto as Exhibit 3.1(b) (the "Newco Bylaws") shall continue as the Bylaws of the Surviving Corporation. Newco, as the Surviving Corporation, shall continue as a business corporation governed by the laws of the State of Delaware.

     Section 3.2 Subject to action by the Board of Directors and the stockholders of the Surviving Corporation, the directors of the Surviving Corporation shall be the directors of U.S. Pawn immediately prior to the Effective Time, until their successors shall have been duly elected and qualified, and the executive officers of the Surviving Corporation shall be the executive officers of U.S. Pawn immediately prior to the Effective Time, all of whom shall serve in such positions in accordance with the Bylaws of the Surviving Corporation.

               IV.  Conversion and Exchange of U.S. Pawn Shares
               ------------------------------------------------

     Section 4.1 At the Effective Time each issued and outstanding share of Common Stock, no par value ("U.S. Pawn Common Stock"), of U.S. Pawn shall become and be converted into, and shall thereafter represent only, the right to receive one share of Common Stock, $.001 par value ("Newco Common Stock"), of Newco;

     Section 4.2 At the Effective Time, each option to purchase a share of U.S. Pawn Common Stock outstanding under U.S. Pawn's existing Stock Option Plan (the "Plan") shall become an option to purchase one share of Newco Common Stock. The vesting schedule and exercise price per share of Newco Common Stock shall be equal to the vesting schedule and exercise price per share of Newco Common Stock under the particular stock option agreement pursuant to which such stock option was granted as in effect immediately prior to the Effective Time.

     Section 4.3 All certificates which, prior to the Effective Time, represented issued and outstanding shares of U.S. Pawn Common Stock shall be cancelled at the Effective Time, which time shall be the record date for the determination of those stockholders of U.S. Pawn entitled to receive Newco Common Stock as provided in Section 4.1.

             V.  Condition Precedent to Consummation of the Merger
             -----------------------------------------------------

     Section 5.1 The obligations of each of U.S. Pawn and Newco to consummate the Merger shall be subject to the fulfillment of the following condition precedent: This Agreement shall have been duly and validly approved and adopted at a meeting of the stockholders of U.S. Pawn by two-thirds of the stockholders present in person or by proxy at such meeting.

                          VI.  Termination and Waiver
                          ---------------------------

     Section 6.1 Anything contained in this Agreement to the contrary notwithstanding, the Merger may be terminated and abandoned at or prior to the Effective Time, notwithstanding approval of this Agreement by the stockholders of U.S. Pawn, by mutual consent of the respective Boards of Directors of U.S. Pawn and Newco.

     Section 6.2 Any of the terms or conditions of this Agreement may be waived in writing at any time by the party which is entitled to the benefit thereof.

                              VII.  Miscellaneous
                              -------------------

     Section 7.1 This Agreement may be executed in two or more counterparts and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one instrument.

     Section 7.2 U.S. Pawn and Newco, by mutual consent of their respective Boards of Directors, may amend, modify, supplement and interpret this Agreement in such manner as may be mutually agreed upon by them in writing at any time.

                                     ****

     IN WITNESS WHEREOF, the parties hereto have set their hands as of the date first written above.

                                      U.S. PAWN, INC.

                                      By:  ___________________________________
                                           Charles C. Van Gundy
                                           President and Chief Executive Officer


                                      U.S. HOME SYSTEMS, INC.

                                      By:  ___________________________________
                                           Charles C. Van Gundy
                                           President

                                                                       EXHIBIT D


                         CERTIFICATE OF INCORPORATION
                                      OF
                            U.S. HOME SYSTEMS, INC.


                                     FIRST

     The name of the Corporation is U.S. HOME SYSTEMS, INC.

                                    SECOND

     The Corporation will have perpetual existence.

                                     THIRD

     The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

                                    FOURTH

     Section 1.     Authorization of Shares.

             The aggregate number of shares of capital stock which the Corporation will have authority to issue is Thirty-One Million shares, consisting of Thirty Million shares of common stock, having a par value of $.001 per share ("Common Stock"), and One Million shares of preferred stock, having a par value of $.001 per share("Preferred Stock").

     Section 2.     Common Stock.
                    ------------

             2.1    Dividends. The holders of shares of Common Stock shall be
                    ---------
entitled to receive such dividends as from time to time may be declared by the Board of Directors of the Corporation, subject to any preferential payments to which the holders of shares of any series of Preferred Stock shall be entitled as may be stated and expressed pursuant to the resolution establishing any such series of Preferred Stock.

             2.2    Liquidation. In the event of any liquidation, dissolution or
                    -----------
winding up of the Corporation, whether voluntary or involuntary, after payment shall have been made to any holders of shares of any series of Preferred Stock then outstanding of the full amounts of preferential payments to which they shall respectively be entitled as may be stated and expressed pursuant to the resolution establishing any such series of Preferred Stock, the holders of shares of Common Stock then outstanding shall be entitled to share ratably based upon the number of shares of Common Stock held by them in all remaining assets of the Corporation available for distribution to its shareholders.

             2.3    Voting Rights. All shares of Common Stock shall be identical
                    -------------
with each other in every respect. The shares of Common Stock shall entitle the holders thereof to one vote for each share upon all matters upon which shareholders have the right to vote.

     Section 3.     Preferred Stock.
                    ---------------

             The Board of Directors is authorized to establish, from time to time, one or more series of any class of shares, to increase or decrease the number within each series, and to fix the designations, powers, preferences and relative, participating, optional or other rights of such series and any qualifications, limitations or restrictions thereof. All shares of any one series of Preferred Stock will be identical except as to the dates of issue and the dates from which dividends on shares of the series issued on different dates will cumulate, if cumulative. Authority is hereby expressly granted to the Board of Directors to authorize the issuance of one or more series of Preferred Stock, and to fix by resolution or resolutions providing for the issue of each such series the voting powers, designations, preferences, and relative, participating, optional, redemption, conversion, exchange or other special rights, qualifications, limitations or restrictions of such series, and the number of shares in each series, to the full extent now or hereafter permitted by law.

                                     FIFTH

             No stockholder of the Corporation will, solely by reason of holding shares of any class, have any preemptive or preferential right to purchase or subscribe for any shares of the Corporation, now or hereafter to be authorized, or any notes, debentures, bonds or other securities convertible into or carrying warrants, rights or options to purchase shares of any class, now or hereafter to be authorized, whether or not the issuance of any such shares or such notes, debentures, bonds or other securities would adversely affect the dividend, voting or any other rights of such stockholder. The Board of Directors may authorize the issuance of, and the Corporation may issue, shares of any class of the Corporation, or any notes, debentures, bonds or other securities convertible into or carrying warrants, rights or options to purchase any such shares, without offering any shares of any class to the existing holders of any class of stock of the Corporation.

                                     SIXTH

             At all meetings of stockholders, a quorum will be present if the holders of one-third of the shares entitled to vote at the meeting are represented at the meeting in person or by proxy.

                                    SEVENTH

             Stockholders of the Corporation will not have the right of cumulative voting for the election of directors or for any other purpose.

                                    EIGHTH

             In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to adopt, alter, amend and repeal the Bylaws of the Corporation or to adopt new Bylaws. Directors need not be elected by written ballot unless expressly required by the Bylaws of the Corporation.

                                     NINTH

             The Corporation will, to the fullest extent permitted by the Delaware General Corporation Law, as the same exists or may hereafter be amended, indemnify any and all persons it has power to indemnify under such law from and against any and all of the expenses, liabilities or other matters referred to in or covered by such law. In addition, the Corporation shall indemnify each of the Corporation's directors and officers in each and every situation where, under Delaware General Corporation Law (specifically Section
145) the Corporation is not obligated, but is permitted or empowered, to make such indemnification, except as otherwise set forth in the Bylaws of the Corporation. Such indemnification may be provided pursuant to any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his director or officer capacity and as to action in another capacity while holding such office, will continue as to a person who has ceased to be a director, officer, employee or agent, and will inure to the benefit of the heirs, executors and administrators of such a person.

             If a claim under the preceding paragraph is not paid in full by the Corporation within thirty (30) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant will be entitled to be paid also the expense of prosecuting such claim. It will be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct that make it permissible under the laws of the State of Delaware for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense will be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the laws of the State of Delaware nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, will be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

                                     TENTH

             To the fullest extent permitted by the laws of the State of Delaware as the same exist or may hereafter be amended, a director of the Corporation will not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided however, that this Article shall not eliminate or limit the liability of a director: (i) for any breach of the director's duty of loyalty to the Corporation or stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended after the date of filing of this Certificate of Incorporation to authorize corporate action further limiting or eliminating the personal liability of a director, then the liability of the directors of the Corporation shall be limited or eliminated to the fullest extent permitted by the Delaware General Corporation Law, as so amended. Any repeal or modification of this Article by the stockholders of the Corporation or otherwise shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification. The provisions of this Article shall not be deemed to limit or preclude indemnification of a director by the Corporation for any liability of a director that has not been eliminated by the provisions of this Article.

                                   ELEVENTH

             The address of the Corporation's initial registered office is 1209 Orange Street, Wilmington, Delaware 19801, County of New Castle, and the name of its initial registered agent at that address is The Corporation Trust Company.

                                    TWELFTH

             The number of directors constituting the initial Board of Directors of the Corporation is five and the names and mailing addresses of such persons, who are to serve as directors until the first annual meeting of the stockholders or until their successors are elected and qualified, are:

          Name                          Address
          ----                          -------

          Murray H. Gross               1341 W. Mockingbird Lane, Suite 900E
                                        Dallas, Texas 75247

          David A. Yoho                 1341 W. Mockingbird Lane, Suite 900E
                                        Dallas, Texas 75247

          Ronald I. Wagner              1341 W. Mockingbird Lane, Suite 900E
                                        Dallas, Texas 75247

          Charles D. Maguire            1341 W. Mockingbird Lane, Suite 900E
                                        Dallas, Texas 75247

          D.S. Berenson                 1341 W. Mockingbird Lane, Suite 900E
                                        Dallas, Texas 75247

             Hereafter, the number of directors will be determined in accordance with the Bylaws of the Corporation.

                                  THIRTEENTH

             The powers of the incorporator will terminate upon the filing of this Certificate. The name and mailing address of the incorporator are:

          Name                          Address
          ----                          -------

          Richard B. Goodner            901 Main Street, Suite 6000
                                        Dallas, Texas 75202

             EXECUTED as of the ________ day of __________________, 2000.


                                        ________________________________________
                                        Richard B. Goodner

                                                                       EXHIBIT E

                                    BYLAWS

                                      OF

                            U.S. HOME SYSTEMS, INC.
                     (Effective as of December ____, 2000)

                               TABLE OF CONTENTS

ARTICLE I - OFFICES
     Section 1.  Registered Office..............................   4
     Section 2.  Other Offices..................................   4

ARTICLE II - STOCKHOLDERS
     Section 1.  Place of Meetings..............................   4
     Section 2.  Annual Meeting.................................   4
     Section 3.  List of Stockholders...........................   4
     Section 4.  Special Meetings...............................   5
     Section 5.  Notice.........................................   5
     Section 6.  Quorum.........................................   5
     Section 7.  Voting.........................................   5
     Section 8.  Method of Voting...............................   5
     Section 9.  Record Date....................................   6
     Section 10. Action by Consent..............................   6

ARTICLE III - BOARD OF DIRECTORS
     Section 1.  Management.....................................   6
     Section 2.  Qualification; Election; Term..................   6
     Section 3.  Number; Election; Term; Qualification..........   6
     Section 4.  Changes in Number..............................   7
     Section 5.  Removal........................................   7
     Section 6.  Vacancies......................................   7
     Section 7.  Place of Meetings..............................   7
     Section 8.  Annual Meeting.................................   7
     Section 9.  Regular Meetings...............................   7
     Section 10.  Special Meetings..............................   8
     Section 11.  Quorum........................................   8
     Section 12.  Interested Directors..........................   8
     Section 13.  Committees....................................   8
     Section 14.  Action by Consent.............................   8
     Section 15.  Compensation of Directors.....................   9

ARTICLE IV - NOTICE
     Section 1.  Form of Notice.................................   9
     Section 2.  Waiver.........................................   9

ARTICLE V - OFFICERS AND AGENTS
     Section 1.  In General.....................................   9
     Section 2.  Election.......................................   9
     Section 3.  Other Officers and Agents......................   9
     Section 4.  Compensation...................................   9
     Section 5.  Term of Office and Removal.....................  10

     Section 6.   Employment and Other Contracts.................  10
     Section 7.   Chairman of the Board of Directors.............  10
     Section 8.   President......................................  10
     Section 9.   Vice Presidents................................  10
     Section 10.  Secretary......................................  10
     Section 11.  Assistant Secretaries..........................  11
     Section 12.  Treasurer......................................  11
     Section 13.  Assistant Treasurers...........................  11
     Section 14.  Bonding........................................  11

ARTICLE VI - CERTIFICATES REPRESENTING SHARES
     Section 1.   Form of Certificates...........................  11
     Section 2.   Lost Certificates..............................  12
     Section 3.   Transfer of Shares.............................  12
     Section 4.   Registered Stockholders........................  12

ARTICLE VII - GENERAL PROVISIONS
     Section 1.   Dividends......................................  12
     Section 2.   Reserves.......................................  13
     Section 3.   Telephone and Similar Meetings.................  13
     Section 4.   Books and Records..............................  13
     Section 5.   Fiscal Year....................................  13
     Section 6.   Seal...........................................  13
     Section 7.   Advances of Expenses...........................  13
     Section 8.   Indemnification................................  13
     Section 9.   Insurance......................................  14
     Section 10.  Resignation....................................  14
     Section 11.  Amendment of Bylaws............................  14
     Section 12.  Invalid Provisions.............................  14
     Section 13.  Relation to the Certificate of Incorporation...  14

                                    BYLAWS


                                      OF


                            U.S. HOME SYSTEMS, INC.

                                   ARTICLE I

                                    OFFICES
                                    -------

     Section 1.    Registered Office.  The registered office and registered
                   -----------------
agent of U.S. Home Systems, Inc. (the "Corporation") will be as from time to time set forth in the Corporation's Certificate of Incorporation or in any certificate filed with the Secretary of State of the State of Delaware, and the appropriate county Recorder or Recorders, as the case may be, to amend such information.

     Section 2.    Other Offices.  The Corporation may also have offices at such
                   -------------
other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                  ARTICLE II

                                  STOCKHOLDERS
                                  ------------

     Section 1.    Place of Meetings.  All meetings of the stockholders for the
                   -----------------
election of Directors will be held at such place, within or without the State of Delaware, as may be fixed from time to time by the Board of Directors. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as may be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

     Section 2.    Annual Meeting.  An annual meeting of the stockholders will
                   --------------
be held at such time as may be determined by the Board of Directors, at which meeting the stockholders will elect a Board of Directors, and transact such other business as may properly be brought before the meeting.

     Section 3.    List of Stockholders.  At least ten days before each meeting
                   --------------------
of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, with the address of and the number of voting shares registered in the name of each, will be prepared by the officer or agent having charge of the stock transfer books. Such list will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place will be specified in the notice of the meeting, or if not so specified at the place where the meeting is to be held. Such list will be produced and kept open at the time and place of the meeting during the whole time thereof, and will be subject to the inspection of any stockholder who may be present.

     Section 4.    Special Meetings.  Special meetings of the stockholders, for
                   ----------------
any purpose or purposes, unless otherwise prescribed by law, the Certificate of Incorporation or these Bylaws, may be called by the Chairman of the Board, the President or the Board of Directors. Business transacted at all special meetings will be confined to the purposes stated in the notice of the meeting unless all stockholders entitled to vote are present and consent.

     Section 5.    Notice.  Written or printed notice stating the place, day
                   ------
and hour of any meeting of the stockholders and, in case of a special meeting, the purpose or purposes for which the meeting is called, will be delivered not less than ten nor more than sixty days before the date of the meeting, either personally or by mail, by or at the direction of the Chairman of the Board, the President, the Secretary, or the officer or person calling the meeting, to each stockholder of record entitled to vote at the meeting. If mailed, such notice will be deemed to be delivered when deposited in the United States mail, addressed to the stockholder at his address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid.

     Section 6.    Quorum.  At all meetings of the stockholders, the presence in
                   ------
person or by proxy of the holders of one-third of the shares issued and outstanding and entitled to vote will be necessary and sufficient to constitute a quorum for the transaction of business except as otherwise provided by law, the Certificate of Incorporation or these Bylaws. If, however, such quorum is not present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, will have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally notified.

     Section 7.    Voting.  When a quorum is present at any meeting of the
                   ------
Corporation's stockholders, the vote of the holders of a majority of the shares present in person or by proxy entitled to vote on, and voted for or against, any matter will decide any questions brought before such meeting, unless the question is one upon which, by express provision of law, the Certificate of Incorporation or these Bylaws, a different vote is required, in which case such express provision will govern and control the decision of such question. The stockholders present in person or by proxy at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

     Section 8.    Method of Voting.  Each outstanding share of the
                   ----------------
Corporation's capital stock, regardless of class, will be entitled to one vote on each matter submitted to a vote at a meeting of stockholders, except to the extent that the voting rights of the shares of any class or classes are limited or denied by the Certificate of Incorporation, as amended from time to time. At any meeting of the stockholders, every stockholder having the right to vote will be entitled to vote in person, or by proxy appointed by an instrument in writing subscribed by such stockholder and bearing a date not more than three years prior to such meeting, unless such instrument provides for a longer period. Each proxy will be revocable unless expressly provided therein to be irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally. Such proxy will be filed with the Secretary of the Corporation prior to or at the time of the meeting. Voting on any question or in any election, other than for directors, may be by voice vote or show of hands unless the presiding officer orders, or any stockholder demands, that voting be by written ballot.

     Section 9.    Record Date.  The Board of Directors may fix in advance a
                   -----------
record date for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, which record date will not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date will not be less than ten nor more than sixty days prior to such meeting. In the absence of any action by the Board of Directors, the close of business on the date next preceding the day on which the notice is given will be the record date, or, if notice is waived, the close of business on the day next preceding the day on which the meeting is held will be the record date.

     Section 10.   Action by Consent.  Any action required or permitted by law,
                   -----------------
the Certificate of Incorporation or these Bylaws to be taken at a meeting of the stockholders of the Corporation may be taken without a meeting if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and will be delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the Corporation having custody of the minute book.

                                  ARTICLE III

                              BOARD OF DIRECTORS
                              ------------------

     Section 1.    Management.  The business and affairs of the Corporation
                   ----------
will be managed by or under the direction of its Board of Directors who may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

     Section 2.    Qualification; Election; Term.  None of the Directors need
                   -----------------------------
be a stockholder of the Corporation or a resident of the State of Delaware. The Directors will be elected by written ballot, by plurality vote at the annual meeting of the stockholders, except as hereinafter provided, and each Director elected will hold office until whichever of the following occurs first: his successor is elected and qualified, his resignation, his removal from office by the stockholders or his death.

     Section 3.    Number; Election; Term; Qualification.  The number of
                   -------------------------------------
Directors which shall constitute the Board of Directors shall be not less than one. The first Board of Directors shall consist of the number of Directors named in the Certificate of Incorporation. Thereafter, the number of Directors which shall constitute the entire Board of Directors shall be determined by resolution of the Board of Directors at any meeting thereof, but shall never be less than one. At each annual meeting of stockholders, Directors shall be elected to hold office until their successors are elected and qualified or until their earlier resignation, removal from office or death. No Director need be a stockholder, a resident of the State of Delaware, or a citizen of the United States.

     Section 4.    Changes in Number.  Any change in the authorized number of
                   -----------------
Directors shall not increase or shorten the term of any Director, and any decrease shall become effective only as and when the term or terms of office of Directors affected thereby shall expire, or a vacancy or vacancies on the Board shall occur. Any directorship to be filled by reason of an increase in the number of Directors may be filled by (i) the stockholders at any annual or special meeting of stockholders called for that purpose or (ii) the Board of Directors for a term of office continuing only until the next election of one or more Directors by the stockholders. Notwithstanding the foregoing, whenever the holders of any class or series of shares are entitled to elect one or more Directors by the provisions of the Certificate of Incorporation, any newly created directorship(s) of such class or series to be filled by reason of an increase in the number of such Directors may be filled by the affirmative vote of a majority of the Directors elected by such class or series then in office or by a sole remaining Director so elected or by the vote of the holders of the outstanding shares of such class or series, and such directorship(s) shall not in any case be filled by the vote of the remaining Directors or by the holders of the outstanding shares of the Corporation as a whole unless otherwise provided in the Certificate of Incorporation.

     Section 5.    Removal.  Any Director may be removed either for or without
                   -------
cause, at any special meeting of stockholders by the affirmative vote of a majority in number of shares of the stockholders present in person or represented by proxy at such meeting and entitled to vote for the election of such Director; provided that notice of the intention to act upon such matter has been given in the notice calling such meeting.

     Section 6.    Vacancies.  Vacancies occurring in the Board of Directors
                   ---------
caused by death, resignation, retirement, disqualification or removal from office of any Directors or otherwise, may be filled by the vote of a majority of the Directors then in office, though less than a quorum, or a successor or successors may be chosen at a special meeting of the stockholders called for that purpose, and each successor Director so chosen will hold office until the next election of Directors or until whichever of the following occurs first: his successor is elected and qualified, his resignation, his removal from office by the stockholders or his death.

     Section 7.    Place of Meetings.  Meetings of the Board of Directors,
                   -----------------
regular or special, may be held at such place within or without the State of Delaware as may be fixed from time to time by the Board of Directors.

     Section 8.    Annual Meeting.  The first meeting of each newly elected
                   --------------
Board of Directors will be held without further notice immediately following the annual meeting of stockholders and at the same place, unless by unanimous consent, the Directors then elected and serving change such time or place.

     Section 9.    Regular Meetings.  Regular meetings of the Board of Directors
                   ----------------
be held with or without notice and at such time and place as is from time to time determined by resolution of the Board of Directors.

     Section 10.    Special Meetings.  Special meetings of the Board of
                    ----------------
Directors may be called by the Chairman of the Board or the President on oral or written notice to each Director, given either personally, by telephone, by facsimile or by mail, delivered not less than twenty-four hours in advance of the meeting; special meetings will be called by the Chairman of the Board, President or Secretary in like manner and on like notice on the written request of at least two Directors. The purpose or purposes of any special meeting will be specified in the notice relating thereto.

     Section 11.    Quorum.  At all meetings of the Board of Directors the
                    ------
presence of a majority of the number of Directors fixed by these Bylaws will be necessary and sufficient to constitute a quorum for the transaction of business, and the affirmative vote of at least a majority of the Directors present at any meeting at which there is a quorum will be the act of the Board of Directors, except as may be otherwise specifically provided by law, the Certificate of Incorporation or these Bylaws. If a quorum is not present at any meeting of the Board of Directors, the Directors present thereat may adjourn the meeting from time to time without notice other than announcement at the meeting, until a quorum is present.

     Section 12.    Interested Directors.  No contract or transaction between
                    --------------------
the Corporation and one or more of its Directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of the Corporation's Directors or officers are directors or officers or have a financial interest, will be void or voidable solely for this reason, solely because the Director or officer is present at or participates in the meeting of the Board of Directors or committee thereof that authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (i) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested Directors, even though the disinterested Directors be less than a quorum, (ii) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee that authorizes the contract or transaction.

     Section 13.    Committees.  The Board of Directors may, by resolution
                    ----------
passed by a majority of the entire Board, designate committees, each committee to consist of two or more Directors of the Corporation, which committees will have such power and authority and will perform such functions as may be provided in such resolution. Such committee or committees will have such name or names as may be designated by the Board and will keep regular minutes of their proceedings and report the same to the Board of Directors when required.

     Section 14.    Action by Consent.  Any action required or permitted to be
                    -----------------
taken at any meeting of the Board of Directors or any committee of the Board of Directors may be taken without such a meeting if a consent or consents in writing, setting forth the action so taken, is signed by all the members of the Board of Directors or such committee, as the case may be.

     Section 15.    Compensation of Directors.  Directors will receive such
                    -------------------------
compensation for their services and reimbursement for their expenses as the Board of Directors, by resolution, may establish; provided that nothing herein contained will be construed to preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.

                                  ARTICLE IV

                                    NOTICE
                                    ------

     Section 1.    Form of Notice.  Whenever by law, the Certificate of
                   --------------
Incorporation or of these Bylaws, notice is to be given to any Director or stockholder, and no provision is made as to how such notice will be given, such notice may be given in writing, by mail, postage prepaid, addressed to such Director or stockholder at such address as appears on the books of the Corporation. Any notice required or permitted to be given by mail will be deemed to be given at the time the same is deposited in the United States mails.

     Section 2.    Waiver.  Whenever any notice is required to be given to any
                   ------
stockholder or Director of the Corporation as required by law, the Certificate of Incorporation or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated in such notice, will be equivalent to the giving of such notice. Attendance of a stockholder or Director at a meeting will constitute a waiver of notice of such meeting, except where such stockholder or Director attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened.

                                   ARTICLE V

                              OFFICERS AND AGENTS
                              -------------------

     Section 1.    In General.  The officers of the Corporation will be elected
                   ----------
by the Board of Directors and will be a President, a Vice President, a Secretary and a Treasurer. The Board of Directors may also elect a Chairman of the Board, additional Vice Presidents, Assistant Vice Presidents and one or more Assistant Secretaries and Assistant Treasurers. Any two or more offices may be held by the same person.

     Section 2.    Election.  The Board of Directors, at its first meeting after
                   --------
each annual meeting of stockholders, will elect the officers, none of whom need be a member of the Board of Directors.

     Section 3.    Other Officers and Agents.  The Board of Directors may also
                   -------------------------
elect and appoint such other officers and agents as it deems necessary, who will be elected and appointed for such terms and will exercise such powers and perform such duties as may be determined from time to time by the Board.

     Section 4.    Compensation.  The compensation of all officers and agents of
                   ------------
the Corporation will be fixed by the Board of Directors or any committee of the Board, if so authorized by the Board.

     Section 5.    Term of Office and Removal.  Each officer of the Corporation
                   --------------------------
will hold office until his death, his resignation or removal from office, or the election and qualification of his successor, whichever occurs first. Any officer or agent elected or appointed by the Board of Directors may be removed at any time, for or without cause, by the affirmative vote of a majority of the entire Board of Directors, but such removal will not prejudice the contract rights, if any, of the person so removed. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

     Section 6.    Employment and Other Contracts.  The Board of Directors may
                   ------------------------------
authorize any officer or officers or agent or agents to enter into any contract or execute and deliver any instrument in the name or on behalf of the Corporation, and such authority may be general or confined to specific instances. The Board of Directors may, when it believes the interest of the Corporation will best be served thereby, authorize executive employment contracts that will have terms no longer than ten years and contain such other terms and conditions as the Board of Directors deems appropriate. Nothing herein will limit the authority of the Board of Directors to authorize employment contracts for shorter terms.

     Section 7.    Chairman of the Board of Directors.  If the Board of
                   ----------------------------------
Directors has elected a Chairman of the Board, he will preside at all meetings of the stockholders and the Board of Directors. Except where by law the signature of the President is required, the Chairman will have the same power as the President to sign all certificates, contracts and other instruments of the Corporation. During the absence or disability of the President, the Chairman will exercise the powers and perform the duties of the President.

     Section 8.    President.  The President will be the chief executive officer
                   ---------
of the Corporation and, subject to the control of the Board of Directors, will supervise and control all of the business and affairs of the Corporation. He will, in the absence of the Chairman of the Board, preside at all meetings of the stockholders and the Board of Directors. The President will have all powers and perform all duties incident to the office of President and will have such other powers and perform such other duties as the Board of Directors may from time to time prescribe.

     Section 9.    Vice Presidents.  Each Vice President will have the usual and
                   ---------------
customary powers and perform the usual and customary duties incident to the office of Vice President, and will have such other powers and perform such other duties as the Board of Directors or any committee thereof may from time to time prescribe or as the President may from time to time delegate to him. In the absence or disability of the President and the Chairman of the Board, a Vice President designated by the Board of Directors, or in the absence of such designation the Vice Presidents in the order of their seniority in office, will exercise the powers and perform the duties of the President.

     Section 10.   Secretary.  The Secretary will attend all meetings of the
                   ---------
stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose. The Secretary will perform like duties for the Board of Directors and committees thereof when required. The Secretary will give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors. The Secretary will keep in safe custody the seal of the Corporation. The Secretary will be under the supervision of the President. The Secretary will have such other powers and perform such other duties as the Board of Directors may from time to time prescribe or as the President may from time to time delegate to him.

     Section 11.   Assistant Secretaries.  The Assistant Secretaries in the
                   ---------------------
order of their seniority in office, unless otherwise determined by the Board of Directors, will, in the absence or disability of the Secretary, exercise the powers and perform the duties of the Secretary. They will have such other powers and perform such other duties as the Board of Directors may from time to time prescribe or as the President may from time to time delegate to them.

     Section 12.   Treasurer.  The Treasurer will have responsibility for the
                   ---------
receipt and disbursement of all corporate funds and securities, will keep full and accurate accounts of such receipts and disbursements, and will deposit or cause to be deposited all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer will render to the Directors whenever they may require it an account of the operating results and financial condition of the Corporation, and will have such other powers and perform such other duties as the Board of Directors may from time to time prescribe or as the President may from time to time delegate to him.

     Section 13.   Assistant Treasurers.  The Assistant Treasurers in the order
                   --------------------
of their seniority in office, unless otherwise determined by the Board of Directors, will, in the absence or disability of the Treasurer, exercise the powers and perform the duties of the Treasurer. They will have such other powers and perform such other duties as the Board of Directors may from time to time prescribe or as the President may from time to time delegate to them.

     Section 14.   Bonding.  The Corporation may secure a bond to protect the
                   -------
Corporation from loss in the event of defalcation by any of the officers, which bond may be in such form and amount and with such surety as the Board of Directors may deem appropriate.

                                  ARTICLE VI

                       CERTIFICATES REPRESENTING SHARES
                       --------------------------------

     Section 1.    Form of Certificates.  Certificates, in such form as may be
                   --------------------
determined by the Board of Directors, representing shares to which stockholders are entitled will be delivered to each stockholder. Such certificates will be consecutively numbered and will be entered in the stock book of the Corporation as they are issued. Each certificate will state on the face thereof the holder's name, the number, class of shares, and the par value of such shares or a statement that such shares are without par value. They will be signed by the President or a Vice President and the Secretary or an Assistant Secretary, and may be sealed with the seal of the Corporation or a facsimile thereof. If any certificate is countersigned by a transfer agent, or an assistant transfer agent or registered by a registrar, either of which is other than the Corporation or an employee of the Corporation, the signatures of the Corporation's officers may be facsimiles. In case any officer or officers who have signed, or whose facsimile signature or signatures have been used on such certificate or certificates, ceases to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates have been delivered by the Corporation or its agents, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or officers of the Corporation.

     Section 2.    Lost Certificates.  The Board of Directors may direct that a
                   -----------------
new certificate be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost or destroyed. When authorizing such issue of a new certificate, the Board of Directors, in its discretion and as a condition precedent to the issuance thereof, may require the owner of such lost or destroyed certificate, or his legal representative, to advertise the same in such manner as it may require and/or to give the Corporation a bond, in such form, in such sum, and with such surety or sureties as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed. When a certificate has been lost, apparently destroyed or wrongfully taken, and the holder of record fails to notify the Corporation within a reasonable time after such holder has notice of it, and the Corporation registers a transfer of the shares represented by the certificate before receiving such notification, the holder of record is precluded from making any claim against the Corporation for the transfer of a new certificate.

     Section 3.    Transfer of Shares.  Shares of stock will be transferable
                   ------------------
only on the books of the Corporation by the holder thereof in person or by such holder's duly authorized attorney. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it will be the duty of the Corporation or the transfer agent of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

     Section 4.    Registered Stockholders.  The Corporation will be entitled to
                   -----------------------
treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, will not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it has express or other notice thereof, except as otherwise provided by law.

                                  ARTICLE VII

                              GENERAL PROVISIONS
                              ------------------

     Section 1.    Dividends.  Dividends upon the outstanding shares of the
                   ---------
Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting. Dividends may be declared and paid in cash, in property, or in shares of the Corporation, subject to the provisions of the General Corporation Law of the State of Delaware, as it may be amended from time to time, and the Certificate of Incorporation. The Board of Directors may fix in advance a record date for the purpose of determining stockholders entitled to receive payment of any dividend, such record date will not precede the date upon which the resolution fixing the record date is adopted, and such record date will not be more than sixty days prior to the payment date of such dividend. In the absence of any action by the Board of Directors, the close of business on the date upon which the Board of Directors adopts the resolution declaring such dividend will be the record date.

     Section 2.    Reserves.  There may be created by resolution of the Board of
                   --------
Directors out of the surplus of the Corporation such reserve or reserves as the Directors from time to time, in their discretion, deem proper to provide for contingencies, or to equalize dividends, or to repair or maintain any property of the Corporation, or for such other purpose as the Directors may deem beneficial to the Corporation, and the Directors may modify or abolish any such reserve in the manner in which it was created. Surplus of the Corporation to the extent so reserved will not be available for the payment of dividends or other distributions by the Corporation.

     Section 3.    Telephone and Similar Meetings.  Stockholders, directors and
                   ------------------------------
committee members may participate in and hold meetings by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other. Participation in such a meeting will constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened.

     Section 4.    Books and Records.  The Corporation will keep correct and
                   -----------------
complete books and records of account and minutes of the proceedings of its stockholders and Board of Directors, and will keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of the shares held by each.

     Section 5.    Fiscal Year.  The fiscal year of the Corporation will be
                   -----------
fixed by resolution of the Board of Directors.

     Section 6.    Seal.  The Corporation may have a seal, and the seal may be
                   ----
used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. Any officer of the Corporation will have authority to affix the seal to any document requiring it.

     Section 7.    Advances of Expenses.  Except as restricted by the General
                   --------------------
Corporation Law of the State of Delaware, as it may be amended from time to time, the Corporation will advance to its directors and officers, and may by resolution of its Board of Directors advance to other persons, expenses incurred by them for which indemnification is required as described in Article VII,
Section 8. "Indemnification" of these Bylaws or the Certificate of Incorporation of the Corporation; provided that the officer, director or other person undertakes in writing to repay all amounts advanced if it shall ultimately be determined that such person is not entitled to be indemnified under these Bylaws or the Certificate of Incorporation of the Corporation.

     Section 8.    Indemnification.  The Corporation shall indemnify each
                   ---------------
director and officer of the Corporation to the fullest extent permitted by the General Corporation Law of the State of Delaware, as it may be amended from time to time, and may, if and to the extent authorized by the Board of Directors, so indemnify any other person whom it has the power to indemnify against any liability, reasonable expense or other matter whatsoever. Notwithstanding the foregoing, the Corporation shall submit the issue of indemnification with regard to liabilities arising under the Securities Act of 1933 to a court of appropriate jurisdiction to determine whether such indemnification by the Corporation is against public policy as expressed in the Securities Act of 1933, unless in the opinion of the Corporation's counsel the matter has been settled by controlling precedent, and the Corporation shall be governed by the final adjudication of such issue.

     Section 9.    Insurance. The Corporation may at the discretion of the Board
                   ---------
of Directors purchase and maintain insurance on behalf of the Corporation and any person whom it has the power to indemnify pursuant to law, the Certificate of Incorporation, these Bylaws or otherwise.

     Section 10.   Resignation.  Any director, officer or agent may resign by
                   -----------
giving written notice to the President or the Secretary. Such resignation will take effect at the time specified therein or immediately if no time is specified therein. Unless otherwise specified therein, the acceptance of such resignation will not be necessary to make it effective.

     Section 11.   Amendment of Bylaws.  These Bylaws may be altered, amended,
                   -------------------
or repealed at any meeting of the Board of Directors at which a quorum is present, by the affirmative vote of a majority of the Directors present at such meeting.

     Section 12.   Invalid Provisions.  If any part of these Bylaws is held
                   ------------------
invalid or inoperative for any reason, the remaining parts, so far as possible and reasonable, will be valid and operative.

     Section 13.   Relation to the Certificate of Incorporation.  These Bylaws
                   --------------------------------------------
are subject to, and governed by, the Certificate of Incorporation of the Corporation.

                                                                       EXHIBIT F

                         2000 STOCK COMPENSATION PLAN
                                      of
                                U.S. PAWN, INC.


     1. Purpose of the Plan. This 2000 Stock Compensation Plan is intended to encourage ownership of the common stock of U.S. PAWN, INC., a Colorado corporation, by certain officers, directors, employees and advisors of the Company, including, without limitation, any division of the Company, or any Subsidiary or Subsidiaries of the Company, in order to provide additional incentive for such persons to promote the success and the business of the Company or its Subsidiaries and to encourage them to remain in the employ of the Company or its divisions or its Subsidiaries by providing such persons an opportunity to benefit from any appreciation of the common stock of the Company through the issuance of stock options and related stock appreciation rights to such persons in accordance with the terms of the Plan. It is further intended that options granted pursuant to this Plan shall constitute either incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or options which do not constitute Incentive Options, as determined by the Committee at the time of issuance of such options.


     2. Definitions. As used herein, each of the following terms shall have the meaning given to it below:

          (a) "Advisor" means any person performing services for the Company or any Subsidiary of the Company, with or without compensation, to whom the Committee chooses to grant Awards under the Plan, provided that bona fide services are rendered by such person and such services are not rendered in connection with the offer or sale of securities in a capital-raising transaction.

          (b) "Affiliate" means, with respect to any Person, any Parent or Subsidiary of such Person, whether such Parent or Subsidiary is now or hereafter existing.

          (c) "Applicable Laws" means all applicable federal, state, local or foreign laws, regulations and legal requirements, including without limitation the legal requirements relating to the administration of stock option plans and equity incentive plans (and the issuance of shares of capital stock thereunder) under United States state corporate laws, United States federal and state securities laws, and the Code.

          (d) "Award" means an award of Incentive Options, Nonqualified Options, Reload Options or Stock Appreciation Rights, under the Plan, whether singly, in combination or in tandem.

          (e) "Award Agreement" means the agreement (including an Option Agreement) between the Company and the Holder setting forth the terms and conditions of an Award under the Plan.

          (f)  "Board" means the Board of Directors of the Company.

          (g)  "Code" means the Internal Revenue Code of 1986, as amended.

          (h) "Committee" means (a) the Compensation Committee of the Board of Directors (or in the event that there is not a Compensation Committee, then the Board of Directors) with respect to Awards granted to all employees and consultants of the Company (other than Non-Employee Directors of the Company) and (b) the entire Board of Directors (regardless of whether there is a Compensation Committee) with respect to Awards granted to Non-Employee Directors of the Company.

          (i) "Common Stock" means the common stock, no par value per share, of the Company.

          (j)  "Company" means U.S. Pawn, Inc., a Colorado corporation.

          (k) "Director" means a member of the Board of Directors of the Company.

          (l) "Disability" shall have the meaning given it or any similar term in the employment agreement of the Holder with the Company or an Affiliate; provided, however, that if that Holder has no such employment agreement or if the employment agreement applicable to the Holder does not specify the meaning of such term, "Disability" shall mean the inability of the Holder to fulfill such Holder's obligations to the Company or an Affiliate by reason of any physical or mental impairment which can be expected to result in death or which has endured or can be expected to endure for a continuous period of not less than 12 months as determined by a physician acceptable to the Committee in its sole discretion.

          (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (n)  "Holder" means a Person who has received an Award under the Plan.

          (o) "Incentive Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          (p) "Non-Employee Director" means a "Non-Employee Director" within the meaning of Rule 16b-3.

          (q) "Nonqualified Option" means an Option that is not intended to qualify as an Incentive Option.

          (r) "Option" means any option to purchase shares of Common Stock which is granted pursuant to the Plan and includes Incentive Options, Nonqualified Options and Reload Options.

          (s) "Option Agreement" means the written option agreement in the form approved by the Committee for use under the Plan between the Company and Holder evidencing the grant of an Option.

          (t) "Optionee" means the Person who receives an Option under the Plan.

          (u) "Parent" means a "parent corporation," whether now or hereafter existing, which is a corporation (other than the employer corporation) in an unbroken chain of corporations ending with the employee corporation if, at the time of the granting of the option, each of the corporations other than the employer corporation owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          (v) "Person" means any individual, corporation, partnership, limited liability company, joint venture, estate, trust, unincorporated association, or any other entity.

          (w)  "Plan" means this 2000 Stock Compensation Plan of the Company.

          (x) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor rule thereto.

          (y) "Reload Option" means any option granted under Section 12 as a result of the payment of the exercise price of an Option and/or the withholding tax related thereto in the form of Common Stock owned by the Holder or the withholding of Common Stock by the Company.

          (z)  "SAR" means the award of stock appreciation rights granted under
Section 1 hereof.

          (aa) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, which is a corporation (other than the employer corporation) in an unbroken chain of corporations beginning with the employer corporation if, at the time of the granting of the option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     3.   Stock Subject to the Plan. Subject to adjustment as provided in
Section 15 hereof, there will be reserved for the use upon the exercise of Options to be granted from time to time under the Plan not less than 550,000 shares of the common stock, no par value per share (the "Common Stock"), of the Company, which shares in whole or in part shall be authorized, but unissued, shares of the Common Stock or issued shares of Common Stock which shall have been reacquired by the Company as determined from time to time by the Board of Directors of the Company (the "Board of Directors"). The maximum aggregate number of shares of Common Stock which may be optioned, sold, granted, or otherwise issued under the Plan shall initially be 550,000 which amount may, at the discretion of the Board, be increased from time to time to a number such that the number of shares of Common Stock available for issuance pursuant to Options to be granted pursuant to this Plan equals 10% of the total number of shares of Common Stock of the Company and shares of any other class of Common Stock of the Company outstanding from time to time; provided, however, subject to adjustment under Section 15 of the Plan, the number of shares of Common Stock which may be optioned, sold, granted or otherwise issued under the Plan shall never be less than 550,000. Notwithstanding the foregoing, subject to adjustment under Section 15 of the Plan, no more than 3,000,000 shares of

Common Stock will be available for the granting of Incentive Stock Options under the Plan. Subject to adjustment pursuant to the provisions of Section 15, the maximum aggregate number of shares of Common Stock with respect to which Options may be granted during the term of the Plan shall not exceed 3,000,000 shares. The maximum aggregate number of shares of Common Stock with respect to which Options during the term may be granted to any Optionee during the term of the Plan shall not exceed ten percent (10%) of the shares eligible for issuance under the Plan. To determine the number of shares of Common Stock available at any time for the granting of Options under the Plan, there shall be deducted from the total number of reserved shares of Common Stock, the number of shares of Common Stock in respect of which Options have been granted pursuant to the Plan which remain outstanding or which have been exercised. If and to the extent that any Option to purchase reserved shares shall not be exercised by an Optionee for any reason or if such Option to purchase shall terminate as provided herein, such shares which have not been so purchased hereunder shall again become available for the purposes of the Plan unless the Plan shall have been terminated, but such unpurchased shares shall not be deemed to increase the aggregate number of shares specified above to be reserved for purposes of the Plan (subject to adjustment as provided in Section 15 hereof). The grant of SARs shall not affect the number of shares available for grant of Awards under the Plan.

     4.   Administration of the Plan.

          (a) General. The Plan shall be administered by the Board of Directors or a Committee appointed by the Board. During any period of time in which the Company is subject to the reporting requirements of the Exchange Act, the Committee shall be comprised solely of not less than two members, each of whom shall be (i) a Non-Employee Director, and (ii) unless otherwise determined by the Board, an "outside director" within the meaning of Treasury Regulation
Section 1.162-27(e)(3)), except that if at any time there shall be less than two
(2) Directors who are qualified to serve on the Committee, then the Plan shall be administered by the full Board. All references in this Plan to the Committee shall be deemed to refer instead to the full Board at any time there is not a Committee consisting of at least two (2) members of the Board qualified to act hereunder. The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. If the Board does not designate a Chairman of the Committee, the Committee shall select one of its members as its Chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum. Any action of the Committee shall be taken by a majority vote of its members at a meeting at which a quorum is present. Notwithstanding the preceding, any action of the Committee may be taken without a meeting by a written consent signed by all of the members, and any action so taken shall be deemed fully as effective as if it had been taken by a vote of the members present in person at the meeting duly called and held. The Committee may appoint a Secretary, shall keep minutes of its meetings, and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

          (b) Plan Interpretation and Administration. The Committee shall have the sole authority and power, subject to the express provisions and limitations of the Plan, to construe the Plan and the Awards granted hereunder, and to adopt, prescribe, amend, and rescind rules and regulations relating to the Plan, and to make all determinations necessary or advisable for administering the Plan, including, but not limited to, (i) the designated Person or Persons who shall be granted Awards under the Plan, (ii) the term of each Option, (iii) the number of shares covered by such Option, (iv) whether such Option shall constitute an Incentive Option or a Nonqualified Option or a Reload Option, (v) the exercise price for the purchase of the shares of Common Stock covered by such Option, (vi) the period during which the Option may be exercised, (vii) whether the right to purchase the number of shares covered by the Option shall be fully vested on issuance of the Option so that such shares may be purchased in full at one time or whether the right to purchase such shares shall become vested over a period of time so that such shares may only be purchased in installments, (viii) the time or times at which Options shall be granted, (ix) amend the terms of any Option previously granted in such a manner that the amended Option contains such terms and conditions as the Committee could have determined and set forth in the Option at the time it was originally granted, (x) determine and grant alternate stock appreciation rights, including, without limitation, the recipients and the related terms and conditions thereof consistent with the applicable provisions of the Plan, (xi) prescribe the form of Award Agreements embodying Awards granted under the Plan, (xii) grant waivers of Plan terms, conditions, restrictions and limitations to the extent permitted under the Plan, (xiii) accelerate the exercise, vesting or payment of an Award when such action or actions would be in the best interests of the Company, and
(xiv) determine the fair market value of a share of Common Stock as of the date of grant of an Option. The Committee's determinations under the Plan, including the above enumerated determinations, need not be uniform and may be made by it selectively among the persons who receive, or are eligible to receive, Options under the Plan, whether or not such persons are similarly situated.

          The interpretation by the Committee of any provision of the Plan or of any Option Agreement entered into pursuant to the Plan with respect to any Incentive Option shall be in accordance with Section 422 of the Code and the regulations issued thereunder, and as such section or regulations may be amended from time to time, in order that the rights granted hereunder and pursuant to such Option Agreements shall constitute "incentive stock options" within the meaning of such section. The interpretation and construction by the Committee of any provision of the Plan or of any Award granted hereunder shall be final and conclusive, unless otherwise determined by the Board. The decisions of the Board and its actions with respect to the Plan shall be final, conclusive and binding on all Persons having or claiming to have any right or interest in or under the Plan, including Optionees and their respective estates, beneficiaries and legal representatives. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted pursuant to the Plan. Upon issuing an Award under the Plan, the Committee shall report to the Board the name of the person granted such Award, and if such Award is an Option, whether such Option is an Incentive Option or a Nonqualified Option, the number of shares of Common Stock covered by the Option, and the terms and conditions of such Option.

          (c) Changes in Applicable Law. If the laws relating to Incentive Options or Nonqualified Options are changed, altered or amended during the term of the Plan, the Board shall have full authority and power to alter or amend the Plan with respect to Incentive Options or Nonqualified Options, respectively, to conform to such changes in Applicable Law without the necessity of obtaining further shareholder approval thereof, unless the changes require such approval.

     5. Types of Awards Under the Plan. Subject to the applicable provisions of the Plan, awards under the Plan may be in the form of Incentive Options, Nonqualified Options, alternate stock appreciation rights (as described in Section 11 hereof), Reload Options (as described in Section 12 hereof), or a combination thereof. Awards under a particular Section of the Plan need not be uniform, and Awards under two or more Sections of the Plan may be combined into a single Award Agreement.

     6.   Persons to Whom Options Shall be Granted.

          (a) Nonqualified Options. Nonqualified Options shall be granted only to officers, directors (including Non-Employee Directors) of the Company or a Subsidiary, employees and advisors of the Company or a Subsidiary who, in the judgment of the Committee, are responsible for or contribute to the management or success of the Company or a Subsidiary and who, at the time of the granting of the Nonqualified Options, are either officers, directors, employees or advisors of the Company or a Subsidiary.

          (b) Incentive Options. Incentive Options shall be granted only to employees of the Company or a Subsidiary who, in the judgment of the Committee, are responsible for or contribute to the management or success of the Company or a Subsidiary and who, at the time of the granting of the Incentive Option are either an employee of the Company or a Subsidiary. Except as set forth in
Section 9(g) hereof, no individual shall be granted an Incentive Option who, immediately before such Incentive Option was granted, would own more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company (a "10% Shareholder").

     7. Factors to Be Considered in Granting Awards. In making any determination as to persons to whom Awards shall be granted and the number of shares to be covered by Options, the Committee shall take into account the duties and responsibilities of the respective officers, directors, employees, or advisors, their current and potential contributions to the success of the Company or a Subsidiary, and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.

     8. Time of Granting Awards. Neither any provision contained in the Plan nor any resolution adopted or to be adopted by the Board or the Shareholders of the Company or a Subsidiary nor any action taken by the Committee shall constitute the granting of any Award. The granting of an Award shall be effected only when a written Award Agreement acceptable in form and substance to the Committee, subject to the terms and conditions hereof, including if the Award consists of an Option, those set forth in Section 9 hereof, shall have been duly executed and delivered by or on behalf of the Company and the person to whom such Option shall be granted. No person shall have any rights under the Plan until such time, if any, as a written Award Agreement shall have been duly executed and delivered as set forth in this Section 8.

     9. Terms and Conditions of Options. All Options granted pursuant to this Plan must be granted within ten (10) years from the date the Plan is adopted by the Board. Each Option Agreement governing an Option granted hereunder shall be subject to at least the following terms and conditions, and shall contain such other terms and conditions, not inconsistent therewith, that the Committee shall deem appropriate:

          (a) Number of Shares. Each Option shall state the number of shares of Common Stock which it represents.

          (b) Type of Option. Each Option shall state whether it is intended to be an Incentive Option or a Nonqualified Option.

          (c)  Option Period.

               (1) General. Each Option shall state the date upon which it is granted. Each Option shall be exercisable in whole or in part during such period as is provided under the terms of the Option, subject to any vesting period set forth in the Option, but in no event shall an Option be exercisable either in whole or in part after the expiration of ten (10) years from the date of grant thereof; provided, however, if an Incentive Option is granted to a 10% Shareholder, such Incentive Option shall not be exercisable more than five (5) years from the date of grant thereof.

               (2) Termination of Employment. Except as otherwise provided in case of Disability, death or Change of Control (as hereinafter defined), no Option shall be exercisable after an Optionee who is an employee of the Company or a Subsidiary ceases to be employed by the Company or a Subsidiary; provided, however, that the Committee shall have the right in its sole discretion, but not the obligation, to extend the exercise period of any Incentive Option for not more than three (3) months following the date of termination of such Optionee's employment and to extend the term of any Nonqualified Option for a period determined by the Committee provided such period may not exceed the original exercise period set forth in the Option Agreement; provided further, however, that no Option shall be exercisable after the expiration of ten (10) years from the date it is granted, and provided further, that no Incentive Option granted to a 10% Shareholder shall be exercisable after the expiration of five (5) years from the date it is granted. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise the Option to the extent so entitled within the time specified herein, the Option shall terminate and the shares of Common Stock covered by such Option shall revert to the Plan.

               (3) Cessation of Service as Director or Advisor. Except as otherwise provided in case of Disability, death or Change of Control, no Option shall be exercisable after an Optionee who was a director or advisor of the Company or a Subsidiary ceases to be a director or advisor of the Company or a Subsidiary; provided, however, that the Committee shall have the right in its sole discretion, but not the obligation, to extend the exercise period of any such Option for a period determined by the Committee provided such period may not exceed the original exercise period set forth in the Option Agreement; provided further, however, that no Option shall be exercisable after the expiration of ten (10) years from the date it is granted. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise the Option to the extent so entitled within the time specified herein, the Option shall terminate and the shares of Common Stock covered by such Option shall revert to the Plan.

               (4) Disability. If an Optionee's employment is terminated by reason of the permanent and total Disability of such Optionee or if an Optionee who is a director or advisor of the Company or a Subsidiary ceases to serve as a director or advisor by reason of the permanent and total Disability of such Optionee, the Committee shall have the right in its sole discretion, but not the obligation, to extend the exercise period of any Option then held by such Optionee for not more than one (1) year following the date of termination of the Optionee's employment or the date such Optionee ceases to be a director or advisor of the Company or a Subsidiary, as the case may be, subject to the condition that no Option shall be exercisable after the expiration of ten (10) years from the date it is granted and subject to the further condition that no Incentive Option granted to a 10% Shareholder shall be exercisable after the expiration of five (5) years from the date it is granted. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise the Option to the extent so entitled within the time specified herein, the Option shall terminate and the shares of Common Stock covered by such Option shall revert to the Plan.

               (5) Death. If an Optionee dies while in the employ of the Company or a Subsidiary, or while serving as a director or advisor of the Company or such Subsidiary, and shall not have fully exercised Options granted pursuant to the Plan, such Options may be exercised in whole or in part at any time within one (1) year after the Optionee's death, by the executors or administrators of the Optionee's estate or by any person or persons who shall have acquired the Options directly from the Optionee by bequest or inheritance (the "Option Beneficiary"), but only to the extent that the Optionee was entitled to exercise such Option at the date of such Optionee's death, subject to the condition that no Option shall be exercisable after the expiration of ten (10) years from the date it is granted and subject to the further condition that no Incentive Option granted to a 10% Shareholder shall be exercisable after the expiration of five (5) years from the date it is granted. To the extent that, at the time of death, the Optionee was not entitled to exercise the Option, or if the Option Beneficiary does not exercise the Option within the time specified herein, the Option shall terminate and the shares of Common Stock covered by such Option shall revert to the Plan.

               (6) Acceleration and Exercise Upon Change of Control. Notwithstanding the preceding provisions of this Section 9(c), if any Option granted under the Plan provides for either (a) an incremental vesting period whereby such Option may only be exercised in installments as such incremental vesting period is satisfied or (b) a delayed vesting period whereby such Option may only be exercised after the lapse of a specified period of time, such as after the expiration of one (1) year, such vesting period shall be accelerated upon the occurrence of a Change of Control of the Company, or a threatened Change of Control of the Company as determined by the Committee, so that such Option shall thereupon become exercisable immediately in part or its entirety by the holder thereof, as such holder shall elect. For the purposes of this Plan, a "Change of Control" shall be deemed to have occurred if:

                    (i) Any "person", including a "group" as determined in accordance with Section 13(d)(3) of the Exchange Act and the Rules and Regulations promulgated thereunder, is or becomes, through one or a series of related transactions or through one or more intermediaries, the beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities, other than a person who is such a beneficial owner on the Effective Date of the Plan and any affiliate of such person;

                    (ii) As a result of, or in connection with, any tender offer or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who were Directors of the Company before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company;

                    (iii) Following the Effective Date of the Plan, the Company
               is merged or consolidated with another corporation and as a result of such merger or consolidation less than 40% of the outstanding voting securities of the surviving or resulting corporation shall then be owned in the aggregate by the former shareholders of the Company, other than (x) any party to such merger or consolidation, or (y) any affiliates of any such party;

                    (iv) A tender offer or exchange offer is made and consummated for the ownership of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding voting securities; or

                    (v) The Company transfers more than 50% of its assets, or the last of a series of transfers results in the transfer of more than 50% of the assets of the Company, to another corporation that is not a wholly-owned corporation of the Company. For purposes of this subsection 9(c)(6)(v), the determination of what constitutes more than 50% of the assets of the Company shall be determined based on the sum of the values attributed to (i) the Company's real property as determined by an independent appraisal thereof, and (ii) the net book value of all other assets of the Company, each determined as of the date of the Transaction involved.

               In addition, upon a Change of Control, any Options previously granted under the Plan, to the extent not already exercised, may be exercised in whole or in part, either immediately or at any time during the term of the Option, as such holder shall elect.

          (d) Option Prices. The purchase price or prices of the shares of the Common Stock which shall be offered to any person under the Plan and covered by an Option shall be one hundred percent (100%) of the fair market value of the Common Stock at the time of granting such Option or such greater purchase price as may be determined by the Committee at the time of granting such Option; provided, however, if an Incentive Option is granted to a 10% Shareholder, the purchase price of the shares of the Common Stock covered by such Incentive Option may not be less than one hundred ten percent (110%) of the fair market value of the shares on the date such Incentive Option is granted. During such time as the Common Stock is not listed upon an established stock exchange, the fair market value per share shall be deemed to be the closing sales price of the Common Stock on the NASDAQ SmallCap Market ("NASDAQ") on the date the Option is granted, as reported by NASDAQ, if the Common Stock is so quoted, and if not so quoted, the mean between dealer "bid" and "ask" prices of the Common Stock in the over-the-counter market on the date the Option is granted, as reported by the National Association of Securities Dealers, Inc. If the Common Stock is listed upon an established stock exchange or exchanges, such fair market value shall be deemed to be the highest closing price of the Common Stock on such stock exchange or exchanges on the date the Option is granted or, if no sale of the Common Stock of the Company shall have been made on an established stock exchange on such day, on the next preceding day on which there was a sale of such stock. If there is no market price for the Common Stock, then the Board may, after taking all relevant facts into consideration, determine the fair market value of the Common Stock.

          (e) Exercise of Options. To the extent that a holder of an Option has a current right to exercise, the Option may be exercised from time to time by written notice to the Company at its principal place of business. Such notice shall state the election to exercise the Option, the number of whole shares in respect of which it is being exercised, shall be signed by the Person or Persons so exercising the Option, and shall contain any investment representation required by Section 9(i) hereof. Such notice shall be accompanied by payment of the full purchase price of such shares and by the Option Agreement evidencing the Option. In addition, if the Option shall be exercised, pursuant to either
Section 9(c)(4) or Section 9(c)(5) hereof, by any person or persons other than the Optionee, such notice shall also be accompanied by appropriate proof of the right and authority of such person or persons to exercise the Option. The Company shall deliver a certificate or certificates representing such shares as soon as practicable after the aforesaid notice and payment of such shares shall be received. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the Person or Persons so exercising the Option. In the event the Option shall not be exercised in full, the Secretary of the Company shall endorse or cause to be endorsed on the Option the number of shares which has been exercised thereunder and the number of shares that remain exercisable under the Option and return such Option Agreement to the holder thereof.

          (f) Nontransferability of Options. An Option granted pursuant to the Plan shall be exercisable only by the Optionee or the Optionee's court appointed guardian as set forth in Section 9(c)(4) hereof during the Optionee's lifetime and shall not be assignable or transferable by the Optionee otherwise than by Will or the laws of descent and distribution. An Option granted pursuant to the Plan shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise other than by Will or the laws of descent and distribution) and shall not be subject to execution, attachment, or similar process. Any attempted transfer, assignment, pledge, hypothecation, or other disposition of an Award or of any rights granted thereunder contrary to the foregoing provisions of this Section 9(f), or the levy of any attachment or similar process upon an Award or such rights, shall be null and void.

          (g) Limitations on 10% Shareholders. No Incentive Option may be granted under the Plan to any 10% Shareholder unless (i) such Incentive Option is granted at an option price not less than one hundred ten percent (110%) of the fair market value of the shares on the date such Incentive Option is granted and (ii) such Incentive Option expires on a date not later than five (5) years from the date the Incentive Option is granted.

          (h) Limits on Vesting of Incentive Options. An individual may be granted one or more Incentive Options, provided that the aggregate fair market value (as determined at the time such Incentive Option is granted) of the Common Stock with respect to which Incentive Options are exercisable for the first time by such individual during any calendar year shall not exceed $100,000. To the extent the $100,000 limitation in the preceding sentence is exceeded, such Option shall be treated as an Option which is not an Incentive Option.

          (i) Compliance with Securities Laws. The Plan and the grant and exercise of the rights to purchase of Common Stock hereunder, and the Company's obligations to sell and deliver shares of Common Stock upon the exercise of rights to purchase shares, shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may, in the opinion of counsel for the Company, be required, and shall also be subject to all applicable rules and regulations of any stock exchange upon which the Common Stock of the Company may then be listed. At the time of exercise of any Option, the Company may require the Optionee to execute any documents or take any action which may be then necessary to comply with the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations promulgated thereunder, or any other applicable federal or state laws regulating the sale and issuance of securities, and the Company may, if it deems it necessary, include provisions in the Option Agreements to assure such compliance. The Company may, from time to time, change its requirements with respect to enforcing compliance with federal and state securities laws, including the request for and enforcement of letters of investment intent, such requirements to be determined by the Company, acting in the judgment of and through the Committee, as necessary from time to time during the term of the Plan to assure compliance with said laws. Such changes may be made with respect to any particular Option or Common Stock issued upon exercise thereof. Without limiting the generality of the foregoing, if the Common Stock issuable upon exercise of an Option granted under the Plan is not registered under the Securities Act, the Company at the time of exercise will require that the registered owner execute and deliver an investment representation agreement to the Company in form acceptable to the Company and its counsel, and the Company will place a legend on the certificate evidencing such Common Stock restricting the transfer thereof, which legend shall be substantially as follows:

          "THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW BUT HAVE BEEN ACQUIRED FOR THE PRIVATE INVESTMENT OF THE HOLDER HEREOF AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED UNTIL EITHER (i) A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY AND ITS COUNSEL THAT REGISTRATION UNDER SUCH SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED OFFER, SALE OR TRANSFER."

          (j) Additional Provisions. The Option Agreements authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, including, without limitation, restrictions upon the exercise of the Option. Any such Option Agreement with respect to an Incentive Option shall contain such limitations and restrictions upon the exercise of the Incentive Option as shall be necessary in order that the Option will be an "incentive stock option" as defined in Section 422 of the Code.

     10. Medium and Time of Payment. The purchase price of the shares of the Common Stock as to which an Option shall be exercised shall be paid in full either (i) in cash at the time of exercise of the Option, (ii) by tendering to the Company previously acquired nonforfeitable, unrestricted shares of Common Stock having an aggregate fair market value (as of the date of receipt of such shares by the Company) equal to the purchase price for the number of shares of Common Stock purchased, or (iii) partly in cash and partly in shares of Common Stock valued at fair market value as of the date of receipt of such shares by the Company. Cash payment for the shares of the Common Stock purchased upon exercise of any Option shall be in the form of either a cashier's check, certified check or money order. Personal checks may be submitted, but will not be considered as payment for the shares of Common Stock purchased and no certificate evidencing such shares will be issued until the personal check clears payment through normal banking channels. If a personal check is not paid upon presentment by the Company, then the attempted exercise of the Option will be deemed null and void. In the event the Optionee tenders shares of Common Stock in full or partial payment for the shares being purchased pursuant to exercise of an Option, the shares of Common Stock so tendered shall be accompanied by fully executed stock power(s) endorsed in favor of the Company with the signature on such stock power(s) being guaranteed. If an Optionee tenders shares, such Optionee shall thereupon assume sole and full responsibility for the tax consequences, if any, to such Optionee arising therefrom, including the possible application of Code Section 424(c), or its successor Code section, which negates nonrecognition of income with respect to such transferred shares, if such transferred shares have not been held for the minimum statutory holding period to qualify for preferential tax treatment.

     11.  Alternate Stock Appreciation Rights.

          (a) Award of Alternate Stock Rights. Concurrently with or subsequent to the award of any Option to purchase one or more shares of Common Stock, the Committee may in its sole discretion, subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, award to the Optionee with respect to each share of Common Stock covered by an Option (the "Related Option"), a related alternate SAR, permitting such Optionee to be paid the appreciation on the Related Option in lieu of exercising the Related Option. A SAR granted with respect to an Incentive Option must be granted together with the Related Option. A SAR granted with respect to a Nonqualified Option may be granted together with or subsequent to the grant of such Related Option.

          (b) Alternate Stock Rights Agreement. Each SAR shall be on such terms and conditions not inconsistent with this Plan as the Committee may determine and shall be evidenced by a written agreement executed by the Company and the Optionee receiving the Related Option.

          (c) Exercise. An SAR may be exercised only if and to the extent that its Related Option is eligible to be exercised on the date of exercise of the SAR. To the extent that a holder of a SAR has a current right to exercise, the SAR may be exercised from time to time by written notice to the Company at its principal place of business. Such notice shall state the election to exercise the SAR, the number of shares in respect of which it is being exercised, shall be signed by the person so exercising the SAR and shall be accompanied by the agreement evidencing the SAR and the Related Option. In the event the SAR shall not be exercised in full, the Secretary of the Company shall endorse or cause to be endorsed on the SAR and the Related Option the number of shares which have been exercised thereunder and the number of shares that remain exercisable under the SAR and the Related Option, respectively, and return such SAR and Related Option to the holder thereof.

          (d) Amount of Payment. The amount of payment to which an Optionee shall be entitled to receive upon the exercise of each SAR shall be equal to 100% of the amount, if any, by which the fair market value of a share of Common Stock on the exercise date exceeds the fair market value of a share of Common Stock on the date the Option related to said SAR was granted or became effective, as the case may be; provided, however, the Company may, in its sole discretion, withhold from such cash payment any amount necessary to satisfy the Company's obligation for withholding taxes with respect to such payment. For this purpose, the fair market value of a share of Common Stock shall be determined in the manner set forth in Section 9(d) hereof.

          (e) Form of Payment. The amount payable by the Company to an Optionee upon exercise of a SAR may be paid in shares of Common Stock, cash or a combination thereof. The number of shares of Common Stock to be paid to an Optionee upon such Optionee's exercise of a SAR shall be determined by dividing the amount of payment determined pursuant to Section 11(d) hereof by the fair market value of a share of Common Stock on the exercise date of such SAR. For purposes of this Plan, the exercise date of a SAR shall be the date the Company receives written notification from the Optionee of the exercise of the SAR in accordance with the provisions of Section 11(c) hereof. As soon as practicable after exercise, the Company shall either deliver to the Optionee the amount of cash due such Optionee or a certificate or certificates for such shares of Common Stock. All such shares shall be issued subject to the applicable rights and restrictions specified herein.

          (f) Termination of SAR. Except as otherwise provided in case of Disability or death, no SAR shall be exercisable after an Optionee ceases to be an employee, director or advisor of the Company or a Subsidiary; provided, however, that the Committee shall have the right in its sole discretion, but not the obligation, to extend the exercise period for not more than three (3) months following the date such Optionee ceases to be an employee, director or advisor of the Company or a Subsidiary; provided further, that the Committee may not extend the period during which an Optionee may exercise a SAR for a period greater than the period during which an Optionee may exercise the Option related to said SAR. If an Optionee's position as an employee, director or advisor of the Company is terminated due to the Disability or death of such Optionee, the Committee shall have the right, in its sole discretion, but not the obligation, to extend the exercise period applicable to the SAR for a period not to exceed the period in which the Optionee may exercise the Option related to said SAR, as set forth in Sections 9(c)(4) and 9(c)(5) hereof, respectively.

          (g) Effect of Exercise of SAR. The exercise of any SAR shall cancel and terminate the right to purchase an equal number of shares covered by the Related Option.

          (h) Effect of Exercise of Related Option. Upon the exercise or termination of any Related Option, the SAR with respect to such Related Option shall terminate to the extent of the number of shares of Common Stock as to which the Related Option was exercised or terminated.

          (i) Nontransferability of SAR. A SAR granted pursuant to this Plan shall be exercisable only by the Optionee or the Optionee's court appointed guardian as set forth in Section 9(c)(4) hereof during the Optionee's lifetime and, subject to the provisions of Section 11(f) hereof, shall not be assignable or transferable by the Optionee. A SAR granted pursuant to the Plan shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment, or similar process. Any attempted transfer, assignment, pledge, hypothecation, or other disposition of any SAR or of any rights granted thereunder contrary to the foregoing provisions of this Section 11(i), or the levy of any attachment or similar process upon a SAR or such rights, shall be null and void.

          (j) No Interest in Company Assets. To the extent any Person acquires a right to receive payments from the Company under the Plan, such rights shall be no greater than the rights of an unsecured creditor of the Company, and such Person shall not have any rights in or against any specific assets of the Company.

     12.  Reload Options.

          (a) Authorization of Reload Options. Concurrently with the award of any Nonqualified Option and/or the award of any Incentive Option to any participant in the Plan, the Committee may authorize a Reload Option to purchase for cash or shares that number of shares of Common Stock equal to the sum of:

               (1) The number of shares of Common Stock used to exercise the underlying Nonqualified Option or Incentive Option; and

               (2) To the extent authorized by the Committee, the number of shares of Common Stock used to satisfy any tax withholding requirement incident to the exercise of the underlying Nonqualified Option or Incentive Option.

          The grant of a Reload Option will become effective upon the exercise of the underlying Nonqualified Option, Incentive Option or Reload Option through the use of shares of Common Stock held by the Optionee for at least 12 months. Notwithstanding the fact that the underlying option may be an Incentive Option, a Reload Option is not intended to qualify as an "incentive stock option" under
Section 422 of the Code.

          (b) Reload Option Amendment. Each Option Agreement shall state whether the Committee has authorized Reload Options with respect to the underlying Nonqualified Option and/or Incentive Option. Upon the exercise of an underlying Nonqualified Option or Incentive Option, the Reload Option will be evidenced by an amendment to the underlying Option Agreement.

          (c) Reload Option Price. The option price per share of Common Stock deliverable upon the exercise of a Reload Option shall be the fair market value of a share of Common Stock on the date the grant of the Reload Option becomes effective, determined in the manner set forth in Section 9(d) hereof.

          (d) Term and Exercise. Each Reload Option shall be fully exercisable six months from the effective date of grant. The term of each Reload Option shall be equal to the remaining term of the underlying Nonqualified Option and/or Incentive Option.

          (e) Termination of Employment. No additional Reload Options shall be granted to Optionees when Nonqualified Options, Incentive Options and/or Reload Options are exercised pursuant to the terms of this Plan following termination of the Optionee's employment.

          (f) Applicability of Other Sections. To the extent not inconsistent with the foregoing provisions of this Section, the other Sections of this Plan pertaining to Options, including Sections 6, 7, 8, 9 and 10, are incorporated herein by this reference thereto as though fully set forth herein.

     13. Rights as a Shareholder. The holder of an Option or a SAR shall have no rights as a shareholder with respect to the shares covered by the Option or SAR until the due exercise of the Option, Related Option, or SAR and the date of issuance of one or more stock certificates to such holder for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 15 hereof.

     14. Optionee's Agreement to Serve. Each employee receiving an Option shall, as one of the terms of the Option Agreement, agree that such employee will remain in the employ of the Company or a Subsidiary for a period of at least one (1) year from the date on which the Option shall be granted to such employee; and that such employee will, during such employment, devote such employee's entire time, energy, and skill to the service of the Company or a Subsidiary as may be required by the management thereof, subject to vacations, sick leaves, and military absences. Such employment, subject to the provisions of any written contract between the Company or a Subsidiary and such employee, shall be at the pleasure of the Board of Directors of the Company or a Subsidiary, and at such compensation as the Company or a Subsidiary shall reasonably determine. Any termination of such employee's employment during the period which the employee has agreed pursuant to the foregoing provisions of this Section 14 to remain in employment that is either for cause or voluntary on the part of the employee shall be deemed a violation by the employee of such employee's agreement. In the event of such violation, any Option or Options held by such employee, to the extent not theretofore exercised, shall forthwith terminate, unless otherwise determined by the Committee. Notwithstanding the preceding, neither the action of the Company in establishing the Plan nor any action taken by the Company, a Subsidiary or the Committee under the provisions hereof shall be construed as granting the Optionee the right to be retained in the employ of the Company or a Subsidiary, or to limit or restrict the right of the Company or a Subsidiary, as applicable, to terminate the employment of any employee of the Company or a Subsidiary, with or without cause.

     15.  Adjustments on Changes in Capitalization.

          (a) Changes in Capitalization. Subject to any required action by the Shareholders of the Company, the number of shares of Common Stock covered by the Plan, the number of shares of Common Stock covered by each outstanding Option, the exercise price per share thereof specified in each such Option, and the rights and privileges attendant to any outstanding SARs shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company after the date such Option or such SAR is granted, so that upon exercise of such Option or related SAR, if any, the Optionee shall receive the same number of shares or same SARs, as applicable, the Optionee would have received had the Optionee been the holder of all shares subject to such Optionee's outstanding Options immediately before the effective date of such change in the number of issued shares of the Common Stock.

          (b) Reorganization, Dissolution or Liquidation. Subject to any required action by the Shareholders of the Company, if the Company shall be the surviving corporation in any merger or consolidation, each outstanding Option and SAR, if any, shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to such Option or related SARs would have been entitled. A dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation, shall cause each outstanding Option and each outstanding SAR to terminate as of a date to be fixed by the Committee (which date shall be as of or prior to the effective date of any such dissolution or liquidation or merger or consolidation); provided, that not less than thirty (30) days written notice of the date so fixed as such termination date shall be given to each Optionee, and each Optionee shall, in such event, have the right, during the such period of thirty (30) days preceding such termination date, to exercise such Optionee's Options and SARs, as applicable, in whole or in part in the manner herein set forth. In the event of any recapitalization, reorganization, extraordinary dividend or distribution or restructuring transaction (including any distribution of shares of stock of any Subsidiary or other property to holders of shares of Common Stock) affecting the Common Stock, the number of shares issuable under this Plan shall be subject to such adjustment as the Committee may deem appropriate, and the number of shares issuable pursuant to any Option or rights related to any SARs theretofore granted (whether or not then exercisable) and/or the exercise price per share of such Option and/or the rights related to such SARs, as applicable, shall be subject to such adjustment as the Committee may deem appropriate with a view toward preserving the value any of such Option and any such SARs, respectively.

          (c) Change in Par Value. In the event of a change in the Common Stock of the Company as presently constituted, which change is limited to a change of all of its authorized shares with no par value into the same number of shares with a different par value, the shares resulting from any change shall be deemed to be the Common Stock within the meaning of the Plan.

          (d) Notice of Adjustments. To the extent that the adjustments set forth in the foregoing paragraphs of this Section 15 relate to the capital stock or securities of the Company, such adjustments, if any, shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive, provided that each Incentive Option granted pursuant to this Plan shall not be adjusted in a manner that causes the Incentive Option to fail to continue to qualify as an "incentive stock option" within the meaning of Section 422 of the Code. The Company shall give timely notice of any adjustments made to each holder of an Option and related SAR, if applicable, under this Plan and such adjustments shall be effective and binding on the Optionee.

          (e) Effect Upon Holders of Options and SARs. Except as hereinbefore expressly provided in this Section 15, the holder of an Option or an SAR shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class by reason of any dissolution, liquidation, merger, reorganization, or consolidation, or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of

Common Stock subject to the Option or related SARs. Without limiting the generality of the foregoing, no adjustment shall be made with respect to the number or price of shares subject to any Option or SAR granted hereunder upon the occurrence of any of the following events:

               (1) The grant or exercise of any other options or SARs which may be granted or exercised under this Plan or any other qualified or nonqualified stock option plan or under any other employee benefit plan of the Company whether or not such options or SARs were outstanding on the date of grant of the Option or SAR or thereafter granted;

               (2) The sale of any shares of Common Stock in any public offering of securities by the Company, including, without limitation, shares sold upon the exercise of any overallotment option granted to underwriters in connection with such offering;

               (3) The issuance, sale or exercise of any warrants to purchase shares of Common Stock whether or not such warrants were outstanding on the date of grant of the Option or SAR or thereafter issued;

               (4) The issuance or sale of rights, promissory notes or other securities convertible into shares of Common Stock in accordance with the terms of such securities (the "Convertible Securities") whether or not such Convertible Securities were outstanding on the date of grant of the Option or SAR or were thereafter issued or sold;

               (5) The issuance or sale of Common Stock upon conversion or exchange of any Convertible Securities, whether or not any adjustment in the purchase price was made or required to be made upon the issuance or sale of such Convertible Securities and whether or not such Convertible Securities were outstanding on the date of grant of the Option or were thereafter issued or sold; or

               (6) Upon any amendment to or change in the terms of any rights or warrants to subscribe for or purchase, or options for the purchase of, Common Stock or Convertible Securities or in the terms of any Convertible Securities, including, but not limited to, any extension of any expiration date of any such right, warrant or option, any change in any exercise or purchase price provided for in any such right, warrant or option, any extension of any date through which any Convertible Securities are convertible into or exchangeable for Common Stock or any change in the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock.

          (f) Right of Company to Make Adjustments. The grant of an Option and related SARs pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets or to suspend, terminate, amend or modify the Plan.

          16. Investment Purpose. Each Option under the Plan shall be granted on the condition that the purchase of the shares of Common Stock thereunder shall be for investment purposes, and not with a view to resale or distribution thereof; provided, however, that in the event the shares of stock subject to such Option are registered under the Securities Act or in the event a resale of such shares of stock without such registration would otherwise be permissible, such condition shall be inoperative if in the opinion of counsel for the Company such condition is not required under the Securities Act or any other applicable law or regulation, or rule of any governmental agency.

          17. No Obligation to Exercise Option or SAR. The granting of an Option or SAR pursuant to the Plan shall impose no obligation upon the Optionee to exercise such Option or SAR.

          18. Modification, Extension, and Renewal of Options and SARs. Subject to the terms and conditions and within the limitations of the Plan, the Committee and the Board may modify, extend or renew outstanding Options and related SARs granted under the Plan, or accept the surrender of outstanding Options and related SARs, if applicable, each to the extent not theretofore exercised. Notwithstanding the foregoing, however, no modification of an Option or SAR shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option or SAR theretofore granted under the Plan.

          19. Effective Date of the Plan. The Plan shall become effective on the date of execution hereof, which date is the date the Board approved and adopted the Plan (the "Effective Date"); provided, however, if the Shareholders of the Company shall not have approved the Plan by the requisite vote of the Shareholders within twelve (12) months after the Effective Date, then the Plan shall terminate and all Options and SARs theretofore granted under the Plan shall terminate and be null and void.

          20. Termination of the Plan. This Plan shall terminate as of the expiration of ten (10) years from the Effective Date. Options and related SARs, as applicable, may be granted under this Plan at any time and from time to time prior to its termination. Any Option and related SAR, if applicable, outstanding under the Plan at the time of its termination shall remain in effect until the Option and related SAR, if applicable, shall have been exercised or shall have expired.

          21. Amendment of the Plan. The Plan may be terminated at any time by the Board. The Board may at any time and from time to time without obtaining the approval of the Shareholders of the Company or a Subsidiary, modify or amend the Plan (including such form of Award Agreement as hereinabove mentioned) in such respects as it shall deem advisable; provided, however, any amendment to the Plan shall be approved by the Shareholders of the Company if the amendment would
(i) materially increase the benefits accruing to participants under the Plan,
(ii) materially increase the number of securities which may be issued under the Plan, except as provided in Section 15 hereof, or (iii) materially modify the requirements as to eligibility for participation in the Plan. Without limiting the generality of the foregoing, the Board may at any time and from time to time without obtaining the approval of the Shareholders of the Company modify or amend the Plan (including such form of Award Agreements as hereinabove mentioned) to (i) comport with changes in the Code, the Employee Retirement Income Security Act of 1974 ("ERISA"), or the rules and regulations thereunder or other applicable laws, (ii) increase the number of securities issuable to investors under the Plan by less than ten percent (10%) based on the amount of securities issuable under the Plan as last expressly approved by the Shareholders of the Company, (iii) amend the Plan to adjust the terms of Options and SARs, if applicable, previously granted to reflect a restructuring transaction, such as a holding company formation, stock split or stock dividend, extraordinary dividend, spin-off or issuance of repurchase rights. The termination or any modification or amendment of the Plan shall not, without the consent of the Optionee, affect such Optionee's rights under any Option or related SAR, if any, theretofore granted to such Optionee. With the consent of the Optionee to whom such Option and related SAR, if any, was granted, an outstanding Option and related SAR, if applicable, may be modified or amended by the Committee in such manner as it may deem appropriate and consistent with the requirements of the Plan applicable to the grant of a new Option and related SAR, if applicable, on the date of modification or amendment.

          22. Tax Withholding. Whenever an Optionee shall recognize compensation income as a result of the exercise of any Option or SAR granted under the Plan, such Optionee shall remit in cash to the Company or a Subsidiary the minimum amount of federal income and employment tax withholding which the Company or Subsidiary is required to remit to the Internal Revenue Service in accordance with the then applicable provisions of the Code. The full amount of such withholding shall be paid by the Optionee simultaneously with the award or exercise of an Option or SAR, as applicable.

          23. Other Benefits. No Award granted under the Plan shall be considered compensation for purposes of computing benefits or contributions under any retirement plan of the Company or any Affiliates now or subsequently in effect.

          24. Indemnification of Committee. In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against all the reasonable expenses, including, without limitation, attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option or SAR granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within sixty (60) days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Company the opportunity, at its own expense, to pursue and defend the same.

          25. Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to Options granted hereunder will be used for general corporate purposes.

          26. Notices. All notices required or permitted to be given or made under the Plan or any Award Agreement shall be in writing and shall be deemed to have been duly given or made if (i) delivered personally, (ii) transmitted by first class registered or certified United States mail, postage prepaid, return receipt requested, (iii) sent by prepaid overnight courier service, or (iv) sent by telecopy or facsimile transmission, answer back requested, to the Person who is to receive it at the address that such person has theretofore specified by written notice delivered in accordance herewith. Such notices shall be effective
(i) if delivered personally or sent by courier service, upon actual receipt by the intended recipient, (ii) if mailed, upon the earlier of five (5) days after deposit in the mail or the date of delivery as shown by the return receipt therefore, or (iii) if sent by telecopy or facsimile transmission, when the answer back is received. The Company or an Optionee may change, at any time and from time to time, by written notice to the other, the address that it or such Optionee had theretofore, specified for receiving notices. Until such address is changed in accordance herewith, notices hereunder or under an Award Agreement shall be delivered or sent (i) to an Optionee at the Optionee's address set forth in the records of the Company or (ii) to the Company at the principal executive offices of the Company clearly marked "Attention: Stock Plan Administration."

          27. Severability. If any provision of the Plan or any Award Agreement is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan or such agreement, as the case may be, but such provision shall be fully severable and the Plan or such agreement, as the case may be, shall be construed and enforced as if the illegal or invalid provision had never been included herein or therein.

          28. Governing Law. Except to the extent governed by the applicable provisions of the Code or Federal securities laws, this Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

          IN WITNESS WHEREOF, this Plan is executed by the undersigned officers of U.S. PAWN, INC., each being hereunto duly empowered and authorized, on this _____ day of _______________, 2000.

                                        U.S. PAWN, INC.


                                        By:____________________________________
                                           ______________________, President

ATTEST:


____________________________________
_______________________, Secretary

                                                                       EXHIBIT G

                           COLORADO REVISED STATUTES

                    TITLE 7. CORPORATIONS AND ASSOCIATIONS
                        ARTICLE 113. DISSENTERS' RIGHTS

                         PART 1. RIGHT TO DISSENT AND
                           OBTAIN PAYMENT FOR SHARES

7-113-101. Definitions.

For purposes of this article:

     (1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

     (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

     (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

     (4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

     (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

     (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

     (7) "Shareholder" means either a record shareholder or a beneficial shareholder.

7-113-102. Right to dissent.

     (1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

          (a) Consummation of a plan of merger to which the corporation is a party if:

               (I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

               (II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

          (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

          (c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1); and

          (d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102
(2).

     (1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

          (a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

          (b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

          (c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

     (1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

          (a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

          (b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

          (c)  Cash in lieu of fractional shares; or

          (d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

     (2)  (Deleted by amendment, L. 96, p. 1321, (S) 30, effective June 1,
1996.)

     (2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

     (3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

     (4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

7-113-103. Dissent by nominees and beneficial owners.

     (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

     (2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

          (a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

          (b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

     (3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.

                       PART 2. PROCEDURE FOR EXERCISE OF
                              DISSENTERS' RIGHTS

7-113-201. Notice of dissenters' rights.

     (1)  If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (1).

     (2)  If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (2).

7-113-202. Notice of intent to demand payment.

     (1)  If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters' rights shall:

          (a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

          (b)  Not vote the shares in favor of the proposed corporate action.

     (2)  If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

     (3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

7-113-203. Dissenters' notice.

     (1)  If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

     (2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

          (a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

          (b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

          (c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

          (d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

          (e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

          (f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

          (g)  Be accompanied by a copy of this article.

7-113-204. Procedure to demand payment.

     (1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

          (a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

          (b)  Deposit the shareholder's certificates for certificated shares.

     (2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

     (3) Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.

     (4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

7-113-205. Uncertificated shares.

     (1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

     (2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

7-113-206. Payment.

     (1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

     (2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

          (a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;


          (b) A statement of the corporation's estimate of the fair value of the shares;

          (c)  An explanation of how the interest was calculated;

          (d)  A statement of the dissenter's right to demand payment under section 7-113-209; and

          (e)  A copy of this article.

7-113-207. Failure to take action.

     (1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

     (2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

7-113-208. Special provisions relating to shares acquired after announcement of proposed corporate action.

     (1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

     (2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206 (2).

7-113-209. Procedure if dissenter is dissatisfied with payment or offer.

     (1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

          (a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

          (b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

          (c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).

     (2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

                     PART 3. JUDICIAL APPRAISAL OF SHARES

7-113-301. Court action.

     (1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

     (2)  The corporation shall commence the proceeding described in subsection
(1) of this section in the district court of the county in this state where the corporation's principal office is located or, if the corporation has no principal office in this state, in the district court of the county in which its registered office is located. If the corporation is a foreign corporation without a registered office, it shall commence the proceeding in the county where the registered office of the domestic corporation merged into, or whose shares were acquired by, the foreign corporation was located.

     (3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

     (4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

     (5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.

7-113-302. Court costs and counsel fees.

     (1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

     (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

          (a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with the requirements of part 2 of this article; or

          (b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

     (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

                                U.S. PAWN, INC.
                        SPECIAL MEETING OF SHAREHOLDERS
                               December __, 2000

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                U.S. PAWN, INC.
        --------------------------------------------------------------

     The undersigned hereby appoints Charles C. Van Gundy as proxy with full power of substitution to vote for the undersigned all shares of the Common Stock of U.S. Pawn, Inc. that the undersigned would be entitled to vote if personally present at the special meeting of shareholders to be held on December __, 2000, at 9:00 a.m. Mountain Time, 410 17th Street, Suite 2200, Denver, Colorado 80202, and at any adjournments thereof.

(1)  Approval of the Asset Purchase Agreement.

        FOR ___  AGAINST ___  ABSTAIN ___

(2)  Approval of the Merger Agreement.

        FOR ___  AGAINST ___  ABSTAIN ___

(3) Approval to Reincorporate U.S. Pawn in Delaware and change its name to U.S. Home Systems, Inc.

        FOR ___  AGAINST ___  ABSTAIN ___

(4)  Approval to Reverse Split U.S. Pawn's Common Stock.

        FOR ___  AGAINST ___  ABSTAIN ___

(5) Approval of the election of the following individuals to the Board of Directors of U.S. Pawn:

     (a)  Murray H. Gross

          FOR ___  AGAINST ___  ABSTAIN ___

     (b)  David A. Yoho

          FOR ___  AGAINST ___  ABSTAIN ___

     (c)  Ronald I. Wagner

          FOR ___  AGAINST ___  ABSTAIN ___

     (d)  Charles D. Maguire

          FOR ___  AGAINST ___  ABSTAIN ___

     (e)  D.S. Berenson

          FOR ___  AGAINST ___  ABSTAIN ___

(6)  Approval of the 2000 Stock Compensation Plan of U.S. Pawn.

          FOR ___  AGAINST ___  ABSTAIN ___

(7) In his discretion, the proxy is authorized to vote on such other business as lawfully may come before the meeting.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS (1), (2), (3), (4), (5) and (6).

     The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and Proxy Statement dated December __, 2000.

Date:_______________, 2000              ________________________________________
                                        Please Print Name


                                        ________________________________________
Signature if held jointly               Signature


IMPORTANT: Please date this proxy and sign exactly as your name or names appear on your stock certificate. If stock is held jointly, signatures should include both names. Executors, administrators, trustees, guardian and others signing in a representative capacity, please give full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign partnership name by authorized person.

Please check if you intend to be present at the special meeting of shareholders:______